UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

BLACKROCK MUNIHOLDINGS NEW YORK QUALITY FUND, INC.

BLACKROCK NEW YORK MUNICIPAL INCOME TRUST

BLACKROCK MUNIYIELD NEW YORK QUALITY FUND, INC.

(Exact Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(4) and 0-11.

BLACKROCK MUNIHOLDINGS NEW YORK QUALITY FUND, INC.

BLACKROCK NEW YORK MUNICIPAL INCOME TRUST

BLACKROCK MUNIYIELD NEW YORK QUALITY FUND, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

[•], 2025

Dear Preferred Shareholder:

You are cordially invited to attend the joint special shareholder meetings (collectively, the “Special Meeting”) of BlackRock MuniHoldings New York Quality Fund, Inc. (“MHN”), BlackRock New York Municipal Income Trust (“BNY”) and BlackRock MuniYield New York Quality Fund, Inc. (“MYN” or the “Acquiring Fund” and collectively with MHN and BNY, the “Funds,” and each, a “Fund”), to be held on October 15, 2025 at [•] (Eastern Time). The Special Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting, but will be able to view the Special Meeting live, have a meaningful opportunity to participate, including the ability to ask questions of management, and cast their votes by accessing a web link. Before the Special Meeting, I would like to provide you with additional background information and ask for your vote on important proposals affecting the Funds.

Preferred Shareholders of MHN: You and the common shareholders of MHN, a Maryland corporation and a closed-end management investment company, are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger among the Acquiring Fund, a Maryland corporation and a closed-end management investment company, MHN and a wholly-owned subsidiary of the Acquiring Fund (the “MHN Merger Sub”) (the “MHN Merger Agreement”) and the transactions contemplated therein, including the merger of MHN with and into the MHN Merger Sub (the “MHN Merger”). The MHN Merger Sub has been formed for the sole purpose of consummating the MHN Merger, and will transfer its assets and liabilities to the Acquiring Fund and dissolve as soon as practicable following the completion of the MHN Merger. The Acquiring Fund has a similar investment objective and similar investment strategies, policies and restrictions as MHN, although there are some differences. In addition, you are also being asked to vote as a separate class on a proposal to approve the MHN Merger Agreement and the MHN Merger.

Preferred Shareholders of BNY: You and the common shareholders of BNY, a Delaware statutory trust and a closed-end management investment company, are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger among the Acquiring Fund, a Maryland corporation and a closed-end management investment company, BNY and a wholly-owned subsidiary of the Acquiring Fund (the “BNY Merger Sub”) (the

“BNY Merger Agreement” and together with the MHN Merger Agreement, the “Merger Agreements”) and the transactions contemplated therein, including the merger of BNY with and into the BNY Merger Sub (the “BNY Merger” and together with the MHN Merger, the “Mergers”). The BNY Merger Sub has been formed for the sole purpose of consummating the BNY Merger, and will transfer its assets and liabilities to the Acquiring Fund and dissolve as soon as practicable following the completion of the BNY Merger. The Acquiring Fund has a similar investment objective and similar investment strategies, policies and restrictions as BNY, although there are some differences. In addition, you are also being asked to vote as a separate class on a proposal to approve the BNY Merger Agreement and the BNY Merger.

Preferred Shareholders of the Acquiring Fund: You and the common shareholders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with each Merger. In addition, you are also being asked to vote as a separate class on a proposal to approve each Merger Agreement and the respective Merger.

The enclosed Proxy Statement is only being delivered to the Funds’ preferred shareholders. The common shareholders of each Fund are also being asked to attend the Special Meeting and to vote with respect to the proposals described above that require the vote of the common shareholders and preferred shareholders as a single class. Each Fund is delivering to its common shareholders a separate joint proxy statement/prospectus with respect to the proposals described above.

The Board of Directors or Board of Trustees, as applicable, of each Fund believes that the proposals that the preferred shareholders of its Fund are being asked to vote upon are in the best interests of its respective Fund and its shareholders and unanimously recommends that you vote “FOR” such proposals.

Your vote is important. Attendance at the Special Meeting will be limited to each Fund’s shareholders as of [•], 2025, the record date for the Special Meeting.

If your shares in a Fund are registered in your name, you may attend and participate in the Special Meeting at https://meetnow.global/MgFSU5J by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

If you are a beneficial shareholder of a Fund (that is if you hold your shares of a Fund through a bank, broker, financial intermediary or other nominee) and want to attend the Special Meeting you must register in advance of the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Georgeson LLC, each Fund’s tabulator. You may email an image of your legal proxy to [shareholdermeetings@computershare.com]. Requests for registration must be received [no later than 5:00 p.m. (Eastern Time) three business days prior to the Special Meeting date]. You will receive a confirmation email from Georgeson LLC of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to participate in the virtual Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card or voting instruction form you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

We encourage you to carefully review the enclosed materials, which explain the proposals in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form(s):

•	By touch-tone phone;

•	By internet;

•	By signing, dating and returning the enclosed proxy card or voting instruction form(s) in the postage-paid envelope; or

•	By participating at the Special Meeting as described above.

If you do not vote using one of the methods described above, you may be called by Georgeson LLC, the Funds’ proxy solicitor, to vote your shares.

If you have any questions about the proposals to be voted on or the virtual Special Meeting, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at [(866) 413-5899].

As always, we appreciate your support.

Sincerely,

JOHN M. PERLOWSKI

President and Chief Executive Officer of the Funds

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your preferred shares to be voted, your preferred shares will be voted “FOR” the proposal. If your preferred shares are held through a broker, you must provide voting instructions to your broker about how to vote your preferred shares in order for your broker to vote your preferred shares as you instruct at the Special Meeting.

[•], 2025

IMPORTANT NOTICE

TO PREFERRED SHAREHOLDERS OF

BLACKROCK MUNIHOLDINGS NEW YORK QUALITY FUND, INC.

BLACKROCK NEW YORK MUNICIPAL INCOME TRUST

BLACKROCK MUNIYIELD NEW YORK QUALITY FUND, INC.

QUESTIONS & ANSWERS

Although we urge you to read the entire Proxy Statement, we have provided for your convenience a brief overview of some of the important questions concerning the joint special shareholder meetings (collectively, the “Special Meeting”) of BlackRock MuniHoldings New York Quality Fund, Inc. (“MHN”) and BlackRock New York Municipal Income Trust (“BNY”) (together, the “Target Funds”) and BlackRock MuniYield New York Quality Fund, Inc. (“MYN” or the “Acquiring Fund” and collectively with MHN and BNY, the “Funds,” and each, a “Fund”) and the proposals to be voted on. It is expected that the effective dates (collectively, the “Closing Date”) of the Mergers (as defined below) will be sometime during the fourth quarter of 2025, but they may be at a different time as described in the Proxy Statement.

The enclosed Proxy Statement is being sent only to the holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of each Fund. Each Fund is separately soliciting the votes of its holders of common shares (together with the VRDP Shares of each Fund, the “Shares”) through a separate joint proxy statement/prospectus.

Q:	Why is a shareholder meeting being held?

A:	Preferred Shareholders of BlackRock MuniHoldings New York Quality Fund, Inc. (NYSE Ticker: MHN): You and the common shareholders of MHN are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger (the “MHN Merger Agreement”) among MHN, the Acquiring Fund and a wholly-owned subsidiary of the Acquiring Fund (the “MHN Merger Sub”) and the transactions contemplated therein, including the merger of MHN with and into the MHN Merger Sub (the “MHN Merger”). The MHN Merger Sub has been formed for the sole purpose of consummating the MHN Merger, and the MHN Merger Sub will transfer its assets and liabilities to the Acquiring Fund and dissolve as soon as practicable following the completion of the MHN Merger.

You are also being asked to vote as a separate class on a proposal to approve the MHN Merger Agreement and the MHN Merger through a separate proxy statement.

Preferred Shareholders of BlackRock New York Municipal Income Trust (NYSE Ticker: BNY): You and the common shareholders of BNY are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger (the “BNY Merger Agreement” and together with the MHN Merger Agreement, the “Merger Agreements”) among BNY, the Acquiring Fund and a wholly-owned subsidiary of the Acquiring Fund (the “BNY Merger Sub” and together with the MHN Merger Sub, the “Merger Subs”) and the transactions contemplated therein, including the merger of BNY with and into the BNY Merger Sub (the “BNY Merger” and together with the MHN Merger, the “Mergers”). The BNY Merger Sub has been formed for the sole purpose of consummating the BNY Merger, and the BNY Merger Sub will transfer its assets and liabilities to the Acquiring Fund and dissolve as soon as practicable following the completion of the BNY Merger.

You are also being asked to vote as a separate class on a proposal to approve the BNY Merger Agreement and the BNY Merger through a separate proxy statement.

i

Preferred Shareholders of BlackRock MuniYield New York Quality Fund, Inc. (NYSE Ticker: MYN): You and the common shareholders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with each Merger Agreement (each, an “Issuance” and collectively, the “Issuances”).

You are also being asked to vote as a separate class on a proposal to approve each Merger Agreement and the transactions contemplated therein, including the adoption of a new, or amendments to the currently existing, Articles Supplementary of VRDP Shares of the Acquiring Fund as necessary in connection with the issuance of additional Acquiring Fund VRDP Shares.

The term “Combined Fund” refers to the Acquiring Fund as the surviving Fund after the consummation of each of the Mergers.

No Merger is contingent upon the approval of any other Merger. If a Merger is not consummated, the Fund(s) for which such Merger(s) was not consummated would continue to exist and operate on a standalone basis.

Q:	Why has each Fund’s Board recommended these proposals?

A:	The Board of Directors or Board of Trustees, as applicable (each, a “Board” and each member thereof, a “Board Member”), of each Fund has determined that its Merger(s) is in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to net asset value (“NAV”) and liquidation preference, respectively, as a result of the Merger. The Mergers seek to achieve certain economies of scale and other operational efficiencies by combining three funds that have similar investment objectives and similar investment strategies, policies and restrictions and are managed by the same investment adviser, BlackRock Advisors, LLC (the “Investment Advisor”).

In light of these similarities, the Mergers are intended to reduce fund redundancies and create a single, larger fund that may benefit from anticipated operating efficiencies and economies of scale. The Mergers are intended to result in the following potential benefits to common shareholders:

(i)	lower net total expenses (excluding leverage expenses) per Common Share for common shareholders of each Fund (as common shareholders of the Combined Fund following the Mergers) due to economies of scale resulting from the larger size of the Combined Fund;

(ii)	improved net earnings yield on NAV for common shareholders of each Fund;

(iii)	improved secondary market trading of the common shares of the Combined Fund; and

(iv)	operating and administrative efficiencies for the Combined Fund, including the potential for the following:

(a)	the ability to trade portfolio securities in larger positions and more favorable transaction terms;

(b)	additional sources of leverage or more competitive leverage terms and more favorable transaction terms;

(c)	benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

(d)	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

The Board of each Fund, including Board Members thereof who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved its Merger, Merger Agreement(s) and the Issuances, as applicable, concluding that the Merger(s) is in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Merger(s). As a result of the Mergers, however, common and preferred shareholders of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Mergers. Each Board’s conclusion was based on each Board Member’s business judgment after consideration of all relevant factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Because the shareholders of each Fund will vote separately on the Fund’s respective Merger(s) or Issuances, as applicable, there are multiple potential combinations of Mergers. To the extent any Merger is not completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Mergers, may be reduced.

If a Merger is not consummated, then the Investment Advisor may, in connection with ongoing management of the Fund for which such Merger(s) was not consummated and its product line, recommend alternative proposals to the Board of that Fund.

Q:	How will holders of preferred shares be affected by the Mergers?

A:	As of the date of the enclosed Proxy Statement, each Fund has VRDP Shares outstanding. As of July 31, 2025, MHN had [•] Series W-7 VRDP Shares outstanding, BNY had [•] Series W-7 VRDP Shares outstanding and the Acquiring Fund had [•] Series W-7 VRDP Shares outstanding. See “Information About the Preferred Shares of the Funds” in this Proxy Statement for additional information about the preferred shares of each Fund.

The Board of each Fund has authorized the redemption of up to 67% of the Fund’s currently outstanding VRDP Shares on one or more occasions between April 1, 2025 and October 1, 2025. Any such redemption is not related to a Fund’s Merger(s) or contingent on shareholder approval of a Fund’s Merger(s). The timing and amount of any redemption of a Fund’s currently outstanding VRDP Shares would depend on a number of factors, including, among others, the desired mix of leverage from preferred shares versus tender option bonds (“TOBs”), yield levels and borrowing costs.

In connection with the Mergers, assuming that no MHN or BNY VRDP Shares are redeemed prior to the applicable Closing Date, the Acquiring Fund expects to issue 1,720 additional VRDP Shares to MHN VRDP Holders and 1,320 additional VRDP Shares to BNY VRDP Holders, which may be of the same Series W-7 VRDP Shares or a new series of VRDP Shares. Following the completion of the Mergers, based on the Fund’s preferred shares currently outstanding, the Combined Fund is expected to have 5,050 VRDP Shares outstanding. If any Fund partially or fully redeems its preferred shares, the Combined Fund will have fewer than 5,050 VRDP Shares outstanding, or possibly no VRDP Shares outstanding, following the completion of the Mergers.

Assuming all of the Mergers are approved by the requisite shareholders, upon the Closing Date of the Mergers, Target Fund VRDP Holders will receive the right to receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the Target Fund VRDP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by the Target Fund VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s outstanding VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Mergers will be identical or substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Merger. Such special rate period will terminate on June 17, 2026, unless extended. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. The Mergers will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are similar to the terms of the outstanding Target Fund VRDP Shares, with certain differences. While the MHN VRDP Shares have a mandatory redemption date of July 1, 2041, and the BNY VRDP Shares have a mandatory redemption date of March 31, 2051, the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041.

None of the expenses of the Mergers are expected to be borne by the VRDP Holders of the Funds.

To the extent that the Acquiring Fund issues any new VRDP Shares in the Mergers, the VRDP Holders of each Fund, if any, will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than any Fund individually before the Mergers. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Mergers, any VRDP Holders of the Combined Fund may hold a smaller percentage of the outstanding VRDP Shares of the Combined Fund as compared to their percentage holdings of outstanding VRDP Shares, if any, of their respective Fund prior to the Mergers.

Q:	How similar are the Funds?

A:	The Funds have the same investment adviser, officers and directors/trustees. MHN and the Acquiring Fund are each incorporated as a Maryland corporation. BNY is formed as a Delaware statutory trust.

Each of the Funds has its common shares listed on the New York Stock Exchange (“NYSE”). MHN, BNY and the Acquiring Fund each has privately placed VRDP Shares outstanding.

Each Fund is managed by a team of investment professionals led by Kevin Maloney, CFA, Phillip Soccio, CFA, Walter O’Connor, CFA, Christian Romaglino, CFA, Michael Kalinoski, CFA, and Kristi Manidis. Following the Mergers, it is expected that the Combined Fund will be managed by the same team of investment professionals as currently manage the Acquiring Fund.

The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are similar to those of MHN and BNY, although there are some differences.

Investment Objective:

MHN	BNY	Acquiring Fund (MYN)
MHN’s investment objective is to provide shareholders with current income exempt from federal income tax and New York State and New York City personal income taxes.	BNY’s investment objective is to provide current income exempt from federal income taxes.	The Acquiring Fund’s investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management.

Municipal Bonds: Below is a comparison of each Fund’s investment policy with respect to municipal obligations, the interest of which is exempt from either federal income tax and New York State and New York City personal income taxes or federal income tax.

MHN	BNY	Acquiring Fund (MYN)
MHN seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New York State and New York City personal income taxes (“MHN New York Municipal Bonds”), except at times when the Investment Advisor considers that MHN New York Municipal Bonds of sufficient quantity and quality are unavailable at suitable prices. For the purposes of the foregoing policy, “assets” are the Fund’s net assets, plus the amount of any borrowings for investment purposes. To the extent that the Investment Advisor considers that suitable MHN New York Municipal Bonds are not available for investment, the Fund may purchase municipal obligations exempt from federal income taxes but not New York personal income taxes (“MHN Municipal Bonds”). MHN’s investments in derivatives will be counted toward the foregoing 80% policy to the extent that they provide investment exposure to the securities included within the policy or to one or more market risk factors associated with such securities.	As a matter of fundamental policy, under normal market conditions, BNY will invest at least 80% of its managed assets in investments the income from which is exempt from federal income tax and New York State and New York City personal income taxes (except that interest may be subject to the alternative minimum tax). For the purposes of the foregoing policy, “managed assets” are BNY’s net assets plus the amount of borrowings for investment purposes. BNY’s investments in derivatives will be counted toward the 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.	MYN seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of New York, its political subdivisions, agencies and instrumentalities and by other qualifying instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from New York State and New York City personal income taxes (“MYN New York Municipal Bonds”). The Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, which pay interest that is excludable from gross income for federal income tax purposes, in the opinion of bond counsel to the issuer, but is not exempt from New York State and New York City personal income taxes (“MYN Municipal Bonds”). Unless otherwise noted, the term “MYN Municipal Bonds” also includes MYN New York Municipal Bonds. MYN’s investments in derivatives will be counted toward the foregoing 80% policy to the extent that they provide investment exposure to the securities included within the policy or to one or more market risk factors associated with such securities.

v

Investment Grade and Non-Investment Grade Securities: Below is a comparison of each Fund’s policy with respect to investment in investment grade quality securities and non-investment grade quality securities. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s Investor Service Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”)) or are unrated but judged to be of comparable quality by the Investment Advisor. Below investment grade quality means securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Investment Advisor to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

MHN	BNY	Acquiring Fund (MYN)
Under normal circumstances, MHN will invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in “investment grade” securities. MHN’s investments in derivatives will be counted toward the foregoing 80% policy to the extent that they provide investment exposure to the securities included within the policy or to one or more market risk factors associated with such securities. MHN may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Investment Advisor to be of comparable quality, at the time of purchase, subject to MHN’s other investment policies.	BNY’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its managed assets in investment grade quality municipal bonds.	Under normal circumstances, MYN will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “investment grade” securities. MYN’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within the policy or to one or more market risk factors associated with such securities. MYN may invest up to 20% of its managed assets in securities that are rated below investment grade.

Bond Maturity: Below is a comparison of each Fund’s policy with respect to bond maturity.

MHN	BNY	Acquiring Fund (MYN)
MHN invests, under normal market conditions, at least 80% of its assets in municipal obligations with remaining maturities of one year or more. MHN intends to invest primarily in long-term MHN Municipal Bonds with maturities of more than ten years. However, MHN also may invest in intermediate term MHN Municipal Bonds with maturities of between three years and ten years. MHN also may invest from time to time in short-term MHN Municipal Bonds with maturities of less than three years. The average maturity of MHN’s portfolio securities varies based upon the Investment Advisor’s assessment of economic and market conditions.	The average maturity of BNY’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. BNY’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.	The average maturity of MYN’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. MYN’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

    Leverage: Each Fund utilizes leverage through the issuance of VRDP Shares and TOBs. See “The Acquiring Fund’s Investments—Investment Objective and Policies—Leverage;” “Risk Factors and Special Considerations—General Risks of Investing in the Acquiring Fund—Leverage Risk;” and “Risk Factors and Special Considerations—General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk.” The Acquiring Fund may continue to leverage its assets after the Closing Date of the Mergers through the use of VRDP Shares and/or TOBs or another form of leverage. As noted above, the Board of the Acquiring Fund has authorized the redemption of up to 67% of the Fund’s currently outstanding VRDP Shares on one or more occasions between April 1, 2025 and October 1, 2025, which redemption is not subject to shareholder approval of any of the Mergers. Please see “Information about the Preferred Shares of the Funds” in the Proxy Statement for additional information about the preferred shares of each Fund.

    The annualized dividend rates for the preferred shares for each Fund’s for the twelve-month period ended January 31, 2025 were as follows:

Fund	Preferred Shares	Rate
MHN	VRDP Shares	4.01%
BNY	VRDP Shares	4.03%
Acquiring Fund (MYN)	VRDP Shares	4.22%

    Please see below a comparison of certain important ratios related to (i) each Fund’s use of leverage as of June 30, 2025, (ii) the Combined Fund’s estimated use of leverage, assuming only the Merger of BNY into the Acquiring Fund had taken place as of June 30, 2025, and (iii) the Combined Fund’s estimated use of leverage, assuming the Mergers of all the Funds had taken place as of June 30, 2025.

Ratios	MHN	BNY	Acquiring Fund (MYN)	Pro forma Combined Fund (BNY into MYN)	Pro forma Combined Fund (MHN and BNY into MYN)
Asset Coverage Ratio	234.3%	244.0%	261.6%	254.2%	247.0%
Regulatory Leverage Ratio(1)	42.7%	41.0%	38.2%	39.3%	40.5%
Effective Leverage Ratio(2)	43.4%	42.2%	41.3%	41.7%	42.3%

(1)	Regulatory leverage consists of preferred shares issued by the Fund, which is a part of the Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.
(2)	Effective leverage is a Fund’s effective economic leverage and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of TOB inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

Q:	How will the Mergers be effected?

A:	Assuming a Merger receives the requisite shareholder approvals, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding MHN, BNY and Acquiring Fund VRDP Shares, each Merger Agreement provides for the merger of the respective Target Fund into its respective Merger Sub pursuant to which the Target Fund’s common shares will be converted into the right to receive newly issued common shares of the Acquiring Fund (although cash will be distributed in lieu of fractional common shares) and the Target Fund’s VRDP Shares, if any, will be converted into the right to receive newly issued VRDP Shares of the Acquiring Fund.

As soon as practicable following the completion of a Merger, the respective Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of such Merger Sub, in complete liquidation and dissolution of such Merger Sub under applicable law.

The Acquiring Fund will continue to operate after the Mergers as a registered, non-diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and investment restrictions described in the Proxy Statement.

As a result of the Mergers, each common shareholder of MHN and BNY will receive newly issued Acquiring Fund common shares that (except for cash payments received in lieu of fractional common shares) will have an aggregate NAV (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that shareholder’s MHN and BNY common shares immediately prior to the Closing Date. The aggregate NAV of each Fund immediately prior to the applicable Merger will reflect accrued expenses associated with such Merger. The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of any outstanding VRDP Shares of such Fund.

On the Closing Date of the Mergers, each outstanding VRDP Share of MHN and BNY will, without any action on the part of the holder thereof, be converted into the right to receive one newly issued VRDP Share of the Acquiring Fund. To the extent that the Acquiring Fund issues additional VRDP Shares in the Mergers, the terms of the Acquiring Fund VRDP Shares to be issued in connection with the Mergers will be identical or substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares are expected to be identical to the terms of the special rate period applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Merger. Such special rate period will terminate on June 17, 2026, unless extended. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. The Mergers will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding. The terms of the Acquiring Fund’s VRDP Shares may change from time to time, subject to Board approval.

The newly issued Acquiring Fund VRDP Shares will have terms that are similar to the terms of the outstanding Target Fund VRDP Shares, with certain differences. While the MHN VRDP Shares have a mandatory redemption date of July 1, 2041, and the BNY VRDP Shares have a mandatory redemption date of March 31, 2051, the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041.

Shareholders of the Acquiring Fund will remain shareholders of the Acquiring Fund, which will have additional common shares and will have VRDP Shares outstanding after the Mergers.

Q:	Will I have to pay any U.S. federal income taxes as a result of the Mergers?

A:

Each Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If a Merger so qualifies, in general, shareholders of the Target Funds will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their common shares for Acquiring Fund Shares pursuant to their Merger (except with respect to cash received in lieu of fractional common shares). Additionally, each of MHN, BNY and the applicable Merger Sub will recognize no gain or loss for U.S. federal income tax purposes by reason of its Merger or the liquidation of the Merger Sub. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Mergers.

As discussed above, shareholders of each Fund may receive distributions prior to, or after, the consummation of the Mergers, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Mergers or the Combined Fund’s built-in gains, if any, recognized after the Mergers, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Mergers, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

Q:	Will I have to pay any sales load, commission or other similar fees in connection with the Mergers?

A:	You will pay no sales loads or commissions in connection with the Mergers. Regardless of whether the Mergers are completed, however, the costs associated with the Mergers, including the costs associated with the Special Meeting, will be borne directly by each of the respective Funds incurring the expense as discussed more fully in the Proxy Statement.

Common shareholders of each Fund will indirectly bear all or a portion of the costs of the Mergers. The expenses of the Mergers are estimated to be approximately $322,000 for MHN and $367,000 for BNY. For the Acquiring Fund, the expenses of the applicable Mergers are estimated to be approximately $307,000. The actual costs associated with the Mergers may be more or less than the estimated costs discussed herein.

VRDP Holders are not expected to bear any costs of the Mergers.

Neither the Funds nor the Investment Advisor will pay any direct expenses of shareholders arising out of or in connection with the Mergers (e.g., expenses incurred by the shareholder as a result of attending the Special Meeting, voting on the Mergers or other action taken by the shareholder in connection with the Mergers).

Q:	What shareholder approvals are required to complete the Mergers?

A:	The MHN Merger is contingent upon the following approvals:

1.	The approval of the MHN Merger Agreement and the transactions contemplated therein by MHN’s common shareholders and VRDP Holders voting as a single class;

2.	The approval of the MHN Merger Agreement and the transactions contemplated therein and the MHN Merger by MHN’s VRDP Holders voting as a separate class;

3.	The approval of the MHN Merger Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares, by Acquiring Fund VRDP Holders voting as a separate class; and

4.	The approval of the Issuance with respect to the MHN Merger by the Acquiring Fund’s common shareholders and Acquiring Fund VRDP Holders voting as a single class.

The BNY Merger is contingent upon the following approvals:

1.	The approval of the BNY Merger Agreement and the transactions contemplated therein by BNY’s common shareholders and VRDP Holders voting as a single class;

2.	The approval of the BNY Merger Agreement and the transactions contemplated therein and the BNY Merger by BNY’s VRDP Holders voting as a separate class;

3.	The approval of the BNY Merger Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares, by Acquiring Fund VRDP Holders voting as a separate class; and

4.	The approval of the Issuance with respect to the BNY Merger by the Acquiring Fund’s common shareholders and Acquiring Fund VRDP Holders voting as a single class.

No Merger is contingent upon the approval of any other Merger. If a Merger is not consummated, the Fund for which such Merger(s) was not consummated would continue to exist and operate on a standalone basis.

If the requisite shareholder approvals for a Merger are not obtained or a Merger is not otherwise consummated, the Board of the Fund for which such Merger(s) was not consummated may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Merger(s) or continuing to operate the Fund as a standalone Delaware statutory trust or Maryland corporation, as applicable, registered under the 1940 Act as a closed-end management investment company advised by the Investment Advisor. The Investment Advisor may, in connection with the ongoing management of such Fund and its product line, recommend alternative proposals to the Board of such Fund.

In order for the Mergers to occur, each Fund must obtain all requisite shareholder approvals with respect to the Mergers, as well as certain consents, confirmations and/or waivers from various third parties, including, in the case of MHN, BNY and the Acquiring Fund, the liquidity provider with respect to the outstanding VRDP Shares of such Funds. Because the closing of each Merger is contingent upon the applicable Target Fund and the Acquiring Fund obtaining the requisite shareholder approvals and third-party consents and satisfying (or obtaining the waiver of) other closing conditions, it is possible that a Merger will not occur, even if shareholders of a Fund entitled to vote on the Merger approve the Merger and such Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approvals or satisfy its closing conditions. Because no Merger is contingent upon another Merger, it is possible that only one of MHN or BNY will be merged into the Acquiring Fund.

The preferred shares were issued on a private placement basis to one or a small number of institutional holders. Please see “Information about the Preferred Shares of the Funds” for additional information. To the extent that one or more preferred shareholders of MHN, BNY or the Acquiring Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of such Fund’s outstanding preferred shares, the preferred shareholder approval required for a Merger may turn on the exercise of voting rights by such particular preferred shareholder(s) and its (or their) determination as to the favorability of the Merger with respect to its (or their) interests. The Funds exercise no influence or control over the determinations

x

of such preferred shareholder(s) with respect to the Mergers; there is no guarantee that such preferred shareholder(s) will approve the Mergers, over which it (or they) may exercise effective disposition power.

Q:	Why is the vote of shareholders of the Acquiring Fund being solicited in connection with the Mergers?

A:	The rules of the NYSE (on which the Acquiring Fund common shares are listed) require the Acquiring Fund’s shareholders to approve the Issuance with respect to a Merger. If the Issuance with respect to a Merger is not approved, then the corresponding Merger will not occur.

We are also seeking the approval of each Merger Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares, by the Acquiring Fund VRDP Holders voting as a separate class pursuant to the governing document of the Acquiring Fund VRDP Shares. If Acquiring Fund VRDP Holders do not approve a Merger Agreement as a separate class, then the corresponding Merger will not occur.

Q:	How does the Board of my Fund suggest that I vote?

A:	After careful consideration, the Board of your Fund unanimously recommends that you vote “FOR” the proposal(s) relating to your Fund.

Q:	When and where will the Special Meeting be held?

A:	The Special Meeting will be held on October 15, 2025, at [•] (Eastern Time). The Special Meeting will be held in virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting, but will be able to view the Special Meeting live and cast their votes by accessing a web link.

We would like to assure you of our commitment to ensuring that the joint annual meeting provides shareholders with a meaningful opportunity to participate, including the ability to ask questions of the Boards and management. To support these efforts, we will:

Provide for shareholders to begin logging into the Special Meeting at [•] (Eastern Time) on October 15, 2025, thirty minutes in advance of the Special Meeting.

Permit shareholders attending the Special Meeting to submit questions via live webcast during the Special Meeting by following the instructions available on the meeting website during the Special Meeting. Questions relevant to Special Meeting matters will be answered during the Special Meeting, subject to time constraints.

Engage with and respond to shareholders who ask questions relevant to Special Meeting matters that are not answered during the Special Meeting due to time constraints.

Q:	How do I vote my proxy?

A:	Shareholders of record of each Fund as of the close of business on [•], 2025 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. You may cast your vote by mail, phone, internet or by participating at the Special Meeting as described below.

To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided.

If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying the Proxy Statement. To vote by phone or internet, you will need the “control number” that appears on the proxy card. In addition, we ask that you please note the following:

If your shares in a Fund are registered in your name, you may attend and participate in the Special Meeting at https://meetnow.global/MgFSU5J by entering the control number found in the shaded box in your proxy card on the date and timing of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

Also, if you are a beneficial shareholder of a Fund, you will not be able to vote at the virtual Special Meeting unless you have registered in advance to attend the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Georgeson LLC (“Georgeson”), each Fund’s tabulator. You may email an image of your legal proxy to [shareholdermeetings@computershare.com]. Requests for registration must be received no later than 5:00 p.m. (Eastern Time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

Q:	Whom do I contact for further information?

A:	You may contact your financial advisor for further information. You may also call Georgeson, the Funds’ proxy solicitor, at [(866) 413-5899].

Q:	Will anyone contact me?

A:	You may receive a call from Georgeson, the proxy solicitor hired by the Funds, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate by returning your vote as soon as possible. If enough shareholders fail to cast their votes, a Fund may not be able to hold the Special Meeting or the vote on the applicable proposals, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

Important additional information about the Mergers is set forth in the accompanying Proxy Statement/.

Please read it carefully.

BLACKROCK MUNIHOLDINGS NEW YORK QUALITY FUND, INC.

BLACKROCK NEW YORK MUNICIPAL INCOME TRUST

BLACKROCK MUNIYIELD NEW YORK QUALITY FUND, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

NOTICE OF JOINT SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON OCTOBER 15, 2025

Notice is hereby given that a joint special meeting of shareholders (collectively, the “Special Meeting”) of BlackRock MuniHoldings New York Quality Fund, Inc. (NYSE Ticker: MHN) (“MHN”), BlackRock New York Municipal Income Trust (NYSE Ticker: BNY) (“BNY,” and together with MHN, the “Target Funds”) and BlackRock MuniYield New York Quality Fund, Inc. (NYSE Ticker: MYN) (“MYN” or the “Acquiring Fund,” and collectively with MHN and BNY, the “Funds,” and each, a “Fund”) will be held on October 15, 2025 at [•] (Eastern Time) for the following purposes:

Proposal 1: The Merger of a Target Fund and the Acquiring Fund

For Shareholders of MHN:

Proposal 1(A): The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of MHN are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger among the Acquiring Fund, MHN and a wholly-owned subsidiary of the Acquiring Fund (the “MHN Merger Sub”) (the “MHN Merger Agreement”) and the transactions contemplated therein, including that MHN will merge with and into the MHN Merger Sub, with the issued and outstanding common shares and VRDP Shares, if any, of MHN being converted into the right to receive newly issued common shares and VRDP Shares of the Acquiring Fund, respectively (the “MHN Merger”).

Proposal 1(B): The VRDP Holders of MHN are being asked to vote as a separate class on a proposal to approve the MHN Merger Agreement and the MHN Merger.

For Shareholders of BNY:

Proposal 1(C): The common shareholders and VRDP Holders of BNY are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger among the Acquiring Fund, BNY and a wholly-owned subsidiary of the Acquiring Fund (the “BNY Merger Sub”) (the “BNY Merger Agreement,” and together with the MHN Merger Agreement, the “Merger Agreements”) and the transactions contemplated therein, including that BNY will merge with and into the BNY Merger Sub, with the issued and outstanding common shares and VRDP Shares, if any, of BNY being converted into the right to receive newly issued common shares and VRDP Shares of the Acquiring Fund, respectively (the “BNY Merger,” and together with the MHN Merger, the “Mergers”).

Proposal 1(D): The VRDP Holders of BNY are being asked to vote as a separate class on a proposal to approve the BNY Merger Agreement and the BNY Merger.

For Shareholders of the Acquiring Fund:

Proposal 1(E): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the MHN Merger Agreement, the MHN Merger, and, in connection with the MHN Merger, the issuance of additional Acquiring Fund VRDP Shares and the adoption of any new, or amendments to currently existing, Articles Supplementary as necessary in connection therewith.

Proposal 1(F): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the BNY Merger Agreement, the BNY Merger, and, in connection with the BNY Merger, the issuance of additional Acquiring Fund VRDP Shares and the adoption of any new, or amendments to currently existing, Articles Supplementary as necessary in connection therewith.

Proposal 2: The Issuance of Additional Acquiring Fund Common Shares

Proposal 2(A): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the MHN Merger (the “MHN Issuance”).

Proposal 2(B): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the BNY Merger (the “BNY Issuance,” and together with the MHN Issuance, the “Issuances”).

No Merger is contingent upon the approval of any other Merger. If a Merger is not consummated, the Fund for which such Merger(s) was not consummated would continue to exist and operate on a standalone basis.

Shareholders of record of each Fund as of the close of business on [•], 2025, are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

The Funds are soliciting the vote of their common shareholders on Proposal 1(A), Proposal 1(C), Proposal 2(A) and Proposal 2(B) through the joint proxy statement/prospectus.

Each Fund is separately soliciting the votes of its respective preferred shareholders on each proposal through a separate proxy statement and not through the joint proxy statement/prospectus.

The Special Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting but will be able to view the meeting live, have a meaningful opportunity to participate, including the ability to ask questions of management, and cast their votes by accessing a web link.

All shareholders entitled to vote at the Special Meeting are cordially invited to participate in the Special Meeting. In order to avoid delay and additional expense for the Funds and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card or voting instruction form. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card or voting instruction form and follow the recorded instructions. To vote over the Internet, go to the Internet address provided on your proxy card or voting instruction form and follow the instructions.

If your shares in a Fund are registered in your name, you may attend and participate in the Special Meeting at https://meetnow.global/MgFSU5J by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

If you are a beneficial shareholder of a Fund (that is if you hold your Fund shares through a bank, broker, financial intermediary or other nominee) and want to attend the Special Meeting you must register in advance of the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Georgeson LLC, each Fund’s tabulator. You may email an image of your legal proxy to [shareholdermeetings@computershare.com]. Requests for registration must be received no later than 5:00 p.m. (Eastern Time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson LLC of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to participate in the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card or voting instruction form you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

The officers, directors or trustees of each Fund named as proxies by shareholders may participate in the Special Meeting by remote communications, including, without limitation, by means of a conference telephone or similar communications equipment by means of which all persons participating in the Special Meeting can hear and be heard by each other, and the participation of such officers, directors or trustees in the Special Meeting pursuant to any such communications system shall constitute presence at the Special Meeting.

THE BOARD OF TRUSTEES OR BOARD OF DIRECTORS, AS APPLICABLE (EACH, A “BOARD”) OF EACH OF THE FUNDS RECOMMENDS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE APPLICABLE MERGER AGREEMENT AND FOR THE APPLICABLE ISSUANCES, IN EACH CASE, AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS FOR COMMON SHAREHOLDERS OR THE PROXY STATEMENT FOR PREFERRED SHAREHOLDERS, AS APPLICABLE.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

For the Board of each Fund

JOHN M. PERLOWSKI

President and Chief Executive Officer of the Funds

[•], 2025

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON OCTOBER 15, 2025.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

HTTPS://WWW.PROXY-DIRECT.COM/BLK-34670

PROXY STATEMENT

Dated [•], 2025

BLACKROCK MUNIHOLDINGS NEW YORK QUALITY FUND, INC.

BLACKROCK NEW YORK MUNICIPAL INCOME TRUST

BLACKROCK MUNIYIELD NEW YORK QUALITY FUND, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

This Proxy Statement is furnished to you as a holder of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of BlackRock MuniHoldings New York Quality Fund, Inc. (NYSE Ticker: MHN) (“MHN”), BlackRock New York Municipal Income Trust (NYSE Ticker: BNY) (“BNY”) and/or BlackRock MuniYield New York Quality Fund, Inc. (NYSE Ticker: MYN) (“MYN” or the “Acquiring Fund” and collectively with MHN and BNY, the “Funds,” and each, a “Fund”) in connection with the solicitation of proxies by each Fund’s Board of Trustees or Board of Directors, as applicable (each, a “Board,” the members of which are referred to as “Board Members”). Each of MHN and BNY may be referred to herein individually as a “Target Fund” or together as the “Target Funds.” The proxies will be voted at the joint special meetings of the shareholders of each Fund and at any and all adjournments, postponements and delays thereof (collectively, the “Special Meeting”). The Special Meeting will be held on October 15, 2025 at [•] (Eastern Time) to consider the proposals set forth below and discussed in greater detail elsewhere in this Proxy Statement. The Special Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting, but will be able to view the meeting live and cast their votes by accessing a web link. If you are unable to attend the Special Meeting or any adjournment or postponement thereof, the Board of your Fund recommends that you vote your preferred shares, by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the internet. The approximate mailing date of this Proxy Statement and accompanying form of proxy is [•], 2025.

The purposes of the Special Meeting are:

Proposal 1: The Merger of a Target Fund and the Acquiring Fund

For Shareholders of MHN:

Proposal 1(A): The common shareholders and VRDP Holders of MHN are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger among the Acquiring Fund, MHN and a wholly-owned subsidiary of the Acquiring Fund (the “MHN Merger Sub”) (the “MHN Merger Agreement”) and the transactions contemplated therein, including that MHN will merge with and into the MHN Merger Sub, with the issued and outstanding common shares and VRDP Shares, if any, of MHN being converted into the right to receive newly issued common shares and VRDP Shares of the Acquiring Fund, respectively (the “MHN Merger”).

Proposal 1(B): The VRDP Holders of MHN are being asked to vote as a separate class on a proposal to approve the MHN Merger Agreement and the MHN Merger.

For Shareholders of BNY:

Proposal 1(C): The common shareholders and VRDP Holders of BNY are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger among the Acquiring Fund, BNY and a wholly-owned subsidiary of the Acquiring Fund (the “BNY Merger Sub”) (the “BNY Merger Agreement,” and together with the MHN Merger Agreement, the “Merger Agreements”) and the transactions contemplated therein, including that BNY will merge with and into the BNY Merger Sub, with the issued and outstanding common shares and VRDP Shares, if any, of BNY being converted into the right to receive newly issued common shares and VRDP Shares of the Acquiring Fund, respectively (the “BNY Merger,” and together with the MHN Merger, the “Mergers”).

Proposal 1(D): The VRDP Holders of BNY are being asked to vote as a separate class on a proposal to approve the BNY Merger Agreement and the BNY Merger.

For Shareholders of the Acquiring Fund:

Proposal 1(E): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the MHN Merger Agreement, the MHN Merger, and, in connection with the MHN Merger, the issuance of additional Acquiring Fund VRDP Shares and the adoption of any new, or amendments to currently existing, Articles Supplementary as necessary in connection therewith.

Proposal 1(F): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the BNY Merger Agreement, the BNY Merger, and, in connection with the BNY Merger, the issuance of additional Acquiring Fund VRDP Shares and the adoption of any new, or amendments to currently existing, Articles Supplementary as necessary in connection therewith.

Proposal 2: The Issuance of Additional Acquiring Fund Common Shares

Proposal 2(A): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the MHN Merger (the “MHN Issuance”).

Proposal 2(B): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the BNY Merger (the “BNY Issuance,” and together with the MHN Issuance, the “Issuances”).

It is expected that the effective dates (collectively, the “Closing Date”) of the Mergers will be sometime during the fourth quarter of 2025, but they may be at a different time as described herein. The term “Combined Fund” refers to the Acquiring Fund as the surviving Fund after the consummation of each of the Mergers.

No Merger is contingent upon the approval of any other Merger. If a Merger is not consummated, the Fund(s) for which such Merger(s) was not consummated would continue to exist and operate on a standalone basis.

The Board of each Fund has determined that including these proposals applicable to preferred shareholders of the Funds in one Proxy Statement will reduce costs and is in the best interest of each Fund’s shareholders.

Distribution to the shareholders of this Proxy Statement and the accompanying materials will commence on or about [•], 2025.

Shareholders of record of each Fund as of the close of business on [•], 2025 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

Shareholders of each Fund are entitled to one vote for each common share or VRDP Share, as applicable, (each, a “Share”), held, with no Shares having cumulative voting rights. Preferred shareholders of each Fund will have equal voting rights with the common shareholders of such Fund with respect to the proposals that require the vote of the Fund’s VRDP Shares and common shares as a single class. The quorum and voting requirements for each Fund are described in the section herein entitled “Vote Required and Manner of Voting Proxies.”

This Proxy Statement is only being delivered to the preferred shareholders of each Fund. Each Fund is separately soliciting the votes of its respective common shareholders on each of the foregoing proposals that require the vote of the common shareholders and preferred shareholders as a single class through a separate joint proxy statement/prospectus and not through this Proxy Statement.

MHN and the Acquiring Fund are each incorporated as a Maryland corporation and BNY is formed as a Delaware statutory trust. Each of MHN and the Acquiring Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). BNY is a diversified, closed-end management investment company registered under the 1940 Act. The Mergers seek to achieve certain economies of scale and other operational efficiencies by combining three funds that have similar investment objectives and similar investment strategies, policies and restrictions.

Assuming each of the Mergers receives the necessary approvals, the issued and outstanding common shares and VRDP Shares, if any, of each Target Fund will be converted into the right to receive newly issued common shares and VRDP Shares of the Acquiring Fund, respectively, on the Closing Date of the Mergers. The Acquiring Fund will list the newly issued common shares on the New York Stock Exchange (the “NYSE”). The Acquiring Fund will continue to operate after the Mergers as a registered, non-diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and investment restrictions described in this Proxy Statement.

The Fund(s) in which you owned Shares on the Record Date is named on the proxy card. If you owned Shares in more than one Fund on the Record Date, you may receive more than one proxy card. Even if you plan to attend the Special Meeting, please sign, date and return EACH proxy card you receive or, if you provide voting instructions by telephone or via the Internet, please vote on each proposal affecting EACH Fund you own. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access into the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. On any matter coming before the Special Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the Shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to a proposal, the Shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to a proposal at any time before a vote is taken on the proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting by ballot, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. If you hold Shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

If your shares in a Fund are registered in your name, you may attend and participate in the Special Meeting at https://meetnow.global/MgFSU5J by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

The Special Meeting will provide shareholders with a meaningful opportunity to participate, including the ability to ask questions of management. To support these efforts, the Funds will:

•	Provide for shareholders to begin logging into the Special Meeting at [•] (Eastern Time) on October 15, 2025, thirty minutes in advance of the Special Meeting.

•

Permit shareholders attending the Special Meeting to submit questions via live webcast during the Special Meeting by following the instructions available on the meeting website during the Special Meeting. Questions relevant to Special Meeting matters will be answered during the Special Meeting, subject to time constraints.

•	Engage with and respond to shareholders who ask questions relevant to Special Meeting matters that are not answered during the Special Meeting due to time constraints.

If you are a beneficial shareholder of a Fund (that is if you hold your Fund shares through a bank, broker, financial intermediary or other nominee) and want to attend the Special Meeting you must register in advance of the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Georgeson LLC, each Fund’s tabulator. You may email an image of your legal proxy to [shareholdermeetings@computershare.com]. Requests for registration must be received no later than 5:00 p.m. (Eastern Time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson LLC of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

For information regarding how to access the Special Meeting, please contact Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at [(866) 413-5899].

This Proxy Statement sets forth concisely the information that preferred shareholders of each Fund should know before voting on the proposals set forth herein. Please read it carefully and retain it for future reference. Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by BlackRock, Inc. (“BlackRock”) at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of its most recent annual report or semi-annual report to any shareholder upon request. Any such request should be directed to BlackRock by calling (800) 882-0052 or by writing to the respective Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809. The annual and semi-annual reports of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of the Funds is 100 Bellevue Parkway, Wilmington, Delaware 19809, and the telephone number is (800) 882-0052.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the Securities and Exchange Commission (“SEC”). Materials filed with the SEC can be downloaded from the SEC’s website at www.sec.gov. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov). Reports, proxy statements and other information concerning the Funds may also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

BlackRock updates performance information and certain other data for the Funds on a monthly basis on its website in the “Closed-End Funds” section of www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. References to BlackRock’s website are intended to allow investors public access to information regarding the Funds and do not, and are not intended to, incorporate BlackRock’s website in this Proxy Statement.

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials, may be delivered to two or more shareholders of the Funds who share an address, unless the Funds have received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of any shareholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the respective Fund at the address and phone number set forth above.

The common shares of BlackRock MuniHoldings New York Quality Fund, Inc. are listed on the NYSE under the ticker symbol “MHN” and the common shares of BlackRock New York Municipal Income Trust are listed on the NYSE under the ticker symbol “BNY.” The common shares of BlackRock MuniYield New York Quality Fund, Inc. are listed on the NYSE under the ticker symbol “MYN” and will continue to be so listed after the completion of the Mergers. The preferred shares of each Fund are not listed on any exchange and have not been registered under the Securities Act of 1933 (the “Securities Act”), or any state securities laws, and unless so registered under the Securities Act, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the VRDP Shares to be issued in each Merger are expected to be issued only to holders of VRDP Shares of the Target Funds that are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act and are subject to restrictions on transfer.

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement. Shareholders should read the entire Proxy Statement carefully.

The Mergers	Assuming all of the Mergers receive the requisite shareholder approvals, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding MYN and BNY preferred shares, each Merger Agreement provides for the merger of the Target Fund with and into its respective Merger Sub. Each Merger Sub has been formed for the sole purpose of consummating its respective Merger and will not commence operations prior to the closing of the respective Merger, except as necessary to facilitate the Merger. As soon as practicable following the completion of its respective Merger, the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Delaware law or Maryland law, as applicable. The Acquiring Fund will continue to operate after the Mergers as a registered, non-diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and investment restrictions described in this Proxy Statement.

As of the effective time of each Merger, each common share and each VRDP Share, if any, of the respective Target Fund outstanding immediately prior to the effective time shall be converted into the right to receive common shares and VRDP Shares, respectively, of the Acquiring Fund. The number of common shares of the Acquiring Fund that common shareholders of the Target Fund receive will be based on the net asset value (“NAV”) of the Target Fund relative to the NAV of the Acquiring Fund, in each case immediately prior to the closing of the Merger. MHN and BNY VRDP Holders, if any, will receive on a one-for-one basis one newly issued VRDP Share of the Acquiring Fund. As of the effective time of the Merger, all right, title and interest in the assets of the Target Fund shall vest in the Merger Sub, and the Merger Sub shall be liable for all liabilities and obligations of the Target Fund.

On the Closing Date of the Mergers, each outstanding VRDP Share of MHN and BNY will, without any action on the part of the holder thereof, be converted into the right to receive one newly issued VRDP Share of the Acquiring Fund. To the extent that the Acquiring Fund issues additional VRDP Shares in the Mergers, the terms of the Acquiring Fund VRDP Shares to be issued in connection with the Mergers will be identical or substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares are expected to be identical to the terms of the special rate period applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Merger. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. The VRDP Shares of the Acquiring Fund are currently in a special rate period that will end on June 17, 2026, unless extended. The Mergers will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding. The terms of the Acquiring Fund’s VRDP Shares may change from time to time, subject to Board approval.

The newly issued Acquiring Fund VRDP Shares will have terms that are similar to the terms of the outstanding Target Fund VRDP Shares, with certain differences. While the MHN VRDP Shares have a mandatory redemption date of July 1, 2041, and the BNY VRDP Shares have a mandatory redemption date of March 31, 2051, the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041.

Subject to the requisite approval of the requisite shareholders of each Fund with respect to its respective Merger, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares of each Fund, it is expected that the Closing Date of the Mergers will be sometime during the fourth quarter of 2025, but it may be at a different time as described herein.

None of the Mergers is contingent upon the approval of any other Merger. If the requisite shareholder approvals for a Merger are not obtained, or a Merger is not otherwise consummated, the Board of the Fund for which such Merger(s) was not consummated may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Merger(s) or continuing to operate the Fund as a standalone Delaware statutory trust or Maryland corporation, as applicable, registered under the 1940 Act as a closed-end management investment company advised by BlackRock Advisors, LLC (the “Investment Advisor”). The Investment Advisor may, in connection with the ongoing management of such Fund and its product line, recommend alternative proposals to the Board of such Fund.

Background and Reasons for the Mergers	The proposed Mergers seek to achieve certain economies of scale and other operational efficiencies by combining three funds that have similar investment objectives and similar investment strategies, policies and restrictions and are managed by the same investment adviser.

The proposed Mergers are intended to result in the following potential benefits to common shareholders: (i) lower net total expenses (excluding leverage expenses) per Common Share for common shareholders of each Fund (as common shareholders of the Combined Fund following the Mergers) due to economies of scale resulting from the larger size of the Combined Fund; (ii) improved net earnings yield on NAV for common shareholders of each Fund; (iii) improved secondary market trading of the common shares of the Combined Fund; and (iv) operating and administrative efficiencies for the Combined Fund, including the potential for the following: (a) the ability to trade in larger positions and more favorable transaction terms; (b) additional sources of leverage or more competitive leverage terms and more favorable transaction terms; (c) benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and (d) benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

The Board of each Fund, including the Board Members who are not “interested persons” of each Fund (as defined in the 1940 Act) (the “Independent Board Members”), has unanimously approved the Mergers, concluding that the Mergers are in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Mergers. As a result of the Mergers, however, common and preferred shareholders of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Mergers. Each Board’s conclusion was based on each Board Member’s business judgment after consideration of all relevant factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors. Please see “Information About the Mergers—Reasons for the Mergers” for additional information about the factors considered by each Board.

Because the shareholders of each Fund will vote separately on the Fund’s respective Merger(s) or Issuances, as applicable, there are multiple potential combinations of Mergers. To the extent that any Merger is not completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Mergers, may be reduced.

Net and Managed Assets	As of [•], 2025, MHN had approximately $[•] million in net assets and approximately $[•] million in managed assets, BNY had approximately $[•] million in net assets and approximately $[•] million in managed assets, and the Acquiring Fund had approximately $[•] million in net assets and approximately $[•] million in managed assets. “Managed assets” means the total assets of the relevant Fund, including any assets attributable to VRDP Shares and tender option bond (“TOB”) trusts, minus the sum of accrued liabilities.

Preferred Shares	As of [•], each of MHN, BNY and the Acquiring Fund has VRDP Shares outstanding. As of July 31, 2025, MHN had [•] Series W-7 VRDP Shares outstanding, BNY had [•] Series W-7 VRDP Shares outstanding and the Acquiring Fund had [•] Series W-7 VRDP Shares outstanding. See “Information About the Preferred Shares of the Funds” in this Proxy Statement for additional information about the preferred shares of each Fund.

For the twelve-month period ended January 31, 2025, the annualized dividend rate for the VRDP Shares for MHN was 4.01%, BNY was 4.03% and the Acquiring Fund was 4.22%.

The Board of each Fund has authorized the redemption of up to 67% of the Fund’s currently outstanding VRDP Shares on one or more occasions between April 1, 2025 and October 1, 2025. Any such redemption is not related to a Fund’s Merger(s) or contingent on shareholder approval of a Fund’s Merger(s). The timing and amount of any redemption of a Fund’s currently outstanding VRDP Shares would depend on a number of factors, including, among others, the desired mix of leverage from preferred shares versus TOBs, yield levels and borrowing costs.

In connection with the Mergers, assuming that no MHN or BNY VRDP Shares are redeemed prior to the applicable Closing Date, the Acquiring Fund expects to issue 1,720 additional VRDP Shares to MHN VRDP Holders and 1,320 additional VRDP Shares to BNY VRDP Holders, which may be of the same Series W-7 VRDP Shares or a new series of VRDP Shares. Following the completion of the Mergers, based on the Fund’s preferred shares currently outstanding, the Combined Fund is expected to have 5,050 VRDP Shares outstanding. If any Fund partially or fully redeems its preferred shares, the Combined Fund will have fewer than 5,050 VRDP Shares outstanding, or possibly no VRDP Shares outstanding, following the completion of the Mergers.

Assuming all of the Mergers are approved by the requisite shareholders, upon the Closing Date of the Mergers, Target Fund VRDP Holders will receive the right to receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the Target Fund VRDP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by the Target Fund VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s outstanding VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Mergers will be identical or substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Merger. Such special rate period will terminate on June 17, 2026, unless extended. The Mergers will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are similar to the terms of the outstanding Target Fund VRDP Shares, with certain differences. While the MHN VRDP Shares have a mandatory redemption date of July 1, 2041, and the BNY VRDP Shares have a mandatory redemption date of March 31, 2051, the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041.

None of the expenses of the Mergers are expected to be borne by the VRDP Holders of the Funds. See “Summary—Expenses of the Mergers” for additional information.

To the extent that the Acquiring Fund issues any new VRDP Shares in the Mergers, the VRDP Holders of each Fund, if any, will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than any Fund individually before the Mergers. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Mergers, any VRDP Holders of the Combined Fund may hold a smaller percentage of the outstanding VRDP Shares of the Combined Fund as compared to their percentage holdings of outstanding VRDP Shares, if any, of their respective Fund prior to the Mergers.

Please see “Information about the Preferred Shares of the Funds” for additional information.

Expenses of the Mergers	Common shareholders of each Fund will indirectly bear all or a portion of the costs of the Mergers. The expenses of the Mergers are estimated to be approximately $322,000 for MHN and $367,000 for BNY. For the Acquiring Fund, the expenses of the applicable Mergers are estimated to be approximately $307,000. The actual costs associated with the Mergers may be more or less than the estimated costs discussed herein.

Appraisal Rights	Shareholders of BNY do not have appraisal rights for their common or preferred shares because BNY is formed as a Delaware statutory trust and BNY’s Amended and Restated Agreement and Declaration of Trust (the “Agreement and Declaration of Trust”) states that the shareholders are not entitled to appraisal rights. Under Maryland law, stockholders are entitled to demand the fair value of their shares from the successor entity in connection with a merger except where any exceptions apply, which exceptions include if any shares of the class or series are listed on a national securities exchange, such as the common shares of MHN and the Acquiring Fund, on the Record Date. No exception exists for the Target Fund VRDP Shares and therefore the MHN VRDP Holders are entitled to demand the fair value of their VRDP Shares from the Acquiring Fund.

U.S. Federal Income Tax Consequences of the Mergers	Each Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If a Merger so qualifies, in general, common shareholders of MHN and BNY will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their common shares for Acquiring Fund Shares pursuant to their Merger (except with respect to cash received in lieu of fractional common shares). Additionally, each of MHN, BNY and the applicable Merger Sub will recognize no gain or loss for U.S. federal income tax purposes by reason of its Merger or upon liquidation of the Merger Sub. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Mergers.

As discussed above, shareholders of each Fund may receive distributions prior to, or after, the consummation of the Mergers, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Mergers or the Combined Fund’s built-in gains, if any, recognized after the Mergers, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Mergers, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

General Information and History	BNY is formed as a statutory trust under the laws of the State of Delaware. MHN and the Acquiring Fund are each incorporated as a Maryland corporation. MHN and the Acquiring Fund are each a non-diversified, closed-end management investment company registered under the 1940 Act. BNY is a diversified, closed-end management investment company registered under the 1940 Act.

Each Fund’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (800) 882-0052.

Each Fund has a July 31 fiscal year end.

The Acquiring Fund common shares are listed on the NYSE as “MYN.”

MHN common shares are listed on the NYSE as “MHN.” BNY common shares are listed on the NYSE as “BNY.”

Each of MHN, BNY and the Acquiring Fund has VRDP Shares outstanding. Each Fund’s preferred shares are not listed on a national stock exchange and have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Investment Objective and Policies	The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are similar to those of MHN and BNY, although there are some differences. For purposes of the below comparisons, as applicable, “Managed Assets” means a Fund’s total assets (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes).

Investment Objective:

MHN	BNY	Acquiring Fund (MYN)

MHN’s investment objective is to provide shareholders with current income exempt from federal income tax and New York State and New York City personal income taxes.	BNY’s investment objective is to provide current income exempt from federal income taxes.	The Acquiring Fund’s investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management.

The investment objective of each of the Funds is a fundamental policy that may not be changed without a vote of a majority of the applicable Fund’s outstanding voting securities.

Municipal Bonds:

Below is a comparison of each Fund’s investment policy with respect to municipal obligations, the interest of which is exempt from either federal income tax and New York State and New York City personal income taxes or federal income tax.

MHN	BNY	Acquiring Fund (MYN)

MHN seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New York State and New York City personal income taxes (“MHN New York Municipal Bonds”), except at times when the Investment Advisor considers that MHN New York Municipal Bonds of sufficient quantity and quality are unavailable at suitable prices. For the purposes of the foregoing policy, “assets” are the Fund’s net assets, plus the amount of any borrowings for investment purposes. To the extent that the Investment Advisor considers that suitable MHN New York Municipal Bonds are not available for investment, the Fund may purchase municipal obligations exempt from federal income taxes but not New York personal income taxes (“MHN Municipal Bonds”). MHN’s investments in derivatives will be counted toward the foregoing 80% policy to the extent that they provide investment exposure to the securities included within the policy or to one or more market risk factors associated with such securities.	As a matter of fundamental policy, under normal market conditions, BNY will invest at least 80% of its managed assets in investments the income from which is exempt from federal income tax and New York State and New York City personal income taxes (except that interest may be subject to the alternative minimum tax). For the purposes of the foregoing policy, “managed assets” are BNY’s net assets plus the amount of borrowings for investment purposes. BNY’s investments in derivatives will be counted toward the 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.	MYN seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of New York, its political subdivisions, agencies and instrumentalities and by other qualifying instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from New York State and New York City personal income taxes (“MYN New York Municipal Bonds”). The Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, which pay interest that is excludable from gross income for federal income tax purposes, in the opinion of bond counsel to the issuer, but is not exempt from New York State and New York City personal income taxes (“MYN Municipal Bonds”). Unless otherwise noted, the term “MYN Municipal Bonds” also includes MYN New York Municipal Bonds. MYN’s investments in derivatives will be counted toward the foregoing 80% policy to the extent that they provide investment exposure to the securities included within the policy or to one or more market risk factors associated with such securities.

Please see below a comparison of the approximate amount invested in municipal bonds as a percentage of total assets for (i) each Fund as of June 30, 2025, (ii) the Combined Fund, assuming only the Merger of BNY into the Acquiring Fund was consummated as of June 30, 2025, and (iii) the Combined Fund, assuming all of the Mergers were consummated as of June 30, 2025.

MHN	BNY	Acquiring Fund (MYN)	Pro forma Combined Fund (BNY into MYN)	Pro forma Combined Fund (MHN and BNY into MYN)
87%	89%	91%	90%	89%

Investment Grade and Non-Investment Grade Securities:

Below is a comparison of each Fund’s policy with respect to investment in investment grade quality securities and non-investment grade quality securities. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s Investor Service Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”)) or are unrated but judged to be of comparable quality by the Investment Advisor. Below investment grade quality means securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Investment Advisor to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

MHN	BNY	Acquiring Fund (MYN)
Under normal circumstances, MHN will invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in “investment grade” securities. MHN’s investments in derivatives will be counted toward the foregoing 80% policy to the extent that they provide investment exposure to the securities included within the policy or to one or more market risk factors associated with such securities. MHN may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Investment Advisor to be of comparable quality, at the time of purchase, subject to MHN’s other investment policies.	BNY’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its managed assets in investment grade quality municipal bonds.	Under normal circumstances, MYN will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “investment grade” securities. MYN’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within the policy or to one or more market risk factors associated with such securities. MYN may invest up to 20% of its managed assets in securities that are rated below investment grade.

Bond Maturity:

Below is a comparison of each Fund’s policy with respect to bond maturity.

MHN	BNY	Acquiring Fund (MYN)

MHN invests, under normal market conditions, at least 80% of its assets in municipal obligations with remaining maturities of one year or more. MHN intends to invest primarily in long-term MHN Municipal Bonds with maturities of more than ten years. However, MHN also may invest in intermediate term MHN Municipal Bonds with maturities of between three years and ten years. MHN also may invest from time to time in short-term MHN Municipal Bonds with maturities of less than three years. The average maturity of MHN’s portfolio securities varies based upon the Investment Advisor’s assessment of economic and market conditions.	The average maturity of BNY’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. BNY’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.	The average maturity of MYN’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. MYN’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

Leverage:

Each Fund utilizes leverage through the issuance of VRDP Shares and TOBs. See “The Acquiring Fund’s Investments—Investment Objective and Policies—Leverage;” “Risk Factors and Special Considerations—General Risks of Investing in the Acquiring Fund—Leverage Risk;” and “Risk Factors and Special Considerations—General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk.” The Acquiring Fund may continue to leverage its assets after the Closing Date of the Mergers through the use of VRDP Shares and/or TOBs or another form of leverage. As noted above, the Board of the Acquiring Fund has authorized the redemption of up to 67% of the Fund’s currently outstanding VRDP Shares on one or more occasions between April 1, 2025 and October 1, 2025, which redemption is not subject to shareholder approval of any of the Mergers. Please see “Information about the Preferred Shares of the Funds” in this Proxy Statement for additional information about the preferred shares of each Fund.

The annualized dividend rates for the preferred shares for each Fund for the twelve-month period ended January 31, 2025 were as follows:

Fund	Preferred Shares	Rate
MHN	VRDP Shares	4.01%
BNY	VRDP Shares	4.03%
Acquiring Fund (MYN)	VRDP Shares	4.22%

Please see below a comparison of certain important ratios related to (i) each Fund’s use of leverage as of June 30, 2025, (ii) the Combined Fund’s estimated use of leverage, assuming only the Merger of BNY into the Acquiring Fund had taken place as of June 30, 2025, and (iii) the Combined Fund’s estimated use of leverage, assuming the Mergers of all the Funds had taken place as of June 30, 2025.

Ratios	MHN	BNY	Acquiring Fund (MYN)	Pro forma Combined Fund (BNY into MYN)	Pro forma Combined Fund (MHN and BNY into MYN)
Asset Coverage Ratio	234.3%	244.0%	261.6%	254.2%	247.0%
Regulatory Leverage Ratio(1)	42.7%	41.0%	38.2%	39.3%	40.5%
Effective Leverage Ratio(2)	43.4%	42.2%	41.3%	41.7%	42.3%

(1) Regulatory leverage consists of preferred shares issued by the Fund, which is a part of the Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.

(2) Effective leverage is a Fund’s effective economic leverage and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of TOB inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

Fund Management	The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the directors or trustees, as applicable, of investment companies by the 1940 Act and under applicable state law. Each Fund has the same Board Members and officers.

Investment Advisor	BlackRock Advisors, LLC (previously defined as the “Investment Advisor”) serves as the investment adviser for each Fund and is expected to continue to serve as investment adviser for the Combined Fund.

Portfolio Management Team	Each Fund is managed by a team of investment professionals led by Kevin Maloney, CFA, Phillip Soccio, CFA, Walter O’Connor, CFA, Christian Romaglino, CFA, Michael Kalinoski, CFA, and Kristi Manidis. Following the Mergers, it is expected that the Combined Fund will be managed by the same team of investment professionals as currently manage the Acquiring Fund.

Other Service Providers	The other professional service providers for the Funds are or will be as follows:
	Service	Service Providers to the Funds

	Accounting Agent	State Street Bank and Trust Company

	Custodian	State Street Bank and Trust Company

	Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.

	Liquidity Provider to BNY, MHN and Acquiring Fund VRDP Shares	Bank of America, N.A.

Service	Service Providers to the Funds

Liquidity Provider to Acquiring VRDP Shares	The Toronto-Dominion Bank, acting through its New York branch

Remarketing Agent to BNY and MHN VRDP Shares	BofA Securities, Inc.

Remarketing Agent to Acquiring Fund VRDP Shares	TD Securities (USA) LLC)

Tender and Paying Agent to BNY, MHN and Acquiring Fund VRDP Shares	The Bank of New York Mellon

Independent Registered Public Accounting Firm	[•]

Fund Counsel	Willkie Farr & Gallagher LLP

Counsel to the Independent Board Members	Stradley Ronon Stevens & Young, LLP

PROPOSAL 1 — THE MERGERS OF THE FUNDS

The Mergers seek to combine three funds that have the same investment adviser, the same Board Members, and similar investment objectives and similar investment strategies, policies and restrictions.

Description of the Mergers

Each Merger will be governed by a separate Merger Agreement, a form of which is attached as Appendix A to this Proxy Statement. Each Merger Agreement provides for the merger of the Target Fund with and into the respective Merger Sub listed below:

Target Fund	Merger Sub Name
BlackRock MuniHoldings New York Quality Fund (MHN)	[•]
BlackRock New York Municipal Income Trust (BNY)	[•]

Each Merger Sub has been formed as a wholly-owned subsidiary of the Acquiring Fund for the sole purpose of consummating its respective Merger and will not commence operations prior to the closing of the respective Merger, except as necessary to facilitate the Merger. As soon as practicable following the completion of its respective Merger, the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Delaware law or Maryland law, as applicable. The Acquiring Fund will continue to operate after the Mergers as a registered, non-diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and investment restrictions described in this Proxy Statement. The Acquiring Fund will list the newly issued common shares on the NYSE. The newly-issued Acquiring Fund Shares will be issued in the form of book-entry interests.

As of the effective time of each Merger, each common share and each VRDP Share, if any, of the respective Target Fund outstanding immediately prior to the effective time shall be converted into the right to receive common shares and VRDP Shares, respectively, of the Acquiring Fund. The number of common shares of the Acquiring Fund that common shareholders of the Target Fund receive will be based on the NAV of the Target Fund relative to the NAV of the Acquiring Fund, in each case immediately prior to the closing of the Merger. MHN and BNY VRDP Holders, if any, will receive on a one-for-one basis one newly issued VRDP Share of the Acquiring Fund. As of the effective time of the Merger, all right, title and interest in the assets of the Target Fund shall vest in the Merger Sub, and the Merger Sub shall be liable for all liabilities and obligations of the Target Fund.

Each newly-opened account on the books of the Acquiring Fund for the former common shareholders of MHN and BNY will represent the respective pro rata number of Acquiring Fund common shares (rounded down, in the case of fractional common shares held other than in an automatic dividend reinvestment plan account (“Plan Account”), to the next largest number of whole common shares) received by such common shareholder. No fractional Acquiring Fund common shares will be issued (except for common shares held in a Plan Account). In the event there are fractional common shares in an account other than a Plan Account, the Acquiring Fund’s transfer agent will aggregate all such fractional MHN and BNY common shares and sell the resulting whole common shares on the NYSE for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon being issued book-entry interests for the Acquiring Fund common shares. See “—Terms of the Merger Agreements—Book-Entry Interests” for a description of the procedures to be followed by MHN and BNY common shareholders to obtain their Acquiring Fund common shares (and cash in lieu of fractional common shares, if any). Similarly, each newly-opened account on the books of the Acquiring Fund for MHN and BNY VRDP Holders, if any, will represent the number of Acquiring Fund VRDP Shares issued on a one-for-one basis for each such VRDP Holder’s holdings of MHN and BNY VRDP Shares.

As a result of the Mergers, each common shareholder of MHN and BNY will own Acquiring Fund common shares that (except for cash payments received in lieu of fractional common shares) will have an aggregate NAV (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that shareholder’s MHN and BNY common shares, respectively, immediately prior to the Closing Date. The aggregate NAV of each Fund immediately prior to the applicable Merger will reflect accrued expenses associated with such Merger. The NAV of MHN and BNY common shares will not be diluted as a result of the Mergers. The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of any outstanding VRDP Shares of such Fund. The market value per share of the common shares of the Combined Fund may be less than the market value per share of the common shares of each respective Fund prior to the Mergers.

The Board of each Fund has authorized the redemption of up to 67% of the Fund’s currently outstanding VRDP Shares on one or more occasions between April 1, 2025 and October 1, 2025. Any such redemption is not related to a Fund’s Merger(s) or contingent on shareholder approval of a Fund’s Merger(s). The timing and amount of any redemption of a Fund’s currently outstanding VRDP Shares would depend on a number of factors, including, among others, the desired mix of leverage from preferred shares versus TOBs, yield levels and borrowing costs.

In connection with the Mergers, assuming that no MHN or BNY VRDP Shares are redeemed prior to the applicable Closing Date, the Acquiring Fund expects to issue 1,720 additional VRDP Shares to MHN VRDP Holders and 1,320 additional VRDP Shares to BNY VRDP Holders, which may be of the same Series W-7 VRDP Shares or a new series of VRDP Shares. Following the completion of the Mergers, based on the Fund’s preferred shares currently outstanding, the Combined Fund is expected to have 5,050 VRDP Shares outstanding. If any Fund partially or fully redeems its preferred shares, the Combined Fund will have fewer than 5,050 VRDP Shares outstanding, or possibly no VRDP Shares outstanding, following the completion of the Mergers.

Assuming all of the Mergers are approved by the requisite shareholders, upon the Closing Date of the Mergers, Target Fund VRDP Holders will receive the right to receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the Target Fund VRDP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by the Target Fund VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s outstanding VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Mergers will be identical or substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Merger. Such special rate period will terminate on June 17, 2026, unless extended. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. The Mergers will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are similar to the terms of the outstanding Target Fund VRDP Shares, with certain differences. While the MHN VRDP Shares have a mandatory redemption date of July 1, 2041, and the BNY VRDP Shares have a mandatory redemption date of March 31, 2051, the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041.

No Merger is contingent upon the approval of any other Merger. If a Merger is not consummated, the Fund for which such Merger(s) was not consummated would continue to exist and operate on a standalone basis. Both the Target Fund and the Acquiring Fund will continue to be advised by the Investment Advisor. If a Merger is not consummated, the Investment Advisor may recommend alternative proposals to the Board of each Fund for which such Merger was not consummated.

The Board’s Recommendation

The Board of MHN recommends that the VRDP Holders of MHN vote “FOR” the proposed MHN Merger Agreement at the Special Meeting.

The Board of BNY recommends that the VRDP Holders of BNY vote “FOR” the proposed BNY Merger Agreement at the Special Meeting.

The Board of the Acquiring Fund recommends that the VRDP Holders of the Acquiring Fund vote “FOR” the proposed MHN Issuance at the Special Meeting.

The Board of the Acquiring Fund recommends that the VRDP Holders of the Acquiring Fund vote “FOR” the proposed BNY Issuance at the Special Meeting.

Shareholder approval of the MHN Merger Agreement requires (i) with respect to Proposal 1(A), the affirmative vote of the holders of a majority of the outstanding MHN common shares and MHN VRDP Shares entitled to vote voting as a single class, (ii) with respect to Proposal 1(B), the affirmative vote of the holders of a majority of MHN VRDP Shares outstanding voting as a separate class, and (iii) with respect to Proposal 1(E), the affirmative vote of the holders of a 1940 Act Majority (as defined below) of the Acquiring Fund VRDP Shares voting as a separate class.

Shareholder approval of the BNY Merger Agreement requires (i) with respect to Proposal 1(C), the affirmative vote of the holders of a 1940 Act Majority of the outstanding BNY common shares and BNY VRDP Shares voting as a single class, (ii) with respect to Proposal 1(D), the affirmative vote of the holders of a majority of BNY VRDP Shares outstanding voting as a separate class, and (iii) with respect to Proposal 1(F), the affirmative vote of the holders of a 1940 Act Majority of the Acquiring Fund VRDP Shares voting as a separate class.

Each Issuance contemplated by Proposal 2(A) and Proposal 2(B) requires the affirmative vote of the holders of a majority of the outstanding Acquiring Fund common shares and Acquiring Fund VRDP Shares entitled to vote voting as a single class.

A “1940 Act Majority” means the affirmative vote of either (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

In order for the Mergers to occur, each Fund must obtain all requisite shareholder approvals with respect to its Merger, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding MHN, BNY and Acquiring Fund VRDP Shares. Because the closing of each Merger is contingent upon the applicable Target Fund and the Acquiring Fund obtaining the requisite shareholder approvals and third-party consents and satisfying (or obtaining the waiver of) other closing conditions, it is possible that a Merger will not occur, even if shareholders of a Fund entitled to vote on the Merger approve the Merger and such Fund satisfies all of its closing conditions, if the other Fund in the Merger does not obtain its requisite shareholder approvals or satisfy its closing conditions. Because no Merger is contingent upon another Merger, it is possible that only one of MHN or BNY will be merged into the Acquiring Fund.

No Merger is contingent upon the approval of any other Merger. If a Merger is not consummated, the Fund for which such Merger(s) was not consummated would continue to exist and operate on a standalone basis.

The preferred shares of the Funds were issued on a private placement basis to one or a small number of institutional holders. Please see “Information about the Preferred Shares of the Funds” for additional information. To the extent that one or more preferred shareholder of MHN, BNY or the Acquiring Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of such Fund’s outstanding preferred shares, the preferred shareholder approval required for the Mergers may turn on the exercise of voting rights by such particular preferred shareholder(s) and its (or their) determination as to the favorability of the Merger with respect to its (or their) interests. The Funds exercise no influence or control over the determinations of such preferred shareholder(s) with respect to the Merger; there is no guarantee that such preferred shareholder(s) will approve the Merger, over which it (or they) may exercise effective disposition power.

Subject to the requisite approval of the requisite shareholders of each Fund with respect to its respective Merger, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding MHN, BNY and Acquiring Fund VRDP Shares, it is expected that the Closing Date of the Mergers will be sometime during the fourth quarter of 2025, but it may be at a different time as described herein.

For additional information regarding voting requirements, see “Vote Required and Manner of Voting Proxies.”

REASONS FOR THE MERGERS

[The Board of each Fund, including the Independent Board Members, considered the Mergers at meetings held on May 8, 2025 and June 5-6, 2025. Each Board, including the Independent Board Members, has unanimously approved the applicable Merger and Merger Agreement(s) (the “Approval”). Based on the considerations below, the Board of each Fund, including the Independent Board Members, has determined that the Mergers are in the best interests of such Fund and that the interests of its existing common shareholders and preferred shareholders would not be diluted with respect to NAV and the liquidation preference, respectively, as a result of the Mergers. As a result of the Mergers, however, common shareholders and preferred shareholders of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Mergers.

Each Board’s determination to approve the Mergers was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to each Fund and its shareholders, although individual Board Members may have placed different weight and assigned different degrees of materiality to various factors. Because the shareholders of each Fund will vote separately on the Fund’s respective Merger(s) or Issuances, as applicable, there are multiple potential combinations of Mergers. To the extent that one or more Mergers is not completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Mergers, may be reduced. If a Merger is not consummated, then the Investment Advisor may, in connection with ongoing management of the Fund for which such Merger(s) was not consummated and its product line, recommend alternative proposals to the Board of that Fund. Before reaching these conclusions, the Board of each Fund, including the Independent Board Members, engaged in a thorough review process relating to the Mergers, as well as alternatives to the Mergers. The Board of each Fund also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

The Board of each Fund considered the Mergers over a series of meetings. In preparation for the Approval, the Investment Advisor provided each Board with information regarding the Mergers, including the rationale therefor and alternatives considered to the Mergers.

Each Board considered a number of factors presented at the time of the Approval or prior meetings in reaching their determinations, including, but not limited to, the following, which are discussed in further detail below:

•	potential for improved economies of scale and a lower Total Expense Ratio (excluding leverage expenses and extraordinary expenses) with respect to each Fund;

•	the potential effects of the Mergers on the earnings and distributions of each Fund;

•	the potential effects of the Mergers on each Fund’s premium/discount to NAV of common shares;

•	the potential effects of the Mergers on each Fund’s VRDP Shares;

•	the compatibility of the Funds’ investment objectives, investment strategies and policies and related risks and risk profiles;

•	consistency of portfolio management and portfolio composition;

•

the potential for improved secondary market trading, including the potential for greater secondary market liquidity for the Combined Fund’s common shares, which may result in tighter bid-ask spreads and better trade execution for the Combined Fund’s common shareholders when purchasing or selling the Combined Fund’s common shares;

•	the potential for operating and administrative efficiencies for the Combined Fund, including the potential for the following benefits:

•	the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms;

•

benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

•	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors;

•

the anticipated tax-free nature of the Mergers (except with respect to taxable distributions, if any, from any Fund prior to, or after, the consummation of the Mergers, and the receipt of cash in lieu of fractional Shares);

•	the potential effects on the Funds’ capital loss carryforwards;

•	the potential effects on each Fund’s undistributed net investment income;

•	the expected costs of the Mergers;

•	the terms of the Mergers and whether the Mergers would dilute the interests of shareholders of the Funds;

•	the effect of the Mergers on shareholder rights;

•	alternatives to the Mergers for each Fund; and

•	any potential benefits of the Mergers to the Investment Advisor and its affiliates.

Potential for Improved Economies of Scale and Potential for a Lower Expense Ratio. Each Board considered the fees and Total Operating Expenses of its Fund (including estimated expenses of the Combined Fund after the Mergers). In the Investment Advisor’s view, the most likely combination is the Merger of all of the Funds, which is also expected to result in the lowest Total Expense Ratio for the Combined Fund. If the only Merger discussed in this Proxy Statement that is completed is the Merger of BNY into the Acquiring Fund, the Combined Fund would be expected to have a higher Total Expense Ratio than if any other combination of Mergers were completed. For the twelve-month period ended January 31, 2025, any combination of Mergers is expected to result in a Total Expense Ratio (excluding leverage expenses and extraordinary expenses) for the Combined Fund that is lower than the Total Expense Ratio (excluding leverage expenses and extraordinary expenses) of each Target Fund. “Total Expenses” means a Fund’s total annual operating expenses. “Total Expense Ratio” means a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its common shares.

Potential Effects of the Mergers on Earnings and Distributions. The Boards noted that the Combined Fund’s net earnings yield on NAV for common shareholders following the Mergers are expected to be potentially higher than the current net earnings yield on NAV for each Fund. The distribution level of any fund is subject to change based upon a number of factors, including the current and projected level of the fund’s earnings, and may fluctuate over time; thus, subject to a number of other factors, including the fund’s distribution policy, a higher net earnings profile may potentially have a positive impact on such fund’s distribution level over time. The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Mergers. A Fund’s earnings and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the performance of its investments, the movement of interest rates and general market conditions. In addition, the Combined Fund’s future earnings will vary depending upon the combination of completed Mergers. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Mergers, will remain constant.

Potential Effects of the Mergers on Premium/Discount to NAV of Common Shares. Each Board noted that the common shares of its Fund have historically traded at a discount. As of [•], 2025, the NAV per common share of MHN was $[•] and the market price per common share of MHN was $[•], representing a discount to NAV of [•]%, the NAV per common share of BNY was $[•] and the market price per common share of BNY was $[•], representing a discount to NAV of [•]%, and the NAV per common share of the Acquiring Fund was $[•] and the market price per common share of the Acquiring Fund was $[•], representing a discount to NAV of [•]%. The Boards of MHN and BNY noted that to the extent MHN and BNY’s common shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Mergers, MHN and BNY’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. The Boards of MHN and BNY also noted that to the extent the MHN and BNY’s common shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Mergers, MHN and BNY’s common shareholders may be negatively impacted if its Merger is consummated. The Board of the Acquiring Fund noted that Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Merger discount (or premium) of the Acquiring Fund common shares improves. There can be no assurance that, after the Mergers, common shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the common shares of any individual Fund prior to the Mergers. Upon consummation of the Mergers, the Combined Fund common shares may trade at a price that is less than the current market price of Acquiring Fund common shares. In the Mergers, common shareholders of MHN and BNY will receive Acquiring Fund common shares based on the relative NAVs (not the market values) of the respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of each respective Fund prior to the Mergers.

The Board noted that effective upon Closing, the Combined Fund will adopt the Discount Management Program under which the Combined Fund will, beginning in 2026, intend to offer to purchase a minimum of 5% of its outstanding common shares, subject to the Board’s discretion, at a price equal to 98% of NAV per common share via annual tender offer if the Combined Fund’s common shares trade at an average daily discount to NAV of more than 10.00% during a measurement period beginning on January 1st and concluding on September 30th of each calendar year. Even if a tender offer is triggered under the Discount Management Program, there is no guarantee that Combined Fund shareholders will be able to sell all of the shares that they desire to sell in any particular tender offer and there can be no assurances as to the effect that the Discount Management Program will have on the market for the Combined Fund’s shares or the discount at which the Combined Fund’s shares may trade relative to its NAV.

Potential Effects of the Mergers on the Preferred Shares. The Board noted that each Fund has preferred shares outstanding. As of July 31, 2025, MHN had [•] Series W-7 VRDP Shares outstanding, BNY had [•] Series W-7 VRDP Shares outstanding and the Acquiring Fund had [•] Series W-7 VRDP Shares outstanding.

In connection with the Mergers, assuming that no MHN or BNY VRDP Shares are redeemed prior to the applicable Closing Date, the Acquiring Fund expects to issue 1,720 additional VRDP Shares to MHN VRDP Holders and 1,320 additional VRDP Shares to BNY VRDP Holders, which may be of the same Series W-7 VRDP Shares or a new series of VRDP Shares. Following the completion of the Mergers, based on the Fund’s preferred shares currently outstanding, the Combined Fund is expected to have 5,050 VRDP Shares outstanding. If any Fund partially or fully redeems its preferred shares, the Combined Fund will have fewer than 5,050 VRDP Shares outstanding, or possibly no VRDP Shares outstanding, following the completion of the Mergers.

The Board noted that, assuming all of the Mergers are approved by the requisite shareholders, upon the Closing Date of the Mergers, Target Fund VRDP Holders will receive the right to receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the Target Fund VRDP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by the Target Fund VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s outstanding VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Mergers will be identical or substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Merger. Such special rate period will terminate on June 17, 2026, unless extended. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. The Mergers will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are similar to the terms of the outstanding Target Fund VRDP Shares, with certain differences. While the MHN VRDP Shares have a mandatory redemption date of July 1, 2041, and the BNY VRDP Shares have a mandatory redemption date of March 31, 2051, the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041.

The Board noted that none of the expenses of the Mergers are expected to be borne by the VRDP Holders of the Funds.

To the extent that the Acquiring Fund issues any new VRDP Shares in the Mergers, the VRDP Holders of each Fund, if any, will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than any Fund individually before the Mergers. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Mergers, any VRDP Holders of the Combined Fund may hold a smaller percentage of the outstanding VRDP Shares of the Combined Fund as compared to their percentage holdings of outstanding VRDP Shares, if any, of their respective Fund prior to the Mergers.

Compatibility of Investment Objectives, Investment Strategies and Policies and Related Risks and Risk Profiles. Each Board noted that its Fund’s shareholders will remain invested in an exchange-listed, closed-end management investment company registered under the 1940 Act that will have substantially greater net assets and the same (in the case of the Acquiring Fund), or similar (in the case of MHN and BNY) investment objective and the same (in the case of the Acquiring Fund) or similar (in the case of MHN and BNY) investment strategies, policies and restrictions. Each Fund also utilizes leverage in the form of VRDP Shares and TOBs. The risk/return profile of the Combined Fund is expected to remain comparable to those of each Fund before the Mergers because of the similarities in the investment policies of each Fund.

Consistency of Portfolio Management and Portfolio Composition. Each Board noted that each Fund has the same investment adviser and that each Fund’s shareholders will benefit from the experience and expertise of the Combined Fund’s anticipated portfolio management team. Each Fund is managed by a team of investment professionals led by Kevin Maloney, CFA, Phillip Soccio, CFA, Walter O’Connor, CFA, Christian Romaglino, CFA, Michael Kalinoski, CFA, and Kristi Manidis. Following the Mergers, it is expected that the Combined Fund will be managed by the same team of investment professionals as currently manage the Acquiring Fund.

Each Board also considered the portfolio composition of its Fund and the impact of the Mergers on the Fund’s portfolio. Each Board noted that it is not anticipated that there will be any significant disposition of the holdings in its Fund as a result of the Mergers because of the similarities among the portfolio guidelines of the Funds. For additional information, please see “Additional Risk Factors and Special Considerations.”

Potential for Improved Secondary Market Trading for Common Shares. While it is not possible to predict trading levels at the time the Mergers close, each Board considered that the Combined Fund may provide greater secondary market liquidity for its common shares as it would be larger than any of the Funds, which may result in tighter bid-ask spreads, better trade execution for the Combined Fund’s common shareholders when purchasing or selling Combined Fund common shares. However, there can be no assurance that the Mergers will result in such benefits or that the common shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the common shares of any individual Fund prior to the Mergers. Upon consummation of the Mergers, the secondary market liquidity, bid-ask spreads, and trade execution with respect to the Combined Fund’s common shares may deteriorate. Furthermore, the Combined Fund common shares may trade at a price that is less than the current market price of Acquiring Fund common shares.

Potential for Operating and Administrative Efficiencies. Each Board noted that the Combined Fund may achieve certain operating and administrative efficiencies from its larger net asset size, including the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms. Each Board also noted that the Combined Fund may experience potential benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage.

Each Board also noted that the Combined Fund may experience potential benefits from having fewer similar funds in the same fund complex, including a simplified operational model, the elimination of complexities involved with having duplicative funds, easier product differentiation for shareholders (including shareholders of the Combined Fund) and reduced risk of operational, legal and financial errors.

Anticipated Tax-Free Mergers. Each Board noted that it is anticipated that shareholders of its Fund will generally recognize no gain or loss for U.S. federal income tax purposes as a result of the Mergers (except with respect to cash received in lieu of fractional common shares), as each Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Mergers, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Mergers or the Combined Fund built-in gains, if any, recognized after the Mergers, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

Capital Loss Carryforward Considerations. Each Board considered that capital loss carryforwards of the Combined Fund attributable to each Fund will be subject to tax loss limitation rules by reason of each Fund’s undergoing an “ownership change” in the Mergers. Each Board also noted that the Combined Fund’s capital loss carryforward loss on a per share basis is expected to be higher than each of MHN’s and BNY’s capital loss carryforward loss per share, but lower than the Acquiring Fund’s capital loss carryforward loss per share. Each Board considered that the ability of its Fund to fully utilize its existing capital loss carryforwards depends on many variables and assumptions, including projected performance, and is, therefore, highly uncertain.

Potential Effects of the Mergers on Undistributed Net Investment Income. If the Mergers are approved by shareholders, then the greater of (1) substantially all of the UNII, if any, or (2) the monthly distribution of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date (previously defined as the “Pre-Merger Declared UNII Distributions”). The declaration date, Ex-Dividend Date and record date of the Pre-Merger Declared UNII Distributions will occur prior to the Closing Date. However, all or a significant portion of the Pre-Merger Declared UNII Distributions may be paid in one or more distributions to common shareholders of the Funds entitled to such Pre-Merger Declared UNII Distributions after the Closing Date. Former MHN and BNY shareholders entitled to such Pre-Merger Declared UNII Distributions paid after the Closing Date will receive such distributions in cash for a partial month post-Merger.

Persons who purchase common shares of any of the Funds on or after the Ex-Dividend Date for the Pre-Merger Declared UNII Distributions should not expect to receive any distributions from any Fund until distributions, if any, are declared by the Board of the Combined Fund and paid to shareholders entitled to any such distributions. No such distributions are expected to be paid by the Combined Fund until at least approximately one month following the Closing Date.

Additionally, the Acquiring Fund, in order to seek to provide its common shareholders with distribution rate stability, may include in its Pre-Merger Declared UNII Distribution amounts in excess of its undistributed net investment income and net investment income accrued through the Closing Date. This would result in the Acquiring Fund issuing incrementally more common shares in the Mergers since its NAV as of the valuation time for the Mergers would be lower relative to a scenario where such excess amounts were not included in the Acquiring Fund’s Pre-Merger Declared UNII Distribution.

To the extent any Pre-Merger Declared UNII Distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

Expected Costs of the Mergers. Each Board considered the terms and conditions of the applicable Fund’s Merger Agreement(s), including the estimated costs associated with the Mergers, and the allocation of such costs among the Funds. Each Board noted, however, that the Investment Advisor anticipated that the projected costs of the Mergers may be recovered over time. Common shareholders of each Fund will indirectly bear all or a portion of the costs of the Mergers. The expenses of the Mergers are estimated to be approximately $322,000 for MHN and $367,000 for BNY. For the Acquiring Fund, the expenses of the applicable Mergers are estimated to be approximately $307,000. The actual costs associated with the Mergers may be more or less than the estimated costs discussed herein. Each Board also noted that the VRDP Holders are not expected to bear any of the costs of the Mergers, while the common shareholders of the Funds will indirectly bear the costs of the Mergers.

Terms of the Mergers and Impact on Shareholders. Each Board noted that the aggregate NAV (not the market value) of the Acquiring Fund common shares that a Target Fund’s common shareholders will receive in the applicable Merger is expected to equal the aggregate NAV (not the market value) of the Target Fund common shares that the Target Fund’s common shareholders owned immediately prior to the Closing Date. The aggregate NAV of each Fund immediately prior to the applicable Merger will reflect accrued expenses associated with such Merger. The NAV of MHN and BNY’s common shares will not be diluted as a result of the Mergers. Fractional Acquiring Fund common shares will generally not be issued to MHN and BNY’s common shareholders in connection with the Mergers, and MHN and BNY common shareholders should expect to receive cash in lieu of such fractional common shares.

Each Board further noted that holders of MHN and BNY VRDP Shares will receive the same number of Acquiring Fund VRDP Shares as any MHN and BNY VRDP Shares held by such VRDP Holders immediately prior to the Closing Date.

The newly issued Acquiring Fund VRDP Shares will have terms that are similar to the terms of the outstanding Target Fund VRDP Shares, with certain differences. While the MHN VRDP Shares have a mandatory redemption date of July 1, 2041, and the BNY VRDP Shares have a mandatory redemption date of March 31, 2051, the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. The VRDP Shares of the Acquiring Fund are currently in a special rate period that will end on June 17, 2026, unless extended. The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares are expected to be identical to the terms of the special rate period applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Merger.

Effect on Shareholder Rights. Each Board noted that BNY is formed as a statutory trust under the laws of the State of Delaware, and MHN and the Acquiring Fund are each organized as a Maryland corporation. Each Board also noted that the common shareholders of each Fund have similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

Each Board also noted that the terms of the Acquiring Fund VRDP Shares to be issued in connection with the Mergers will have terms that are identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares are expected to be identical to the terms of the special rate period applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Mergers. Such special rate period will terminate on June 17, 2026, unless extended. The Mergers will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

Alternatives to the Mergers. In reaching its decision to approve the Mergers, the Board considered alternatives to the Mergers, including continuing to operate each Fund as a separate Fund.

Potential Benefits to the Investment Advisor and its Affiliates. Each Board recognized that the Mergers may result in some benefits and economies of scale for the Investment Advisor and its affiliates. These may include, for example, administrative and operational efficiencies or a reduction in certain operational expenses as a result of the elimination of MHN and BNY as separate funds in the BlackRock Fixed-Income Complex.

Each Board noted that, if the Mergers are consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.50% of the average daily value of the net assets of the Combined Fund.

Conclusion. Each Board, including the Independent Board Members, unanimously approved each Merger Agreement and each Issuance, as applicable, concluding that the Mergers are in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Mergers. This determination was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Because the shareholders of each Fund will vote separately on the Fund’s respective Merger(s) or Issuances, there are multiple potential combinations of Mergers. To the extent that any Merger is not completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Mergers, may be reduced.

If a Merger is not consummated, then the Investment Advisor may, in connection with ongoing management of the Fund for which such Merger(s) was not consummated and its product line, recommend alternative proposals to the Board of that Fund.]

TERMS OF THE MERGER AGREEMENTS

The following is a summary of the significant terms of each Merger Agreement. This summary is qualified in its entirety by reference to the Form of Agreement and Plan of Merger attached as Appendix A to this Proxy Statement.

Valuation of Assets and Liabilities

Pursuant to the Merger Agreements, the NAV of the Acquiring Fund and each Target Fund, the values of their assets, the amounts of their liabilities, and the liquidation preference (including accumulated and unpaid dividends) of any Target Fund VRDP Shares and the Acquiring Fund VRDP Shares will be computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (the “Valuation Time”) after the payment of the dividends by the Target Fund (as discussed below), using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties and no adjustment will be made to the NAV so determined of any Fund to take into account differences in realized and unrealized gains and losses. Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed by the Acquiring Fund to the Target Fund. The NAV per share of the Acquiring Fund common shares and the liquidation preference (including accumulated and unpaid dividends) per share of the Acquiring Fund VRDP Shares shall be determined in accordance with such procedures.

Dividends will accumulate on any outstanding MHN and BNY VRDP Shares up to and including the day immediately preceding the Closing Date. MHN and BNY VRDP Holders will receive the right to receive on a one-for-one basis one newly issued VRDP Share of the Acquiring Fund, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on any outstanding MHN and BNY VRDP Shares, as applicable, up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to Closing Date), in exchange for each MHN and BNY VRDP Share held by the MHN and BNY VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s outstanding VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued.

The first dividend period for the Acquiring Fund VRDP Shares to be issued in the Mergers will commence on the Closing Date and end on the day immediately preceding the first dividend payment date for such VRDP Shares, which will be the first business day of the month following the month in which the Closing Date occurs.

Amendments and Conditions

A Merger Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by each Fund and each Merger Sub affected by the amendment subject to the prior view of such Fund’s and the Merger Sub’s counsel and the authorization of such Fund’s Board. However, after adoption of the Merger Agreement and approval of the Merger, no amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to a Target Fund’s shareholders under the Merger Agreement with respect to a Merger to the detriment of such shareholders without their further approval. The obligations of each Fund pursuant to a Merger Agreement are subject to the satisfaction or waiver (if permissible) of various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval of the Merger Agreement by the shareholders of the applicable Target Fund and the VRDP Holders of the Acquiring Fund, certain third-party consents, the approval of each Issuance by the shareholders of the Acquiring

Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

No Merger is contingent upon the approval of any other Merger. If a Merger is not consummated, the Fund for which such Merger(s) was not consummated would continue to exist and operate on a standalone basis.

Postponement; Termination

A Merger Agreement may be terminated by the mutual agreement of the parties. In addition, a Fund may at its option terminate its Merger Agreement with respect to its Merger at or before the closing due to: (1) a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the closing, if not cured within 30 days of the breach and prior to the closing; (2) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or (3) a determination by the Acquiring Fund’s Board or a Target Fund’s Board that the consummation of the transactions contemplated by the Merger Agreement is not in the best interests of its respective Fund involved in the Merger(s).

Book-Entry Interests

The Acquiring Fund will issue to MHN and BNY VRDP Holders book-entry interests for the Acquiring Fund VRDP Shares registered in the name of such MHN and BNY VRDP Holders on a one-for-one basis for each holder’s holdings of MHN and BNY VRDP Shares. Each Fund’s VRDP Shares were or will be issued in book-entry form as global securities, and such global securities were deposited with, or on behalf of, The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., the nominee of DTC. Beneficial interests in the global securities are held only through DTC and any of its participants.

The Acquiring Fund will issue to MHN and BNY common shareholders book-entry interests and cash in lieu of fractional common shares, if applicable, for the Acquiring Fund common shares registered in the name of such shareholders on the basis of each shareholder’s proportionate interest in the aggregate NAV of MHN and BNY common shares, respectively.

Expenses of the Mergers

Each Fund will bear expenses incurred in connection with its Merger(s). The expenses incurred in connection with the Mergers include, but are not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Merger Agreements, the preparation and filing of any documents required by a Fund’s state of organization, the registration statement on Form N-14 and this Proxy Statement to preferred shareholders, the printing and distribution of the joint proxy statement/prospectus delivered to common shareholders, this Proxy Statement delivered to preferred shareholders and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees, and legal and audit fees in connection with the Mergers, including fees incurred in obtaining the requisite consents of rating agencies, counterparties or service providers to the VRDP Shares, legal fees incurred in connection with amending the transaction documents for the VRDP Shares, which may include the legal fees of counterparties and service providers to the extent applicable, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, rating agency fees associated with the ratings of the VRDP Shares in connection with the Merger, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any), and any other legal fees and similar expenses incurred in connection with the Mergers.

Common shareholders of each Fund will indirectly bear all or a portion of the costs of the Mergers. The expenses of the Mergers are estimated to be approximately $322,000 for MHN and $367,000 for BNY. For the Acquiring Fund, the expenses of the applicable Mergers are estimated to be approximately $307,000. The actual costs associated with the Mergers may be more or less than the estimated costs discussed herein. Each Board also noted that the VRDP Holders are not expected to bear any of the costs of the Mergers, while the common shareholders of the Funds will indirectly bear the costs of the Mergers.

Neither the Funds nor the Investment Advisor will pay any direct expenses of shareholders arising out of or in connection with the Mergers (e.g., expenses incurred by the shareholder as a result of attending the Special Meeting, voting on the Mergers or other action taken by the shareholder in connection with the Mergers). The actual costs associated with the Mergers may be more or less than the estimated costs discussed herein.

Appraisal Rights

Shareholders of BNY do not have appraisal rights for their common or preferred shares because BNY is formed as a Delaware statutory trust and BNY’s Agreement and Declaration of Trust states that the shareholders are not entitled to appraisal rights. Under Maryland law, stockholders are entitled to demand the fair value of their shares from the successor entity in connection with a merger except where any exceptions apply, which exceptions include if any shares of the class or series are listed on a national securities exchange, such as the common shares of MHN and the Acquiring Fund, on the Record Date. No exception exists for the Target Fund VRDP Shares and therefore the MHN VRDP Holders are entitled to demand the fair value of their VRDP Shares from the Acquiring Fund.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS

The following is a general summary of the U.S. federal income tax consequences of the Mergers to the U.S. holders of MHN and BNY common shares. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold common shares or VRDP Shares of MHN and BNY as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Mergers. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Mergers, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of the Mergers that each Fund receives an opinion from Willkie, dated as of the Closing Date, regarding the characterization of each Merger as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Willkie will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Willkie will also rely upon certain representations of the management of each Fund and assume, among other things, that the Mergers will be consummated in accordance with each Merger Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court.

As a merger, the U.S. federal income tax consequences of the Mergers can be summarized as follows:

•	No gain or loss will be recognized by a Fund or the Merger Sub by reason of the Mergers or upon the liquidation of the Merger Sub.

•

No gain or loss will be recognized by a shareholder of MHN and BNY upon the conversion of the shareholder’s common shares solely into Acquiring Fund common shares in the Merger of the respective Target Fund with and into the corresponding Merger Sub (except with respect to cash received in lieu of a fractional Acquiring Fund common share, as discussed below).

•

The aggregate tax basis of Acquiring Fund common shares received by a shareholder of MHN and BNY pursuant to the Mergers will be the same as the aggregate tax basis of the shareholder’s MHN and BNY common shares converted into Acquiring Fund common shares (reduced by any amount of tax basis allocable to a fractional Acquiring Fund common share for which cash is received).

•

The holding period of Acquiring Fund common shares received by a shareholder of MHN and BNY pursuant to the Mergers (including any fractional Acquiring Fund common share to which a Target Fund common shareholder would be entitled) will include the holding period of the shareholder’s common shares converted into Acquiring Fund common shares.

•

A shareholder of MHN and BNY that receives cash in lieu of a fractional Acquiring Fund common share in connection with the Mergers will be treated as having received cash in exchange for such fractional Acquiring Fund common share. A MHN and BNY shareholder that receives cash in lieu of a fractional Acquiring Fund common share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund common share and MHN and BNY shareholder’s tax basis in MHN and BNY common shares allocable to the fractional Acquiring Fund common share. The capital gain or loss will be a long-term capital gain or loss if MHN and BNY shareholder’s holding period for MHN and BNY common shares is more than one year as of the date the Mergers are consummated.

•

The tax basis of the Acquiring Fund and the applicable Merger Sub in MHN’s and BNY’s assets received pursuant to the Mergers will, in each instance, equal the tax basis of such assets in the hands of MHN and BNY immediately prior to the Closing Date, and the holding period of the Acquiring Fund and the applicable Merger Sub for such assets will, in each instance, include the period during which the assets were held by MHN and BNY.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.

None of the Funds intend to sell any assets in connection with the Mergers other than in the ordinary course of business. If, however, assets of MHN and BNY were to be sold in connection with the Mergers, or if such assets were required to be marked to market as a result of the termination of MHN’s and BNY’s taxable year or as a result of the transfer of certain assets in the Mergers, the tax impact of any such sales (or deemed sales) would depend on the difference between the price at which such portfolio assets are sold and MHN’s and BNY’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to MHN and BNY shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or after the date of the Mergers, and such distributions will be taxable to MHN and BNY shareholders.

Prior to the Closing Date, each Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of such Fund all of the Fund’s (i) investment company income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, (ii) net capital gains, if any, through the Closing Date, and (iii) net tax-exempt interest income, if any, through the Closing Date. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses, if any) of MHN and BNY, which are expected to be subject to tax loss limitation rules because each Fund will undergo an “ownership change” for U.S. federal income tax purposes. Because each Fund will undergo an “ownership change,” the Code will generally limit the amount of pre-ownership change losses of each Fund that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of the Fund, with certain adjustments, immediately prior to the Mergers and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Although the capital loss carryforwards of the Combined Fund attributable to MHN and BNY may be subject to tax loss limitation rules to the extent outlined above, it is currently expected that such tax loss limitation rules should not have a material adverse effect on the Combined Fund’s utilization of MHN’s and BNY’s capital loss carryforward as compared with what each Fund’s utilization of its own capital loss carryforward would be without the Mergers. The ability of each Fund (and the Combined Fund) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, projected performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law, and is, therefore, highly uncertain. As of July 31, 2025, the Funds’ unused capital loss carryforwards, which have no expiration date and may be carried forward indefinitely, were as follows:

Capital Loss Carryforward Amount

MHN	BNY	Acquiring Fund (MYN)
$[•]	$[•]	$[•]

Due to the operation of these tax loss limitation rules, it is possible that shareholders of MHN, BNY or the Acquiring Fund would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Mergers. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short-term or as favorably taxed capital gain dividends if such capital gains are long-term. The actual financial effect of the loss limitation rules on a shareholder of MHN and BNY whose losses are subject to the loss limitation rules would depend on many variables, including MHN’s and BNY’s expected growth rate if the relevant Merger were not to occur (i.e., whether, in the absence of the Mergers, MHN and BNY would generate sufficient capital gains against which to utilize its capital loss carryforwards (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” had the relevant Mergers occurred), the timing and amount of future capital gains recognized by the Combined Fund if the Mergers were to occur, and the timing of a historic MHN and BNY shareholder’s disposition of its Shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.

For five years beginning on the Closing Date of the Mergers, the Combined Fund will not be allowed to offset certain pre-Merger built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.

PROPOSAL 2 — ISSUANCE OF ACQUIRING FUND COMMON SHARES

In connection with the proposed Mergers described under “Proposal 1 – Mergers of the Funds,” the common shareholders and the VRDP Holders of the Acquiring Fund are being asked to approve the issuance of additional Acquiring Fund common shares.

Please see “Information about the Common Shares of the Funds” for information about the Funds’ common shares.

Assuming all of the Mergers are approved by the requisite shareholders, upon the Closing Date of the Mergers, Target Fund VRDP Holders will receive the right to receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by the Target Fund VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s outstanding VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Mergers will be identical or substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Merger. Such special rate period will terminate on June 17, 2026, unless extended. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. The Mergers will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The Acquiring Fund will continue to operate after the Mergers as a registered, non-diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and restrictions described in this Proxy Statement. As a result of the Mergers, however, a shareholder of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than such shareholder did in any of the individual Funds before the Mergers.

If the Issuance with respect to a Fund’s Merger(s) is not approved, the Investment Advisor may, in connection with ongoing management of that Fund and its product line, recommend alternative proposals to the Board of that Fund.

The Board of the Acquiring Fund recommends that the Acquiring Fund VRDP Holders vote “FOR” each Issuance at the Special Meeting.

Each Issuance contemplated by Proposal 2(A) and Proposal 2(B) requires the affirmative vote of the holders of a majority of the outstanding Acquiring Fund common shares and Acquiring Fund VRDP Shares entitled to vote voting as a single class. For additional information regarding voting requirements, see “Vote Required and Manner of Voting Proxies.”

Subject to the requisite approval of the shareholders of each Fund with respect to its respective Merger, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares of MHN and BNY, it is expected that the Closing Date of the Mergers will be sometime during the fourth quarter of 2025, but it may be at a different time as described herein.

INFORMATION ABOUT THE PREFERRED SHARES OF THE FUNDS

BNY’s Agreement and Declaration of Trust authorizes the issuance of an unlimited number of shares, par value $.001 per share. Each of MHN’s and the Acquiring Fund’s charter authorizes the issuance of 200,000,00 shares, par value $0.10 per share, all of which were initially classified as shares of common stock, and, from time to time, subsequently certain of such shares were reclassified as other classes and series of stock, including that 2,477 shares of the shares of common stock of the Acquiring Fund have been reclassified as Acquiring Fund VRDP Shares and 2,436 of the shares of common stock of MHN have been reclassified as Target Fund VRDP Shares. The Board of each Fund is authorized, however, to reclassify any unissued shares of capital stock into one or more additional or other classes or series of stock without the approval of its common shareholders. Set forth below is information about each Fund’s outstanding VRDP Shares as July 31, 2025.

Fund	Title of Class	Amount Authorized	Amount Authorized Under Each Series	Amount Held by Fund for its Own Account		Amount Outstanding Exclusive of Amount Shown in Previous Column	Issue Date	Mandatory/ Term Redemption Date
MHN	VRDP Shares	2,436	Series W-7 – 2,436	[None	]	1,720	06/30/2011	07/01/2041
BNY	VRDP Shares	1,794	Series W-7 – 1,794	[None	]	1,320	03/31/2021	03/31/2051
Acquiring Fund (MYN)	VRDP Shares	2,477	Series W-7 – 2,477	[None	]	2,010	04/21/2011	05/01/2041

The outstanding preferred shares of each Fund are fully paid and non-assessable, except as provided by each Fund’s respective Agreement and Declaration of Trust or charter, as applicable, and have no preemptive or cumulative voting rights.

Below is a table that details, as of June 30, 2025, (i) each Fund’s current leverage attributable to preferred shares as a percentage of its total net assets, (ii) the Combined Fund’s leverage attributable to preferred shares on a pro forma basis as a percentage of its total net assets assuming only the BNY Merger was consummated as of June 30, 2025, and (iii) the Combined Fund’s leverage attributable to preferred shares on a pro forma basis as a percentage of its total net assets assuming all of the Mergers were consummated as of June 30, 2025, which represents, in the Investment Advisor’s view, the most likely combination of the Mergers and the combination of the Mergers that would result in the highest leverage attributable to preferred shares. The table below does not account for any redemptions of preferred shares by a Fund prior to the Closing Date, as further described below.

Fund	Title of Class	Shares Outstanding	Liquidation Preference Per Share	Aggregate Liquidation Preference	Total Managed Assets	As Percentage of Net Assets
MHN	VRDP Shares	2,436	$100,000	$243,600,000	$576,282,926	74.48%
BNY	VRDP Shares	1,794	$100,000	$179,400,000	$446,226,530	69.46%
Acquiring Fund (MYN)	VRDP Shares	2,477	$100,000	$247,700,000	$681,175,604	61.86%
Pro forma Combined Fund (BNY into MYN)	VRDP Shares	4,271	$100,000	$427,100,000	$1,127,402,135	64.84%
Pro forma Combined Fund (MHN and BNY into MYN)	VRDP Shares	6,707	$100,000	$670,700,000	$1,703,685,061	68.04%

The VRDP Shares were offered to qualified institutional buyers in private transactions exempt from registration under the Securities Act.

The annualized dividend rates for the preferred shares for each Fund for the twelve-month period ended January 31, 2025 were as follows:

Fund	Rate
MHN	4.01%
BNY	4.03%
Acquiring Fund (MYN)	4.22%

The Board of each Fund has authorized the redemption of up to 67% of the Fund’s currently outstanding VRDP Shares on one or more occasions between April 1, 2025 and October 1, 2025. Any such redemption is not related to a Fund’s Merger(s) or contingent on shareholder approval of a Fund’s Merger(s). The timing and amount of any redemption of a Fund’s currently outstanding VRDP Shares would depend on a number of factors, including, among others, the desired mix of leverage from preferred shares versus TOBs, yield levels and borrowing costs.

In connection with the Mergers, assuming that no MHN or BNY VRDP Shares are redeemed prior to the applicable Closing Date, the Acquiring Fund expects to issue 1,720 additional VRDP Shares to MHN VRDP Holders and 1,320 additional VRDP Shares to BNY VRDP Holders, which may be of the same Series W-7 VRDP Shares or a new series of VRDP Shares. Following the completion of the Mergers, based on the Fund’s preferred shares currently outstanding, the Combined Fund is expected to have 5,050 VRDP Shares outstanding. If any Fund partially or fully redeems its preferred shares, the Combined Fund will have fewer than 5,050 VRDP Shares outstanding, or possibly no VRDP Shares outstanding, following the completion of the Mergers. As a result of the Mergers, the Acquiring Fund’s Articles Supplementary will be amended to authorize an additional 5,050 VRDP Shares. A form of such amendment is attached as Appendix C.

Assuming all of the Mergers are approved by the requisite shareholders, upon the Closing Date of the Mergers, Target Fund VRDP Holders will receive the right to receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the Target Fund VRDP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by the Target Fund VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s outstanding VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Mergers will be identical or substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Merger. Such special rate period will terminate on June 17, 2026, unless extended. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. The Mergers will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are similar to the terms of the outstanding Target Fund VRDP Shares, with certain differences. While the MHN VRDP Shares have a mandatory redemption date of July 1, 2041 and the BNY VRDP Shares have a mandatory redemption date of March 31, 2051, the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041.

Description of the VRDP Shares of MHN, BNY and the Acquiring Fund

The MHN, BNY and Acquiring Fund VRDP Shares have the benefit of an unconditional demand feature pursuant to a purchase agreement provided by Bank of America, N.A., in the case of MHN and BNY, and The Toronto-Dominion Bank, in the case of the Acquiring Fund, acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events (the “Liquidity Facility”). Each Fund entered into a fee agreement with its respective liquidity provider (the “Fee Agreement”) in connection with the Liquidity Facility that requires a monthly liquidity fee payable to the liquidity provider, except during a special rate period. The Fee Agreement between each Fund and the liquidity provider is scheduled to expire, unless renewed or terminated in advance, on November 29, 2025, with respect to MHN and BNY, and on July 6, 2025, with respect to the Acquiring Fund.

Each Liquidity Facility requires the liquidity provider to purchase all of a Fund’s VRDP Shares tendered for sale that were not successfully remarketed. Each Fund is required under the terms of its Fee Agreement to redeem any VRDP Shares owned by the applicable liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, a Fund is required to segregate liquid assets to fund the redemption.

In the event the VRDP Shares Purchase Agreement (the “Purchase Agreement”) for MHN, BNY or the Acquiring Fund is not renewed, and the Fund does not arrange for a Purchase Agreement with an alternate liquidity provider, the Fund’s VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the Purchase Agreement. There is no assurance that a Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Except during a special rate period, VRDP Holders have the right to give notice on any business day to tender their VRDP Shares for remarketing in seven days and the VRDP Shares are subject to a mandatory tender for remarketing upon the occurrence of certain events. Should a remarketing be unsuccessful, the dividend rate for the VRDP Shares will reset to a maximum rate as defined in the governing documents of the VRDP Shares. The VRDP Shares are also subject to certain restrictions on transfer outside of the remarketing process. Except during a special rate period, each of MHN and BNY may incur remarketing fees at an annual rate equal to (a) the product of 0.10% times $100,000 multiplied by the actual number of days from and including such first calendar day of the immediately preceding calendar month to and including the last calendar day of such immediately preceding month, or if applicable, the date of any prior redemption of such VRDP Shares (as the case may be) divided by (b) 365. Except during a special rate period, the Acquiring Fund may incur remarketing fees at an annual rate equal to (a) the product of 0.05% of 101.85% of the liquidation preference for such VRDP Shares and the actual number of days from and including such first calendar day of the immediately preceding calendar month to and including the last calendar day of such immediately preceding month, or if applicable, the date of any prior redemption of such VRDP Shares (as the case may be) divided by (b) 365.

MHN, BNY and the Acquiring Fund are required to redeem their VRDP Shares on July 1, 2041, March 31, 2051, and May 1, 2041, respectively, the mandatory redemption date for such VRDP

Shares, unless earlier redeemed or repurchased. Six months prior to the mandatory redemption date, each Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, each Fund is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Fund’s VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VRDP Share is equal to the liquidation value per VRDP Share plus any outstanding unpaid dividends.

Except during a special rate period, dividends on a Fund’s VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. The maximum rate of the VRDP Shares will not exceed 15% per annum for each Fund, exclusive of any applicable gross-up payments or increased dividend payment relating to the inclusion in any dividend of net capital gains or ordinary income taxable for regular U.S. federal income tax purposes.

As of June 30, 2025, the VRDP Shares of MHN, BNY and the Acquiring Fund were assigned a long-term rating of [Aa2] from Moody’s and [AA] from Fitch.

The short-term ratings on the Acquiring Fund VRDP Shares were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period, as described below. The short-term ratings on a Fund’s VRDP Shares are directly related to the short-term ratings of the liquidity provider for the Fund’s VRDP Shares. Changes in the credit quality of the applicable liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares. Except during a special rate period, a change in the short-term credit rating of the applicable liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such VRDP Shares, although the dividend rate paid on the VRDP Shares is not directly related to the short-term rating. The liquidity provider to a Fund’s VRDP Shares may be terminated prior to the scheduled termination date if such liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Each Fund’s VRDP Shares are senior in priority to the Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of such Fund. The VRDP Shares will rank on parity with other preferred shares of the Fund as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the Fund’s affairs. The 1940 Act prohibits the declaration of any cash dividend on, or the repurchase or redemption of, a Fund’s common shares prior to the declaration of any dividend on such Fund’s VRDP Shares if the Fund fails to maintain the asset coverage of at least 200% of the liquidation preference of its outstanding VRDP Shares. In addition, pursuant to the governing instruments of each Fund’s VRDP Shares, the Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the VRDP Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the VRDP Shares, redeem any VRDP Shares required to be redeemed under the VRDP Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the VRDP Shares.

A Fund’s VRDP Holders have voting rights equal to the Fund’s common shareholders (one vote per Share) and will generally vote together with such common shareholders as a single class. However, the VRDP Holders, voting as a separate class, are also entitled to elect two Board

Members for their Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of a 1940 Act Majority of a Fund’s VRDP Holders, voting separately as a class, would be required to (a) adopt any plan of reorganization or merger that would adversely affect the Fund’s VRDP Shares, (b) change the sub-classification of a Fund as a closed-end management investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

Each of MHN, BNY and the Acquiring Fund previously commenced a special rate period on the date set forth below. The Acquiring Fund’s special rate period commenced on June 22, 2022 and is currently set to expire on June 17, 2026.

The VRDP Holders and the Acquiring Fund may mutually agree to extend the special rate period prior to the expiration of the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors. A Liquidity Facility remains in effect for the duration of the special rate period and the VRDP Shares are still subject to mandatory redemption by the Acquiring Fund on their mandatory redemption date. However, the VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time.

During the special rate period, the Acquiring Fund is required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as was required prior to the special rate period.

During its current special rate period, the Acquiring Fund pays dividends monthly based on the sum of the SIFMA Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares (the “Ratings Spread”). The Ratings Spread will increase in the event the VRDP Shares are rated below Aa3/AA- by all of the rating agencies rating the VRDP Shares at the time such Ratings Spread is determined, up to a maximum of 3.40% in the event the VRDP Shares are either rated below Baa3/BBB- by at least one of the rating agencies then rating the VRDP Shares or not rated by any rating agency. [As of June 30, 2025, the Acquiring Fund VRDP Shares were assigned a long-term rating of [Aa2] from Moody’s and [AA] from Fitch.]

The annualized dividend rates of each Fund’s VRDP Shares for each Fund for the twelve-month period ended January 31, 2025, were as follows:

Fund	Rate
MHN	4.01%
BNY	4.03%
Acquiring Fund (MYN)	4.22%

If a special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors. There is no assurance that the VRDP Shares will be remarketed or purchased by investors after the termination of a special rate period. If the VRDP Shares are not remarketed or purchased, then a failed remarketing will occur. As described above, in the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to the maximum rate and the VRDP Shares that have not been remarketed are required to be purchased by the liquidity provider and subject to redemption by the Fund after six months of continuous, unsuccessful remarketing.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Comparison of Risks

Because of their similar investment objectives and similar investment strategies, each Fund is subject to similar investment risks. With respect to the differences in risks, those risks of MHN and BNY that are not shared with the Acquiring Fund are generally as a result of differences in the Funds’ principal investment strategies described above under “Summary—Investment Objective and Policies.”

The Combined Fund will be managed in accordance with the same investment objective and investment strategies and policies, and subject to the same risks, as the Acquiring Fund. The Funds have similar investment objectives and similar investment strategies, policies and restrictions and are subject to similar investment risks.

Each Fund utilizes leverage through the issuance of VRDP Shares and TOBs. See “The Acquiring Fund’s Investments—Investment Objective and Policies—Leverage;” “Risk Factors and Special Considerations—General Risks of Investing in the Acquiring Fund—Leverage Risk;” and “Risk Factors and Special Considerations—General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk.” Each of MHN, BNY and the Acquiring Fund currently leverage its assets through the use of VRDP Shares and TOBs. Please see “Information about the Preferred Shares of the Funds” for additional information about the preferred shares of each Fund.

In the normal course of business, each Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; pandemics, epidemics and other global health events; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments.

The Combined Fund will be managed in accordance with the same investment objective, investment strategies and investment policies, and subject to the same risks, as the Acquiring Fund. Risk is inherent in all investing. Each shareholder should take into account the Acquiring Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Acquiring Fund. You may lose part or all of your investment in the Acquiring Fund or your investment may not perform as well as other similar investments.

General Risks of Investing in the Acquiring Fund

Non-Diversified Status. The Acquiring Fund is a non-diversified fund. As defined in the 1940 Act, a non-diversified fund may invest a significant part of its investments in a smaller number of issuers than can a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Acquiring Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Acquiring Fund.

Fixed-Income Securities Risks. Fixed-income securities in which the Acquiring Fund may invest are generally subject to the following risks:

Interest Rate Risk. The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Acquiring Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve raised and maintained higher interest rates as part of its efforts to address rising inflation. In September and December 2024, the Federal Reserve lowered the federal funds rate and may announce additional rate cuts in the near future. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Acquiring Fund’s performance. There is a risk that a rise in interest rates will likely drive down prices of bonds and other fixed-income securities. The magnitude of these price reductions in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Acquiring Fund’s investments will not affect interest income derived from instruments already owned by the Acquiring Fund, but will be reflected in the Acquiring Fund’s NAV. The Acquiring Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Acquiring Fund’s management. To the extent the Acquiring Fund invests in debt securities that may be prepaid at the option of the obligor, the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Acquiring Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Acquiring Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

The Acquiring Fund’s use of leverage will tend to increase the Acquiring Fund’s interest rate risk. The Acquiring Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed-income securities held by the Acquiring Fund and decreasing the Acquiring Fund’s exposure to interest rate risk. The Acquiring Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Acquiring Fund to reduce interest rate risk will be successful or that any hedges that the Acquiring Fund may establish will perfectly correlate with movements in interest rates.

The Acquiring Fund may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. The Acquiring Fund also may invest in inverse floating rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed rate debt obligations with similar credit quality.

Issuer Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Credit Risk. Credit risk is the risk that one or more fixed-income securities in the Acquiring Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent the Acquiring Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which only invests in investment grade securities. In addition, to the extent the Acquiring Fund uses credit derivatives to sell credit protection to its counterparty, such use will expose it to additional risk of the occurrence of a credit event in respect of the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. If rating agencies lower their ratings of municipal securities in the Acquiring Fund’s portfolio, the value of those securities could decline. Because a significant source of income for the Acquiring Fund is the interest and principal payments on the municipal securities in which it invests, any default by an issuer of a municipal security could have a negative impact on the Acquiring Fund’s ability to pay dividends on shares then outstanding.

Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Acquiring Fund to reinvest in lower yielding securities, resulting in a possible decline in the Acquiring Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (i.e., “call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Acquiring Fund, prepayment risk may be enhanced.

Reinvestment Risk. Reinvestment risk is the risk that income from the Acquiring Fund’s portfolio will decline if the Acquiring Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Acquiring Fund portfolio’s current earnings rate.

Duration and Maturity Risk. The Investment Advisor may seek to adjust the portfolio’s duration or maturity based on its assessment of current and projected market conditions and all factors that the Investment Advisor deems relevant. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Specifically, duration measures the anticipated percentage change in NAV that is expected for every percentage point change in interest rates. The two have an inverse relationship. Duration can be a useful tool to estimate anticipated price changes to a fixed pool of income securities associated with changes in interest rates. For example, a duration of five years means that a 1% decrease in interest rates will increase the NAV of the portfolio by approximately 5%; if interest rates increase by 1%, the NAV will decrease by 5%. However, in a managed portfolio of fixed-income securities having differing interest or dividend rates or payment schedules, maturities, redemption provisions, call or prepayment provisions and credit qualities, actual price changes in response to changes in interest rates may differ significantly from a duration-based estimate at any given time. Actual price movements experienced by a portfolio of fixed-income securities will be affected by how interest rates move (i.e., changes in the relationship of long-term interest rates to short-term interest rates and in the relationship of interest rates for highly rated securities and rates for below investment grade securities), the magnitude of any move in interest rates, actual and anticipated prepayments of principal through call or redemption features, the extension of maturities through restructuring, the sale of securities for portfolio management purposes, the reinvestment of proceeds from prepayments on and from sales of securities, and credit quality-related considerations whether associated with financing costs to lower credit quality borrowers or otherwise, as well as other factors. Accordingly, while duration maybe a useful tool to estimate potential price movements in relation to changes in interest rates, investors are cautioned that duration alone will not predict actual changes in the net asset or market value of the Acquiring Fund’s shares and that actual price movements in the Acquiring Fund’s portfolio may differ significantly from duration-based estimates. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. Any decisions as to the targeted duration or maturity of any particular category of investments or of the Acquiring Fund’s portfolio generally will be made based on all pertinent market factors at any given time. The Acquiring Fund may incur costs in seeking to adjust the portfolio’s average duration or maturity. There can be no assurances that the Investment Advisor’s assessment of current and projected market conditions will be correct or that any strategy to adjust the portfolio’s duration or maturity will be successful at any given time.

Municipal Securities Risks. Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

•	General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

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Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

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Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

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Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Acquiring Fund may lose money.

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Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

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Tax-exempt Status Risk — The Acquiring Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of certain derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Acquiring Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Acquiring Fund and its shareholders to substantial tax liabilities.

Municipal Securities Market Risk. Economic exposure to the municipal securities market involves certain risks. The Acquiring Fund’s economic exposure to municipal securities includes municipal securities in the Acquiring Fund’s portfolio and municipal securities to which the Acquiring Fund is exposed through the ownership of residual interest municipal tender option bonds (“TOB Residuals”). The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital. Most municipal securities will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about the municipal securities to which the Acquiring Fund is economically exposed is generally less than that for corporate equities or bonds, and the investment performance of the Acquiring Fund may therefore be more dependent on the analytical abilities of the Investment Advisor than would be a fund investing solely in stocks or taxable bonds. The secondary market for municipal securities, particularly the below investment grade securities to which the Acquiring Fund may be economically exposed, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Acquiring Fund’s ability to sell such securities at attractive prices or at prices approximating those at which the Acquiring Fund currently values them.

In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. This stress may be significantly exacerbated by the coronavirus pandemic. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not, in all circumstances, be able to collect all principal and interest to which they are entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt or may fail to generate qualifying income for purposes of the income tests applicable to registered investment companies (“RICs”).

Risk Factors and Special Considerations Relating to Municipal Securities. The risks and special considerations involved in investment in municipal securities vary with the types of instruments being acquired. Certain instruments in which the Acquiring Fund may invest may be characterized as derivative instruments. See “The Acquiring Fund’s Investments—Description of Municipal Bonds” and “The Acquiring Fund’s Investments—Investment Objective and Policies—Strategic Transactions—Financial Futures Transactions and Options.”

The value of municipal securities generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation, including legislation or litigation that changes the taxation of municipal securities or the rights of municipal security holders in the event of a bankruptcy. Municipal bankruptcies are rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to municipal security issuers could produce varying results among the states or among municipal security issuers within a state. These uncertainties could have a significant impact on the prices of the municipal securities in which the Acquiring Fund invests.

Risk Factors and Special Considerations Relating to New York Municipal Securities. The Acquiring Fund will invest significantly in municipal securities issued by or on behalf of the State of New York and The City of New York. Risks affecting issuers of New York municipal securities include, but are not limited to, the costs of provision of care for asylum seekers; the impact of COVID-19 on State revenue sources and the State’s financial condition; general economic and business conditions; the condition of the national and State economies and the collection of economically sensitive tax receipts in the amounts projected; national and international events; inflation; consumer confidence; commodity prices; supply chain disruptions; major terrorist events, hostilities or war; climate change and extreme weather events; severe epidemic or pandemic events; cybersecurity threats; federal funding laws and regulations; financial sector compensation; monetary policy affecting interest rates and the financial markets; credit rating agency actions; the impact of financial and real estate market developments on bonus income and capital gains realizations; technology industry developments and employment; the effect of household debt on consumer spending and State tax collections; the outcome of litigation and other claims affecting the State, The City of New York and other New York public bodies; Federal tax law changes; actions by the Federal government to reduce or disallow expected aid, including Federal aid authorized or appropriated by Congress, but subject to sequestration, administrative actions, or other actions that would reduce aid to the State; wage and benefit increases for State employees that exceed projected annual costs; changes in the size of the State’s workforce; the realization of the projected rate of return for pension fund assets and current assumptions with respect to wages for State employees affecting the State’s required pension fund contributions; the willingness and ability of the federal government to provide the aid expected in the State’s Financial Plan; the ability of the State to implement cost reduction initiatives, including reductions in State agency operations; the success with which the State controls expenditures; unanticipated growth in public assistance programs, including the assumed level of utilization of newly expanded benefits; and the ability of the State of New York, The City of New York and other New York public bodies to issue securities successfully in the public credit markets. For additional information on New York State and New York City specific risks, see Appendix E – Special Considerations Regarding Investments in New York Municipal Securities.

Taxability Risk. The Acquiring Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Acquiring Fund’s acquisition of the securities. In that event, the treatment of dividends previously paid or to be paid by the Acquiring Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. Alternatively, the Acquiring Fund might enter into an agreement with the IRS to pay an agreed upon amount in lieu of the IRS adjusting individual shareholders’ income tax liabilities. If the Acquiring Fund agrees to enter into such an agreement, the Acquiring Fund’s yield could be adversely affected. Further, shareholders at the time the Acquiring Fund enters into such an agreement that were not shareholders when the dividends in question were paid would bear some cost for a benefit they did not receive. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal securities for investment by the Acquiring Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Acquiring Fund.

Insurance Risk. The Acquiring Fund may purchase municipal securities that are secured by insurance or may purchase insurance for municipal securities it owns. Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. Insurance is expected to protect the Fund against losses caused by a municipal security issuer’s failure to make interest and principal payments. However, insurance does not protect the Acquiring Fund or its shareholders against losses caused by declines in a municipal security’s value. Also, the Acquiring Fund cannot be certain that any insurance company will make the payments it guarantees. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. The Acquiring Fund may lose money on its investment if the insurance company does not make payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

Below Investment Grade Securities Risk. The Acquiring Fund may invest up to 20% of its Managed Assets in securities that are rated, at the time of investment, below investment grade quality (rated Ba/BB or below by Moody’s, S&P or Fitch, or judged to be of comparable quality by the Investment Advisor), which are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. See “—Risk Associated with Recent Market Events.”

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Acquiring Fund’s NAV.

The prices of fixed-income securities generally are inversely related to interest rate changes; however, below investment grade securities historically have been somewhat less sensitive to interest rate changes than higher quality securities of comparable maturity because credit quality is also a significant factor in the valuation of lower grade securities. On the other hand, an increased rate environment results in increased borrowing costs generally, which may impair the credit quality of low-grade issuers and thus have a more significant effect on the value of some lower grade securities. In addition, the current low-rate environment has expanded the historic universe of buyers of lower grade securities as traditional investment grade oriented investors have been forced to accept more risk in order to maintain income. As rates rise, these recent entrants to the low-grade securities market may exit the market and reduce demand for lower grade securities, potentially resulting in greater price volatility.

The ratings of Moody’s, S&P, Fitch and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Advisor also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Fund invests in rated securities.

Indexed and Inverse Securities Risk. Investments in inverse floaters, residual interest TOBs and similar instruments expose the Acquiring Fund to the same risks as investments in fixed-income securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest TOBs and similar instruments will typically bear an inverse relationship to short-term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. Inverse floaters, residual interest TOBs and similar instruments will underperform the market for fixed rate securities in a rising interest rate environment. Inverse floaters may be considered to be leveraged to the extent that their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short-term interest rate). The leverage inherent in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters, residual interest TOBs and similar instruments that have fixed-income securities underlying them will expose the Acquiring Fund to the risks associated with those fixed-income securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying fixed-income securities.

U.S. Government Securities Risk. U.S. Government debt securities generally involve lower levels of credit risk than other types of fixed-income securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate.

Variable Rate Demand Obligations Risk. Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Acquiring Fund may lose money.

Leverage Risk. The Acquiring Fund currently utilizes leverage through the issuance of VRDP Shares and investments in TOB Residuals (see “Risk Factors and Special Considerations—General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk” and “The Acquiring Fund’s Investments—Investment Objective and Policies—Leverage—Tender Option Bond Transactions”). The Acquiring Fund may enter into derivative instruments, including investments in TOB Residuals, with leverage embedded in them. See “Risk Factors and Special Considerations—General Risks of Investing in the Acquiring Fund—Strategic Transactions and Derivatives Risk.” Under Rule 18f-4 under the 1940 Act, among other things, the Acquiring Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The use of leverage may cause the Acquiring Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of 1940 Act and the rules thereunder.

Certain types of leverage used by the Acquiring Fund may result in the Acquiring Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Acquiring Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for the VRDP Shares issued by the Acquiring Fund, or the governing instrument for the Acquiring Fund VRDP Shares. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Advisor does not believe that these covenants or guidelines will impede it from managing the Acquiring Fund’s portfolio in accordance with the Acquiring Fund’s investment objective and policies.

While there are any preferred shares of the Acquiring Fund outstanding, the Acquiring Fund may not declare any cash dividend or other distribution on its common shares, unless at the time of such declaration, (i) all accrued preferred shares dividends have been paid and (ii) the value of the Acquiring Fund’s total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Acquiring Fund, is at least 200% (as required by the 1940 Act) of the liquidation preference of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus any accrued and unpaid dividends thereon, whether or not earned or declared on a cumulative basis). This limitation on the Acquiring Fund’s ability to make distributions on its common shares could in certain circumstances impair the ability of the Acquiring Fund to maintain its qualification for taxation as a regulated investment company under the Code. The Acquiring Fund may, however, to the extent possible, purchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Acquiring Fund’s status as a regulated investment company under the Code.

The Acquiring Fund may invest in the securities of other investment companies. Such investment companies may also be leveraged, and will therefore be subject to the leverage risks described above.

Tender Option Bond Risk. The Acquiring Fund currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which the Acquiring Fund may invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by the Acquiring Fund. There is no assurance that the Acquiring Fund’s strategy of using TOB Residuals to leverage its assets, if employed, will be successful.

TOB Residuals represent beneficial interests in a special purpose trust formed for the purpose of holding municipal bonds contributed by one or more funds (a “TOB Trust”). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Floaters”), which are sold to third party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred municipal bonds to the TOB Trust. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement provided by a third-party bank or other financial institution (the “TOBs Liquidity Provider”) which allows holders to tender their position at par (plus accrued interest). The Acquiring Fund, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust after payment of TOB Trust expenses and interest on the TOB Floaters. As result, distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on the TOB Residuals paid to the Acquiring Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The amount of such reduction or increase is a function, in part, of the amount of TOB Floaters sold by the TOB Trust relative to the amount of the TOB Residuals that it sells. The greater the amount of TOB Floaters sold relative to the TOB Residuals, the more volatile the distributions on the TOB Residuals will be. Short-term interest rates have been at historic lows in recent years, but have begun to increase and are generally expected to continue to do so in the current market environment.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Acquiring Fund, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

If the income and gains earned on municipal securities owned by a TOB Trust that issues TOB Residuals to the Acquiring Fund are greater than the payments due on the TOB Floaters issued by the TOB Trust, the Acquiring Fund’s returns will be greater than if it had not invested in the TOB Residuals.

Although the Acquiring Fund generally would unwind a TOB transaction rather than try to sell a TOB Residual, if it did try to sell a TOB Residual, its ability to do so would depend on the liquidity of the TOB Residual. TOB Residuals have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in the TOB Trust. The market price of TOB Residuals is more volatile than the underlying municipal bonds due to leverage.

The leverage attributable to the Acquiring Fund’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of the Acquiring Fund upon the occurrence of termination events, as defined in the TOB Trust agreements, including if TOB Floaters that are tendered to the TOBs Liquidity Provider cannot be remarketed. Attempts to remarket tendered securities often failed during volatile market conditions in the past. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., the Acquiring Fund) whereas in other termination events, the TOB Floater and TOB Residual holders would be paid pro rata. If the proceeds upon liquidation of a TOB Trust, net of payment of fees, are less than the aggregate amount the TOB Residual and TOB Floater holders invested in the TOB Trust, the Fund as a TOB Residual holder will realize a loss on its investment, particularly if the TOB Floater holders are paid before the TOB Residual holders. The risk of such a loss may be greater during volatile market conditions when it may be difficult to sell the bonds held by a TOB Trust.

The Acquiring Fund may invest in a TOB Trust on either a non-recourse or recourse basis. If the Acquiring Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which the Acquiring Fund is required to reimburse the TOBs Liquidity Provider the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). As a result, if the Acquiring Fund invests in a recourse TOB Trust, the Acquiring Fund will bear the risk of loss with respect to any Liquidation Shortfall.

The Acquiring Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to the rules governing TOB Trusts may adversely impact the municipal market and the Acquiring Fund, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB market and the overall municipal market is not yet certain.

Please see “The Acquiring Fund’s Investments—Investment Objective and Policies—Leverage—Tender Option Bond Transactions” for additional information.

Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the sale of securities held by the Acquiring Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Acquiring Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Acquiring Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Acquiring Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Dollar Rolls Risk. Dollar roll transactions involve the risk that the market value of the securities the Acquiring Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Acquiring Fund sells securities becomes insolvent, the Acquiring Fund’s right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon the Investment Advisor’s ability to predict correctly interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed. These transactions may involve leverage.

Restricted and Illiquid Investments Risk: The Acquiring Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Acquiring Fund may not be able to readily dispose of such investments at prices that approximate those at which the Acquiring Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Acquiring Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Acquiring Fund’s NAV and ability to make dividend distributions. The financial markets have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. For example, Rule 144A under the Securities Act provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers, such as the Acquiring Fund. However, an insufficient number of qualified institutional buyers interested in purchasing the Rule 144A-eligible securities that the Acquiring Fund holds could affect adversely the marketability of certain Rule 144A securities, and the Acquiring Fund might be unable to dispose of such securities promptly or at reasonable prices. When registration is required to sell a security, the Acquiring Fund may be obligated to pay all or part of the registration expenses and considerable time may pass before the Acquiring Fund is permitted to sell a security under an effective registration statement. If adverse market conditions develop during this period, the Acquiring Fund might obtain a less favorable price than the price that prevailed when the Acquiring Fund decided to sell. The Acquiring Fund may be unable to sell restricted and other illiquid investments at opportune times or prices.

Strategic Transactions and Derivatives Risk. The Acquiring Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter (“OTC”) put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques (collectively, “Strategic Transactions”) for duration management and other investment and risk management purposes, including to attempt to protect against possible changes in the market value of the Acquiring Fund’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Acquiring Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain. Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Acquiring Fund also may use derivatives to add leverage to the portfolio and/or to hedge against increases in the Acquiring Fund’s costs associated with any leverage strategy that it may employ. The use of Strategic Transactions to enhance current income may be speculative.

Strategic Transactions involve risks. The risks associated with Strategic Transactions include (i) the imperfect correlation between the value of such instruments and the underlying assets, (ii) the possible default of the counterparty to the transaction, (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Acquiring Fund may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Acquiring Fund to the potential of greater losses. Furthermore, the Acquiring Fund’s ability to successfully use Strategic Transactions depends on the Investment Advisor’s ability to predict pertinent asset prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Acquiring Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Acquiring Fund can realize on an investment or may cause the Acquiring Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Acquiring Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Acquiring Fund for investment purposes.

Exchange-traded derivatives and OTC derivative transactions submitted for clearing through a central counterparty have become subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible margin requirements mandated by the SEC or the Commodity Futures Trading Commission (“CFTC”). The CFTC and federal banking regulators also have imposed margin requirements on non-cleared OTC derivatives, and the SEC’s non-cleared margin requirements for security-based swaps became effective on November 1, 2021. Applicable margin requirements may increase the overall costs for the Acquiring Fund.

Many OTC derivatives are valued on the basis of dealers’ pricing of these instruments. However, the price at which dealers value a particular derivative and the price that the same dealers would actually be willing to pay for such derivative should the Acquiring Fund wish or be forced to sell such position may be materially different. Such differences can result in an overstatement of the Acquiring Fund’s NAV and may materially adversely affect the Acquiring Fund in situations in which the Acquiring Fund is required to sell derivative instruments.

While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Acquiring Fund’s hedging transactions will be effective.

Derivatives may give rise to a form of leverage and may expose the Acquiring Fund to greater risk and increase its costs. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

Future regulatory developments may impact the Acquiring Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Acquiring Fund itself is regulated. The Investment Advisor cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Acquiring Fund to use swaps or any other financial derivatives product, and there can be no assurance that any new governmental regulation will not adversely affect the Acquiring Fund’s ability to achieve its investment objective.

U.S. Government Securities Risk. U.S. Government debt securities generally involve lower levels of credit risk than other types of fixed-income securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate.

Market and Selection Risk. Market risk is the possibility that the market values of securities and other assets owned by the Acquiring Fund will decline. There is a risk that equity and/or bond markets will go down in value, including the possibility that such markets will go down sharply and unpredictably.

Stock markets are volatile, and the price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Acquiring Fund and its investments. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Acquiring Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Acquiring Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.

The prices of fixed-income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed-income securities with longer maturities. Market risk is often greater among certain types of fixed-income securities, such as zero-coupon bonds that do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Acquiring Fund to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement, which may adversely affect the prices or yields of the securities being purchased. The greater the Acquiring Fund’s outstanding commitments for these securities, the greater the Fund’s exposure to market price fluctuations.

Selection risk is the risk that the securities that the Acquiring Fund’s management selects will underperform the equity and/or bond market, the market relevant indices or other funds with similar investment objectives and investment strategies.

Shareholder Activism Risk. Shareholder activism involving closed-end funds has recently been increasing. Shareholder activism can take many forms, including engaging in public campaigns to demand that the Acquiring Fund consider significant transactions such as a tender offer, merger or liquidation or to attempt to influence the Acquiring Fund’s corporate governance and/or management, commencing proxy contests to attempt to elect the activists’ representatives or others to the Acquiring Fund’s Board, or to seek other actions such as a termination of the Acquiring Fund’s investment advisory contract with its current investment manager or commencing litigation. If the Acquiring Fund becomes the subject of shareholder activism, then management and the Board may be required to divert significant resources and attention to respond to the activist and the Acquiring Fund may incur substantial costs defending against such activism if management and the Board determine that the activist’s demands are not in the best interest of the Acquiring Fund. Further, the Acquiring Fund’s share price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism.

Other Risks

Alternative Minimum Tax and Capital Gain Tax Risk. The Acquiring Fund expects that a portion of the interest or income it produces will be includable in alternative minimum taxable income. There is no limit on the portion of the Acquiring Fund’s assets that may be invested in municipal securities the income from which would be subject to the alternative minimum tax. Exempt interest dividends also are likely to be subject to state and local income taxes. Distributions of any capital gain or other taxable income will be taxable to shareholders.

Yield and Ratings Risk. The yields on debt obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Acquiring Fund, a rated security may cease to be rated. The Investment Advisor will consider such an event in determining whether the Acquiring Fund should continue to hold the security.

Unrated Securities Risk. Because the Acquiring Fund may purchase securities that are not rated by any rating organization, the Investment Advisor may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Acquiring Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Acquiring Fund invests in unrated securities, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

Investment Companies and ETFs Risk. The Acquiring Fund may invest in other investment companies, including exchange-traded funds (“ETFs”) or business development companies (“BDCs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies may differ from their NAV. As an investor in investment companies, including ETFs or BDCs, the Acquiring Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Investment Advisor through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies, including ETFs or BDCs (to the extent not offset by the Investment Advisor through waivers).

The securities of other investment companies, including ETFs or BDCs, in which the Acquiring Fund may invest may be leveraged. As a result, the Acquiring Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies, including ETFs or BDCs, that use leverage may expose the Acquiring Fund to higher volatility in the market value of such securities and the possibility that the Acquiring Fund’s long-term returns on such securities will be diminished.

The portfolios of ETFs are generally not actively managed and may be affected by a general decline in market segments relating to its index. An ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

Zero-Coupon Securities Risk. Zero-coupon securities are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero-coupon security is entitled to receive the par value of the security.

While interest payments are not made on zero coupon securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero-coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer-term zero-coupon bonds are more exposed to interest rate risk than shorter-term zero-coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

The Acquiring Fund accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero-coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Acquiring Fund is required to distribute income to its stockholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Acquiring Fund’s exposure to zero-coupon securities.

In addition to the above-described risks, there are certain other risks related to investing in zero-coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Acquiring Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Acquiring Fund’s portfolio.

When-Issued, Forward Commitment and Delayed Delivery Transactions Risk. The Acquiring Fund may purchase securities on a when-issued basis (including on a forward commitment or “TBA” (to be announced) basis) and may purchase or sell securities for delayed delivery. When-issued and delayed delivery transactions occur when securities are purchased or sold by the Acquiring Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed delivery basis may expose the Acquiring Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Acquiring Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Repurchase Agreements Risk. Subject to its investment objective and policies, the Acquiring Fund may invest in repurchase agreements. Repurchase agreements typically involve the acquisition by the Acquiring Fund of fixed-income securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Acquiring Fund will sell the securities back to the institution at a fixed time in the future. The Acquiring Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Acquiring Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which the Acquiring Fund seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in fixed-income securities, the Acquiring Fund follows procedures approved by the Board that are designed to minimize such risks. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Acquiring Fund generally will seek to liquidate such collateral. However, the exercise of the Acquiring Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Acquiring Fund could suffer a loss.

Swaps Risk. Swaps are a type of derivative. Swap agreements involve the risk that the party with which the Acquiring Fund has entered into the swap will default on its obligation to pay the Acquiring Fund and the risk that the Acquiring Fund will not be able to meet its obligations to pay the other party to the agreement. To seek to hedge the value of the Acquiring Fund’s portfolio, to hedge against increases in the Acquiring Fund’s cost associated with interest payments on any outstanding borrowings or to increase the Acquiring Fund’s return, the Acquiring Fund may enter into swaps, including interest rate swap, total return swap (sometimes referred to as a “contract for difference”) and/or credit default swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Acquiring Fund, which would cause the Acquiring Fund to make payments to its counterparty in the transaction that could adversely affect Acquiring Fund performance. In addition to the risks applicable to swaps generally (including counterparty risk, high volatility, liquidity risk and credit risk), credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Historically, swap transactions have been individually negotiated non-standardized transactions entered into in OTC markets and have not been subject to the same type of government regulation as exchange-traded instruments. However, since the global financial crisis, the OTC derivatives markets have become subject to comprehensive statutes and regulations. In particular, in the United States, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires that certain derivatives with U.S. persons must be executed on a regulated market and a substantial portion of OTC derivatives must be submitted for clearing to regulated clearinghouses. As a result, swap transactions entered into by the Acquiring Fund may become subject to various requirements applicable to swaps under the Dodd-Frank Act, including clearing, exchange-execution, reporting and recordkeeping requirements, which may make it more difficult and costly for the Acquiring Fund to enter into swap transactions and may also render certain strategies in which the Acquiring Fund might otherwise engage impossible or so costly that they will no longer be economical to implement. Furthermore, the number of counterparties that may be willing to enter into swap transactions with the Acquiring Fund may also be limited if the swap transactions with the Acquiring Fund are subject to the swap regulation under the Dodd-Frank Act.

Credit default and total return swap agreements may effectively add leverage to the Acquiring Fund’s portfolio because, in addition to its managed assets, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap. Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Acquiring Fund thereunder. The Acquiring Fund is not required to enter into swap transactions for hedging purposes or to enhance income or gain and may choose not to do so. In addition, the swaps market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the swaps market could adversely affect the Acquiring Fund’s ability to successfully use swaps.

Nonpayment Risk. MYN Municipal Bonds, like other debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Acquiring Fund and could result in a reduction in the value of the municipal security experiencing nonpayment and a potential decrease in the NAV of the Acquiring Fund.

Spread Risk. Wider credit spreads and decreasing market values typically represent a deterioration of a debt security’s credit soundness and a perceived greater likelihood or risk of default by the issuer.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy. As inflation increases, the real value of distributions on shares can decline.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio.

Risk Associated with Recent Market Events. Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks raised interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks have started to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets, which could negatively affect the value of debt instruments held by the Acquiring Fund and result in a negative impact on the Acquiring Fund’s performance.

Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. Government, the U.S. Government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. Government shutdown, and disagreements over, or threats not to increase, the U.S. Government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. Government debt obligations, or concerns about the U.S. Government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. For example, concerns about the U.S. Government’s credit quality may cause increased volatility in the stock and bond markets, higher interest rates, reduced prices and liquidity of U.S. Treasury securities, and/or increased costs of various kinds of debt. Moreover, although the U.S. Government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Acquiring Fund’s investments.

In recent years, some countries, including the United States, have adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with the trade agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in commodity and currency prices could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, if the U.S. dollar continues to be strong, it may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

Market Disruption and Geopolitical Risk. The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and the Middle East, international war or conflict (including the Israel-Hamas war), new and ongoing epidemics and pandemics of infectious diseases and other global health events, natural/environmental disasters, terrorist attacks in the United States and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, the Russian invasion of Ukraine, increasingly strained relations between the United States and a number of foreign countries, including historical adversaries, such as North Korea, Iran, China and Russia, and the international community generally, new and continued political unrest in various countries, such as Venezuela and Spain, the exit or potential exit of one or more countries from the EU or the EMU, and continued changes in the balance of political power among and within the branches of the U.S. Government, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, in the region are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, could have a severe adverse effect on Russia and the European region, including significant negative impacts on the Russian economy, the European economy and the markets for certain securities and commodities, such as oil and natural gas, and may likely have collateral impacts on such sectors globally as well as other sectors. How long such military action and related events will last cannot be predicted.

Trade tensions between the United States and China have led to concerns about economic stability and could have an adverse impact on global economic conditions. The United States and China have each been implementing increased tariffs on imports from the other, and the United States has also adopted certain targeted measures such as export controls or sanctions implicating Chinese companies and officials. While certain trade agreements have been agreed between the two countries, there remains much uncertainty as to whether the trade negotiations between the United States and China will be successful and how the trade war between the United States and China will progress. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the Euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. If the trade war between the United States and China continues or escalates, or if additional tariffs or trade restrictions are implemented by the United States, China or other countries in connection with a global trade war, there could be material adverse effects on the global economy, and the Acquiring Fund and its portfolio investments could be materially and adversely affected.

On January 31, 2020, the United Kingdom officially left the European Union (Brexit), subject to a transitional period that ended December 31, 2020. The United Kingdom and European Union have reached an agreement on the terms of their future trading relationship effective January 1, 2021, which principally relates to the trading of goods rather than services, including financial services. Further discussions are to be held between the United Kingdom and the European Union in relation to matters not covered by the trade agreement, such as financial services. The Acquiring Fund faces risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the United Kingdom and European Union is defined and the United Kingdom determines which European Union laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which the Acquiring Fund has exposure and any other assets that the Acquiring Fund invests in. The political, economic and legal consequences of Brexit are not yet known. In the short term, financial markets may experience heightened volatility, particularly those in the United Kingdom and Europe, but possibly worldwide. The United Kingdom and Europe may be less stable than they have been in recent years, and investments in the United Kingdom and the European Union may be difficult to value or subject to greater or more frequent volatility. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the United Kingdom continues to negotiate the terms of its future trading relationship with the European Union.

Cybersecurity incidents affecting particular companies or industries may adversely affect the economies of particular countries, regions or parts of the world in which the Acquiring Fund invests.

The occurrence of any of these above events could have a significant adverse impact on the value and risk profile of the Acquiring Fund’s portfolio. The Acquiring Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

Reference Rate Replacement Risk. The Acquiring Fund may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value.

The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has ceased publishing all LIBOR settings. In April 2023, however, the FCA announced that some USD LIBOR settings would continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. After September 30, 2024, the remaining synthetic LIBOR settings ceased to be published, and all LIBOR settings have permanently ceased. The Secured Overnight Financing Rate (“SOFR”) is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (“repo”) market and has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Acquiring Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.

Regulation and Government Intervention Risk. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Acquiring Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Acquiring Fund is regulated. Such legislation or regulation could limit or preclude the Acquiring Fund’s ability to achieve its investment objective.

In light of popular, political and judicial focus on finance related consumer protection, financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Acquiring Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

The Acquiring Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Acquiring Fund and its ability to achieve its investment objective.

1940 Act Regulations. The Acquiring Fund is a registered closed-end management investment company and as such is subject to regulations under the 1940 Act. Generally speaking, any contract or provision thereof that is made, or where performance involves a violation of the 1940 Act or any rule or regulation thereunder is unenforceable by either party unless a court finds otherwise.

Securities Lending Risk. The Acquiring Fund may lend securities to financial institutions. Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Acquiring Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Acquiring Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Acquiring Fund’s securities as agreed, the Acquiring Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Acquiring Fund. The Acquiring Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by the Acquiring Fund for securities loaned out by the Acquiring Fund will generally not be considered qualified dividend income. The securities lending agent will take the tax effects on shareholders of this difference into account in connection with the Acquiring Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will generally not be tax-exempt income.

Regulation as a “Commodity Pool.” The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Investment Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Investment Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Acquiring Fund.

Failures of Futures Commission Merchants and Clearing Organizations Risk. The Acquiring Fund is required to deposit funds to margin open positions in cleared derivative instruments (both futures and swaps) with a clearing broker registered as a “futures commission merchant” (“FCM”). The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM’s proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by an FCM from its customers are held by an FCM on a commingled basis in an omnibus account and amounts in excess of assets posted to the clearing organization may be invested by an FCM in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Acquiring Fund with any FCM as margin for futures contracts or commodity options may, in certain circumstances, be used to satisfy losses of other clients of the Acquiring Fund’s FCM. In addition, the assets of the Acquiring Fund posted as margin against both swaps and futures contracts may not be fully protected in the event of the FCM’s bankruptcy.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur that may have material adverse effects on the Acquiring Fund.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Acquiring Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). If for any taxable year the Acquiring Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Acquiring Fund’s current and accumulated earnings and profits.

The current presidential administration has called for significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Acquiring Fund cannot predict the impact, if any, of these changes to the Acquiring Fund’s business, they could adversely affect the Acquiring Fund’s business, financial condition, operating results and cash flows. Until the Acquiring Fund knows what policy changes are made and how those changes impact the Acquiring Fund’s business and the business of the Acquiring Fund’s competitors over the long term, the Acquiring Fund will not know if, overall, the Acquiring Fund will benefit from them or be negatively affected by them.

The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. Revisions in U.S. federal tax laws and interpretations of these laws could adversely affect the tax consequences of your investment.

Potential Conflicts of Interest of the Investment Advisor and Others The investment activities of the Investment Advisor and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in managing their own accounts and other accounts, may present conflicts of interest that could disadvantage the Acquiring Fund and its shareholders. The Investment Advisor and its Affiliates may engage in proprietary trading and advise accounts and other funds that have investment objectives similar to those of the Acquiring Fund and/or that engage in and compete for transactions in the same or similar types of securities, currencies and other assets as are held by the Acquiring Fund. Subject to the requirements of the 1940 Act, the Investment Advisor and its Affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither the Investment Advisor nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Acquiring Fund. As a result, an Affiliate may compete with the Acquiring Fund for appropriate investment opportunities. The results of the Acquiring Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate. It is possible that the Acquiring Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. The Investment Advisor has adopted policies and procedures designed to address potential conflicts of interest.

Defensive Investing Risk. For defensive purposes, the Acquiring Fund may allocate assets into cash or short-term fixed-income securities without limitation. In doing so, the Acquiring Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed-income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Acquiring Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash.

Decision-Making Authority Risk. Investors have no authority to make decisions or to exercise business discretion on behalf of the Acquiring Fund, except as set forth in the Acquiring Fund’s governing document. The authority for all such decisions is generally delegated to the Board, which in turn, has delegated the day-to-day management of the Acquiring Fund’s investment activities to the Investment Advisor, subject to oversight by the Board.

Management Risk. The Acquiring Fund is subject to management risk because it is an actively managed investment portfolio. The Investment Advisor and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Acquiring Fund, but there can be no guarantee that these will produce the desired results. The Acquiring Fund may be subject to a relatively high level of management risk because the Acquiring Fund may invest in derivative instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with equities and bonds.

Valuation Risk. The Acquiring Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Acquiring Fund invests are valued at prices that the Acquiring Fund is unable to obtain upon sale due to factors such as incomplete data, market instability or human error. The Investment Advisor may use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value. When market quotations are not available, the Investment Advisor may price such investments pursuant to a number of methodologies, such as computer-based analytical modeling or individual security evaluations. These methodologies generate approximations of market values, and there may be significant professional disagreement about the best methodology for a particular type of financial instrument or different methodologies that might be used under different circumstances. In the absence of an actual market transaction, reliance on such methodologies is essential, but may introduce significant variances in the ultimate valuation of the Acquiring Fund’s investments. Technological issues and/or errors by pricing services or other third-party service providers may also impact the Acquiring Fund’s ability to value its investments and the calculation of the Acquiring Fund’s NAV.

When market quotations are not readily available or are believed by the Investment Advisor to be unreliable, the Investment Advisor will fair value the Acquiring Fund’s investments in accordance with its policies and procedures. Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Acquiring Fund is the amount the Acquiring Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Fair value pricing may require determinations that are inherently subjective and inexact about the value of a security or other asset. As a result, there can be no assurance that fair value priced assets will not result in future adjustments to the prices of securities or other assets, or that fair value pricing will reflect a price that the Acquiring Fund is able to obtain upon sale, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. For example, the Acquiring Fund’s NAV could be adversely affected if the Acquiring Fund’s determinations regarding the fair value of the Acquiring Fund’s investments were materially higher than the values that the Acquiring Fund ultimately realizes upon the disposal of such investments. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.

Because of overall size, duration and maturities of positions held by the Acquiring Fund, the value at which its investments can be liquidated may differ, sometimes significantly, from the interim valuations obtained by the Acquiring Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. Securities held by the Acquiring Fund may routinely trade with bid-offer spreads that may be significant. There can be no guarantee that the Acquiring Fund’s investments could ultimately be realized at the Acquiring Fund’s valuation of such investments. In addition, the Acquiring Fund’s compliance with the asset diversification tests applicable to regulated investment companies depends on the fair market values of the Acquiring Fund’s assets, and, accordingly, a challenge to the valuations ascribed by the Acquiring Fund could affect its ability to comply with those tests or require it to pay penalty taxes in order to cure a violation thereof.

Reliance on the Investment Advisor Risk. The Acquiring Fund is dependent upon services and resources provided by the Investment Advisor, and therefore the Investment Advisor’s parent, BlackRock, Inc. The Investment Advisor is not required to devote its full time to the business of the

Acquiring Fund and there is no guarantee or requirement that any investment professional or other employee of the Investment Advisor will allocate a substantial portion of his or her time to the Acquiring Fund. The loss of one or more individuals involved with the Investment Advisor could have a material adverse effect on the performance or the continued operation of the Acquiring Fund.

Reliance on Service Providers Risk. The Acquiring Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Acquiring Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Acquiring Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Acquiring Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Acquiring Fund’s performance and returns to shareholders. The termination of the Acquiring Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Acquiring Fund and could have a material adverse effect on the Acquiring Fund’s performance and returns to shareholders.

Information Technology Systems Risk. The Acquiring Fund is dependent on the Investment Advisor for certain management services as well as back-office functions. The Investment Advisor depends on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Acquiring Fund. It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Investment Advisor’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology-related difficulty could harm the performance of the Acquiring Fund. Further, failure of the back-office functions of the Investment Advisor to process trades in a timely fashion could prejudice the investment performance of the Acquiring Fund.

Operational and Technology Risks. The Acquiring Fund and the entities with which it interacts directly or indirectly are susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Acquiring Fund and its shareholders or impair the Acquiring Fund’s operations. These entities include, but are not limited to, the Acquiring Fund’s adviser, administrator, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, and transfer agents), financial intermediaries, counterparties, market makers, authorized participants, listing exchanges, other financial market operators, and governmental authorities. Operational and technology risks for the issuers in which the Acquiring Fund invests could also result in material adverse consequences for such issuers and may cause the Acquiring Fund’s investments in such issuers to lose value. The Acquiring Fund may incur substantial costs in order to mitigate operational and technology risks.

Cybersecurity incidents can result from deliberate attacks or unintentional events against an issuer in which the Acquiring Fund invests, the Acquiring Fund or any of its service providers. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tension may increase the scale and sophistication of deliberate attacks, particularly those from nation states or from entities with nation state backing. Cybersecurity incidents may result in any of the following: financial losses; interference with the Acquiring Fund’s ability to calculate its NAV; disclosure of confidential information; impediments to trading; submission of erroneous trades by the Acquiring Fund or erroneous subscription or redemption orders; the inability of the Acquiring Fund or its service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; and other legal and compliance expenses. Furthermore, cybersecurity incidents may render records of the Acquiring Fund, including records relating to its assets and transactions, shareholder ownership of Acquiring Fund shares, and other data integral to the Acquiring Fund’s functioning, inaccessible, inaccurate or incomplete. Power outages, natural disasters, equipment malfunctions and processing errors that threaten information and technology systems relied upon by the Acquiring Fund or its service providers, as well as market events that occur at a pace that overloads these systems, may also disrupt business operations or impact critical data. In addition, the risks of increased use of AI technologies, such as machine learning, include data risk, transparency risk, and operational risk. The AI technologies, which are generally highly reliant on the collection and analysis of large amounts of data, may incorporate biased or inaccurate data, and it is not possible or practicable to incorporate all relevant data into such technologies. The output or results of any such AI technologies may therefore be incomplete, erroneous, distorted or misleading. Further, AI tools may lack transparency as to how data is utilized and how outputs are generated. AI technologies may also allow the unintended introduction of vulnerabilities into infrastructures and applications. The Acquiring Fund and its shareholders could be negatively impacted as a result of these risks associated with AI technologies. AI technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to quickly evolve, and it is impossible to anticipate the full scope of future AI capabilities or rules and the associated risks to the Acquiring Fund.

While the Acquiring Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Acquiring Fund in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Acquiring Fund and its adviser seek to reduce these risks through controls, procedures and oversight, including establishing business continuity plans and risk management systems. However, there are inherent limitations in such plans and systems, including the possibility that certain risks that may affect the Acquiring Fund have not been identified or may emerge in the future; that such plans and systems may not completely eliminate the occurrence or mitigate the effects of operational or information security disruptions or failures or of cybersecurity incidents; or that prevention and remediation efforts will not be successful or that incidents will go undetected. The Acquiring Fund cannot control the systems, information security or other cybersecurity of the issuers in which it invests or its service providers, counterparties, and other third parties whose activities affect the Acquiring Fund.

Lastly, the regulatory climate governing cybersecurity and data protection is developing quickly and may vary considerably across jurisdictions. Regulators continue to develop new rules and standards related to cybersecurity and data protection. Compliance with evolving regulations can be demanding and costly, requiring substantial resources to monitor and implement required changes.

Misconduct of Employees and of Service Providers Risk. Misconduct or misrepresentations by employees of the Investment Advisor or the Acquiring Fund’s service providers could cause significant losses to the Acquiring Fund. Employee misconduct may include binding the Acquiring Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Acquiring Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Acquiring Fund’s business prospects or future marketing activities. Despite the Investment Advisor’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Investment Advisor’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Investment Advisor will identify or prevent any such misconduct.

Portfolio Turnover Risk. The Acquiring Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Acquiring Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Anti-Takeover Provisions Risk. The Acquiring Fund’s charter and bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Acquiring Fund or convert the Acquiring Fund to open-end status or to change the composition of the Board. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Acquiring Fund.

A DESCRIPTION OF THE FUNDS

MHN and the Acquiring Fund are each incorporated as a Maryland corporation pursuant to its charter and governed by the laws of the State of Maryland. BNY is formed as a Delaware statutory trust under the laws of the State of Delaware. Each of MHN and the Acquiring Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. BNY is a diversified, closed-end management investment company registered under the 1940 Act. Each Fund’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and each Fund’s telephone number is (800) 882-0052.

BNY was formed as a Delaware statutory trust governed by the Delaware Statutory Trust Act on March 30, 2001, and commenced operations on July 27, 2001.

MHN was incorporated as a Maryland corporation governed by the laws of the State of Maryland on April 24, 1997, and commenced operations on September 19, 1997.

The Acquiring Fund was incorporated as a Maryland corporation governed by the laws of the State of Maryland on December 17, 1991, and commenced operations on March 16, 1992.

The Acquiring Fund common shares are listed on the NYSE as “MYN.” MHN’s common shares are listed on the NYSE as “MHN.” BNY’s common shares are listed on the NYSE as “BNY.”

Each of the Acquiring Fund, MHN and BNY has a July 31 fiscal year end.

Each of MHN, BNY and the Acquiring Fund has VRDP Shares outstanding. Each Fund’s VRDP Shares are not listed on a national stock exchange and have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Please see “Information about the Preferred Shares of the Funds” for additional information.

Following the Merger(s), the Acquiring Fund will be the accounting survivor.

The Board of Directors/Trustees and Officers

The Board of each Fund, currently consists of ten Board Members, eight of whom are Independent Board Members. The registered investment companies advised by the Investment Advisor or its affiliates (the “BlackRock-Advised Funds”) are organized into the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex, and the iShares Complex (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the BlackRock Fixed-Income Complex. The Board Members also oversee as board members the operations of the other open-end and closed-end registered investment companies included in the BlackRock Fixed-Income Complex.

Certain biographical and other information relating to the Board Members and officers of each Fund is set forth below, including their year of birth, their principal occupation for at least the last five years, the length of time served, the total number of investment companies overseen in the BlackRock Fund Complexes and any public directorships or trusteeships.

Please refer to the below table which identifies the Board Members and sets forth certain biographical information about the Board Members for each Fund.

Name and Year of Birth[1]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised RICs Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Board Members[2]

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) and Board Member (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	[•] RICs consisting of [•] Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

W. Carl Kester[4] 1951	Vice Chair of the Board (Since 2022) and Board Member (Since 2007)	Baker Foundation Professor and George Fisher Baker Jr. Professor of Business Administration, Emeritus, Harvard Business School since 2022; George Fisher Baker Jr. Professor of Business Administration, Harvard Business School from 2008 to 2022; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	[•] RICs consisting of [•] Portfolios	None

Cynthia L. Egan[4] 1955	Board Member (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	[•] RICs consisting of [•] Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)

Lorenzo A. Flores 1964	Board Member (Since 2021)	Chief Financial Officer, Lattice Semiconductor Corporation (LSCC) since 2025; Chief Financial Officer, Intel Foundry from 2024 to 2025; Vice Chairman, Kioxia, Inc. from 2019 to 2024; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	[•] RICs consisting of [•] Portfolios	None

Name and Year of Birth[1]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised RICs Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Stayce D. Harris 1959	Board Member (Since 2021)	Lieutenant General, Inspector General of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	[•] RICs consisting of [•] Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)

J. Phillip Holloman 1955	Board Member (Since 2021)	Interim Executive Chairman, President and Chief Executive Officer of Vestis Corporation since 2025; President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	[•] RICs consisting of [•] Portfolios	Vestis Corporation (uniforms and facilities services)

Catherine A. Lynch[4] 1961	Board Member (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	[•] RICs consisting of [•] Portfolios	PennyMac Mortgage Investment Trust

Arthur P. Steinmetz[4] 1958	Board Member (Since 2023)	Trustee of Denison University since 2020; Consultant, Posit PBC (enterprise data science) since 2020; Director, ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief Executive Officer and President of OppenheimerFunds, Inc. from 2015, 2014 and 2013, respectively to 2019); Trustee, President and Principal Executive Officer of 104 OppenheimerFunds funds from 2014 to 2019. Portfolio manager of various OppenheimerFunds fixed income mutual funds from 1986 to 2014.	[•] RICs consisting of [•] Portfolios	Trustee of 104 OppenheimerFunds funds from 2014 to 2019

Name and Year of Birth[1]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised RICs Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Board Members[5]

Robert Fairbairn 1965	Board Member (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	[•] RICs consisting of [•] Portfolios	None

John M. Perlowski[4] 1964	Board Member (Since 2015) President and Chief Executive Officer (Since 2011)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	[•] RICs consisting of [•] Portfolios	None

(1)	The address of each Board Member is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(2)	Each Independent Board Member holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the applicable Fund’s by-laws or charter, or statute, or until December 31 of the year in which he or she turns 75. Board Members who are “interested persons,” as defined in the 1940 Act (each, an “Interested Board Member”), serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the applicable Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Board Members on a case-by-case basis, as appropriate.
(3)	Date shown is the earliest date a person has served for the Funds covered by the Proxy Statement. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Board Members first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: R. Glenn Hubbard, 2004 and W. Carl Kester, 1995. Certain other Independent Board Members became members of the boards of the closed-end funds in the BlackRock Fixed-Income Complex as follows: Cynthia L. Egan, 2016 and Catherine A. Lynch, 2016.
(4)	Ms. Egan, Dr. Kester, Ms. Lynch, Mr. Steinmetz and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(5)	Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

Information Pertaining to the Officers

Certain biographical and other information relating to the officers of the Funds who are not Board Members is set forth below, including their address and year of birth, principal occupations for at least the last five years and length of time served. With the exception of the Chief Compliance Officer (“CCO”), executive officers receive no compensation from the Funds. The Acquiring Fund compensates the CCO for his services as its CCO.

Each executive officer is an “interested person” of the Funds (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Officers Who Are Not Board Members

Stephen Minar 1984	Vice President (Since 2025)	Managing Director of BlackRock, Inc. since 2023; Director of BlackRock, Inc. since 2018.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since 2019.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-Advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-Advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex from 2014 to 2023.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018.

(1)	The address of each executive officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(2)	Officers of the Funds serve at the pleasure of the Board.

The Investment Advisor

BlackRock Advisors, LLC serves as the investment adviser for each Fund and is expected to continue to serve as investment adviser for the Combined Fund. The Investment Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

MHN currently pays the Investment Advisor a monthly fee at an annual rate equal to 0.55% of the average daily value of its net assets. The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual rate equal to 0.50% of its average daily value of its net assets. For purposes of calculating these fees, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred shares (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV. BNY currently pays the Investment

Advisor a monthly fee at an annual rate equal to 0.55% of the average weekly value of its managed assets. For the purposes of calculating these fees, for BNY, “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

Each Fund and the Investment Advisor have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Investment Advisor has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets attributable to investments in any equity and fixed-income mutual funds and ETFs managed by the Investment Advisor or its affiliates and other exchange-traded products sponsored by the Investment Advisor or its affiliates, in each case that have a contractual management fee, through June 30, 2027 (the “Affiliated Mutual Fund and ETF Waiver”). In addition, pursuant to the Fee Waiver Agreement, the Investment Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees each Fund pays to the Investment Advisor indirectly through its investment in money market funds advised by the Investment Advisor or its affiliates, through June 30, 2027 (the “Affiliated Money Market Fund Waiver” and together with the Affiliated Mutual Fund and ETF Waiver, the “Affiliated Fund Waiver”). The Fee Waiver Agreement may be continued from year to year thereafter, provided that such continuance is specifically approved by the Investment Advisor and each Fund (including by a majority of each Fund’s Independent Board Members). Neither the Investment Advisor nor the Funds are obligated to extend the Fee Waiver Agreement. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by each Fund (upon the vote of a majority of the Independent Board Members or a majority of the outstanding voting securities of each Fund), upon 90 days’ written notice by each Fund to the Investment Advisor.

With respect to MHN, the Investment Advisor has voluntarily agreed to waive its investment advisory fee on the proceeds of the VRDP Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding VRDP Shares) (the “MHN Voluntary Waiver”). The MHN Voluntary Waiver may be reduced or discontinued at any time without notice.

With respect to each Fund, effective May 1, 2024, the Investment Advisor voluntarily agreed to waive a portion of its investment advisory fee attributable to each Fund’s outstanding VRDP Shares for each month in which the monthly dividend on the Fund’s VRDP Shares exceeds the calculated value of the Fund’s gross monthly income attributable to investments from the proceeds of the VRDP Shares (determined by multiplying the Fund’s gross monthly income by the ratio of (i) the liquidation preference of any outstanding VRDP Shares to (ii) total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding VRDP Shares)) (the “VRDP Voluntary Waiver”). This VRDP Voluntary Waiver may be reduced or discontinued at any time without notice. In addition, each Fund received its pro rata portion of a one-time aggregate $2 million voluntary advisory fee waiver.

If the Mergers are consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.50% of the average daily value of net assets (as defined above) of the Combined Fund. The Combined Fund will have a lower annual contractual investment management fee than each of MHN and BNY, and the same annual contractual investment management fee rate as the Acquiring Fund. Please see “Expense Table For Common Shareholders” in this Proxy Statement for additional information.

Based on a pro forma Broadridge peer expense universe for the Combined Fund, the estimated total annual fund expense ratio (excluding leverage expenses and extraordinary expenses) and the actual investment management fee rate (without giving effect to the VRDP Voluntary Waiver and/or MHN Voluntary Waiver) over total assets are each expected to be in the first quartile. Each fund in the Broadridge peer expense universe is placed in one of four quartiles for each relevant comparison, with the first quartile including funds with the lowest relative expenses and the fourth quartile including funds with the highest relative expenses.

The level of expense savings (or increases) will vary depending on the combination of the Funds in the Mergers, and furthermore, there can be no assurance that future expenses of the Combined Fund will not increase or that any expense savings for any Fund will be realized as a result of any Merger.

A discussion regarding the basis for the approval of the Investment Management Agreement by the Board of each Fund will be provided in such Fund’s Form N-CSR for such Fund’s most recent fiscal year end, which will be available at www.sec.gov or by visiting www.blackrock.com.

The Investment Advisor is located at 100 Bellevue Parkway, Wilmington, Delaware 19809 and is a majority-owned subsidiary of BlackRock. BlackRock is one of the world’s largest publicly-traded investment management firms. As of [•], 2025, BlackRock’s assets under management were approximately $[•] trillion. BlackRock has over 35 years of experience managing closed-end products and, as of June 30, 2025, advised a registered closed-end family of 49 exchange-listed active funds with approximately $43 billion in assets.

BlackRock is a global leader in investment management, risk management and advisory services for institutional and retail clients. BlackRock helps clients meet their goals and overcome challenges with a range of products that include separate accounts, mutual funds, iShares® (exchange-traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of [•], 2025, the firm had approximately [•] employees in more than 30 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.

Portfolio Management

Each Fund is managed by a team of investment professionals comprised of Walter O’Connor, CFA, Managing Director at BlackRock, Kevin Maloney, CFA, Director of BlackRock, Phillip Soccio, CFA, Director of BlackRock, Christian Romaglino, CFA, Director of BlackRock, Michael Kalinoski, CFA, Director of BlackRock, and Kristi Manidis, Director of BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of each Fund’s portfolio, which includes setting each Fund’s overall investment strategy, overseeing the management of each Fund and/or selection of its investments. Mr. O’Connor has been a member of each Fund’s portfolio management team since 2006. Mr. Romaglino has been a member of the Acquiring Fund’s portfolio management team since 2018 and a member of each of MHN’s and BNY’s portfolio management team since 2022. Messrs. Maloney, Soccio and Kalinoski and Ms. Manidis have been members of each Fund’s portfolio management team since 2023.

The biography of each portfolio manager of the Funds are set forth below:

Portfolio Manager	Biography

Walter O’Connor, CFA	Managing Director of BlackRock since 2006.

Kevin Maloney, CFA	Director of BlackRock since 2021; Vice President of BlackRock from 2018 to 2020.

Phillip Soccio, CFA	Director of BlackRock since 2009.

Christian Romaglino, CFA	Director of BlackRock since 2017; Portfolio Manager for the Municipal Mutual Fund Desk within BlackRock’s Global Fixed Income Group since 2017.

Michael Kalinoski, CFA	Director of BlackRock since 2006.

Kristi Manidis	Director of BlackRock, Inc. since 2016.

Following the Mergers, it is expected that the Combined Fund will be managed by the same team of investment professionals as currently manage the Acquiring Fund.

Portfolio Transactions with Affiliates

The Investment Advisor may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds and the Investment Advisor, if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified brokerage firms.

[None of the Funds paid brokerage commissions to affiliated broker-dealers during their three most recent fiscal years.]

Other Service Providers

The professional service providers for the Funds are or will be as follows:

Service	Service Providers to the Funds
Accounting Agent	State Street Bank and Trust Company

Custodian	State Street Bank and Trust Company

Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.

Liquidity Provider to MHN and BNY VRDP Shares	Bank of America, N.A.

Liquidity Provider to Acquiring Fund VRDP Shares	The Toronto-Dominion Bank, acting through its New York branch

Remarketing Agent to MHN and BNY VRDP Shares	BofA Securities, Inc.

Remarketing Agent to Acquiring Fund VRDP Shares	TD Securities (USA) LLC

Tender and Paying Agent to each Fund’s VRDP Shares	The Bank of New York Mellon

Independent Registered Public Accounting Firm	[•]

Fund Counsel	Willkie Farr & Gallagher LLP

Counsel to the Independent Board Members	Stradley Ronon Stevens & Young, LLP

It is not anticipated that the Mergers will result in any change in the organizations providing services to the Acquiring Fund as set forth above. As a result of the Mergers, the service providers to the Acquiring Fund are anticipated to be the service providers to the Combined Fund.

Accounting Agent

State Street Bank and Trust Company provides certain administration and accounting services to the Funds pursuant to an Administration and Fund Accounting Services Agreement (the “Administration Agreement”). Pursuant to the Administration Agreement, State Street Bank and Trust Company provides the Funds with, among other things, customary fund accounting services, including computing each Fund’s NAV and maintaining books, records and other documents relating to each Fund’s financial and portfolio transactions, and customary fund administration services, including assisting the Funds with regulatory filings, tax compliance and other oversight activities. For these and other services it provides to the Funds, State Street Bank and Trust Company is paid a monthly fee from the Funds at an annual rate ranging from 0.0075% to 0.015% of each Fund’s managed assets, along with an annual fixed fee ranging from $0 to $10,000 for the services it provides to the Funds.

Custody of Assets

The custodian of the assets of each Fund is State Street Bank and Trust Company, One Congress Street, Boston, Massachusetts 02114. The custodian is responsible for, among other things, receipt of and disbursement of funds from each Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

Transfer Agent, Dividend Disbursing Agent and Registrar

Computershare Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, serves as each Fund’s transfer agent with respect to such Fund’s common shares.

VRDP Shares Tender and Paying Agent

The Bank of New York Mellon, One Wall Street, New York, New York 10286, acts as the tender agent, transfer agent and registrar, dividend disbursing agent and paying agent and/or redemption price disbursing agent with respect to each Fund’s VRDP Shares and will serve in such capacity with respect to the VRDP Shares of the Combined Fund.

VRDP Shares Liquidity Provider

The Bank of America, N.A., New York, New York 10036 serves as the liquidity provider for the MHN and BNY VRDP Shares. The Toronto-Dominion Bank, acting through its New York branch, New York, New York 10019, serves as the liquidity provider for the Acquiring Fund VRDP Shares and will serve in such capacity with respect to the VRDP Shares of the Combined Fund.

VRDP Shares Remarketing Agent

BofA Securities, Inc., New York, New York 10036, serves as the remarketing agent for the MHN and BNY VRDP Shares. TD Securities (USA) LLC, New York, New York 10019, serves as the remarketing agent for the Acquiring Fund VRDP Shares and will serve in such capacity with respect to the VRDP Shares of the Combined Fund.

THE ACQUIRING FUND’S INVESTMENTS

Investment Objective and Policies

The Acquiring Fund’s investment objective is to provide stockholders with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Acquiring Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Acquiring Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of New York, its political subdivisions, agencies and instrumentalities and by other qualifying instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from New York State and New York City personal income taxes (previously defined as “MYN New York Municipal Bonds”). The Acquiring Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, which pay interest that is excludable from gross income for federal income tax purposes, in the opinion of bond counsel to the issuer, but is not exempt from New York State and New York City personal income taxes (previously defined as “MYN Municipal Bonds”). Unless otherwise noted, the term “MYN Municipal Bonds” also includes MYN New York Municipal Bonds. Under normal circumstances, the Acquiring Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “investment grade” securities. The Acquiring Fund’s investments in derivatives will be counted toward the Acquiring Fund’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities. In general, the Acquiring Fund does not intend for its investments to earn a large amount of interest income that is (i) includable in gross income for federal income tax purposes or (ii) not exempt from New York State and New York City personal income taxes. The Acquiring Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Acquiring Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in MYN New York Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Acquiring Fund (as defined in the 1940 Act). There can be no assurance that the Acquiring Fund’s investment objective will be realized.

The Acquiring Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Acquiring Fund to an alternative minimum tax. The percentage of the Acquiring Fund’s total assets invested in PABs will vary from time to time.

Under normal market conditions, the Acquiring Fund expects to invest primarily in a portfolio of long-term MYN Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s (currently Aaa, Aa, A and Baa), S&P (currently AAA, AA, A and BBB) or Fitch (currently AAA, AA, A and BBB) or are considered by the Investment Advisor to be of comparable quality. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P;

Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of MYN Municipal Bonds with respect to the foregoing requirements, the Investment Advisor takes into account the nature of any letters of credit or similar credit enhancement to which particular MYN Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. Insurance is expected to protect the Acquiring Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Acquiring Fund or its stockholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Investment Advisor, to other obligations in which the Acquiring Fund may invest.

The Acquiring Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Investment Advisor to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

All percentage and ratings limitations on securities in which the Acquiring Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Acquiring Fund’s initial investment in such security. In the event that the Acquiring Fund disposes of a portfolio security subsequent to its being downgraded, the Acquiring Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The average maturity of the Acquiring Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. The Acquiring Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

The NAV of the shares of common stock of a closed-end investment company, such as the Acquiring Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in NAV are likely to be greater in the case of a fund having a leveraged capital structure, such as the Acquiring Fund.

For temporary periods or to provide liquidity, the Acquiring Fund has the authority to invest as much as 20% of its total assets in tax exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Acquiring Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Investment Advisor, prevailing market or financial conditions warrant.

Taxable money market obligations will yield taxable income. The Acquiring Fund also may invest in VRDOs and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. See “Other Investment

Policies—Temporary Investments.” The Acquiring Fund’s hedging strategies, which are described in more detail under “Investment Objective and Policies—Strategic Transactions—Financial Futures Transactions and Options,” are not fundamental policies and may be modified by the Board of Directors of the Acquiring Fund without the approval of the Acquiring Fund’s stockholders. The Acquiring Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Acquiring Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Acquiring Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from New York State and New York City personal income taxes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term MYN Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in MYN Municipal Bonds, to the extent such investments are permitted by the Acquiring Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in MYN Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

The Acquiring Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Acquiring Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of MYN Municipal Bonds for investment by the Acquiring Fund.

Description of Municipal Bonds

Set forth below is a detailed description of the MYN Municipal Bonds and Temporary Investments in which the Acquiring Fund may invest. Information with respect to ratings assigned to tax-exempt obligations that the Acquiring Fund may purchase is set forth in Appendix A—“Description of Bond Ratings” in the Statement of Additional Information. Obligations are included within the term MYN Municipal Bonds if the interest paid thereon is excluded from gross income for federal income tax purposes in the opinion of bond counsel to the issuer.

MYN Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of PABs are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including among other things, airports, public ports, mass commuting facilities, multi-family housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal and other specialized facilities. Other types of PABs, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute MYN Municipal Bonds. The interest on MYN Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of MYN Municipal Bonds are “general obligation” bonds and “revenue” bonds, which latter category includes PABs and, for bonds issued on or before August 15, 1986, industrial development bonds. MYN Municipal Bonds typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. MYN Municipal Bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. MYN Municipal Bonds may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. MYN Municipal Bonds may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt.

The MYN Municipal Bonds in which the Acquiring Fund invests pay interest or income that, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax. The Investment Advisor does not conduct its own analysis of the tax status of the interest or income paid by MYN Municipal Bonds held by the Acquiring Fund, but will rely on the opinion of counsel to the issuer of each such instrument. The Acquiring Fund may also invest in MYN Municipal Bonds issued by United States Territories (such as Puerto Rico or Guam) that are exempt from regular federal income tax. In addition to the types of MYN Municipal Bonds described in this Proxy Statement, the Acquiring Fund may invest in other securities that pay interest or income that is, or make other distributions that are, exempt from regular federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Acquiring Fund treats all of such tax-exempt securities as MYN Municipal Bonds.

The yields on MYN Municipal Bonds are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of MYN Municipal Bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

The Acquiring Fund has not established any limit on the percentage of its portfolio that may be invested in PABs. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Acquiring Fund’s common shares.

General Obligation Bonds. General obligation bonds are typically secured by the issuer’s pledge of its faith, credit and taxing power for the repayment of principal and the payment of interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue or special obligation bonds are typically payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue sources such as payments from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with MYN Municipal Bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and the Acquiring Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to the Acquiring Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

PABs. The Acquiring Fund may purchase MYN Municipal Bonds classified as PABs. Interest received on certain PABs is treated as an item of “tax preference” for purposes of the federal alternative minimum tax and may impact the overall tax liability of certain investors in the Acquiring Fund. PABs, formerly referred to as industrial development bonds, are issued by, or on behalf of, states, municipalities or public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of PABs, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute MYN Municipal Bonds, although the federal tax laws may place substantial limitations on the size of such issues. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Moral Obligation Bonds. MYN Municipal Bonds may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Lease Obligations. Also included within the general category of MYN Municipal Bonds are certificates of participation (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult and the value of the property may be insufficient to pay lease obligations. Certain investments in lease obligations may be illiquid.

The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Acquiring Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the NAV of the Acquiring Fund. Issuers of municipal lease obligations might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Acquiring Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Acquiring Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Acquiring Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Acquiring Fund’s operating expenses and adversely affect the NAV of the Acquiring Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Acquiring Fund would not have the right to take possession of the assets. Any income derived from the Acquiring Fund’s ownership or operation of such assets may not be tax-exempt or may fail to generate qualifying income for purposes of the income tests applicable to RICs. In addition, the Acquiring Fund’s intention to qualify as a RIC under the Code may limit the extent to which the Acquiring Fund may exercise its rights by taking possession of such assets, because as a RIC the Acquiring Fund is subject to certain limitations on its investments and on the nature of its income.

Zero-Coupon Bonds. MYN Municipal Bonds may include zero-coupon bonds. Zero-coupon bonds are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero-coupon bond is entitled to receive the par value of the security.

While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero-coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero-coupon bonds are more exposed to interest rate risk than shorter term zero-coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

The Acquiring Fund accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero-coupon bonds may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Acquiring Fund is required to distribute income to its stockholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Acquiring Fund’s exposure to zero-coupon bonds.

In addition to the above-described risks, there are certain other risks related to investing in zero-coupon bonds. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Acquiring Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Acquiring Fund’s portfolio.

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities.

However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds (a type of municipal security established by the Mello-Roos Community Facilities Act of 1982), are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Indexed and Inverse Floating Rate Securities. The Acquiring Fund may invest in MYN Municipal Bonds (and Non-Municipal Tax-Exempt Securities) that yield a return based on a particular index of value or interest rates. For example, the Acquiring Fund may invest in MYN Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain MYN Municipal Bonds also may be based on the value of the index. To the extent the Acquiring Fund invests in these types of MYN Municipal Bonds, the Acquiring Fund’s return on such MYN Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the MYN Municipal Bonds may also be based on relative changes among particular indices. Also, the Acquiring Fund may invest in so-called “inverse floating rate bonds” or “residual interest bonds” on which the interest rates vary inversely with a short-term floating rate (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Acquiring Fund may purchase synthetically created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed rate long-term tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate tax-exempt securities. To seek to limit the volatility of these securities, the Acquiring Fund may purchase inverse floating rate bonds with shorter-term maturities or limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. See “The Acquiring Fund’s Investments—Investment Objective and Policies—Leverage—Tender Option Bond Transactions.”

When-Issued Securities, Delayed Delivery Securities and Forward Commitments. The Acquiring Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. The Acquiring Fund may also purchase or sell securities on a delayed delivery basis. The Acquiring Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Acquiring Fund at an established price with payment and delivery taking place in the future. The purchase will be recorded on the date the Acquiring Fund enters into the commitment and the value of the securities will thereafter be reflected in the Acquiring Fund’s NAV. The Acquiring Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions.

There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. A default by a counterparty may result in the Acquiring Fund missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Acquiring Fund’s purchase price. The Acquiring Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

If deemed advisable as a matter of investment strategy, the Acquiring Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Acquiring Fund on the settlement date. In these cases, the Acquiring Fund may realize a taxable capital gain or loss.

When the Acquiring Fund engages in when-issued, delayed delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Acquiring Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Acquiring Fund starting on the day the Acquiring Fund agrees to purchase the securities. The Acquiring Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Rule 18f-4 under the 1940 Act permits the Acquiring Fund to enter into when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Acquiring Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a derivatives transaction under Rule 18f-4. See “Additional Risk Factors and Special Considerations—Risk Factors in Strategic Transactions and Derivatives—Rule 18f-4 Under the Investment Company Act” in the Statement of Additional Information.

Call Rights. The Acquiring Fund may purchase a Municipal Bond issuer’s right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related MYN Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid.

Yields. Yields on MYN Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the Municipal Bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of the Acquiring Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Acquiring Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding MYN Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of MYN Municipal Bonds and the obligations of the issuer of such MYN Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

“High Yield” or “Junk” Bonds. The Acquiring Fund may invest in MYN Municipal Bonds that are rated, at the time of investment, below investment grade quality (rated Ba/BB or below by Moody’s, S&P or Fitch) or securities that are unrated but judged to be of comparable quality by the Investment Advisor. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security, generally involve a greater volatility of price than securities in higher rating categories and substantial risk of loss, and are susceptible to default or decline in market value due to adverse economic and business developments.

Leverage

The Acquiring Fund currently leverages its assets through the use of VRDP Shares and residual interest municipal TOBs. The Acquiring Fund currently does not intend to borrow money or issue debt securities. The Acquiring Fund is permitted to borrow money (including by investing in TOB Residuals) or issue debt securities in an amount up to 33 1⁄3% of its managed assets (50% of its net assets), issue preferred shares in an amount up to 50% of its managed assets (100% of its net assets) and enter into derivative instruments with leverage embedded in them in a limited manner or subject to a limit on leverage risk calculated based on value-at-risk, as required by Rule 18f-4 under the 1940 Act. Although it has no present intention to do so, the Acquiring Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Acquiring Fund’s investment objective and policies.

The use of leverage can create risks. When leverage is employed, the NAV and market price of the common shares and the yield to holders of common shares will be more volatile than if leverage were not used. Changes in the value of the Acquiring Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common shares. If there is a net decrease or increase in the value of the Acquiring Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Acquiring Fund did not utilize leverage. A reduction in the Acquiring Fund’s NAV may cause a reduction in the market price of its shares. During periods in which the Acquiring Fund is using leverage, the fee paid to the Investment Advisor for advisory services will be higher than if the Acquiring Fund did not use leverage, because the fees paid will be calculated on the basis of the Acquiring Fund’s net assets, which includes the proceeds from leverage. The Acquiring Fund’s leveraging strategy may not be successful.

Certain types of leverage the Acquiring Fund may use may result in the Acquiring Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Acquiring Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Acquiring Fund. The terms of any borrowings or rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Advisor does not believe that these covenants or guidelines will impede it from managing the Acquiring Fund’s portfolio in accordance with its investment objective and policies if the Acquiring Fund were to utilize leverage.

Under the 1940 Act, the Acquiring Fund is not permitted to issue senior securities if, immediately after the issuance of such senior securities, the Acquiring Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to senior securities representing indebtedness (i.e., for every dollar of indebtedness outstanding, the Acquiring Fund is required to have at least three dollars of assets) or less than 200% with respect to senior securities representing preferred shares (i.e., for every dollar of preferred shares outstanding, the Acquiring Fund is required to have at least two dollars of assets). The 1940 Act also provides that the Acquiring Fund may not declare distributions or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Acquiring Fund.

Effects of Leverage

Assuming that leverage will represent approximately 38.5% of the Combined Fund’s Managed Assets and that the Combined Fund will bear expenses relating to that leverage at an average annual rate of 3.99%, the income generated by the Combined Fund’s portfolio (net of estimated expenses) must exceed 1.54% in order to cover the expenses specifically related to the Combined Fund’s estimated use of leverage. Of course, these numbers are merely estimates used for illustration. Actual leverage expenses will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Combined Fund’s portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Combined Fund. The table further reflects the use of leverage representing 38.5% of the Combined Fund’s Managed Assets and the Combined Fund’s currently projected annual leverage expense of 3.99%.

Assumed Portfolio Total Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share Total Return	(18.80)%	(10.6)%	(2.50)%	5.60%	13.80%

Common share total return is composed of two elements: the common share dividends paid by the Combined Fund (the amount of which is largely determined by the net investment income of the Combined Fund) and gains or losses on the value of the securities the Combined Fund owns. As required by SEC rules, the table assumes that the Combined Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, a total return of 0% assumes that the tax-exempt interest the Combined Fund receives on its municipal bond investments is entirely offset by losses in the value of those securities.

Preferred Shares. The Acquiring Fund has leveraged its portfolio by issuing VRDP Shares. Under the 1940 Act, the Acquiring Fund is not permitted to issue preferred shares if, immediately after such issuance, the liquidation value of the Acquiring Fund’s outstanding preferred shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of the Acquiring Fund’s assets must be at least 200% of the liquidation value of its outstanding preferred shares). In addition, the Acquiring Fund would not be permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Acquiring Fund’s assets less liabilities other than borrowings is at least 200% of such liquidation value. Please see “Information About the Preferred Shares of the Funds” for a description of the Acquiring Fund’s VRDP Shares.

The Acquiring Fund expects that preferred shares, if issued, will pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by a fixed spread or remarketing process, subject to a maximum rate which would increase over time in the event of an extended period of unsuccessful remarketing. The adjustment period for preferred share dividends could be as short as one day or as long as a year or more. Preferred shares, if issued, could include a liquidity feature that allows holders of preferred shares to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing. The Acquiring Fund expects that it would pay a fee to the provider of this liquidity feature, which would be borne by common shareholders of the Acquiring Fund. The terms of such liquidity feature could require the Acquiring Fund to redeem preferred shares still owned by the liquidity provider following a certain period of continuous, unsuccessful remarketing, which may adversely impact the Acquiring Fund.

If preferred shares are issued, the Acquiring Fund may, to the extent possible, purchase or redeem preferred shares from time to time to the extent necessary in order to maintain asset coverage of any preferred shares of at least 200%. In addition, as a condition to obtaining ratings on the preferred shares, the terms of any preferred shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred shares in the event of non-compliance by the Acquiring Fund and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Acquiring Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Acquiring Fund. Prohibitions on dividends and other distributions on the common shares could impair the Acquiring Fund’s ability to qualify as a RIC under the Code. If the Acquiring Fund has preferred shares outstanding, two of the Directors will be elected by the holders of preferred shares voting separately as a class. The remaining Directors will be elected by holders of common shares and preferred shares voting together as a single class. In the event the Acquiring Fund failed to pay dividends on preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the Directors.

If the Acquiring Fund issues preferred shares, the Acquiring Fund expects that it will be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Acquiring Fund. These guidelines are expected to impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Acquiring Fund by the 1940 Act. It is not anticipated that these covenants or guidelines would impede the Investment Advisor from managing the Acquiring Fund’s portfolio in accordance with the Acquiring Fund’s investment objective and policies.

Tender Option Bond Transactions. The Acquiring Fund currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which the Acquiring Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by the Acquiring Fund. Although volatile, TOB Residuals typically offer the potential for yields exceeding the yields available on fixed rate municipal bonds with comparable credit quality.

TOB Residuals represent beneficial interests in a TOB Trust formed for the purpose of holding municipal bonds contributed by one or more funds. A TOB Trust typically issues two classes of beneficial interests: TOB Floaters (defined above), which are sold to third-party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred municipal bonds to the TOB Trust. The Acquiring Fund may invest in both TOB Floaters and TOB Residuals. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement provided by a TOBs Liquidity Provider which allows holders to tender their position at par (plus accrued interest). The Acquiring Fund, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust after payment of TOB Trust expenses and interest on the TOB Floaters. The Acquiring Fund contributes municipal bonds to the TOB Trust and is paid the cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction costs, and typically will invest the cash to purchase additional municipal bonds or other investments permitted by its investment policies. If the Acquiring Fund ever purchases all or a portion of the TOB Floaters sold by the TOB Trust, it may surrender those TOB Floaters together with a proportionate amount of TOB Residuals to the TOB Trust in exchange for a proportionate amount of the municipal bonds owned by the TOB Trust.

The BlackRock-Advised Funds may contribute municipal bonds to a TOB Trust into which the Acquiring Fund has contributed municipal bonds. If multiple BlackRock-Advised Funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds ratably in proportion to their participation in the TOB Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Acquiring Fund, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The TOB Residuals held by the Acquiring Fund generally provide the Acquiring Fund with the right to cause the holders of a proportional share of the TOB Floaters to tender their notes to the TOB Trust at par plus accrued interest. Thereafter, the Acquiring Fund may withdraw a corresponding share of the municipal bonds from the TOB Trust. As a result, a tender option bond transaction, in effect, creates exposure for the Acquiring Fund to the entire return of the municipal bonds in the TOB Trust, with a net cash investment by the Acquiring Fund that is less than the value of the municipal bonds in the TOB Trust. This multiplies the positive or negative impact of the municipal bonds’ return within the Acquiring Fund (thereby creating leverage). The leverage within a TOB Trust depends on the value of the municipal bonds deposited in the TOB Trust relative to the value of the TOB Floaters it issues.

The Acquiring Fund may invest in highly leveraged TOB Residuals. A TOB Residual generally is considered highly leveraged if the principal amount of the TOB Floaters issued by the related TOB Trust exceeds 75% of the principal amount of the municipal bonds owned by the TOB Trust.

The leverage attributable to the Acquiring Fund’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of the Acquiring Fund upon the occurrence of termination events, as defined in the TOB Trust agreements, including if TOB Floaters that are tendered to the TOBs Liquidity Provider cannot be remarketed. Attempts to remarket tendered securities often failed during volatile market conditions in the past. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., the Acquiring Fund) whereas in other termination events, the TOB Floater and TOB Residual holders would be paid pro rata. If the proceeds upon liquidation of a TOB Trust, net of payment of fees, are less than the aggregate amount the TOB Residual and TOB Floater holders invested in the TOB Trust, the Acquiring Fund as a TOB Residual holder will realize a loss on its investment, particularly if the TOB Floater holders are paid before the TOB Residual holders. The risk of such a loss may be greater during volatile market conditions when it may be difficult to sell the bonds held by a TOB Trust.

TOB Trusts are typically supported by a liquidity facility provided by a TOBs Liquidity Provider that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a termination event). The tendered TOB Floaters are remarketed by a remarketing agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the TOBs Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the TOBs Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The Acquiring Fund may invest in a TOB Trust on either a non-recourse or recourse basis. When the Acquiring Fund invests in TOB Trusts on a non-recourse basis, and the TOBs Liquidity Provider is required to make a payment under the liquidity facility, the TOBs Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the Liquidation Shortfall. If the Acquiring Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which the Acquiring Fund is required to reimburse the TOBs Liquidity Provider the amount of any Liquidation Shortfall. As a result, if the Acquiring Fund invests in a recourse TOB Trust, the Acquiring Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple BlackRock-Advised Funds participate in any such TOB Trust, these losses will be shared ratably, in proportion to their participation in the TOB Trust.

Under accounting rules, MYN Municipal Bonds of the Acquiring Fund that are deposited into a TOB Trust are investments of the Acquiring Fund and are presented on the Acquiring Fund’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Trust are presented as liabilities in the Acquiring Fund’s Statement of Assets and Liabilities. Interest income from the underlying MYN Municipal Bonds is recorded by the Acquiring Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration, trustee and other services to a TOB Trust are reported as expenses of the Acquiring Fund. In addition, under accounting rules, loans made to a TOB Trust sponsored by the Acquiring Fund may be presented as loans of the Acquiring Fund in the Acquiring Fund’s financial statements even if there is no recourse to the Acquiring Fund’s assets.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal bonds with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option. Since the tender option feature has a shorter term than the final maturity or first call date of the underlying municipal bonds deposited in the TOB Trust, the holder of the TOB Floaters relies upon the terms of the agreement with the financial institution furnishing the liquidity facility as well as the credit strength of that institution. The perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOB Trusts increases the risk associated with TOB Floaters. This in turn may reduce the desirability of TOB Floaters as investments, which could impair the viability or availability of TOB Trusts.

Rule 18f-4 under the 1940 Act permits the Acquiring Fund to enter into TOB Trust transactions, reverse repurchase agreements and similar financing transactions (e.g., borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Acquiring Fund either (i) complies with the 300% asset coverage ratio applicable to senior securities representing indebtedness with respect to such transactions and any other borrowings in the aggregate, or (ii) treats such transactions as derivatives transactions under Rule 18f-4. See “Additional Risk Factors and Special Considerations—Risk Factors in Strategic Transactions and Derivatives—Rule 18f-4 Under the Investment Company Act” in the Statement of Additional Information.

Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit the Acquiring Fund’s ability to enter into or manage TOB Trust transactions.

See “Risk Factors and Special Considerations—General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk” for a description of the risks involved with a TOB issuer.

Credit Facility. The Acquiring Fund may leverage its portfolio by entering into one or more credit facilities. If the Acquiring Fund enters into a credit facility, the Acquiring Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Acquiring Fund would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, the Acquiring Fund expects that any credit facility would contain covenants that, among other things, likely would limit the Acquiring Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Acquiring Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Acquiring Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Acquiring Fund will enter into an agreement for a credit facility, or one on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, a credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms, by the issuance of preferred shares or debt securities or by the use of other forms of leverage.

Reverse Repurchase Agreements. The Acquiring Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Acquiring Fund with an agreement by the Acquiring Fund to repurchase the securities at an agreed upon price, date and interest payment. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Acquiring Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Acquiring Fund in connection with the reverse repurchase agreement may decline in price.

In accordance with Rule 18f-4 under the 1940 Act, when the Acquiring Fund engages in reverse repurchase agreements and similar financing transactions, the Acquiring Fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. See “Additional Risk Factors and Special Considerations—Risk Factors in Strategic Transactions and Derivatives—Rule 18f-4 Under the Investment Company Act” in the Statement of Additional Information. See “Risk Factors and Special Considerations—General Risks of Investing in the Acquiring Fund—Strategic Transactions and Derivatives Risk.”

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Acquiring Fund’s obligation to repurchase the securities and the Acquiring Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Acquiring Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

The Acquiring Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Acquiring Fund’s repurchase of the underlying security.

Dollar Roll Transactions. The Acquiring Fund may enter into “dollar roll” transactions. In a dollar roll transaction, the Acquiring Fund sells a mortgage related or other security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll transaction can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Acquiring Fund pledges a mortgage related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Acquiring Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Acquiring Fund, but rather only securities which are “substantially identical,” which generally means that the securities repurchased will bear the same interest rate and a similar maturity as those sold, but the pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

During the period between the sale and repurchase, the Acquiring Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Acquiring Fund and the income from these investments will generate income for the Acquiring Fund. If such income does not exceed the income, capital appreciation and gain that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Acquiring Fund compared with what the performance would have been without the use of dollar rolls.

Dollar roll transactions involve the risk that the market value of the securities the Acquiring Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Acquiring Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investment manager’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Rule 18f-4 under the 1940 Act permits the Acquiring Fund to enter into when-issued or forward-settling securities (e.g., dollar rolls and firm and standby commitments, including TBA commitments) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the transaction meets the Delayed-Settlement Securities Provision (as defined above under “The Acquiring Fund’s Investments—Investment Objective and Policies—When-Issued Securities, Delayed Delivery Securities and Forward Commitment”). If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a derivatives transaction under Rule 18f-4. See “Additional Risk Factors and Special Considerations—Risk Factors in Strategic Transactions and Derivatives—Rule 18f-4 Under the Investment Company Act” in the Statement of Additional Information.

Derivatives. The Acquiring Fund may enter into derivative transactions that have leverage embedded in them. Derivative transactions that the Acquiring Fund may enter into and the risks associated with them are described elsewhere in this Proxy Statement and are also referred to as “Strategic Transactions.” The Acquiring Fund cannot assure you that investments in derivative transactions that have leverage embedded in them will result in a higher return on its common shares.

Under Rule 18f-4 under the 1940 Act, among other things, the Acquiring Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. See “Additional Risk Factors and Special Considerations—Risk Factors in Strategic Transactions and Derivatives—Rule 18f-4 Under the Investment Company Act” in the Statement of Additional Information.

Temporary Borrowings. The Acquiring Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Acquiring Fund securities.

Strategic Transactions

The Acquiring Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques (previously defined as, “Strategic Transactions”). These Strategic Transactions may be used for duration management and other risk management purposes, subject to the Acquiring Fund’s investment restrictions. While the Acquiring Fund’s use of Strategic Transactions is intended to reduce the volatility of the NAV of the Acquiring Fund’s common shares, the NAV of the Acquiring Fund’s common shares will fluctuate. No assurance can be given that the Acquiring Fund’s Strategic Transactions will be effective.

There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The ability of the Acquiring Fund to use Strategic Transactions successfully will depend on the Investment Advisor’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Strategic Transactions subject the Acquiring Fund to the risk that, if the Investment Advisor incorrectly forecasts market values, interest rates or other applicable factors, the Acquiring Fund’s performance could suffer. Certain of these Strategic Transactions, such as investments in inverse floating rate securities and credit default swaps, may provide investment leverage to the Acquiring Fund’s portfolio. The Acquiring Fund is not required to use derivatives or other portfolio strategies to seek to hedge its portfolio and may choose not to do so.

The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Acquiring Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Acquiring Fund can realize on an investment or may cause the Acquiring Fund to hold a security that it might otherwise sell. Furthermore, the Acquiring Fund may only engage in Strategic Transactions from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur.

The Fund’s investment objective and the requirements of Subchapter M of the Code for qualification as a RIC may restrict or affect the ability of the Acquiring Fund to engage in Strategic Transactions. In addition, the use of certain Strategic Transactions may give rise to taxable income and have certain other consequences, such as subjecting a portion of the Acquiring Fund’s dividends to regular federal income tax. However, under normal circumstances, the Acquiring Fund does not intend to use Strategic Transactions that give rise to taxable income.

Put and Call Options on Securities and Indices. The Acquiring Fund may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Acquiring Fund may also purchase and sell options on bond indices (“index options”). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Acquiring Fund’s holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Acquiring Fund against an increase in the price of a security that it intended to purchase in the future.

Writing Covered Call Options. The Acquiring Fund is authorized to write (i.e., sell) covered call options with respect to MYN Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Acquiring Fund at the stated exercise price until the option expires. The Acquiring Fund writes only covered call options, which means that so long as the Acquiring Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option.

The Acquiring Fund receives a premium from writing a call option, which increases the Acquiring Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Acquiring Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Acquiring Fund’s obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. The Acquiring Fund may engage in closing transactions in order to terminate outstanding options that it has written.

Additional Information About Options. The Acquiring Fund’s ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the Office of the Comptroller of the Currency (“OCC”) to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Acquiring Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Acquiring Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Acquiring Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. OTC options and assets used to cover OTC options written by the Acquiring Fund are considered by the staff of the SEC to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

The Acquiring Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets. The Acquiring Fund will only enter into OTC options with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Financial Futures Transactions and Options. The Acquiring Fund is authorized to purchase and sell certain exchange traded financial futures contracts (“financial futures contracts”) in order to hedge its investments against declines in value, and to hedge against increases in the cost of securities it intends to purchase or to seek to enhance the Acquiring Fund’s return. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Acquiring Fund’s investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Acquiring Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

Distributions, if any, of net long-term capital gains from certain transactions in futures or options are taxable at long-term capital gains rates for U.S. federal income tax purposes.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation (i.e., by entering into an offsetting transaction). Futures contracts have been designed by boards of trade which have been designated “contracts markets” by the CFTC.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

The Acquiring Fund may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association (“GNMA”) Certificates and three-month U.S. Treasury bills. The Acquiring Fund may purchase and write call and put options on futures contracts on U.S. Government securities and purchase and sell municipal security index futures contracts in connection with its hedging strategies.

The Acquiring Fund also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if the Investment Advisor should determine that there is normally a sufficient correlation between the prices of such futures contracts and MYN Municipal Bonds in which the Acquiring Fund invests to make such hedging appropriate.

Futures Strategies. The Acquiring Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling investments and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Acquiring Fund’s portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments. As such values decline, the value of the Acquiring Fund’s positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Acquiring Fund’s investments that are being hedged. While the Acquiring Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are typically lower than transaction costs incurred in the purchase and sale of the Acquiring Fund’s investments being hedged. In addition, the ability of the Acquiring Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the instruments available to the Acquiring Fund. Employing futures as a hedge also may permit the Acquiring Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

When the Acquiring Fund intends to purchase a security, the Acquiring Fund may purchase futures contracts as a hedge against any increase in the cost of such security resulting from a decrease in interest rates or otherwise, that may occur before such purchase can be effected. Subject to the degree of correlation between such securities and futures contracts, subsequent increases in the cost of such securities should be reflected in the value of the futures held by the Acquiring Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

Call Options on Futures Contracts. The Acquiring Fund may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. Like the purchase of a futures contract, the Acquiring Fund may purchase a call option on a futures contract to hedge against a market advance when the Acquiring Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Acquiring Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Acquiring Fund’s portfolio holdings.

Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Acquiring Fund may purchase a put option on a futures contract to hedge the Acquiring Fund’s portfolio against the risk of rising interest rates.

The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Acquiring Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Acquiring Fund intends to purchase.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC Derivatives, or (ii) markets itself as providing investment exposure to such instruments. To the extent the Acquiring Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Investment Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA. The Investment Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Acquiring Fund.

Interest Rate Swap Transactions. In order to seek to hedge the value of the Acquiring Fund against interest rate fluctuations, to hedge against increases in the Acquiring Fund’s costs associated with the dividend payments on any preferred shares, including the VRDP Shares, or to seek to increase the Acquiring Fund’s return, the Acquiring Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Securities Industry and Financial Markets Association Municipal Swap Index swaps (“SIFMA Swaps”). To the extent that the Acquiring Fund enters into these transactions, the Acquiring Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Acquiring Fund anticipates purchasing at a later date. The Acquiring Fund may enter into these transactions primarily as a hedge or for duration or risk management rather than as a speculative investment. However, the Acquiring Fund also may invest in MMD Swaps and SIFMA Swaps to seek to enhance return or gain or to increase the Acquiring Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates).

The Acquiring Fund may purchase and sell SIFMA Swaps in the SIFMA swap market. In a SIFMA Swap, the Acquiring Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the SIFMA Municipal Swap Index). Because the underlying index is a tax-exempt index, SIFMA Swaps may reduce cross-market risks incurred by the Acquiring Fund and increase the Acquiring Fund’s ability to hedge effectively. SIFMA Swaps are typically quoted for the entire yield curve, beginning with a seven-day floating rate index out to 30 years. The duration of a SIFMA Swap is approximately equal to the duration of a fixed-rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

The Acquiring Fund may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits the Acquiring Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, the Acquiring Fund can create a synthetic long or short position, allowing the Acquiring Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between the Acquiring Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Acquiring Fund buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Acquiring Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Acquiring Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in SIFMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by the Acquiring Fund, which would cause the Acquiring Fund to make payments to its counterparty in the transaction that could adversely affect the Acquiring Fund’s performance.

If there is a default by the other party to an uncleared interest rate swap transaction, generally the Acquiring Fund will have contractual remedies pursuant to the agreements related to the transaction. With respect to interest rate swap transactions cleared through a central clearing counterparty, a clearing organization will be substituted for the counterparty and will guarantee the parties’ performance under the swap agreement. However, there can be no assurances that the clearing organization will satisfy its obligation to the Acquiring Fund or that the Acquiring Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Acquiring Fund’s clearing broker. Certain U.S. federal income tax requirements may limit the Acquiring Fund’s ability to engage in interest rate swaps. Distributions attributable to transactions in interest rate swaps generally will be taxable as ordinary income to stockholders.

Counterparty Credit Standards. To the extent that the Acquiring Fund engages in principal transactions, including, but not limited to, OTC options, forward currency transactions, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed-income securities, it must rely on the creditworthiness of its counterparties under such transactions. In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions, including certain swap contracts. In the event of the insolvency of a counterparty, the Acquiring Fund may not be able to recover its assets, in full or at all, during the insolvency process. Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. Similarly, the Acquiring Fund will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which it deals. The Investment Advisor will seek to minimize the Acquiring Fund’s exposure to counterparty risk by entering into such transactions with counterparties the Investment Advisor believes to be creditworthy at the time it enters into the transaction. Certain option transactions and Strategic Transactions may require the Acquiring Fund to provide collateral to secure its performance obligations under a contract, which would also entail counterparty credit risk.

Other Investment Policies

The Acquiring Fund has adopted certain other policies as set forth below.

Temporary Investments. The Acquiring Fund may invest in short-term tax-exempt and taxable securities subject to the limitations set forth above. The tax-exempt money market securities may include municipal notes, municipal commercial paper, MYN Municipal Bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes generally issued to finance short-term credit needs. The taxable money market securities in which the Acquiring Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Acquiring Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

Short-term taxable fixed-income investments include, without limitation, the following:

(1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Acquiring Fund may not be fully insured by the FDIC.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Acquiring Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Acquiring Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Acquiring

Fund to invest temporarily available cash. The Acquiring Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Acquiring Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Acquiring Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Acquiring Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Acquiring Fund could incur a loss of both principal and interest. The Investment Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Acquiring Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Acquiring Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Acquiring Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Acquiring Fund at any time. The Investment Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Acquiring Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

If the Acquiring Fund invests in short-term taxable fixed-income investments, a portion of your dividends would be subject to regular federal income tax.

Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed-income securities include, without limitation, the following:

(1) Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

(2) Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

(3) Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

(4) Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

(5) Bank Notes are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

(6) Tax-Exempt Commercial Paper (“municipal paper”) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and the Acquiring Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Credit Default Swap Agreements. The Acquiring Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Acquiring Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount (the difference between the market value of the reference obligation and its par value), if the swap is cash settled. The Acquiring Fund may be either the buyer or seller in the transaction. If the Acquiring Fund is a buyer and no credit event occurs, the Acquiring Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Acquiring Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six (6) months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As the seller, the Acquiring Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Acquiring Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Acquiring Fund will enter into credit default swap agreements only with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

VRDOs and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven (7) days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the SIFMA Municipal Swap Index or some other appropriate interest rate adjustment index. The Acquiring Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy its short-term maturity and quality standards.

Participating VRDOs provide the Acquiring Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days’ notice, not to exceed seven (7) days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Acquiring Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. The Acquiring Fund has been advised by its counsel that the Acquiring Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations as long as the Acquiring Fund does not invest more than 20% of its total assets in such investments and certain other conditions are met. It is contemplated that the Acquiring Fund will not invest more than 20% of its assets in Participating VRDOs.

The Temporary Investments, VRDOs and Participating VRDOs in which the Acquiring Fund may invest will be in the following rating categories at the time of purchase: MIG 1/VMIG 1 through MIG 3/VMIG 3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F1 through F3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Investment Advisor. In addition, the Acquiring Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Investment Advisor, market conditions warrant.

Repurchase Agreements. The Acquiring Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer or an affiliate thereof, in U.S. Government securities. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Acquiring Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The risk to the Acquiring Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Acquiring Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Acquiring Fund may be delayed or limited. The Investment Advisor will monitor the value of the collateral at the time the transaction is entered into and throughout the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Investment Advisor will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements will not be considered tax-exempt interest. The treatment of purchase and sales contracts is less certain.

Investment Restrictions

Each Fund has adopted certain investment restrictions that are “fundamental,” meaning such investment restrictions cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act. As defined in the 1940 Act, this phrase means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities, whichever is less. Each Fund has also adopted certain non-fundamental investment restrictions. The investment restrictions of the Funds are similar, although there are some differences, and are set forth in Appendix B to this Proxy Statement.

Each of the Acquiring Fund and MHN is classified as non-diversified within the meaning of the 1940 Act, which means that such Fund is not limited by the 1940 Act in the proportion of its total assets that it may invest in securities of a single issuer. To the extent that a Fund assumes large positions in the securities of a small number of issuers, its yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

BNY is currently classified as a diversified fund under the 1940 Act. This means that such Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, BNY can invest more than 5% of its assets in one issuer. Under the 1940 Act, BNY cannot change its classification from diversified to non-diversified without shareholder approval (including class approval by preferred shareholders, if any).

Each Fund’s VRDP Shares are assigned long-term ratings by Moody’s and Fitch. In order to maintain the required ratings, each Fund is required to comply with certain investment quality,

diversification and other guidelines established by Moody’s and Fitch. Such guidelines may be more restrictive than the restrictions set forth above. Each Fund does not anticipate that such guidelines would have a material adverse effect on its ability to achieve its investment objective. Moody’s and Fitch receive fees in connection with their ratings issuances. Each Fund is also subject to certain covenants and requirements under the terms of the VRDP Shares and related documents, including the terms of the liquidity facility supporting the VRDP Shares. Such requirements may be more restrictive than the restrictions set forth above. Each Fund does not anticipate that such requirements would have a material adverse effect on its ability to achieve its investment objective. Please see “Information about the Preferred Shares of the Funds” for additional information.

THE TARGET FUNDS’ INVESTMENT OBJECTIVES AND POLICIES

MHN’s Investment Objective and Policies

MHN’s investment objective is to provide shareholders with current income exempt from federal income tax and New York State and New York City personal income taxes. MHN seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New York State and New York City personal income taxes (“MHN New York Municipal Bonds”), except at times when the Investment Advisor considers that MHN New York Municipal Bonds of sufficient quantity and quality are unavailable at suitable prices. For the purposes of the foregoing policy, “assets” are MHN’s net assets, plus the amount of any borrowings for investment purposes. To the extent that the Investment Advisor considers that suitable MHN New York Municipal Bonds are not available for investment, MHN may purchase municipal obligations exempt from federal income taxes but not New York personal income taxes (“MHN Municipal Bonds”).

Under normal circumstances, MHN will invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in “investment grade” securities. MHN’s investments in derivatives will be counted toward the foregoing 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities. At all times, at least 65% of MHN’s total assets will be invested in MHN New York Municipal Bonds and at least 80% of MHN’s total assets will be invested in MHN New York Municipal Bonds and MHN Municipal Bonds, except during interim periods pending investment of the net proceeds of public offerings of its securities and during temporary defensive periods. Under normal circumstances, at least 80% of the MHN’s assets will be invested in municipal obligations with remaining maturities of one year or more. There can be no assurance that MHN’s investment objective will be realized. MHN’s investment objective and its policy of investing at least 80% of its assets in MHN New York Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of MHN (as defined in the 1940 Act.

MHN may invest in certain tax-exempt securities classified as PABs (in general, bonds that benefit non-governmental entities) that may subject certain investors in MHN to an alternative minimum tax. The percentage of MHN’s total assets invested in PABs will vary from time to time.

The investment grade MHN Municipal Bonds in which MHN will primarily invest are those MHN Municipal Bonds that are rated at the date of purchase in the four highest rating categories of S&P, Moody’s, or Fitch or, if unrated, are considered to be of comparable quality by the Investment Advisor. In the case of long-term debt, the investment grade rating categories are AAA through BBB for S&P and Fitch and Aaa through Baa for Moody’s. In the case of short-term notes, the investment grade rating categories are SP-1 + through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1 + through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s; and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of MHN New York Municipal Bonds and MHN Municipal Bonds with respect to the foregoing requirements, the Investment Advisor takes into account the nature of any letters of credit or similar credit enhancement to which particular MHN New York Municipal Bonds and MHN Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. All percentage and ratings limitations on securities in which MHN may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded MHN’s initial investment in such security. In the event that MHN disposes of a portfolio security subsequent to its being downgraded, MHN may experience a greater risk of loss than if such security had been sold prior to such downgrade.

MHN may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Investment Advisor to be of comparable quality, at the time of purchase, subject to MHN’s other investment policies. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities are sometimes referred to as “high yield” or “junk” bonds.

MHN intends to invest primarily in long-term MHN Municipal Bonds with maturities of more than ten years. However, MHN also may invest in intermediate term MHN Municipal Bonds with maturities of between three years and ten years. MHN also may invest from time to time in short-term MHN Municipal Bonds with maturities of less than three years. The average maturity of MHN’s portfolio securities will vary based upon the Investment Advisor’s assessment of economic and market conditions.

MHN may invest in short-term, tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Such short-term securities or cash will not exceed 20% of its total assets except during interim periods pending investment of the net proceeds of public offerings of MHN’s securities or in anticipation of the repurchase or redemption of MHN’s securities and temporary periods when, in the opinion of the Investment Advisor, prevailing market or financial conditions warrant. MHN also may invest in VRDOs and VRDOs in the form of Participating VRDOs in variable rate tax-exempt obligations held by a financial institution. MHN’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of MHN without the approval of MHN’s shareholders. MHN is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

MHN may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if MHN nevertheless believes such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from New York State and New York City personal income taxes (“MHN Non-Municipal Tax-Exempt Securities”). MHN Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term MHN Municipal Bonds. MHN Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in MHN New York Municipal Bonds and MHN Municipal Bonds, to the extent such investments are permitted by MHN’s investment restrictions and applicable law, including the 1940 Act. MHN Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in MHN Municipal Bonds as well as many of the risks associated with investments in derivatives. For purposes of MHN’s investment objective and policies, Non-Municipal Tax-Exempt Securities that pay interest that is exempt from federal income taxes and New York personal income taxes will be considered “MHN New York Municipal Bonds” and MHN Non-Municipal Tax-Exempt Securities that pay interest that is exempt from federal income taxes will be considered “MHN Municipal Bonds.”

MHN ordinarily does not intend to realize significant investment income not exempt from federal income tax and New York personal income tax. From time to time, MHN may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of MHN Municipal Bonds for investment by MHN.

Description of Municipal Bonds

Set forth below is a detailed description of the MHN Municipal Bonds in which MHN invests. Information with respect to ratings assigned to tax-exempt obligations that MHN may purchase is set forth in Appendix A—“Description of Bond Ratings” in the Statement of Additional Information. Obligations are included within the term MHN Municipal Bonds if the interest paid thereon is excluded from gross income for federal income tax purposes in the opinion of bond counsel to the issuer.

MHN Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of PABs are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including among other things, airports, public ports, mass commuting facilities, multi-family housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal and other specialized facilities. Other types of PABs, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute MHN Municipal Bonds. The interest on MHN Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of MHN Municipal Bonds are “general obligation” bonds and “revenue” bonds, which latter category includes PABs and, for bonds issued on or before August 15, 1986, industrial development bonds. MHN Municipal Bonds typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. MHN Municipal Bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. MHN Municipal Bonds may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. MHN Municipal Bonds may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt.

The MHN Municipal Bonds in which MHN invests pay interest or income that, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax. The Investment Advisor does not conduct its own analysis of the tax status of the interest or income paid by MHN Municipal Bonds held by MHN, but will rely on the opinion of counsel to the issuer of each such instrument. MHN may also invest in MHN Municipal Bonds issued by United States Territories (such as Puerto Rico or Guam) that are exempt from regular federal income tax. MHN may invest in other securities that pay interest or income that is, or make other distributions that are, exempt from regular federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. MHN treats all of such tax-exempt securities as MHN Municipal Bonds.

The yields on MHN Municipal Bonds are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of MHN Municipal Bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

MHN has not established any limit on the percentage of its portfolio that may be invested in PABs. MHN may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in MHN’s common shares.

General Obligation Bonds. General obligation bonds are typically secured by the issuer’s pledge of its faith, credit and taxing power for the repayment of principal and the payment of interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue or special obligation bonds are typically payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue sources such as payments from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and MHN may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to MHN since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

Moral Obligation Bonds. MHN Municipal Bonds may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Lease Obligations. Also included within the general category of MHN Municipal Bonds are COPs issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult and the value of the property may be insufficient to pay lease obligations. Certain investments in lease obligations may be illiquid.

The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to MHN, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the NAV of MHN. Issuers of municipal lease obligations might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, MHN could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and MHN may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, MHN might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase MHN’s operating expenses and adversely affect the NAV of MHN. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and MHN would not have the right to take possession of the assets. Any income derived from MHN’s ownership or operation of such assets may not be tax exempt or may fail to generate qualifying income for purposes of the income tests applicable to regulated investment companies. In addition, MHN’s intention to qualify as a regulated investment company under the Code may limit the extent to which MHN may exercise its rights by taking possession of such assets, because as a regulated investment company MHN is subject to certain limitations on its investments and on the nature of its income.

Zero-Coupon Bonds. MHN Municipal Bonds may include zero-coupon bonds. Zero-coupon bonds are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero-coupon bond is entitled to receive the par value of the security.

While interest payments are not made on such securities, holders of such securities are deemed to have received income annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero-coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero-coupon bonds are more exposed to interest rate risk than shorter term zero-coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

MHN accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero-coupon bonds may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the federal tax laws, MHN is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in MHN’s exposure to zero-coupon bonds.

In addition to the above-described risks, there are certain other risks related to investing in zero-coupon bonds. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, MHN’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in MHN’s portfolio.

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities.

However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by, or on behalf of, states, municipalities or public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of PABs, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute MHN Municipal Bonds, although the federal tax laws may place substantial limitations on the size of such issues. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds (a type of municipal security established by the Mello-Roos Community Facilities Act of 1982), are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Indexed and Inverse Floating Rate Securities. MHN may invest in MHN Municipal Bonds (and Non-Municipal Tax-Exempt Securities) that yield a return based on a particular index of value or interest rates. For example, MHN may invest in MHN Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain MHN Municipal Bonds also may be based on the value of the index. To the extent MHN invests in these types of MHN Municipal Bonds, MHN’s return on such MHN Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the MHN Municipal Bonds may also be based on relative changes among particular indices. Also, MHN may invest in so-called “inverse floating rate bonds” or “residual interest bonds” on which the interest rates vary inversely with a short-term floating rate (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). MHN may purchase synthetically created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed rate long-term tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate tax-exempt securities. To seek to limit the volatility of these securities, MHN may purchase inverse floating rate bonds with shorter-term maturities or limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments. MHN may purchase or sell securities that it is entitled to receive on a when-issued basis. MHN may also purchase or sell securities on a delayed delivery basis. MHN may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by MHN at an established price with payment and delivery taking place in the future. The purchase will be recorded on the date MHN enters into the commitment and the value of the securities will thereafter be reflected in MHN’s NAV. MHN has not established any limit on the percentage of its assets that may be committed in connection with these transactions.

There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. A default by a counterparty may result in MHN missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than MHN’s purchase price. MHN may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

If deemed advisable as a matter of investment strategy, MHN may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to MHN on the settlement date. In these cases, MHN may realize a taxable capital gain or loss.

When MHN engages in when-issued, delayed delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in MHN’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of MHN starting on the day MHN agrees to purchase the securities. MHN does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Rule 18f-4 under the 1940 Act permits MHN to enter into when-issued or forward-settling securities (e.g., firm and standby commitments, including TBA commitments, and dollar rolls) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the transaction meets the Delayed-Settlement Securities Provision. If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a derivatives transaction under Rule 18f-4.

Call Rights. MHN may purchase a Municipal Bond issuer’s Call Right. A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related MHN Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid.

Yields. Yields on MHN Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the Municipal Bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of MHN to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which MHN invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding MHN Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of MHN Municipal Bonds and the obligations of the issuer of such MHN Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

“High Yield” or “Junk” Bonds. MHN may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase, subject to MHN’s other investment policies. Information with respect to ratings assigned to tax-exempt obligations that MHN may purchase is set forth in Appendix A—“Description of Bond Ratings” in the Statement of Additional Information. MHN Municipal Bonds of below investment grade quality (“Ba/BB” or below) are commonly known as

“junk bonds.” Securities rated below investment grade are judged to have speculative characteristics with respect to their interest and principal payments. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Strategic Transactions and Other Management Techniques

MHN may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques (previously defined as, “Strategic Transactions”). These Strategic Transactions may be used for duration management and other risk management purposes, subject to MHN’s investment restrictions. While MHN’s use of Strategic Transactions is intended to reduce the volatility of the NAV of MHN’s common shares, the NAV of MHN’s common shares will fluctuate. No assurance can be given that MHN’s Strategic Transactions will be effective.

There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The ability of MHN to use Strategic Transactions successfully will depend on the Investment Advisor’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Strategic Transactions subject MHN to the risk that, if the Investment Advisor incorrectly forecasts market values, interest rates or other applicable factors, MHN’s performance could suffer. Certain of these Strategic Transactions, such as investments in inverse floating rate securities and credit default swaps, may provide investment leverage to MHN’s portfolio. MHN is not required to use derivatives or other portfolio strategies to seek to hedge its portfolio and may choose not to do so.

The use of Strategic Transactions may result in losses greater than if they had not been used, may require MHN to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation MHN can realize on an investment or may cause MHN to hold a security that it might otherwise sell. Furthermore, MHN may only engage in Strategic Transactions from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur.

MHN’s investment objective and the requirements of Subchapter M of the Code for qualification as a regulated investment company may restrict or affect the ability of MHN to engage in Strategic Transactions. In addition, the use of certain Strategic Transactions may give rise to taxable income and have certain other consequences, such as subjecting a portion of MHN’s dividends to regular federal income tax. However, under normal circumstances, MHN does not intend to use Strategic Transactions that give rise to taxable income.

Put and Call Options on Securities and Indices. MHN may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. MHN may also purchase and sell options on bond indices (“index options”). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect MHN’s holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect MHN against an increase in the price of a security that it intended to purchase in the future.

Writing Covered Call Options. MHN is authorized to write (i.e., sell) covered call options with respect to MHN Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from MHN at the stated exercise price until the option expires. MHN writes only covered call options, which means that so long as MHN is obligated as the writer of a call option, it will own the underlying securities subject to the option.

MHN receives a premium from writing a call option, which increases MHN’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, MHN limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as MHN’s obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. MHN may engage in closing transactions in order to terminate outstanding options that it has written.

Additional Information About Options. MHN’s ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with MHN. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between MHN and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, MHN would lose the premium paid for the option as well as any anticipated benefit of the transaction. OTC options and assets used to cover OTC options written by MHN are considered by the staff of the SEC to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

MHN may engage in options and futures transactions on exchanges and options in the over-the-counter markets. MHN will only enter into OTC options with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Financial Futures Transactions and Options. MHN is authorized to purchase and sell certain financial futures contracts in order to hedge its investments against declines in value, and to hedge against increases in the cost of securities it intends to purchase or to seek to enhance MHN’s return. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with MHN’s investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, MHN may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

Distributions, if any, of net long-term capital gains from certain transactions in futures or options are taxable at long-term capital gains rates for U.S. federal income tax purposes.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated “contracts markets” by the CFTC.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

MHN may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills. MHN may purchase and write call and put options on futures contracts on U.S. Government securities and purchase and sell municipal bond index futures contracts in connection with its hedging strategies.

MHN also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if the Investment Advisor should determine that there is normally a sufficient correlation between the prices of such futures contracts and MHN New York Municipal Bonds and MHN Municipal Bonds in which MHN invests to make such hedging appropriate.

Futures Strategies. MHN may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling investments and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of MHN’s portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments. As such values decline, the value of MHN’s positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of MHN’s investments that are being hedged. While MHN will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are typically lower than transaction costs incurred in the purchase and sale of MHN’s investments being hedged. In addition, the ability of MHN to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the instruments available to MHN. Employing futures as a hedge also may permit MHN to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

When MHN intends to purchase a security, MHN may purchase futures contracts as a hedge against any increase in the cost of such security resulting from a decrease in interest rates or otherwise, that may occur before such purchase can be effected. Subject to the degree of correlation between such securities and futures contracts, subsequent increases in the cost of such securities should be reflected in the value of the futures held by MHN. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

Call Options on Futures Contracts. MHN may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. Like the purchase of a futures contract, MHN may purchase a call option on a futures contract to hedge against a market advance when MHN is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, MHN will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in MHN’s portfolio holdings.

Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. MHN may purchase a put option on a futures contract to hedge MHN’s portfolio against the risk of rising interest rates.

The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, MHN will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which MHN intends to purchase.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC Derivatives, or (ii) markets itself as providing investment exposure to such instruments. To the extent MHN uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Investment Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA. The Investment Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of MHN.

Interest Rate Transactions. MHN may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. MHN expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities MHN anticipates purchasing at a later date. MHN will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. MHN may not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by MHN with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

MHN may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with MHN receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. MHN will accrue the net amount of the excess, if any, of MHN’s obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid high-grade securities having an aggregate NAV at all times at least equal to the accrued excess. If there is a default by the other party to such a transaction, MHN will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

MHN may enter into interest rate swap transactions such as MMD Swaps or SIFMA Swaps. To the extent that MHN enters into these transactions, MHN expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities MHN anticipates purchasing at a later date. MHN may enter into these transactions primarily as a hedge or for duration or risk management rather than as a speculative investment. However, MHN also may invest in MMD Swaps and SIFMA Swaps to seek to enhance return or gain or to increase MHN’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates).

MHN may purchase and sell SIFMA Swaps in the SIFMA swap market. In a SIFMA Swap, MHN exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the SIFMA Municipal Swap Index). Because the underlying index is a tax-exempt index, SIFMA Swaps may reduce cross-market risks incurred by MHN and increase MHN’s ability to hedge effectively. SIFMA Swaps are typically quoted for the entire yield curve, beginning with a seven-day floating rate index out to 30 years. The duration of a SIFMA Swap is approximately equal to the duration of a fixed-rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

MHN may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits MHN to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, MHN can create a synthetic long or short position, allowing MHN to select the most attractive part of the yield curve. An MMD Swap is a contract between MHN and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if MHN buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to MHN equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, MHN will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in SIFMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by MHN, which would cause MHN to make payments to its counterparty in the transaction that could adversely affect MHN’s performance.

If there is a default by the other party to an uncleared interest rate swap transaction, generally MHN will have contractual remedies pursuant to the agreements related to the transaction. With respect to interest rate swap transactions cleared through a central clearing counterparty, a clearing organization will be substituted for the counterparty and will guarantee the parties’ performance under the swap agreement. However, there can be no assurances that the clearing organization will satisfy its obligation to MHN or that MHN would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or MHN’s clearing broker. Certain U.S. federal income tax requirements may limit MHN’s ability to engage in interest rate swaps. Distributions attributable to transactions in interest rate swaps generally will be taxable as ordinary income to shareholders.

Counterparty Credit Standards. To the extent that MHN engages in principal transactions, including, but not limited to, OTC options, forward currency transactions, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed-income securities, it must rely on the creditworthiness of its counterparties under such transactions. In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions, including certain swap contracts. In the event of the insolvency of a counterparty, MHN may not be able to recover its assets, in full or at all, during the insolvency process. Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. Similarly, MHN will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which it deals. The Investment Advisor will seek to minimize MHN’s exposure to counterparty risk by entering into such transactions with counterparties the Investment Advisor believes to be creditworthy at the time it enters into the transaction. Certain option transactions and Strategic Transactions may require MHN to provide collateral to secure its performance obligations under a contract, which would also entail counterparty credit risk.

Other Investment Policies

MHN has adopted certain other policies as set forth below.

Index and Inverse Securities. MHN may invest in MHN New York Municipal Bonds and MHN Municipal Bonds yielding a return based on a particular index of value or interest rates. Also, MHN may invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). MHN may purchase synthetically-created inverse floating obligations evidenced by custodial or trust receipts.

Call Rights. MHN may purchase a New York Municipal Bond or Municipal Bond issuer’s Call Right. A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related MHN New York Municipal Bonds or MHN Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related New York Municipal Bond or Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a New York Municipal Bond or Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid.

Repurchase Agreements. MHN may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer or an affiliate thereof, in U.S. Government securities. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during MHN’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The risk to MHN is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but MHN might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by MHN may be delayed or limited. The Investment Advisor will monitor the value of the collateral at the time the transaction is entered into and throughout the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Investment Advisor will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements will not be considered tax-exempt interest. The treatment of purchase and sales contracts is less certain.

Temporary Investments. MHN may invest in short-term tax-exempt and taxable securities subject to the limitations set forth above. The tax-exempt money market securities may include municipal notes, municipal commercial paper, MHN Municipal Bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes generally issued to finance short-term credit needs. The taxable money market securities in which MHN may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. MHN may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the FDIC, except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

Short-term taxable fixed-income investments include, without limitation, the following:

(1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by MHN may not be fully insured by the FDIC.

(3) Repurchase agreements, which involve purchases of debt securities. At the time MHN purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for MHN during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for MHN to invest temporarily available cash. MHN may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which MHN may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to MHN is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that MHN is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, MHN could incur a loss of both principal and interest. The Investment Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to MHN. If the seller were to be subject to a federal bankruptcy proceeding, the ability of MHN to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between MHN and a corporation. There is no secondary market for such notes. However, they are redeemable by MHN at any time. The Investment Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because MHN’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed-income securities include, without limitation, the following:

(1) BANs are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

(2) TANs are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

(3) RANs are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

(4) Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

(5) Bank Notes are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

(6) Tax-Exempt Commercial Paper (“municipal paper”) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and MHN may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Leverage

MHN currently leverages its assets through the use of preferred shares and residual interest municipal TOBs. MHN currently does not intend to borrow money or issue debt securities. Although it has no present intention to do so, MHN reserves the right to borrow money from banks or other financial institutions, or issue debt securities, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with MHN’s investment objective and policies. MHN is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that MHN is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common shares pursuant to tender offers or otherwise to redeem or repurchase preferred shares.

The use of leverage can create risks. When leverage is employed, the NAV and market price of the common shares and the yield to holders of common shares will be more volatile than if leverage were not used. Changes in the value of MHN’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common shares. If there is a net decrease or increase in the value of MHN’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per common share to a greater extent than if MHN did not utilize leverage. A reduction in MHN’s NAV may cause a reduction in the market price of its shares. During periods in which MHN is using leverage, the fee paid to the Investment Advisor for advisory services will be higher than if MHN did not use leverage, because the fees paid will be calculated on the basis of MHN’s Net Assets, which includes the proceeds from leverage. MHN’s leveraging strategy may not be successful.

Certain types of leverage MHN may use may result in MHN being subject to covenants relating to asset coverage and portfolio composition requirements. MHN may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by MHN. The terms of any borrowings or rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Advisor does not believe that these covenants or guidelines will impede it from managing MHN’s portfolio in accordance with its investment objective and policies if MHN were to utilize leverage.

Under the 1940 Act, MHN is not permitted to issue senior securities if, immediately after the issuance of such senior securities, MHN would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to senior securities representing indebtedness (i.e., for every dollar of indebtedness outstanding, MHN is required to have at least three dollars of assets) or less than 200% with respect to senior securities representing preferred shares (i.e., for every dollar of preferred shares outstanding, MHN is required to have at least two dollars of assets). The 1940 Act also provides that MHN may not declare distributions or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of MHN.

Preferred Shares. MHN has leveraged its portfolio by issuing preferred shares. Under the 1940 Act, MHN is not permitted to issue preferred shares if, immediately after such issuance, the liquidation value of MHN’s outstanding preferred shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of MHN’s assets must be at least 200% of the liquidation value of its outstanding preferred shares). In addition, MHN would not be permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of MHN’s assets less liabilities other than borrowings is at least 200% of such liquidation value.

For tax purposes, MHN is currently required to allocate tax-exempt interest income, net capital gain and other taxable income, if any, between its common shares and preferred shares outstanding in proportion to total dividends paid to each class for the year in which or with respect to which tax-exempt income, the net capital gain or other taxable income is paid. If net capital gain or other taxable income is allocated to preferred shares, instead of solely tax-exempt income, MHN will likely have to pay higher total dividends to preferred shareholders or make special payments to preferred shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the common shareholders but would increase the portion of the dividend that is tax exempt. If the increase in dividend payments or the special payments to preferred shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the common shareholders, the advantage of MHN’s leveraged structure to common shareholders will be reduced.

Tender Option Bond Transactions. MHN currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which MHN will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by MHN. Although volatile, TOB Residuals typically offer the potential for yields exceeding the yields available on fixed rate municipal bonds with comparable credit quality.

TOB Residuals represent beneficial interests in a TOB Trust. A TOB Trust typically issues two classes of beneficial interests: TOB Floaters, which are sold to third party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred municipal bonds to the TOB

Trust. MHN may invest in both TOB Floaters and TOB Residuals. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement from TOBs Liquidity Provider (defined below) which allows holders to tender their position at par (plus accrued interest). MHN, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust after payment of TOB Trust expenses and interest on the TOB Floaters. MHN contributes municipal bonds to the TOB Trust and is paid the cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction costs, and typically will invest the cash to purchase additional municipal bonds or other investments permitted by its investment policies. If MHN ever purchases all or a portion of the TOB Floaters sold by the TOB Trust, it may surrender those TOB Floaters together with a proportionate amount of TOB Residuals to the TOB Trust in exchange for a proportionate amount of the municipal bonds owned by the TOB Trust.

Other BlackRock-Advised Funds may contribute municipal bonds to a TOB Trust into which MHN has contributed municipal bonds. If multiple BlackRock-Advised Funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds ratably in proportion to their participation in the TOB Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and MHN, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The TOB Residuals held by MHN generally provide MHN with the right to cause the holders of a proportional share of the TOB Floaters to tender their notes to the TOB Trust at par plus accrued interest. Thereafter, MHN may withdraw a corresponding share of the municipal bonds from the TOB Trust. As a result, a TOB transaction, in effect, creates exposure for MHN to the entire return of the municipal bonds in the TOB Trust, with a net cash investment by MHN that is less than the value of the municipal bonds in the TOB Trust. This multiplies the positive or negative impact of the municipal bonds’ return within MHN (thereby creating leverage). The leverage within a TOB Trust depends on the value of the municipal bonds deposited in the TOB Trust relative to the value of the TOB Floaters it issues.

MHN may invest in highly leveraged TOB Residuals. A TOB Residual generally is considered highly leveraged if the principal amount of the TOB Floaters issued by the related TOB Trust exceeds 75% of the principal amount of the municipal bonds owned by the TOB Trust.

The leverage attributable to MHN’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of MHN upon the occurrence of termination events, as defined in the TOB Trust agreements, including if TOB Floaters that are tendered to the TOBs Liquidity Provider cannot be remarketed. Attempts to remarket tendered securities often failed during volatile market conditions in the past. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., MHN) whereas in other termination events, the TOB Floater and TOB Residual holders would be paid pro rata. If the proceeds upon liquidation of a TOB Trust, net of payment of fees, are less than the aggregate amount the TOB Residual and TOB Floater holders invested in the TOB Trust, MHN as a TOB Residual holder will realize a loss on its investment, particularly if the TOB Floater holders are paid before the TOB Residual holders. The risk of such a loss may be greater during volatile market conditions when it may be difficult to sell the bonds held by a TOB Trust.

TOB Trusts are typically supported by a TOBs Liquidity Provider that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a termination event). The tendered TOB Floaters are remarketed by a remarketing agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the TOBs Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the TOBs Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

MHN may invest in a TOB Trust on either a non-recourse or recourse basis. When MHN invests in TOB Trusts on a non-recourse basis, and the TOBs Liquidity Provider is required to make a payment under the liquidity facility, the TOBs Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the Liquidation Shortfall. If MHN invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which MHN is required to reimburse the TOBs Liquidity Provider the amount of any Liquidation Shortfall. As a result, if MHN invests in a recourse TOB Trust, MHN will bear the risk of loss with respect to any Liquidation Shortfall. If multiple BlackRock-Advised Funds participate in any such TOB Trust, these losses will be shared ratably, in proportion to their participation in the TOB Trust.

Under accounting rules, MHN Municipal Bonds of MHN that are deposited into a TOB Trust are investments of MHN and are presented on MHN’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Trust are presented as liabilities in MHN’s Statement of Assets and Liabilities. Interest income from the underlying MHN Municipal Bonds is recorded by MHN on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration, trustee and other services to a TOB Trust are reported as expenses of MHN. In addition, under accounting rules, loans made to a TOB Trust sponsored by MHN may be presented as loans of MHN in MHN’s financial statements even if there is no recourse to MHN’s assets.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal bonds with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option. Since the tender option feature has a shorter term than the final maturity or first call date of the underlying municipal bonds deposited in the TOB Trust, the holder of the TOB Floaters relies upon the terms of the agreement with the financial institution furnishing the liquidity facility as well as the credit strength of that institution. The perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOB Trusts increases the risk associated with TOB Floaters. This in turn may reduce the desirability of TOB Floaters as investments, which could impair the viability or availability of TOB Trusts.

Rule 18f-4 under the 1940 Act permits MHN to enter into TOB Trust transactions and similar financing transactions (e.g., borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that MHN either (i) complies with the 300% asset coverage ratio applicable to senior securities representing indebtedness with respect to such transactions and any other borrowings in the aggregate, or (ii) treats such transactions as derivatives transactions under Rule 18f-4. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit MHN’s ability to enter into or manage TOB Trust transactions.

Credit Facility. MHN is permitted to leverage its portfolio by entering into one or more credit facilities. If MHN enters into a credit facility, MHN may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. MHN would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, MHN expects that any credit facility would contain covenants that, among other things, likely would limit MHN’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. MHN may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. MHN expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that MHN will enter into an agreement for a credit facility, or one on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, a credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares.

Derivatives. MHN may enter into derivative transactions that have leverage embedded in them. Derivative transactions that MHN may enter into and the risks associated with them are described elsewhere in this Proxy Statement and are also referred to as “Strategic Transactions.” MHN cannot assure you that investments in derivative transactions that have leverage embedded in them will result in a higher return on its common shares. Under Rule 18f-4 under the 1940 Act, among other things, MHN must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.

Temporary Borrowings. MHN may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

BNY’s Investment Objective and Policies

BNY’s investment objective is to provide current income exempt from federal income taxes. BNY’s investment policies provide that, as a matter of fundamental policy, under normal market conditions, BNY will invest at least 80% of its managed assets in investments the income from which is exempt from federal income tax and New York State and New York City personal income taxes (except that interest may be subject to the alternative minimum tax). For the purposes of the foregoing policy, “managed assets” are BNY’s net assets plus the amount of borrowings for investment purposes. BNY’s investments in derivatives will be counted toward BNY’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. BNY may not change its investment objective or the foregoing fundamental policy without the approval of the holders of a majority of BNY’s outstanding common shares and outstanding preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

BNY’s investment policies provide that, under normal market conditions, BNY will invest at least 80% of its managed assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest rating categories of Moody’s (currently Aaa, Aa, A and Baa), S&P (currently AAA, AA, A and BBB) or Fitch (currently AAA, AA, A and BBB) or are unrated but judged to be of comparable quality by Investment Advisor. Municipal bonds rated Baa by Moody’s are investment grade, but Moody’s considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade municipal bonds. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal bonds with respect to the foregoing requirements, the Investment Advisor takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

BNY may invest up to 20% of its total assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Investment Advisor. Such securities are sometimes referred to as “high yield” or “junk” bonds.

The foregoing credit quality policies apply only at the time a security is purchased, and BNY is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Investment Advisor may consider such factors as the Investment Advisor’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that BNY disposes of a portfolio security subsequent to its being downgraded, BNY may experience a greater risk of loss than if such security had been sold prior to such downgrade.

Subject to BNY’s policy of investing, under normal market conditions, at least 80% of its managed assets (as defined for this policy) in investments the income from which is exempt from federal income tax and New York City and New York State personal income taxes, BNY may invest in securities that pay interest that is not exempt from New York City and New York State personal income taxes when, in the judgment of the Investment Advisor, the return to the shareholders after payment of applicable New York City and New York State personal income taxes would be higher than the return available from comparable securities that pay interest that is, or make other distributions that are, exempt from New York City and New York State personal income taxes.

BNY may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which BNY may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. See “BNY’s Investment Objective and Policies—Other Investment Companies,” and “BNY’s Investment Objective and Policies—Tax-Exempt Preferred Securities.” In addition, BNY may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce BNY’s income. The insurance feature does not guarantee the market value of the insured obligations or the NAV of the common shares.

BNY may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in BNY to an alternative minimum tax. The percentage of BNY’s total assets invested in private activity bonds will vary from time to time. BNY has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal tax law, and BNY expects that a portion of the income it produces will be includable in alternative minimum taxable income. The average maturity of BNY’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. BNY’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

BNY’s stated expectation is that it will invest in municipal bonds that, in the Investment Advisor’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of the Investment Advisor, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Investment Advisor, are worth more than the value assigned to them in the marketplace. The Investment Advisor may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Investment Advisor may purchase those bonds for BNY’s portfolio because they represent a market sector or issuer that the Investment Advisor considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. BNY’s investment in underrated or undervalued municipal bonds will be based on the Investment Advisor’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by BNY will generally result in capital gain distributions subject to federal capital gains taxation. BNY ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, BNY may realize taxable capital gains.

Description of Municipal Bonds

Set forth below is a detailed description of the municipal bonds in which BNY invests. Information with respect to ratings assigned to tax-exempt obligations that BNY may purchase is set forth in Appendix A –“Description of Bond Ratings” in the Statement of Additional Information. Obligations are included within the term municipal bonds if the interest paid thereon is excluded from gross income for federal income tax purposes in the opinion of bond counsel to the issuer.

Municipal bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of PABs are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including among other things, airports, public ports, mass commuting facilities, multi-family housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal and other specialized facilities. Other types of PABs, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute municipal bonds. The interest on municipal bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of municipal bonds are “general obligation” bonds and “revenue” bonds, which latter category includes PABs and, for bonds issued on or before August 15, 1986, industrial development bonds. Municipal bonds typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. Municipal bonds may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal bonds may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt.

The municipal bonds in which BNY invests are generally issued by the State of New York, political subdivisions of the State of New York, and authorities or other intermediaries of the State of New York and such political subdivisions and pay interest that, in the opinion of bond counsel to the issuer, or on the basis of another authority believed by the Investment Advisor to be reliable, is exempt from regular federal income tax and New York City and New York State personal income taxes. The Investment Advisor does not conduct its own analysis of the tax status of the interest paid by municipal bonds held by BNY. BNY may also invest in municipal bonds issued by United States Territories (such as Puerto Rico or Guam) that are exempt from regular federal income tax and New York City and New York State personal income taxes. In addition to the types of municipal bonds described herein, BNY may invest in other securities that pay interest that is, or make other distributions that are, exempt from regular federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. BNY treats all of such tax-exempt securities as municipal bonds.

The yields on municipal bonds are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

BNY has not established any limit on the percentage of its portfolio that may be invested in PABs. BNY may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in BNY’s common shares.

General Obligation Bonds. General obligation bonds are typically secured by the issuer’s pledge of its faith, credit and taxing power for the repayment of principal and the payment of interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue or special obligation bonds are typically payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue sources such as payments from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and BNY may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to BNY since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

Moral Obligation Bonds. Municipal bonds may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Lease Obligations. Also included within the general category of municipal bonds are COPs issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult and the value of the property may be insufficient to pay lease obligations. Certain investments in lease obligations may be illiquid. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to BNY, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the NAV of BNY. Issuers of municipal lease obligations might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, BNY could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and BNY may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, BNY might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase BNY’s operating expenses and adversely affect the NAV of BNY. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and BNY would not have the right to take possession of the assets. Any income derived from BNY’s ownership or operation of such assets may not be tax-exempt or may fail to generate qualifying income for purposes of the income tests applicable to regulated investment companies. In addition, BNY’s intention to qualify as a regulated investment company under the Code, may limit the extent to which BNY may exercise its rights by taking possession of such assets, because as a regulated investment company BNY is subject to certain limitations on its investments and on the nature of its income.

Zero-Coupon Bonds. Municipal bonds may include zero-coupon bonds. Zero-coupon bonds are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero-coupon bond is entitled to receive the par value of the security.

While interest payments are not made on such securities, holders of such securities are deemed to have received income annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero-coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero-coupon bonds are more exposed to interest rate risk than shorter term zero-coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

BNY accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero-coupon bonds may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the federal tax laws, BNY is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in BNY’s exposure to zero-coupon bonds.

In addition to the above-described risks, there are certain other risks related to investing in zero-coupon bonds. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, BNY’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in BNY’s portfolio.

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities.

However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

PABs. PABs, formerly referred to as industrial development bonds, are issued by, or on behalf of, states, municipalities or public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of PABs, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal bonds, although the federal tax laws may place substantial limitations on the size of such issues. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds (a type of municipal security established by the Mello-Roos Community Facilities Act of 1982), are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Variable Rate Demand Obligations. Municipal bonds may include VRDOs, which are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon SIFMA Municipal Swap Index or some other appropriate interest rate adjustment index. BNY may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy its short-term maturity and quality standards. VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities.

Indexed and Inverse Floating Rate Securities. BNY may invest in municipal bonds (and non-municipal tax-exempt securities) that yield a return based on a particular index of value or interest rates. For example, BNY may invest in municipal bonds that pay interest based on an index of municipal bond interest rates. The principal amount payable upon maturity of certain municipal bonds also may be based on the value of the index. To the extent BNY invests in these types of municipal bonds, BNY’s return on such municipal bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the municipal bonds may also be based on relative changes among particular indices. Also, BNY may invest in so-called “inverse floating rate bonds” or “residual interest bonds” on which the interest rates vary inversely with a short-term floating rate (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). BNY may purchase synthetically created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed rate long-term tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate tax-exempt securities. To seek to limit the volatility of these securities, BNY may purchase inverse floating rate bonds with shorter-term maturities or limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments. BNY may purchase or sell securities that it is entitled to receive on a when-issued basis. BNY may also purchase or sell securities on a delayed delivery basis. BNY may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by BNY at an established price with payment and delivery taking place in the future. The purchase will be recorded on the date BNY enters into the commitment and the value of the securities will thereafter be reflected in BNY’s NAV. BNY has not established any limit on the percentage of its assets that may be committed in connection with these transactions.

There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. A default by a counterparty may result in BNY missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than BNY’s purchase price. BNY may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

If deemed advisable as a matter of investment strategy, BNY may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to BNY on the settlement date. In these cases, BNY may realize a taxable capital gain or loss.

When BNY engages in when-issued, delayed delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in BNY’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of BNY starting on the day BNY agrees to purchase the securities. BNY does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Rule 18f-4 under the 1940 Act permits BNY to enter into when-issued or forward-settling securities (e.g., firm and standby commitments, including TBA commitments, and dollar rolls) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the transaction meets the Delayed-Settlement Securities Provision. If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a derivatives transaction under Rule 18f-4.

Yields. Yields on municipal bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of BNY to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which BNY invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding municipal bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of municipal bonds and the obligations of the issuer of such municipal bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

“High Yield” or “Junk” Bonds. BNY may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase, subject to BNY’s other investment policies. Information with respect to ratings assigned to tax-exempt obligations that BNY may purchase is set forth in Appendix A—“Description of Bond Ratings” in the Statement of Additional Information. Municipal bonds of below investment grade quality (“Ba/BB” or below) are commonly known as “junk bonds.” Securities rated below investment grade are judged to have speculative characteristics with respect to their interest and principal payments. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Other Investment Companies. BNY may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including ETFs and BDCs), subject to applicable regulatory limits, that invest primarily in municipal bonds of the types in which BNY may invest directly. BNY generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after BNY receives the proceeds of this offering of the common shares or the sale of a portion of its municipal bonds, or during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market. As a shareholder in an investment company, BNY will bear its ratable share of that investment company’s expenses, and will remain subject to payment of BNY’s advisory and other fees and expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent BNY invests in other investment companies.

The Investment Advisor will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which BNY may be subject to the extent it employs a leverage strategy. BNY treats its investment in open- or closed-end municipal investment companies as investments in municipal bonds for purposes of determining compliance with its policy of investing at least 80% of its total assets in municipal bonds, municipal securities and derivative instruments with exposure to such bonds and securities.

BNY may invest in ETFs, which are investment companies that typically aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are typically passively managed and their shares are traded on a national exchange or The NASDAQ Stock Market, Inc. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. BNY, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of BNY’s own operations

Tax-Exempt Preferred Securities. BNY may also invest up to 10% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from federal income tax. A portion of such dividends may be capital gains distributions subject to federal capital gain tax. Such funds in turn invest in municipal bonds and other assets that pay interest or make distributions that are exempt from federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investing in such tax-exempt preferred shares involves many of the same issues as investing in other investment companies. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds. BNY treats investments in tax-exempt preferred shares as investments in municipal bonds.

Temporary Investments

During temporary defensive periods (e.g., times when, in the Investment Advisor’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, BNY may invest up to 100% of its net assets in liquid, short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which BNY may invest directly. BNY intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. BNY’s investment policies provide that it will invest only in taxable temporary investments which are U.S. government securities or securities rated within the highest grade by Moody’s, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest (such short-term obligations being referred to herein as “Temporary Investments”). Temporary Investments of BNY may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. To the extent BNY invests in Temporary Investments, BNY will not at such times be in a position to achieve its investment objective of tax- exempt income.

Short-term taxable fixed-income investments include, without limitation, the following:

(1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by BNY may not be fully insured by the FDIC.

(3) Repurchase agreements, which involve purchases of debt securities. At the time BNY purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for BNY during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for BNY to invest temporarily available cash. BNY may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which BNY may invest. BNY expects to enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Investment Advisor, present minimal credit risk. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to BNY is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that BNY is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, BNY could incur a loss of both principal and interest. If the seller were to be subject to a federal bankruptcy proceeding, the ability of BNY to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between BNY and a corporation. There is no secondary market for such notes. However, they are redeemable by BNY at any time. The Investment Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because BNY’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. BNY’s investment policies provide that its investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Tax-exempt temporary investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. Short-term tax-exempt fixed income securities include, without limitation, the following:

(1) BANs are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

(2) TANs are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

(3) RANs are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

(4) Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

(5) Bank Notes are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

(6) Tax-Exempt Commercial Paper (“municipal paper”) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and BNY may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Strategic Transactions and Other Management Techniques

BNY may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques (previously defined as, “Strategic Transactions”). These Strategic Transactions may be used for duration management and other risk management purposes, subject to BNY’s investment restrictions. While BNY’s use of Strategic Transactions is intended to reduce the volatility of the NAV of BNY’s common shares, the NAV of BNY’s common shares will fluctuate. No assurance can be given that BNY’s Strategic Transactions will be effective.

There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The ability of BNY to use Strategic Transactions successfully will depend on the Investment Advisor’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Strategic Transactions subject BNY to the risk that, if the Investment Advisor incorrectly forecasts market values, interest rates or other applicable factors, BNY’s performance could suffer. Certain of these Strategic Transactions, such as investments in inverse floating rate securities and credit default swaps, may provide investment leverage to BNY’s portfolio.

BNY is not required to use derivatives or other portfolio strategies to seek to hedge its portfolio and may choose not to do so.

The use of Strategic Transactions may result in losses greater than if they had not been used, may require BNY to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation BNY can realize on an investment or may cause BNY to hold a security that it might otherwise sell. Furthermore, BNY may only engage in Strategic Transactions from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur.

BNY’s investment objective and the requirements of Subchapter M of the Code for qualification as a regulated investment company may restrict or affect the ability of BNY to engage in Strategic Transactions. In addition, the use of certain Strategic Transactions may give rise to taxable income and have certain other consequences, such as subjecting a portion of BNY’s dividends to regular federal income tax. However, under normal circumstances, BNY does not intend to use Strategic Transactions that give rise to taxable income.

Interest Rate Transactions. BNY may enter into interest rate swaps and purchase or sell interest rate caps and floors. BNY may enter into these transactions to seek to preserve a return or spread on a particular investment or portion of its portfolio or as a duration management technique to protect against any increase in the price of securities BNY anticipates purchasing at a later date. BNY uses these transactions for risk management purposes and not as a speculative investment. BNY will not sell interest rate caps or floors it does not own. Interest rate swaps involve the exchange by BNY with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser, to the extent that the level of a specified interest rate exceeds a predetermined interest rate (i.e., the strike price), to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that the level of a specified interest rate falls below a predetermined interest rate (i.e., the strike price), to receive payments of interest on a notional principal amount from the party selling such interest rate floor. For example, if BNY holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable BNY to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates.

Conversely, if BNY holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect BNY from a reduction in yield due to falling interest rates and may permit BNY to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates. BNY may hedge both its assets and liabilities through interest rate swaps, caps and floors. Usually, payments with respect to interest rate swaps will be made on a net basis (i.e., the two payment streams are netted out) with BNY receiving or paying, as the case may be, only the net amount of the two payments on the payment dates.

BNY will accrue the net amount of the excess, if any, of BNY’s obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian or designate on its books and records an amount of cash or liquid assets having an aggregate NAV at all times at least equal to the accrued excess. BNY’s investment policies provide that it will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to an uncleared interest rate swap transaction, generally BNY will have contractual remedies pursuant to the agreements related to the transaction. With respect to interest rate swap transactions cleared through a central clearing counterparty, a clearing organization will be substituted for the counterparty and will guaranty the parties’ performance under the swap agreement. However, there can be no assurance that the clearing organization will satisfy its obligation to BNY or that BNY would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or BNY’s clearing broker. Certain U.S. federal income tax requirements may limit BNY’s ability to engage in interest rate swaps. Distributions attributable to transactions in interest rate swaps generally will be taxable as ordinary income to shareholders.

Credit Default Swap Agreements. BNY may enter into credit default swap agreements for hedging purposes or to seek to increase its return. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by BNY. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount (the difference between the market value of the reference obligation and its par value), if the swap is cash settled. BNY may be either the buyer or seller in the transaction. If BNY is a buyer and no credit event occurs, BNY may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, BNY generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six (6) months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As the seller, BNY would effectively add leverage to its portfolio because, in addition to its total net assets, BNY would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if BNY had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A seller of a credit default swap or similar instrument is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

Futures Contracts and Options on Futures Contracts. BNY may also enter into futures contracts of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. BNY will ordinarily engage in such transactions only for bona fide hedging, risk management (including duration management) and other portfolio management purposes. However, BNY is also permitted to enter into such transactions for non-hedging purposes to enhance income or gain, in accordance with the rules and regulations of the CFTC, which currently provide that no such transaction may be entered into if at such time more than 5% of BNY’s net assets would be posted as initial margin and premiums with respect to such non-hedging transactions.

Calls on Securities Indices and Futures Contracts. BNY may sell or purchase calls on municipal bonds and indices based upon the prices of future contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. A call gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by BNY must be “covered” as long as the call is outstanding (i.e., BNY must own the securities or futures contract subject to the call or other securities acceptable for applicable escrow requirements). A call sold by BNY exposes BNY during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require BNY to hold a security of futures contract which it might otherwise have sold. The purchase of a call gives BNY the right to buy a security, futures contract or index at a fixed price. Calls on futures on municipal bonds must also be covered by deliverable securities or the futures contract or by liquid high grade debt securities segregated to satisfy BNY’s obligations pursuant to such instruments.

Puts on Securities, Indices and Futures Contracts. BNY may purchase puts) that relate to municipal bonds (whether or not it holds such securities in its portfolio), indices or futures contracts. BNY may also sell puts on municipal bonds, indices or futures contracts on such securities if BNY’s contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. BNY’s investment policies provide that it will not sell puts if, as a result, more than 50% of BNY’s assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that BNY may be required to buy the underlying security at a price higher than the current market price.

Municipal Market Data Rate Locks. BNY may purchase and sell MMD Rate Locks. An MMD Rate Lock permits BNY to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. BNY will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between BNY and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if BNY buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to BNY equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, BNY will make a payment to the counterparty equal to the actual level minus the specified level multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite of the direction anticipated by BNY, which would cause BNY to make payments to its counterparty in the transaction that could adversely affect BNY’s performance. BNY has no obligation to enter into MMD Swaps and may elect not to do so. BNY’s investment policies provide that it will not enter into MMD Rate Locks if, as a result, more than 50% of its total assets would be required to cover its potential obligations under its hedging and other investment transactions.

Short Sales. BNY may make short sales of municipal bonds. A short sale is a transaction in which BNY sells a security it does not own in anticipation that the market price of that security will decline. BNY may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

When BNY makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. BNY may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

BNY’s obligation to replace the borrowed security are required to be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. BNY will also be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker- dealer from which it borrowed the security regarding payment over of any payments received by BNY on such security, BNY may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time BNY replaces the borrowed security, BNY will incur a loss; conversely, if the price declines, BNY will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although BNY’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. Short sales, even if covered, may represent a form of leverage and will create risks.

Restricted and Illiquid Securities. BNY may invest in restricted, illiquid or less liquid securities or securities in which no secondary trading market is readily available or which are otherwise illiquid, including private placement securities.

The liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of BNY to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities.

The risks associated with illiquidity will be particularly acute where BNY’s operations require cash, such as when BNY pays dividends, and could result in BNY borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

“Restricted securities” are securities that are not registered under the Securities Act. Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities.

To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to restrictions on resale, could be less than those originally paid by BNY or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by BNY are required to be registered under the securities laws of one or more jurisdictions before being resold, BNY may be required to bear the expenses of registration. Certain of BNY’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, BNY may obtain access to material nonpublic information, which may restrict BNY’s ability to conduct portfolio transactions in such securities.

Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Also, because there may not be an established market price for these securities, BNY may have to estimate their value, which means that their valuation (and thus the valuation of BNY) may have a subjective element.

Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities eligible for trading on national securities exchanges or in the OTC markets. Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time BNY decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, BNY might obtain less favorable pricing terms that when it decided to sell the security.

Reverse Repurchase Agreements. BNY may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by BNY with an agreement by BNY to repurchase the securities at an agreed upon price, date and interest payment. In accordance with Rule 18f-4 under the 1940 Act, when BNY engages in reverse repurchase agreements and similar financing transactions, BNY may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities BNY has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by BNY in connection with the reverse repurchase agreement may decline in price. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce BNY’s obligation to repurchase the securities and BNY’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, BNY would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Borrowings. BNY reserves the right to borrow funds to the extent permitted as described in Appendix B – Fundamental and Non-Fundamental Investment Restrictions. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of BNY. Borrowing is a form of leverage and, in that respect, entails risks comparable to those associated with the issuance of Preferred Shares.

Securities Lending. BNY may lend portfolio securities to certain borrowers determined to be creditworthy by the Investment Advisor, including to borrowers affiliated with the Investment Advisor. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan will be made on behalf of BNY if, as a result, the aggregate value of all securities loans of BNY exceeds one-third of the value of BNY’s total assets (including the value of the collateral received). BNY may terminate a loan at any time and obtain the return of the securities loaned. BNY receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. BNY is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, BNY is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by BNY for such loans, and uninvested cash, may be invested, among other things, in a private investment company managed by an affiliate of the Investment Advisor or in registered money market funds advised by the Investment Advisor or its affiliates; such investments are subject to investment risk.

BNY conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with BNY and to retain an affiliate of BNY as lending agent. To the extent that BNY engages in securities lending, BlackRock Investment Management, LLC (“BIM”), an affiliate of the Investment Advisor, acts as securities lending agent for BNY, subject to the overall supervision of the Investment Advisor. BIM administers the lending program in accordance with guidelines approved by the Board. Pursuant to the current securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk-free rate exceeds a certain level (such securities, the “specials only securities”).

To the extent that BNY engages in securities lending, BNY retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment expenses as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BIM bears all operational costs directly related to securities lending. BNY is responsible for expenses in connection with the investment of cash collateral received for securities on loan in a private investment company managed by an affiliate of the Investment Advisor (the “collateral investment expenses”), however, BIM has agreed to cap the collateral investment expenses BNY bears to an annual rate of 0.04% of the daily net assets of such private investment company. In addition, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by BNY. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee.

Pursuant to the current securities lending agreement: (i) if the Fund were to engage in securities lending, BNY retains 82% of securities lending income (which excludes collateral investment expenses), and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.

Leverage

BNY currently leverages its assets through the use of preferred shares and residual interest municipal TOBs. BNY currently does not intend to borrow money or issue debt securities. Although it has no present intention to do so, BNY reserves the right to borrow money from banks or other financial institutions, or issue debt securities, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with BNY’s investment objective and policies.

The use of leverage can create risks. When leverage is employed, the NAV and market price of the common shares and the yield to holders of common shares will be more volatile than if leverage were not used. Changes in the value of BNY’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common shares. If there is a net decrease or increase in the value of BNY’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per common share to a greater extent than if BNY did not utilize leverage. A reduction in BNY’s NAV may cause a reduction in the market price of its shares. During periods in which BNY is using leverage, the fee paid to the Investment Advisor for advisory services will be higher than if BNY did not use leverage, because the fees paid will be calculated on the basis of BNY’s net assets, which includes the proceeds from leverage. BNY’s leveraging strategy may not be successful.

Certain types of leverage BNY may use may result in BNY being subject to covenants relating to asset coverage and portfolio composition requirements. BNY may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by BNY. The terms of any borrowings or rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Advisor does not believe that these covenants or guidelines will impede it from managing BNY’s portfolio in accordance with its investment objective and policies if BNY were to utilize leverage.

Under the 1940 Act, BNY is not permitted to issue senior securities if, immediately after the issuance of such senior securities, BNY would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to senior securities representing indebtedness (i.e., for every dollar of indebtedness outstanding, BNY is required to have at least three dollars of assets) or less than 200% with respect to senior securities representing preferred shares (i.e., for every dollar of preferred shares outstanding, BNY is required to have at least two dollars of assets). The 1940 Act also provides that BNY may not declare distributions or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of BNY.

Preferred Shares. BNY has leveraged its portfolio by issuing preferred shares. Under the 1940 Act, BNY is not permitted to issue preferred shares if, immediately after such issuance, the liquidation value of BNY’s outstanding preferred shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of BNY’s assets must be at least 200% of the liquidation value of its outstanding preferred shares). In addition, BNY would not be permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of BNY’s assets less liabilities other than borrowings is at least 200% of such liquidation value.

For tax purposes, BNY is currently required to allocate tax-exempt interest income, net capital gain and other taxable income, if any, between its common shares and preferred shares outstanding in proportion to total dividends paid to each class for the year in which or with respect to which tax-exempt income, the net capital gain or other taxable income is paid. If net capital gain or other taxable income is allocated to preferred shares, instead of solely tax-exempt income, BNY will likely have to pay higher total dividends to preferred shareholders or make special payments to preferred shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the common shareholders but would increase the portion of the dividend that is tax-exempt.

If the increase in dividend payments or the special payments to preferred shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the common shareholders, the advantage of BNY’s leveraged structure to common shareholders will be reduced.

Tender Option Bond Transactions. BNY currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which BNY will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by BNY. Although volatile, TOB Residuals typically offer the potential for yields exceeding the yields available on fixed rate municipal bonds with comparable credit quality.

TOB Residuals represent beneficial interests in a TOB Trust. A TOB Trust typically issues two classes of beneficial interests: TOB Floaters, which are sold to third party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred municipal bonds to the TOB Trust. BNY may invest in both TOB Floaters and TOB Residuals. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement from TOBs Liquidity Provider which allows holders to tender their position at par (plus accrued interest). BNY, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust after payment of TOB Trust expenses and interest on the TOB Floaters. BNY contributes municipal bonds to the TOB Trust and is paid the cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction costs, and typically will invest the cash to purchase additional municipal bonds or other investments permitted by its investment policies. If BNY ever purchases all or a portion of the TOB Floaters sold by the TOB Trust, it may surrender those TOB Floaters together with a proportionate amount of TOB Residuals to the TOB Trust in exchange for a proportionate amount of the municipal bonds owned by the TOB Trust.

Other BlackRock-Advised Funds may contribute municipal bonds to a TOB Trust into which BNY has contributed municipal bonds. If multiple BlackRock-Advised Funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds ratably in proportion to their participation in the TOB Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and BNY, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The TOB Residuals held by BNY generally provide BNY with the right to cause the holders of a proportional share of the TOB Floaters to tender their notes to the TOB Trust at par plus accrued interest. Thereafter, BNY may withdraw a corresponding share of the municipal bonds from the TOB Trust. As a result, a TOB transaction, in effect, creates exposure for BNY to the entire return of the municipal bonds in the TOB Trust, with a net cash investment by BNY that is less than the value of the municipal bonds in the TOB Trust. This multiplies the positive or negative impact of the municipal bonds’ return within BNY (thereby creating leverage). The leverage within a TOB Trust depends on the value of the municipal bonds deposited in the TOB Trust relative to the value of the TOB Floaters it issues.

BNY may invest in highly leveraged TOB Residuals. A TOB Residual generally is considered highly leveraged if the principal amount of the TOB Floaters issued by the related TOB Trust exceeds 75% of the principal amount of the municipal bonds owned by the TOB Trust.

The leverage attributable to BNY’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The

TOB Trust may be collapsed without the consent of BNY upon the occurrence of termination events, as defined in the TOB Trust agreements, including if TOB Floaters that are tendered to the TOBs Liquidity Provider cannot be remarketed. Attempts to remarket tendered securities often failed during volatile market conditions in the past. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., BNY) whereas in other termination events, the TOB Floater and TOB Residual holders would be paid pro rata. If the proceeds upon liquidation of a TOB Trust, net of payment of fees, are less than the aggregate amount the TOB Residual and TOB Floater holders invested in the TOB Trust, BNY as a TOB Residual holder will realize a loss on its investment, particularly if the TOB Floater holders are paid before the TOB Residual holders. The risk of such a loss may be greater during volatile market conditions when it may be difficult to sell the bonds held by a TOB Trust.

TOB Trusts are typically supported by a TOBs Liquidity Provider that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a termination event). The tendered TOB Floaters are remarketed by a remarketing agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the TOBs Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the TOBs Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

BNY may invest in a TOB Trust on either a non-recourse or recourse basis. When BNY invests in TOB Trusts on a non-recourse basis, and the TOBs Liquidity Provider is required to make a payment under the liquidity facility, the TOBs Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the Liquidation Shortfall. If BNY invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which BNY is required to reimburse the TOBs Liquidity Provider the amount of any Liquidation Shortfall. As a result, if BNY invests in a recourse TOB Trust, BNY will bear the risk of loss with respect to any Liquidation Shortfall. If multiple BlackRock-Advised Funds participate in any such TOB Trust, these losses will be shared ratably, in proportion to their participation in the TOB Trust.

Under accounting rules, municipal bonds of BNY that are deposited into a TOB Trust are investments of BNY and are presented on BNY’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Trust are presented as liabilities in BNY’s Statement of Assets and Liabilities. Interest income from the underlying municipal bonds is recorded by BNY on an accrual basis. Interest expense incurred on the TOB Floaters and other BNY. In addition, under accounting rules, loans made to a TOB Trust sponsored by BNY may be presented as loans of BNY in BNY’s financial statements even if there is no recourse to BNY’s assets.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal bonds with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option. Since the tender option feature has a shorter term than the final maturity or first call date of the underlying municipal bonds deposited in the TOB Trust, the holder of the TOB Floaters relies upon the terms of the agreement with the financial institution furnishing the liquidity facility as well as the credit strength of that institution. The perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOB Trusts increases the risk associated with TOB Floaters. This in turn may reduce the desirability of TOB Floaters as investments, which could impair the viability or availability of TOB Trusts.

Rule 18f-4 under the 1940 Act permits BNY to enter into TOB Trust transactions and similar financing transactions (e.g., borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that BNY either (i) complies with the 300% asset coverage ratio applicable to senior securities representing indebtedness with respect to such transactions and any other borrowings in the aggregate, or (ii) treats such transactions as derivatives transactions under Rule 18f-4. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit BNY’s ability to enter into or manage TOB Trust transactions.

Credit Facility. BNY is permitted to leverage its portfolio by entering into one or more credit facilities. If BNY enters into a credit facility, BNY may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. BNY would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, BNY expects that any credit facility would contain covenants that, among other things, likely would limit BNY’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. BNY may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. BNY expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that BNY will enter into an agreement for a credit facility, or one on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, a credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares.

Derivatives. BNY may enter into derivative transactions that have leverage embedded in them. Derivative transactions that BNY may enter into and the risks associated with them are described elsewhere in this Proxy Statement and are also referred to as “Strategic Transactions.” BNY cannot assure you that investments in derivative transactions that have leverage embedded in them will result in a higher return on its common shares. Under Rule 18f-4 under the 1940 Act, among other things, BNY must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.

Temporary Borrowings. BNY may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

General

Common shareholders of each Fund are entitled to share pro rata in dividends declared by such Fund’s Board as payable to holders of the Fund’s common shares and in the net assets of the Fund available for distribution to holders of the common shares. Common shareholders do not have preemptive or conversion rights and each Fund’s common shares are not redeemable. Voting rights are similar for the common shareholders of each Fund. Common shareholders of each Fund are entitled to one vote for each Share held by them. Each Fund’s common shares do not have cumulative voting rights, which means that the holders of more than 50% of a Fund’s common shares voting for the election of Board Members can elect all of the Board Members standing for election by such holders, and, in such event, the holders of the Fund’s remaining common shares will not be able to elect any Board Members. The outstanding MHN, BNY and Acquiring Fund common shares are fully paid and non-assessable, except that the Board of BNY has the power to cause common shareholders to pay certain expenses of the Fund by setting off charges due from common shareholders from declared but unpaid dividends or distributions owed the common shareholders and/or by reducing the number of common shares owned by each respective common shareholder. Whenever preferred shares, including VRDP Shares, are outstanding, a Fund is limited in its ability to take certain actions with respect to holders of common shares or any other shares of the Fund ranking junior to or on a parity with the preferred shares, including that it may not declare a dividend or distribution to holders of common shares or any other shares of the Fund ranking junior to or on a parity with the preferred shares (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, common shares or other shares, if any, ranking junior to the preferred shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund) or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the VRDP Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund) unless (i) all accumulated dividends on preferred shares have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the tender and paying agent and (ii) the Fund has redeemed the full number of any shares of preferred required to be redeemed, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend (except a dividend payable in shares of common stock) or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Purchase and Sale of Common Shares

Purchase and sale procedures for the common shares of each of the Funds are identical. Each Fund has its common shares listed on the NYSE. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of each of the Funds through privately negotiated transactions with existing common shareholders. Set forth below is information about each Fund’s common shares as of June 30, 2025.

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
MHN	Common Shares	199,985,044	0	30,241,637
BNY	Common Shares	Unlimited	0	24,117,105
Acquiring Fund (MYN)	Common Shares	199,985,363	0	38,313,208

Common Share Price Data

The following tables set forth the high and low market prices for common shares of each Fund on the NYSE for each full quarterly period within each Fund’s two most recent fiscal years and each full quarter since the beginning of each Fund’s current fiscal year, if any, along with the NAV and discount or premium to NAV for each quotation.

MHN	Market Price				NAV				Premium/(Discount) to NAV
Period Ended	High		Low		High		Low		High	Low	Trading Volume
7/31/2025	$	[•]	$	[•]	$	[•]	$	[•]	[• ]%	[• ]%	[•]
4/30/2025		$10.58		$9.54		$11.77		$10.81	(10.11)%	(11.75)%	4,328,145
1/31/2025		$10.96		$10.23		$12.24		$11.67	(10.46)%	(12.34)%	4,536,728
10/31/2024		$11.18		$10.61		$12.30		$11.79	(9.11)%	(10.01)%	3,981,840
7/31/2024		$10.91		$10.30		$12.12		$11.80	(9.98)%	(12.75)%	2,737,895
4/30/2024		$10.76		$10.20		$12.31		$11.77	(12.59)%	(13.34)%	3,063,146
1/31/2024		$10.66		$9.01		$12.36		$10.62	(13.75)%	(15.16)%	4,857,625
10/31/2023		$10.42		$8.70		$12.06		$10.60	(13.60%	(17.92)%	4,134,407

BNY	Market Price				NAV				Premium/(Discount) to NAV
Period Ended	High		Low		High		Low		High	Low	Trading Volume
7/31/2025	$	[•]	$	[•]	$	[•]	$	[•]	[• ]%	[• ]%	[•]
4/30/2025		$10.60		$9.63		$11.71		$10.95	(9.48)%	(12.05)%	2,921,371
1/31/2025		$10.83		$10.13		$12.20		$11.63	(11.23)%	(12.90)%	4,121,125
10/31/2024		$11.07		$10.57		$12.26		$11.76	(9.71)%	(10.12)%	3,241,439
7/31/2024		$10.90		$10.43		$12.07		$11.78	(9.73)%	(11.49)%	2,392,851
4/30/2024		$10.68		$10.28		$12.27		$11.81	(12.96)%	(12.96)%	2,695,858
1/31/2024		$10.65		$8.87		$12.33		$10.46	(13.63)%	(15.20)%	3,752,012
10/31/2023		$10.39		$8.66		$11.97		$10.43	(13.20)%	(16.97)%	3,007,855

Acquiring Fund (MYN)	Market Price				NAV				Premium/(Discount) to NAV
Period Ended	High		Low		High		Low		High	Low	Trading Volume
7/31/2025	$	[•]	$	[•]	$	[•]	$	[•]	[• ]%	[• ]%	[•]
4/30/2025		$10.28		$9.36		$11.39		$10.48	(9.75)%	(10.69)%	6,216,489
1/31/2025		$10.69		$10.01		$11.85		$11.29	(9.79)%	(11.34)%	6,819,894
10/31/2024		$10.82		$10.25		$11.91		$11.44	(9.15)%	(10.40)%	5,780,778
7/31/2024		$10.60		$10.05		$11.74		$11.44	(9.75)%	(12.15)%	4,330,299
4/30/2024		$10.61		$10.04		$11.92		$11.43	(10.99)%	(12.16)%	4,681,049
1/31/2024		$10.44		$8.72		$11.97		$10.28	(12.78)%	(15.18)%	7,175,300
10/31/2023		$10.08		$8.48		$11.64		$10.26	(13.40)%	(17.35)%	5,535,789

For the periods shown in the tables above, the common shares of MHN, BNY and the Acquiring Fund have traded at a discount.

The common shares of each Fund have historically traded at a discount. The table below sets forth the market price, NAV, and the premium/discount to NAV of each Fund as of [•], 2025.

Fund	Market Price	NAV	Premium/(Discount) to NAV
MHN	$[•]	$[•]	[•]%
BNY	$[•]	$[•]	[•]%
MYN	$[•]	$[•]	[•]%

To the extent MHN or BNY’s common shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of its Merger, MHN or BNY’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. To the extent MHN or BNY’s common shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of its Merger, MHN or BNY’s common shareholders may be negatively impacted if its Merger is consummated. Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Merger discount (or premium) of the Acquiring Fund common shares improves.

There can be no assurance that, after the Mergers, common shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the common shares of any individual Fund prior to the Mergers. Upon consummation of the Mergers, the Combined Fund common shares may trade at a price that is less than the current market price of Acquiring Fund common shares. In the Mergers, common shareholders of MHN and BNY will receive Acquiring Fund common shares based on the relative NAVs (not the market values) of the respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of each respective Fund prior to the Mergers.

If the Merger(s) are approved by shareholders, effective upon the closing of the Merger(s), the Combined Fund will adopt the Discount Management Program under which the Combined Fund will, beginning in 2026, intend to offer to purchase a minimum of 5% of its outstanding common shares, subject to the Board’s discretion, at a price equal to 98% of NAV per common share via annual tender offer if the Combined Fund’s common shares trade at an average daily discount to NAV of more than 10.00% during a measurement period beginning on January 1st and concluding on September 30th of each calendar year. Even if a tender offer is triggered under the Discount Management Program, there is no guarantee that Combined Fund shareholders will be able to sell all of the shares that they desire to sell in any particular tender offer and there can be no assurances as to the effect that the Discount Management Program will have on the market for the Combined Fund’s shares or the discount at which the Combined Fund’s shares may trade relative to its NAV.

Common Share Dividend History

[During the two most recent fiscal years, each Fund has made monthly cash distributions to holders of the Fund’s common shares and the aggregate amount of distributions declared during this period by the Acquiring Fund, MHN and BNY was $[•], $[•] and $[•] per common share, respectively. Whenever preferred shares, including VRDP Shares are outstanding, a Fund may not declare a dividend or distribution to common shareholders (other than a distribution in common shares of the Fund) or purchase its common shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.]

Record Holders of Common Shares

As of [•], 2025, each Fund had the following number of common shareholders:

Title of Class	Number of MHN Record Holders	Number of BNY Record Holders	Number of MYN Record Holders
Common Stock	[•]	[•]	[•]

EXPENSE TABLE FOR COMMON SHAREHOLDERS

The purpose of the comparative fee table below is to assist shareholders of each Fund in understanding the various costs and expenses of investing in common shares of each Fund and Combined Fund. The information in the table reflects (i) the fees and expenses of each Target Fund and the Acquiring Fund (unaudited), (ii) the pro forma expenses of the Combined Fund assuming only the Merger of BNY into the Acquiring Fund had taken place on February 1, 2024, and (iii) the pro forma expenses of the Combined Fund assuming all of the Mergers had taken place on February 1, 2024. The fees and expenses for the Funds are estimated for the fiscal year ended July 31, 2025 and are based on actual fees and expenses incurred by the Funds for the twelve-month period ended January 31, 2025.

The level of expense savings (or increases) will vary depending upon the combination of the Funds in the Mergers and the resulting size of the Combined Fund, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized. Because each of the Mergers may occur whether or not the other Merger is approved, several combinations are possible. The scenarios presented illustrate the pro forma effects on operating expenses for all possible combinations.

	MHN	BNY	Acquiring Fund (MYN)	Combined Fund (BNY into MYN)	Combined Fund (MHN and BNY into MYN)
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares(1)	[•]%	[•]%	[•]%	[•]%	[•]%
Dividend Reinvestment Plan Fees(2)	$0.02 per share for open market purchases of common shares	$0.15 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares
Dividend Reinvestment Plan Sale Transaction Fee(2)	—	$2.50	—	—	—
Investment Management Fees(3)(4)	0.92%	0.89%	0.79%	0.80%	0.81%
Other Expenses(5)	0.24%	0.24%	0.09%	0.12%	0.13%
Interest Expense(6)	2.69%	2.50%	2.34%	2.41%	2.50%
Acquired Fund Fees and Expenses	0.01%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses(6)	3.86%	3.63%	3.22%	3.33%	3.44%

(1)	No sales load will be charged in connection with the issuance of Acquiring Fund common shares as part of the Mergers. Common shares are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.
(2)

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Participants in MHN and the Acquiring Fund that request a sale of shares are subject to a $0.02 per share sold brokerage commission. Participants in BNY that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. See “Automatic Dividend Reinvestment Plan.”

(3)	MHN currently pays the Investment Advisor a monthly fee at an annual rate equal to 0.55% of the average daily value of its net assets. The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual rate equal to 0.50% of its average daily value of its net assets. For purposes of calculating these fees, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred shares (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV. BNY currently pays the Investment Advisor a monthly fee at an annual rate equal to 0.55% of the average weekly value of its managed assets. For the purposes of calculating these fees, for BNY, “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes). If the Mergers are consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.50% of the average daily value of net assets (as defined above) of the Combined Fund.
(4)	Each Fund and the Investment Advisor have entered into a fee waiver agreement (previously defined as the “Fee Waiver Agreement”), pursuant to which the Investment Advisor has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds (“ETFs”) managed by the Investment Advisor or its affiliates and other exchange-traded products sponsored by the Investment Advisor or its affiliates, in each case that have a contractual management fee, through June 30, 2027 (previously defined as the “Affiliated Mutual Fund and ETF Waiver”). In addition, pursuant to the Fee Waiver Agreement, the Investment Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees each Fund pays to the Investment Advisor indirectly through its investment in money market funds advised by the Investment Advisor or its affiliates, through June 30, 2027 (previously defined as the “Affiliated Money Market Fund Waiver” and together with the Affiliated Mutual Fund and ETF Waiver, the “Affiliated Fund Waiver”). The Fee Waiver Agreement may be continued from year to year thereafter, provided that such continuance is specifically approved by the Investment Advisor and each Fund (including by a majority of each Fund’s Independent Board Members). Neither the Investment Advisor nor the Funds are obligated to extend the Fee Waiver Agreement. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by each Fund (upon the vote of a majority of the Independent Board Members or a majority of the outstanding voting securities of each Fund), upon 90 days’ written notice by each Fund to the Investment Advisor
(5)	Other Expenses do not include extraordinary expenses incurred by the Fund. If included, Other Expenses would have been 0.31% for MHN, 0.34% for BNY, and 0.16% for MYN.
(6)	The total expense table includes interest expense associated with the Funds’ investments in TOBs (also known as “inverse floaters”). Although such interest expense is actually paid by special purpose vehicles in which the Funds invest, they are recorded on the Funds’ financial statements for accounting purposes. The total expense table also includes, in interest expense, dividends associated with the VRDP Shares because the VRDP Shares are considered debt of the Funds for financial reporting purposes.

Each Fund uses leverage to seek to enhance its returns to common shareholders. This leverage generally takes two forms: the issuance of preferred shares and investment in TOBs.

Both forms of leverage benefit common shareholders if the cost of the leverage is lower than the returns earned by a Fund when it invests the proceeds from the leverage. In order to help you better understand the costs associated with the Funds’ leverage strategy, the Total Annual Fund Operating Expenses (excluding leverage expenses and extraordinary expenses) for the Funds are presented below:

MHN	BNY	Acquiring Fund (MYN)	Pro forma Combined Fund (BNY into MYN)	Pro forma Combined Fund (MHN and BNY into MYN)
1.03%	1.01%	0.88%	0.87%	0.86%

The following example is intended to help you compare the costs of investing in the common shares of the Combined Fund pro forma if (i) only the BNY Merger is completed, and (ii) all of the Mergers are completed with the costs of investing in MHN, BNY, and the Acquiring Fund without the Mergers. An investor in common shares would pay the following expenses on a $1,000 investment, assuming (1) the “Total Annual Fund Operating Expenses” for each Fund set forth in the total expenses table above, and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
MHN	$39	$118	$199	$409
BNY	$37	$111	$188	$389
Acquiring Fund (MYN)	$32	$99	$168	$352
Pro forma Combined Fund (BNY into MYN)	$34	$102	$174	$362
Pro forma Combined Fund (MHN and BNY into MYN)	$35	$106	$179	$372

The examples set forth above assume common shares of each Fund were owned as of the completion of the Mergers and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

Common shareholders of each Fund will indirectly bear all or a portion of the costs of the Mergers. The expenses of the Mergers are estimated to be approximately $322,000 for MHN and $367,000 for BNY. For the Acquiring Fund, the expenses of the applicable Mergers are estimated to be approximately $307,000. The actual costs associated with the Mergers may be more or less than the estimated costs discussed herein.

VRDP Holders are not expected to bear any costs of the Mergers.

CAPITALIZATION TABLE

The Board of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the Board of such Fund. The tables below set forth (i) the capitalization of MHN and the Acquiring Fund as of July 31, 2025 and the pro forma capitalization of the Combined Fund assuming only the MHN Merger was consummated as of July 31, 2025, (ii) the capitalization of BNY and the Acquiring Fund as of July 31, 2025 and the pro forma capitalization of the Combined Fund assuming only the BNY Merger was consummated as of July 31, 2025, and (iii) the capitalization of the Funds as of July 31, 2025 and the pro forma capitalization of the Combined Fund assuming all of the Mergers were consummated as of July 31, 2025.

Capitalization of MHN and MYN as of July 31, 2025 and pro forma capitalization of the Combined Fund assuming only the MHN Merger as of July 31, 2025 is consummated (unaudited)

	MHN		Acquiring Fund (MYN)		Adjustments			Pro forma Combined Fund (MHN into MYN)
Net Assets Attributable to:
Common Shares(1)	$	[•]	$	[•]	$	[	•](2)	$	[•]
VRDP Shares	$	[•]	$	[•]		—		$	[•]
Shares Outstanding
Common Shares		[•]		[•]		[	•](3)		[•]
VRDP Shares		[•]		[•]		—			[•]
NAV per Common Share	$	[•]	$	[•]	$	[	•]	$	[•]
Liquidation Preference per VRDP Share		$100,000		$100,000		—			$100,000

(1)	Based on the number of outstanding common shares as of July 31, 2025.
(2)	Reflects non-recurring aggregate estimated Merger expenses of $[•], of which $[•] was attributable to MHN and $[•] was attributable to the Acquiring Fund. The actual costs associated with the Mergers may be more or less than the estimated costs discussed herein.
(3)	Reflects adjustments due to differences in per common share NAV.

Capitalization of BNY and MYN as of July 31, 2025 and pro forma capitalization of the Combined Fund assuming only the BNY Merger is consummated as of July 31, 2025 (unaudited)

	BNY		Acquiring Fund (MYN)		Adjustments			Pro forma Combined Fund (BNY into MYN)
Net Assets Attributable to:
Common Shares(1)	$	[•]	$	[•]	$	[	•](2)	$	[•]
VRDP Shares	$	[•]	$	[•]		—		$	[•]
Shares Outstanding
Common Shares		[•]		[•]		[	•](3)		[•]
VRDP Shares		[•]		[•]		—			[•]
NAV per Common Share	$	[•]	$	[•]	$	[	•]	$	[•]
Liquidation Preference per VRDP Share		$100,000		$100,000		—			$100,000

(1)	Based on the number of outstanding common shares as of July 31, 2025.
(2)	Reflects non-recurring aggregate estimated Merger expenses of $[•], of which $[•] was attributable to BNY and $[•] was attributable to the Acquiring Fund. The actual costs associated with the Mergers may be more or less than the estimated costs discussed herein.
(3)	Reflects adjustments due to differences in per common share NAV.

Capitalization of each Fund as of July 31, 2025 and pro forma capitalization of the Combined Fund assuming all Mergers are consummated as of July 31, 2025 (unaudited)

	MHN		BNY		Acquiring Fund (MYN)		Adjustments			Pro forma Combined Fund (MHN and BNY into MYN)
Net Assets Attributable to:
Common Shares(1)	$	[•]	$	[•]	$	[•]	$	[	•]2)	$	[•]
VRDP Shares	$	[•]	$	[•]	$	[•]		—		$	[•]
Shares Outstanding
Common Shares		[•]		[•]		[•]		[	•](3)		[•]
VRDP Shares		[•]		[•]		[•]		—			[•]
NAV per Common Share	$	[•]	$	[•]	$	[•]	$	[	•]	$	[•]
Liquidation Preference per VRDP or VMTP Share		$100,000		$100,000		$100,000		—			$100,000

(1)	Based on the number of outstanding common shares as of July 31, 2025.
(2)	Reflects non-recurring aggregate estimated Merger expenses of $[•], of which $[•] was attributable to MHN, $[•] was attributable to BNY, and $[•] was attributable to the Acquiring Fund. The actual costs associated with the Mergers may be more or less than the estimated costs discussed herein.
(3)	Reflects adjustments due to differences in per common share NAV.

FINANCIAL HIGHLIGHTS

BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

The Financial Highlights table is intended to help you understand MHN’s financial performance for the periods shown. Certain information reflects the financial results for a single common share of MHN. The total returns in the table represent the rate an investor would have earned or lost on an investment in MHN (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six-month period ended January 31, 2025 is unaudited. The information for the remaining periods shown has been audited by [•], MHN’s independent registered public accounting firm. Financial statements for the fiscal year ended July 31, 2024 and the Report of the Independent Registered Public Accounting Firm thereon appear in MHN’s Annual Report for the fiscal year ended July 31, 2024, and financial statements for the six-month period ended January 31, 2025 appear in MHN’s most recent Semi-Annual Report, each of which is available upon request.

Please see next page for Financial Highlights Table

MHN Financial Highlights

(For a share outstanding throughout each period)

	MHN
	Six Months Ended 01/31/25 (unaudited)		Year Ended 07/31/24		Year Ended 07/31/23	Period from 09/01/21 to 07/31/22		Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of period	$12.10		$12.12		$12.58	$15.21		$14.92	$15.31	$14.27
Net investment income(a)	0.21		0.38		0.41	0.51		0.63	0.60	0.55
Net realized and unrealized gain (loss)	(0.33)		0.08		(0.43)	(2.56)		0.31	(0.43)	1.02
Net increase (decrease) from investment operations	(0.12)		0.46		(0.02)	(2.05)		0.94	0.17	1.57
Distributions to Common Shareholders(b)
From net investment income	(0.29	)(c)	(0.42)		(0.37)	(0.58)		(0.65)	(0.56)	(0.53)
Return of capital	—		(0.06)		(0.07)	—		—	—	—
Total distributions to Common Shareholders	(0.29)		(0.48)		(0.44)	(0.58)		(0.65)	(0.56)	(0.53)
Net asset value, end of period	$11.69		$12.10		$12.12	$12.58		$15.21	$14.92	$15.31
Market price, end of period	$10.38		$10.77		$10.44	$11.23		$14.74	$13.79	$13.74
Total Return Applicable to Common Shareholders(d)
Based on net asset value	(0.73	)%(e)	4.61%		0.53%	(13.49	)%(e)	6.70%	1.54%	11.88%
Based on market price	(0.97	)%(e)	8.09%		(3.00)%	(20.31	)%(e)	11.88%	4.57%	16.02%
Ratios to Average Net Assets Applicable to Common Shareholders(f)
Total expenses	3.76	%(g)	4.12	%(h)	3.52%	1.78	%(g)	1.57%	2.15%	2.62%
Total expenses after fees waived and/or reimbursed	3.67	%(g)	4.01	%(h)	3.43%	1.70	%(g)	1.51%	2.09%	2.55%
Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(i)(j)	1.19	%(g)	1.00	%(h)	0.95%	0.94	%(g)	0.95%	0.94%	0.94%
Net investment income to Common Shareholders	3.53	%(g)	3.20%		3.47%	4.05	%(g)	4.17%	4.03%	3.82%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$353,527		$366,016		$370,134	$391,737		$473,389	$464,504	$476,549

	MHN
	Six Months Ended 01/31/25 (unaudited)		Year Ended 07/31/24		Year Ended 07/31/23		Period from 09/01/21 to 07/31/22		Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$243,600		$243,600		$243,600		$243,600		$243,600		$243,600		$243,600
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$243,798	(k)	$248,878	(k)	$247,532	(k)	$239,843	(k)	$294,330	(l)	$290,683	(l)	$295,628	(l)
TOB Trust Certificates, end of period (000)	$2,250		$2,250		$7,284		$36,527		$56,376		$63,384		$55,899
Asset coverage per $1,000 of TOB Trust Certificates, end of period(m)	$266,281		$271,826		$85,220		$18,386		N/A		N/A		N/A
Portfolio turnover rate	16%		44%		43%		29%		14%		10%		23%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 4.05%, 3.94% and 0.93%, respectively.
(i)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(j)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 01/31/25 (unaudited)	Year Ended 07/31/24	Year Ended 07/31/23	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19
Expense ratios	0.93%	0.99%	0.94%	0.93%	0.94%	0.93%	0.93%

(k)	Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.
(l)	Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.
(m)	Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

	MHN
	Year Ended August 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$14.93	$15.69	$14.81	$14.98	$13.14

Net investment income(a)	0.60	0.69	0.75	0.80	0.83
Net realized and unrealized gain (loss)	(0.64)	(0.75)	0.91	(0.15)	1.88

Net increase (decrease) from investment operations	(0.04)	(0.06)	1.66	0.65	2.71

Distributions to Common Shareholders from net investment income(b)	(0.62)	(0.70)	(0.78)	(0.82)	(0.87)

Net asset value, end of year	$14.27	$14.93	$15.69	$14.81	$14.98

Market price, end of year	$12.35	$14.36	$15.04	$13.65	$13.64

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.22%	0.04%	11.63%	4.88%	21.74%

Based on market price	(9.82)%	0.37%	16.10%	6.16%	15.15%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.45%	2.13%	1.68%	1.58%	1.66%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.36%	2.05%	1.62%	1.52%	1.59%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)(e)	0.94%	0.96%	0.95%	0.95%	1.22%

Net investment income to Common Shareholders	4.15%	4.65%	4.91%	5.35%	5.86%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$444,369	$464,818	$488,318	$461,159	$466,412

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$243,600	$243,600	$243,600	$243,600	$243,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$282,417	$290,812	$300,459	$289,310	$291,466

Borrowings outstanding, end of year (000)	$64,262	$70,007	$76,443	$53,308	$51,890

Portfolio turnover rate	15%	17%	13%	19%	16%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

(e)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Year Ended August 31,
	2018	2017	2016	2015	2014
Expense ratios	0.94%	0.95%	0.94%	0.94%	0.95%

BlackRock New York Municipal Income Trust (BNY)

The Financial Highlights table is intended to help you understand BNY’s financial performance for the periods shown. Certain information reflects the financial results for a single common share of BNY. The total returns in the table represent the rate an investor would have earned or lost on an investment in BNY (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six-month period ended January 31, 2025 is unaudited. The information for the remaining periods shown has been audited by [•], BNY’s independent registered public accounting firm. Financial statements for the fiscal year ended July 31, 2024 and the Report of the Independent Registered Public Accounting Firm thereon appear in BNY’s Annual Report for the fiscal year ended July 31, 2024, and financial statements for the six-month period ended January 31, 2025 appear in BNY’s most recent Semi-Annual Report, each of which is available upon request.

Please see next page for Financial Highlights Table

BNY Financial Highlights

(For a share outstanding throughout each period)

	BNY
	Six Months Ended 01/31/25 (unaudited)		Year Ended 07/31/24		Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21		Year Ended 07/31/20
Net asset value, beginning of year	$12.05		$12.05		$12.51	$15.30	$15.09		$15.09

Net investment income(a)	0.21		0.37		0.40	0.57	0.66		0.61
Net realized and unrealized gain (loss)	(0.34)		0.10		(0.43)	(2.73)	0.28		(0.05)

Net increase (decrease) from investment operations	(0.13)		0.47		(0.03)	(2.16)	0.94		0.56

Distributions to Common Shareholders(b)
From net investment income	(0.29	)(c)	(0.41)		(0.36)	(0.63)	(0.73)		(0.56
Return of capital	—		(0.06)		(0.07)	—	—		—

Total distributions to Common Shareholders	(0.29)		(0.47)		(0.43)	(0.63)	(0.73)		(0.56)

Net asset value, end of year	$11.63		$12.05		$12.05	$12.51	$15.30		$15.09

Market price, end of year	$10.36		$10.71		$10.35	$11.46	$15.49		$14.10

Total Return Applicable to Common Shareholders(d)
Based on net asset value	(0.83	)%(e)	4.62%		0.46%	(14.24)%	6.55%		4.12%

Based on market price	(0.61	)%(e)	8.26%		(5.81)%	(22.40)%	15.45%		6.30%

Ratios to Average Net Assets Applicable to Common Shareholders(f)
Total expenses	3.54	%(g)	3.93	%(h)	3.40%	1.78%	1.74	%(i)	2.36%

Total expenses after fees waived and/or reimbursed	3.53	%(g)	3.89	%(h)	3.40%	1.78%	1.74	%(i)	2.36%

	BNY
	Six Months Ended 01/31/25 (unaudited)		Year Ended 07/31/24		Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21		Year Ended 07/31/20
Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(j)(k)	1.21	%(g)	1.10	%(h)	1.03%	1.03%	1.16	%(i)	1.16%

Net investment income to Common Shareholders	3.46	%(g)	3.13%		3.37%	4.12%	4.35%		4.06%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$280,558		$290,554		$292,957	$308,308	$376,645		$195,844

VRDP Shares outstanding at $ 100,000 liquidation value, end of year (000)	$179,400		$179,400		$179,400	$179,400	$179,400		$—

Asset coverage per VRDP Shares at $ 100,000 liquidation value, end of year	$255,150	(l)	$260,678	(l)	$258,872 (l)	$237,449 (l)	$309,947	(m)	$—

VMTP Shares outstanding at $ 100,000 liquidation value, end of year (000)	$—		$—		$—	$—	$—		$94,500

Asset coverage per VMTP Shares at $ 100,000 liquidation value, end of year	$—		$—		$—	$—	$—		$307,243 (m)

TOB Trust Certificates, end of year (000)	$1,430		$1,430		$4,998	$44,907	$72,907		$42,523

Asset coverage per $ 1,000 of TOB Trust Certificates, end of year(n)	$322,439		$329,422		$95,444	$11,853	N/A		N/A

Portfolio turnover rate	16%		43%		37%	35%	12%		17%

(a)	Based on average common shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)	Annualized.
(h)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 3.82%, 3.78% and 0.99%, respectively.
(i)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 1.69%, 1.69% and 1.11%, respectively.
(j)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(k)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 01/31/25	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(unaudited)	07/31/24	07/31/23	07/31/22	07/31/21	07/31/20
Expense ratios	0.99%	1.09%	1.02%	1.02%	1.16%	1.16%

(l)	Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.
(m)	Calculated by subtracting the Fund’s total liabilities (not including VRDP/VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP/VMTP Shares, and by multiplying the results by 100,000.
(n)	Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

(For a share outstanding throughout each period)

	BNY
	Year Ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$14.52	$15.04	$15.94	$14.97	$14.68

Net investment income(a)	0.58	0.60	0.67	0.75	0.79
Net realized and unrealized gain (loss)	0.52	(0.48)	(0.85)	1.02	0.33

Net increase (decrease) from investment operations	1.10	0.12	(0.18)	1.77	1.12

Distributions to Common Shareholders from net investment income(b)	(0.53)	(0.64)	(0.72)	(0.80)	(0.83)

Net asset value, end of year	$15.09	$14.52	$15.04	$15.94	$14.97

Market price, end of year	$13.81	$12.53	$15.37	$16.71	$14.54

Total Return Applicable to Common Shareholders(c)
Based on net asset value	8.33%	1.13%	(0.93)%	12.13%	8.00%

Based on market price	14.88%	(14.61)%	(3.43)%	21.02%	11.67%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.73%	2.45%	2.15%	1.75%	1.73%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.73%	2.45%	2.14%	1.75%	1.73%

	BNY
	Year Ended July 31,
	2019	2018	2017	2016	2015
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	1.14%	1.12%	1.12%	1.11%	1.12%

Net investment income to Common Shareholders	3.98%	4.06%	4.45%	4.89%	5.24%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$195,868	$188,452	$195,029	$206,414	$193,299

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$94,500	$94,500	$94,500	$94,500	$94,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$307,268	$299,420	$306,379	$318,428	$304,549

Borrowings outstanding, end of year (000)	$35,517	$31,865	$32,047	$31,780	$28,961

Portfolio turnover rate	23%	9%	16%	14%	11%

(a)	Based on average common shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

BlackRock MuniYield New York Quality Fund, Inc. (MYN)

The Financial Highlights table is intended to help you understand the Acquiring Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single common share of the Acquiring Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Acquiring Fund (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six-month period ended January 31, 2025 is unaudited. The information for the remaining periods shown has been audited by [•], the Acquiring Fund’s independent registered public accounting firm. Financial statements for the fiscal year ended July 31, 2024 and the Report of the Independent Registered Public Accounting Firm thereon appear in the Acquiring Fund’s Annual Report for the fiscal year ended July 31, 2024, and financial statements for the six-month period ended January 31, 2025 appear in the Acquiring Fund’s most recent Semi-Annual Report, each of which is available upon request.

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The Acquiring Fund (MYN) Financial Highlights

(For a share outstanding throughout each period)

	MYN
	Six Months Ended 01/31/25 (unaudited)		Year Ended 07/31/24		Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20
Net asset value, beginning of year	$11.73		$11.70		$12.12	$14.73	$14.52	$14.38

Net investment income(a)	0.21		0.37		0.39	0.52	0.60	0.56
Net realized and unrealized gain (loss)	(0.33)		0.14		(0.39)	(2.53)	0.22	0.10

Net increase (decrease) from investment operations	(0.12)		0.51		—	(2.01)	0.82	0.66

Distributions to Common Shareholders(b)
From net investment income	(0.29	)(c)	(0.41)		(0.37)	(0.60)	(0.61)	(0.52)
Return of capital	—		(0.07)		(0.05)	—	—	—

Total distributions to Common Shareholders	(0.29)		(0.48)		(0.42)	(0.60)	(0.61)	(0.52)

Net asset value, end of year	$11.32		$11.73		$11.70	$12.12	$14.73	$14.52

Market price, end of year	$10.10		$10.58		$10.08	$10.94	$14.56	$13.26

Total Return Applicable to Common Shareholders(d)
Based on net asset value	(0.75	)%(e)	5.14%		0.64%	(13.74)%	6.10%	5.11%

Based on market price	(1.82	)%(e)	10.07%		(3.94)%	(21.23)%	14.84%	4.65%

Ratios to Average Net Assets Applicable to Common Shareholders(f)
Total expenses	3.24	%(g)	3.57	%(h)	3.07%	1.59%	1.47%	2.05%

Total expenses after fees waived and/or reimbursed	3.21	(g)	3.54	%(h)	3.07%	1.59%	1.47%	2.05%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(i)(j)	0.84	%(g)	0.93	%(h)	0.89%	1.24%	1.27%	1.21%

Net investment income to Common Shareholders	3.59	%(g)	3.26%		3.42%	3.91%	4.17%	3.91%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$433,597		$449,341		$452,980	$479,869	$583,221	$574,856

	MYN
	Six Months Ended 01/31/25 (unaudited)		Year Ended 07/31/24		Year Ended 07/31/23		Year Ended 07/31/22		Year Ended 07/31/21		Year Ended 07/31/20
VRDP Shares outstanding at $ 100,000 liquidation value, end of year (000)	$247,700		$247,700		$247,700		$247,700		$247,700		$247,700

Asset coverage per VRDP Shares at $ 100,000 liquidation value, end of year	$266,352	(k)	$272,392	(k)	$269,699	(k)	$256,882	(k)	$335,455	(l)	$332,077	(l)

TOB Trust Certificates, end of year (000)	$12,950		$12,950		$19,231		$58,179		$103,573		$111,089

Asset coverage $1,000 of TOB Trust Certificates, end of year(m)	$53,595		$54,810		$37,423		$13,502		N/A		N/A

Portfolio turnover rate	15%		43%		40%		31%		11%		11%

(a)	Based on average common shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 3.50%, 3.47% and 0.86%, respectively.
(i)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(j)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 01/31/25	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(unaudited)	07/31/24	07/31/23	07/31/22	07/31/21	07/31/20
Expense ratios	0.84%	0.93%	0.89%	0.88%	0.90%	0.89%

(k)	Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.
(l)	Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.
(m)	Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

(For a share outstanding throughout each period)

	MYN
	Year Ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$13.74	$14.25	$15.07	$14.16	$14.09

Net investment income(a)	0.52	0.58	0.64	0.70	0.75
Net realized and unrealized gain (loss)	0.63	(0.50)	(0.81)	0.94	0.09

Net increase (decrease) from investment operations	1.15	0.08	(0.17)	1.64	0.84

Distributions to Common Shareholders from net investment income(b)	(0.51)	(0.59)	(0.65)	(0.73)	(0.77)

Net asset value, end of year	$14.38	$13.74	$14.25	$15.07	$14.16

Market price, end of year	$13.19	$11.89	$13.26	$14.40	$13.13

Total Return Applicable to Common Shareholders(c)
Based on net asset value	9.15%	1.07%	(0.69)%	12.19%	6.54%

Based on market price	15.69%	(6.00)%	(3.29)%	15.60%	9.52%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.45%	2.19%	1.93%	1.51%	1.44%

Total expenses after fees waived and/or reimbursed	2.45%	2.19%	1.93%	1.50%	1.44%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, and amortization of offering costs(d)	1.08%	0.91%	0.92%	0.89%	0.89%

Net investment income to Common Shareholders	3.80%	4.11%	4.52%	4.79%	5.22%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$569,102	$543,772	$564,202	$596,528	$560,372

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$247,700	$247,700	$247,700	$247,700	$247,700

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$329,755	$319,528	$327,776	$340,827	$326,230

Borrowings outstanding, end of year (000)	$104,473	$113,020	$113,374	$112,712	$93,113

Portfolio turnover rate	19%	14%	13%	15%	20%

(a)	Based on average common shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

FINANCIAL STATEMENTS

The financial statements of each of BNY, MHN, and the Acquiring Fund for the fiscal year ended July 31, 2024 are incorporated by reference herein to each of BNY’s, MHN’s and the Acquiring Fund’s annual report filed on Form N-CSR on October 3, 2024. The financial statements of each of BNY, MHN, and the Acquiring Fund for the fiscal period ended January  31, 2025 are incorporated by reference herein to each of BNY’s, MHN’s and the Acquiring Fund’s semi-annual report filed on Form N-CSR on April 7, 2025.

SUPPLEMENTAL FINANCIAL STATEMENTS

A table showing the fees of the Acquiring Fund and each Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Merger, is included in the section entitled “Expense Table for Common Shareholders” of this Proxy Statement.

[Each Merger will not result in a material change to the respective Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of each Target Fund modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to a Target Fund’s portfolio in advance of the respective Merger and/or the Acquiring Fund’s portfolio following the Merger (determined as if the Merger had occurred as of [•], 2025).

There are no material differences in the accounting, taxation and valuation policies of each Target Fund as compared to those of the Acquiring Fund.]

CERTAIN PROVISIONS OF THE AGREEMENT AND DECLARATION OF TRUST, CHARTERS AND BYLAWS

Each of BNY’s Agreement and Declaration of Trust, and MHN’s and the Acquiring Fund’s charter and each Fund’s Amended and Restated Bylaws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the applicable Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third-party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

Certain Provisions in the Agreement and Declaration of Trust or Charter of Each Fund

The Board of each Fund is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Board Members for each Fund is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of each Fund.

For MHN and the Acquiring Fund, a Board Member may be removed with or without cause, but only by action taken by the holders of at least sixty-six and two-thirds percent (66 2⁄3%) of the shares of capital stock then entitled to vote in an election to fill that directorship. For BNY, a Board Member may be removed for cause only, and not without cause, and only by action taken by a majority of the remaining Board Members, followed by the holders of at least seventy five percent (75%) of the shares then entitled to vote in an election of such Board Member.

Each Fund’s outstanding preferred shares, including VRDP Shares, voting together as a class, to the exclusion of the holders of all other securities and classes of shares of such Fund, are entitled to elect two Board Members of such Fund at all times.

For MHN and the Acquiring Fund, each of the Fund’s charters provide that, a favorable vote of the holders of at least sixty-six and two-thirds percent (66 2⁄3%) of the outstanding shares of capital stock of the Fund entitled to be voted on the matter shall be required to approve, adopt or authorize (i) a merger or consolidation or statutory share exchange of MHN or the Acquiring Fund with any other corporation, (ii) a sale of all or substantially all of the assets of MHN or the Acquiring Fund (other than in the regular course of its investment activities), or (iii) a liquidation or dissolution of MHN or the Acquiring Fund, unless such action has previously been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number the Board Members fixed in accordance with the bylaws of the MHN or the Acquiring Fund, in which case the affirmative vote of the holders of a majority of the outstanding shares of capital stock of MHN or the Acquiring Fund entitled to vote thereon shall be required. For BNY, BNY’s Agreement and Declaration of Trust generally provides that BNY may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of BNY’s property, including BNY’s good will, upon such terms and conditions and for such consideration when and as authorized by two-thirds of the Board Members and approved by a 1940 Act Majority.

With respect to MHN and the Acquiring Fund, Subtitle 8 of Title 3 of the Maryland General Corporation Law permits a Maryland corporation with a class of equity securities registered under the Securities and Exchange Act of 1934, as amended, and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors, as documented pursuant to the filing of articles supplementary, and notwithstanding any contrary provision in the charter or bylaws, to certain statutory provisions, including a provision requiring that a vacancy on the board that results from an increase in the size of the Board or the death, resignation or removal of a director be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred. Pursuant to Subtitle 8 and by amendment to the bylaws and filing of articles supplementary, the Boards of MHN and the Acquiring Fund elected to be subject to such provision.

The Board of each Fund has determined that the voting requirements described above are in the best interests of shareholders of their Fund generally. Reference should be made to the Agreement and Declaration of Trust or charter of each Fund, as applicable, on file with the SEC for the full text of these provisions.

Certain Provisions in the Bylaws of Each Fund

Each Fund’s bylaws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at an annual meeting of shareholders. Notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 120 calendar days nor more than 150 calendar days prior to the anniversary date of the prior year’s annual meeting (subject to certain exceptions). Any notice by a shareholder must be accompanied by certain information as provided in the bylaws. Reference should be made to each Fund’s bylaws on file with the SEC for the full text of these provisions.

GOVERNING LAW

MHN was incorporated as a Maryland corporation governed by the laws of the State of Maryland on April 24, 1997, and commenced operations on September 19, 1997.

BNY was formed as a Delaware statutory trust governed by the Delaware Statutory Trust Act on March 30, 2001, and commenced operations on July 27, 2001.

The Acquiring Fund was incorporated as a Maryland corporation governed by the laws of the State of Maryland on December 17, 1991, and commenced operations on March 16, 1992.

In general, a Delaware statutory trust provides greater flexibility with respect to procedural matters and a corporation provides greater certainty with respect to limitation of personal liability. Under the Delaware Statutory Trust Act, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware. However, there is a remote possibility that shareholders of a Delaware statutory trust could, under certain circumstances be held liable for the Delaware statutory trust’s liabilities to the extent the courts of another state refused to recognize such limited liability in a controversy involving a Delaware statutory trust’s obligations. BNY’s governing document disclaims shareholder liability for acts or obligations of such Fund. Thus, a Delaware statutory trust shareholder’s risk of incurring financial loss due to shareholder liability is limited to circumstances in which a court refuses to recognize the Delaware Statutory Trust Act and the complaining party is held not bound by the Delaware statutory trust’s disclaimer regarding shareholder liability. A Maryland corporation provides greater certainty with respect to limitation of personal liability. Shareholders of a Maryland corporation currently have no personal liability for the corporation’s acts or obligations, except that a shareholder may be liable to the extent that (i) the shareholder knowingly accepted a distribution in violation of such Maryland corporation’s charter or the Maryland General Corporation Law or (ii) the subscription price or other agreed upon consideration for stock subscribed for has not been paid.

In contrast to the Maryland General Corporation Law, the Delaware Statutory Trust Act allows the parties to define their business relationships. The Delaware Statutory Trust Act generally provides rules only in situations where the governing instrument does not address the subject matter, and the Delaware Statutory Trust Act gives maximum effect to the principle of freedom of contract and to the enforceability of a statutory trust’s governing instrument. The Delaware Statutory Trust Act permits a trust’s governing instrument to contain provisions relating to shareholder rights and removal of trustees, and provides trusts with the ability to amend or restate the trust’s governing instruments. The Delaware Statutory Trust Act also authorizes the trustees to take various actions without requiring shareholder approval if permitted by a Fund’s governing instruments.

The foregoing discusses only certain differences between BNY under Delaware law and MHN and the Acquiring Fund under Maryland law. It is not intended to be a complete list of differences, and shareholders should refer to the relevant laws of each state and the provisions of each Fund’s applicable organizational documents for a more thorough comparison. Such documents are filed as part of each Fund’s registration statement with the SEC, and shareholders may obtain copies of such documents as described on page [•] of this Proxy Statement.

CONVERSION TO OPEN-END FUND

BNY’s Agreement and Declaration of Trust provides that a favorable vote of a majority of BNY’s Board Members followed by the favorable vote of the holders of not less than seventy-five percent (75%) of the shares of each affected class or series outstanding, voting as separate classes or series, shall be required to approve, adopt or authorize an amendment to the Agreement and Declaration of Trust that makes BNY’s shares a “redeemable security” (as defined in the 1940 Act), unless such amendment has been approved by 80% of the Board Members, in which case approval by a 1940 Act Majority shall be required.

Each of MHN’s and the Acquiring Fund’s charter provides that a favorable vote of the holders of at least sixty-six and two-thirds percent (66 2⁄3%) of the outstanding shares of capital stock entitled to be voted on the matter shall be required to approve, adopt or authorize an amendment to the Fund’s charter that makes the common stock a “redeemable security” (as defined in the 1940 Act), unless such action has previously been approved, adopted or authorized by the affirmative vote of at least two-thirds of each Fund’s Board Members, in which case the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Fund entitled to vote thereon shall be required.

The foregoing votes would satisfy a separate requirement in the 1940 Act that any conversion of a Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, we anticipate conversion of a Fund to an open-end investment company might not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 10 days’ prior notice to all shareholders. Following any such conversion, it is possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the Fund’s common shares would cease to be listed on the NYSE and the Fund’s preferred shares would be redeemed. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. An open-end investment company expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If a Fund were converted to an open-end investment company, it is likely that new shares would be sold at NAV plus a sales load. Each Board believes, however, that its Fund’s closed-end structure is desirable in light of its Fund’s investment objective and policies. Therefore, shareholders should assume that it is not likely that any Board would vote to convert its Fund to an open-end fund.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

Record Date

The Funds have fixed the close of business on [•], 2025 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Shareholders on the Record Date will be entitled to one vote for each Share held, with no Shares having cumulative voting rights.

A list of each Fund’s shareholders of record as of the Record Date will be available for inspection during the Special Meeting. For BNY, a list of shareholders of record as of the Record Date will also be available at the office of the Fund, 100 Bellevue Parkway, Wilmington, DE 19809, for inspection by a Fund’s shareholders during regular business hours beginning ten days prior to the date of the Special Meeting.

As of the Record Date, the Funds had the following number of common shares and preferred shares outstanding:

Title of Class	MHN		BNY		Acquiring Fund (MYN)
Common Shares	[	•]	[	•]	[	•]
VRDP Shares	[	•]	[	•]	[	•]

Proxies

Shareholders may vote by participating at the Special Meeting remotely, by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card (described in greater detail below). Shareholders of each Fund have the opportunity to submit their voting instructions via the Internet or by “touch-tone” telephone voting. The giving of such a proxy will not affect your right to vote should you decide to attend the Special Meeting remotely. To use the Internet, please access the Internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The Internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at 50 Hudson Yards, New York, New York 10001, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the Internet or automated telephone or by attending the Special Meeting and voting. The giving of a proxy will not affect your right to vote if you attend the Special Meeting and wish to do so.

Votes cast by proxy or at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. For BNY, the holders of a majority of the shares entitled to vote on any matter at the Special Meeting present at the Special Meeting or by proxy shall constitute a quorum at such Special Meeting of the shareholders for purposes of conducting business on such matter. For each of MHN and the Acquiring Fund, the presence in person or by proxy of the holders of the Fund’s Shares entitled to cast one-third of the votes entitled to be cast shall constitute a quorum at any meeting of shareholders, except with respect to any matter which requires approval by a separate vote of one or more classes or series of Shares, in which case the presence at the

Special Meeting or by proxy of the holders of Shares entitled to cast one-third of the votes entitled to be cast by each class or series entitled to vote as a separate class or series shall constitute a quorum. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the chair of the meeting shall have power to adjourn the meeting from time to time, in the manner provided in the Fund’s bylaws, until a quorum shall be present or represented.

The inspectors of election, who may be employees of BlackRock, will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will generally treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter) as present for purposes of determining a quorum, subject to any applicable rules of the NYSE.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” each proposal on which you are entitled to vote.

Each Fund expects that broker-dealer firms holding shares of the Fund in “street name” for their customers will not be permitted by NYSE rules to vote on the proposals on behalf of their customers and beneficial owners in the absence of voting instructions from their customers and beneficial owners. Accordingly, the Funds do not expect to receive any “broker non-votes.” Broker non-votes occur when shares are held by brokers or nominees for which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote, (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter and (c) the shares are present at the meeting. We urge you to instruct your broker or other nominee to vote your shares.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the approval of each proposal. Abstentions and broker non-votes are not treated as votes “FOR” a proposal.

MHN VRDP Holders are being asked to consider Proposals 1(A) and 1(B) below. With respect to Proposals 1(A) and 1(B), abstentions and broker non-votes will be counted as shares present and will therefore have the same effect as votes “AGAINST” the proposals.

BNY VRDP Holders are being asked to consider Proposals 1(C) and 1(D) below. With respect to Proposals 1(C) and 1(D), abstentions and broker non-votes will be counted as shares present and will therefore have the same effect as votes “AGAINST” the proposals.

Acquiring Fund VRDP Holders are being asked to consider Proposals 1(E), 1(F), 2(A) and 2(B) below. With respect to Proposals 1(E), 1(F), 2(A) and 2(B), abstentions will be counted as “votes cast” and will therefore have the same effect as votes “AGAINST” the proposals and broker non-votes will not have any effect on the result of the vote.

Voting Requirement for Proposal 1: The Mergers of the Funds

Proposals	Required Approval of Shareholders
Proposal 1(A): The common shareholders and VRDP Holders of MHN are being asked to vote as a single class on a proposal to approve the MHN Merger Agreement pursuant to which MHN will merge with and into the MHN Merger Sub, with the issued and outstanding common shares and VRDP Shares, if any, of MHN being converted into newly issued common shares and VRDP Shares of the Acquiring Fund, respectively.	Majority of outstanding shares entitled to vote

Proposal 1(B): The VRDP Holders of MHN are being asked to vote as a separate class on a proposal to approve the MHN Merger Agreement and the MHN Merger.	Majority of MHN VRDP Shares outstanding

Proposal 1(C): The common shareholders and VRDP Holders of BNY are being asked to vote as a single class on a proposal to approve the BNY Merger Agreement pursuant to which BNY will merge with and into the BNY Merger Sub, with the issued and outstanding common shares and VRDP Shares, if any, of BNY being converted into newly issued common shares and VRDP Shares of the Acquiring Fund, respectively.	1940 Act Majority

Proposal 1(D): The VRDP Holders of BNY are being asked to vote as a separate class on a proposal to approve the BNY Merger Agreement and the BNY Merger.	Majority of BNY VRDP Shares outstanding

Proposal 1(E): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the MHN Merger Agreement, the MHN Merger, and, in connection with the MHN Merger, the issuance of additional Acquiring Fund VRDP Shares and the adoption of any new, or amendments to currently existing, Articles Supplementary as necessary in connection therewith.	1940 Act Majority

Proposal 1(F): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the BNY Merger Agreement, the BNY Merger, and, in connection with the BNY Merger, the issuance of additional Acquiring Fund VRDP Shares and the adoption of any new, or amendments to currently existing, Articles Supplementary as necessary in connection therewith.	1940 Act Majority

Voting Requirement for Proposal 2: The Issuance of Acquiring Fund Common Shares

Proposals	Required Approval of Shareholders
Proposal 2(A): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the MHN Issuance.	Majority of shares entitled to vote

Proposal 2(B): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the BNY Issuance.	Majority of shares entitled to vote

ADDITIONAL INFORMATION

Share Ownership Information

Information relating to each Board Member’s share ownership in each Fund and in the other funds in the BlackRock Fixed-Income Complex that are overseen by the respective director (“Supervised Funds”) as of December 31, 2024 is set forth in the chart below:

Name of Board Member	Aggregate Dollar Range of Common Shares in BNY	Aggregate Dollar Range of Common Shares in MHN	Aggregate Dollar Range of Common Shares in the Acquiring Fund (MYN)	Aggregate Dollar Range of Common Shares in Supervised Funds*
Cynthia L. Egan	None	None	None	Over $	100,000
Lorenzo A. Flores	None	None	None	Over $	100,000
Stayce D. Harris	None	None	None	Over $	100,000
J. Phillip Holloman	None	None	None	Over $	100,000
R. Glenn Hubbard	$1-$10,000	None	None	Over $	100,000
W. Carl Kester	None	None	None	Over $	100,000
Catherine A. Lynch	None	None	None	Over $	100,000
Arthur P. Steinmetz	None	None	None	Over $	100,000
John M. Perlowski	None	None	None	Over $	100,000
Robert Fairbairn	None	None	None	Over $	100,000

*	Includes share equivalents owned under the deferred compensation plan in the Supervised Funds by certain Independent Board Members who have participated in the deferred compensation plan of the Supervised Funds.

As of December 31, 2024, none of the Independent Board Members of each Fund or their immediate family members owned beneficially or of record any securities of BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities nor did any Independent Board Member of each Fund or their immediate family member have any material interest in any transaction, or series of similar transactions, during the most recently completed two calendar years involving each Fund, BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities.

Independent Board Member Ownership of Securities

As of December 31, 2024, the Independent Board Members (and their respective immediate family members) did not beneficially own securities of the Investment Advisor, or an entity controlling, controlled by or under common control with the Investment Advisor (not including registered investment companies).

5% Beneficial Share Ownership

Unless otherwise indicated, the information set forth below is as of [•], 2025 (the Record Date for the Special Meeting). To each Fund’s knowledge, no person beneficially owned more than 5% of the Fund’s respective outstanding shares, except as set forth below.

Fund†	Investor	Address	Common Shares Held	Common Shares % Held	Preferred Shares Held	Preferred Shares % Held
[•]	[•]	[•]	[•]	[•]	[•]	[•]

†	The information contained in this table is based on Schedule 13D/13G filings made on or before [•], 2025.

As of [•], 2025, the officers and Board Members of each Fund, as a group, beneficially owned less than 1% of the outstanding common shares of each such Fund and none of the outstanding VRDP Shares of each such Fund.

Independent Registered Public Accounting Firm

The independent registered public accounting firm for the Funds performs an annual audit of each Fund’s financial statements. Each Fund’s Board has appointed [•] to be each Fund’s independent registered public accounting firm. [•] is located at [•].

Legal Matters

Certain legal matters concerning the U.S. federal income tax consequences of the Mergers will be passed upon by Willkie Farr & Gallagher LLP, which serves as counsel to the Funds. Certain legal matters concerning the issuance of the common shares of the Acquiring Fund will be passed upon by [•], which serves as special Maryland counsel to the Acquiring Fund.

Submission of Shareholder Proposals

To be considered for presentation at a shareholder’s meeting, rules promulgated by the SEC generally require that, among other things, a shareholder’s proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. In addition, each Fund’s bylaws provide for advance notice provisions, which require shareholders to give timely notice in proper written form to the Secretary of the Fund. Shareholders should review each Fund’s bylaws for additional information regarding the Funds’ advance notice provisions. The bylaws of MHN, and BNY were filed with the SEC on October 12, 2022 and October 29, 2010, respectively. The bylaws of the Acquiring Fund were filed with the SEC on October 12, 2022. Shareholders may obtain copies of such documents as described on page [•] of this Proxy Statement.

The timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder’s Fund should send such proposal to the relevant Fund at 50 Hudson Yards, New York, New York 10001.

Standstill Agreements

On May 3, 2024, each Fund and the Investment Advisor separately entered into a standstill agreement with Karpus Management, Inc. (“Karpus”). During the effective period of each such standstill agreement, Karpus, each Fund and the Investment Advisor agreed to be bound by the terms of such agreement, which include an agreement by Karpus to (1) abide by certain standstill covenants, and (2) vote its common shares of the Fund, if any, in accordance with the recommendation of such Fund’s Board on all proposals submitted to shareholders. Each such standstill agreement will remain in effect until the earlier of (A) May 3, 2027 and (B) 10 days prior to the record date for the applicable Fund’s 2027 annual meeting of shareholders, unless the agreement is terminated earlier by the parties.

On January 20, 2025, each Fund and the Investment Advisor entered into a standstill agreement with Saba Capital Management, L.P. (“Saba”). During the effective period of each such standstill agreement, Saba, each Fund and the Investment Advisor agreed to be bound by the terms of such agreement, which include an agreement by Saba to (1) abide by certain customary standstill covenants, and (2) vote its common shares of the Fund, if any, in accordance with the recommendation of such Fund’s Board on all matters submitted to shareholders. Each such standstill agreement will remain in effect until the day following completion of the applicable Fund’s 2027 annual meeting of shareholders or August 31, 2027, whichever is earlier, unless the agreement is terminated earlier by the parties

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write to the attention of the Secretary of their Fund, 50 Hudson Yards, New York, NY 10001. Shareholders may communicate with the Boards electronically by sending an e-mail to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the CCO of their respective Fund, 50 Hudson Yards, New York, NY 10001. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and costs in connection with the solicitation of proxies will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Fund(s).

Solicitation is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about [•], 2025, but may also be made by mail, telephone, fax, e-mail or the Internet by officers or employees of the Investment Advisor, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. Shareholders of the Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund’s Shares. The Funds and the Investment Advisor have retained Georgeson LLC to assist with the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson LLC will be paid approximately $48,000, $84,000, and $61,000 for MHN, BNY and the Acquiring Fund, respectively, for such services (including reimbursements of out-of-pocket expenses) with respect to the solicitation of proxies from the common shares and the VRDP Shares. Georgeson LLC may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

If You Plan to Attend the Special Meeting

Attendance at the Special Meeting will be limited to each Fund’s shareholders as of the Record Date. If your shares in a Fund are registered in your name, you may attend and participate in the Special Meeting at https://meetnow.global/MgFSU5J by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting. If you are a beneficial shareholder of a Fund (that is if you hold your Fund shares through a bank, broker, financial intermediary or other nominee) and want to attend the Special Meeting you must register in advance of the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Georgeson LLC, each Fund’s tabulator. You may email an image of your legal proxy to [shareholdermeetings@computershare.com]. Requests for registration must be received no later than 5:00 p.m. (Eastern Time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson LLC of your registration and a control number and security code that will allow you to vote at the Special Meeting..

Privacy Principles of the Funds

The Funds are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information, and why in certain cases we may share such information with select other parties.

The Funds do not receive any non-public personal information relating to their shareholders who purchase shares through their broker-dealers. In the case of shareholders who are record holders of a Fund, the Fund receives personal non-public information on account applications or other forms. With respect to these shareholders, the Funds also have access to specific information regarding their transactions in each Fund.

The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service our shareholders’ accounts (for example, to a transfer agent).

The Funds restrict access to non-public personal information about their shareholders to BlackRock employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our shareholders.

Incorporation by Reference

The financial statements of each of BNY, MHN, and the Acquiring Fund for the fiscal year ended July 31, 2024 are incorporated by reference herein to each of BNY’s, MHN’s and the

Acquiring Fund’s annual report filed on Form N-CSR on October 3, 2024. The financial statements of each of BNY, MHN, and the Acquiring Fund for the fiscal period ended January 31, 2025 are incorporated by reference herein to each of BNY’s, MHN’s and the Acquiring Fund’s semi-annual report filed on Form N-CSR on April 7, 2025.

See “Financial Statements.” The financial statements have been audited by [•], independent registered public accounting firm, as set forth in their report thereon and incorporated herein by reference. Such financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

Adjournments and Postponements

The Special Meeting may be adjourned with respect to a Fund. The Board of each Fund may, prior to the Special Meeting being convened, postpone such meeting from time to time to a date not more than 120 days after the original record date. The chair of the Special Meeting may adjourn the meeting from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place, if any, thereof and the means of remote communications, if any, by which shareholders and proxyholders may be deemed to be present and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, each Fund may transact any business which might have been transacted at the original meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than one hundred and twenty (120) days after the original record date. If after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting in accordance with the requirements of each Fund’s bylaws shall be given to each shareholder of record entitled to vote at the meeting and each other shareholder entitled to notice of the meeting. For Fund shareholders who held shares on the original record date and remain shareholders on the new record date that already voted and do not wish to change their vote, the voting instructions previously submitted are expected to remain in effect for shares held on the new record date.

Please vote promptly by signing and dating each enclosed proxy card, and if received by mail, returning it (them) in the accompanying postage paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or via the Internet.

BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.

By Order of the Boards,

Janey Ahn

Secretary of the Funds

[•], 2025

APPENDIX A

FORM OF AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made as of this [•] day of [•], 2025, by and among BlackRock MuniYield New York Quality Fund, Inc., a Maryland corporation and registered non-diversified closed-end investment company (the “Acquiring Fund”), [BlackRock MuniHoldings New York Quality Fund, Inc., a Maryland corporation and registered non-diversified closed-end investment company] [BlackRock New York Municipal Income Trust, a Delaware statutory trust and registered diversified closed-end investment company] (the “Target Fund”), and [•], LLC (the “Merger Sub”), a [Maryland]1 [Delaware]2 limited liability company and a direct, wholly-owned subsidiary of the Acquiring Fund. The Acquiring Fund and the Merger Sub may be referred to herein together as the “Acquiring Fund Parties.” The Acquiring Fund and the Target Fund each may be referred to herein as a “Fund” and, collectively, as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of the Target Fund into the Acquiring Fund will consist of the merger pursuant to the laws of the State of Maryland [and the State of Delaware]3 of the Target Fund with and into the Merger Sub pursuant to which shareholders of the Target Fund (collectively, “Target Fund Shareholders”) will receive (i) with respect to holders of the issued and outstanding Target Fund Common Shares (as defined in Section 4.1(i) below), newly issued Acquiring Fund Common Shares (as defined in Section 4.2(j) below), and (ii) with respect to holders of any issued and outstanding Target Fund VRDP Shares (as defined in Section 1.1(a)(ii) below), newly issued Acquiring Fund VRDP Shares (as defined in Section 4.2(j) below) as provided herein, all upon the terms and conditions set forth in this Agreement (the “Merger”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, each Fund qualifies as a “regulated investment company” under Subchapter M of the Code (a “RIC”); and

WHEREAS, the Acquiring Fund is authorized, or will be authorized by the Closing (as defined in Section 3.1 below), to issue the Acquiring Fund Shares (as defined in Section 4.2(j) below); and

WHEREAS, the Board of Directors of the Acquiring Fund (the “Acquiring Fund Board”) has determined that the Merger is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted with respect to net asset value as a result of the Merger and, as the sole member of the Merger Sub, that the Merger is in the best interests of the Merger Sub; and

WHEREAS, the Board of [Trustees]4/[Directors]5 of the Target Fund (the “Target Fund Board” and together with the Acquiring Fund Board, the “Boards” and each, a “Board”) has

[1]	[Applies to BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)]
[2]	[Applies to BlackRock New York Municipal Income Trust (BNY)]
[3]	[Applies to BNY]
[4]	[Applies to BNY]
[5]	[Applies to MHN]

determined that the Merger is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted with respect to net asset value as a result of the Merger.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

MERGER

1.1 MERGER. Subject to the terms and conditions contained herein, and on the basis of the representations and warranties contained herein, and in accordance with the laws of the State of Maryland [and the State of Delaware]6, at the Effective Time (as defined in Section 1.1(e)), the Target Fund shall be merged with and into the Merger Sub, the separate existence of the Target Fund shall cease and the Merger Sub shall be the surviving company in the Merger (sometimes referred to herein as the “Surviving Company”) in accordance with applicable law and shall continue as a wholly-owned subsidiary of the Acquiring Fund. The separate limited liability company existence of the Merger Sub shall continue unaffected and unimpaired by the Merger and, as the Surviving Company, it shall be governed by the laws of the [State of Maryland]7 [State of Delaware]8.

(a) At the Effective Time, as a result of the Merger and without any action on the part of the holder of any shares of the Target Fund or the holder of the membership interests in the Merger Sub:

(i) Each Target Fund Common Share issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive the number of Acquiring Fund Common Shares provided for in Section 2.2 (with cash being distributed in lieu of fractional Acquiring Fund Common Shares as set forth in Section 2.2).

(ii) Each Series W-7 Variable Rate Demand Preferred Share, par value [$0.10] 9 [$.001]10 per share and liquidation preference of $100,000 per share, of the Target Fund (each, a “Target Fund VRDP Share” and collectively with the Target Fund Common Shares, the “Target Fund Shares”) issued and outstanding immediately prior to the Effective Time, if any, shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive, on a one for one basis, one newly issued Acquiring Fund VRDP Share with such terms described in the Preferred Shares Proxy Statement (as defined in Section 4.1(n) below). Each Acquiring Fund VRDP Share issued in connection therewith will have a liquidation preference of $100,000 and in connection therewith the Acquiring Fund may pay any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date. The Target Fund may pay any such accumulated and unpaid dividends prior to the Closing Date.

(iii) The membership interests in the Merger Sub issued and outstanding immediately prior to the Effective Time shall remain unchanged as a result of the Merger and shall remain as the only issued and outstanding membership interests of the Surviving Company.

(b) The [articles of organization]11 [certificate of formation]12 of the Merger Sub as in effect immediately prior to the Effective Time (the “[Articles of Organization]13 [Certificate of

[6]	[Applies to BNY]
[7]	[Applies to MHN]
[8]	[Applies to BNY]
[9]	[Applies to MHN]
[10]	[Applies to BNY]
[11]	[Applies to MHN]
[12]	[Applies to BNY]
[13]	[Applies to MHN]

Formation]14”) shall be the [articles of organization]15 [certificate of formation]16 of the Surviving Company, unless and until amended in accordance with its terms and applicable law. The operating agreement of the Merger Sub in effect immediately prior to the Effective Time (the “LLC Agreement”) shall be the operating agreement of the Surviving Company unless and until amended in accordance with its terms and applicable law.

(c) At the Effective Time, the separate legal existence of the Target Fund shall cease for all purposes and the Merger Sub shall continue in existence as the Surviving Company, and without any further action being required and in accordance with applicable law, the Surviving Company shall succeed to and possess all of the rights, privileges and powers of the Merger Sub and the Target Fund, and all of the assets and property of whatever kind and character of the Merger Sub and the Target Fund shall vest in the Merger Sub without further act or deed. At the Effective Time, the Surviving Company shall be liable for all of the liabilities and obligations of the Merger Sub and the Target Fund, and any claim or judgment against the Merger Sub or the Target Fund may be enforced against the Merger Sub, as the Surviving Company, in accordance with applicable law.

(d) The Acquiring Fund will issue Acquiring Fund Shares to Target Fund Shareholders at the Effective Time by opening shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the Target Fund Shareholders based on (i) with respect to holders of the issued and outstanding Target Fund Common Shares, their holdings of Target Fund Common Shares as of immediately prior to the Effective Time, and (ii) with respect to holders of any issued and outstanding Target Fund VRDP Shares, the number of Target Fund VRDP Shares held by such shareholders immediately prior to the Effective Time. Ownership of Acquiring Fund Shares will be shown on the books of the applicable transfer agent or tender and paying agent, as applicable, for the Acquiring Fund, and the Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with the Merger, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Common Shares or the Acquiring Fund VRDP Shares. All Acquiring Fund Shares to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time. In connection with such issuance, the Acquiring Fund shall amend (or shall have already amended) the currently existing Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares of the Acquiring Fund or adopt (or shall have already adopted) new Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares of the Acquring Fund (together, the “Articles Supplementary”), share certificates representing such Acquiring Fund VRDP Shares, and such other agreements, instruments or documents relating to the Acquiring Fund VRDP Shares, in each case as of, or prior to, the Closing Date and only to the extent necessary or applicable to such agreement, instrument or document, to reflect the authorization and issuance of additional Acquiring Fund VRDP Shares in connection with the Merger.

(e) Upon the terms and subject to the conditions of this Agreement, the parties shall cause the filing of one or more [articles of merger (the “Articles of Merger”) with the State Department of Assessments and Taxation of the State of Maryland in accordance with the laws of the State of Maryland]17 [certificates of merger with the Secretary of State of the State of Delaware (the “Delaware Certificate of Merger”) in accordance with the laws of the State of Delaware]18. The Merger shall become effective at such date and time as the Acquiring Fund Parties and the Target Fund shall agree [and is specified in the Articles of Merger filed by the Acquiring Fund in the State

[14]	[Applies to BNY]
[15]	[Applies to MHN]
[16]	[Applies to BNY]
[17]	[Applies to MHN]
[18]	[Applies to BNY]

of Maryland]19 [and is specified in the Delaware Certificate of Merger filed by the Acquiring Fund in the State of Delaware]20 (the “Effective Time”).

(f) The Target Fund agrees to dispose of certain assets prior to the Closing Date, but only if and to the extent necessary, so that at the Closing, when the Target Fund’s assets are aggregated with the Acquiring Fund’s assets, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s Registration Statement (as defined in Section 4.1(m)). Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Fund Board or BlackRock Advisors, LLC (“BlackRock”), the investment adviser to the Funds, such disposition would adversely affect the status of the Merger as a “reorganization” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

1.2 DISSOLUTION, LIQUIDATION AND TERMINATION OF MERGER SUB. As soon as practicable after the Effective Time, the Merger Sub shall be dissolved and the Acquiring Fund will assume all of the Merger Sub’s liabilities and obligations, known and unknown, contingent or otherwise, whether or not determinable, and the Merger Sub will distribute to the Acquiring Fund, which will be the sole member of the Merger Sub at such time, all of the assets of the Merger Sub in complete liquidation of its interest in the Merger Sub in accordance with a Plan of Dissolution adopted by the Merger Sub.

1.3 ACCOUNTING AND PERFORMANCE SURVIVOR. In connection with the transactions contemplated by this Agreement, notwithstanding that the Merger Sub shall be the surviving entity in the Merger, the Acquiring Fund shall be deemed the survivor solely for accounting and performance record purposes.

1.4 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of Target Fund Shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.5 REPORTING. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, the exchange on which the Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund or its duly appointed agent.

1.6 BOOKS AND RECORDS. The Target Fund shall have arranged for the availability prior to, and the transfer as soon as practicable following, the Closing Date to the Acquiring Fund, or its designated agent, of the Target Fund’s books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder.

ARTICLE II

VALUATION

2.1 VALUATION OF SHARES. The net asset value of the Acquiring Fund and the Target Fund, the values of their assets, the amounts of their liabilities, and the liquidation preference (including accumulated and unpaid dividends) of any Target Fund VRDP Shares and the Acquiring Fund VRDP Shares shall be computed as of the close of regular trading on the New York Stock

[19]	[Applies to MHN]
[20]	[Applies to BNY]

Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), after the payment of the dividends by the Target Fund pursuant to Section 8.5, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties and no adjustment will be made to the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses. Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares and the liquidation preference (including accumulated and unpaid dividends) per share of the Acquiring Fund VRDP Shares shall be determined in accordance with such procedures. For purposes of determining the net asset value per share of Target Fund Common Shares and the Acquiring Fund Common Shares, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding Target Fund VRDP Shares or Acquiring Fund VRDP Shares, as the case may be, shall be divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.

2.2 COMMON SHARES TO BE ISSUED. As of the Effective Time, each Target Fund Common Share outstanding immediately prior to the Effective Time shall be converted into a number of Acquiring Fund Common Shares equal to one multiplied by the quotient of the net asset value per share of a Target Fund Common Share divided by the net asset value per share of an Acquiring Fund Common Share, each as determined as of the Valuation Time in accordance with Section 2.1. The aggregate net asset value of Acquiring Fund Common Shares received by Target Fund common shareholders (the “Target Fund Common Shareholders”) in the Merger (including any fractional share interests to which they would be entitled) will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund’s Common Shares held by the Target Fund Common Shareholders as of such time. No fractional Acquiring Fund Common Shares will be distributed to Target Fund Common Shareholders unless such shares are held in a Dividend Reinvestment Plan account and, in lieu of such fractional shares, Target Fund Common Shareholders will receive cash. In the event Target Fund Common Shareholders would be entitled to receive fractional Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate all such fractional common shares (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Target Fund Common Shareholders (other than Target Fund Common Shareholders with respect to which fractional shares are issued to a Dividend Reinvestment Plan account), and each such Target Fund Common Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares in the Merger, the transfer agent for the Acquiring Fund Common Shares will act directly on behalf of the Target Fund Common Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund Common Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.3 EFFECT OF SUSPENSION IN TRADING. In the event that at the Valuation Time an accurate appraisal of the value of the net assets of the Target Fund or the Acquiring Fund is impracticable due to either: (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of a Fund are listed or another exchange on which the portfolio securities of a Fund are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of a Fund are listed or elsewhere, to the extent permitted by applicable law, the Closing Date shall be postponed until at least the first business day after the day when trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The conditions precedent set forth in Articles VI–VIII herein must be satisfied or waived with respect to both Funds and the Merger Sub in order for the closing of the Merger to take place. The closing of the Merger (the “Closing”) shall occur on [•], [2025] or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:00 a.m. (Eastern Time) on the Closing Date. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall cause its custodian to deliver to the Acquiring Fund Parties at the Closing a certificate of an authorized officer of the custodian identifying all of the Target Fund’s portfolio securities, investments, cash and any other assets as of the Valuation Time and stating that the Target Fund’s portfolio securities, investments, cash and any other assets shall have been delivered in proper form to constitute good delivery thereof to the Acquiring Fund Parties at the Closing.

3.3 CERTIFICATES OF TRANSFER AGENT.

(a) The Target Fund shall issue and deliver, or cause its transfer agent with respect to the Target Fund Common Shares to issue and deliver, to the Acquiring Fund at the Closing a certificate of an authorized officer of the Target Fund or its transfer agent setting forth the number of Target Fund Common Shares outstanding as of the Valuation Time and stating that its records contain the names and addresses of all Target Fund Common Shareholders and the number and percentage ownership of outstanding Target Fund Common Shares owned by each Target Fund Common Shareholder immediately prior to the Closing.

(b) The Acquiring Fund shall issue and deliver, or cause the transfer agent with respect to the Acquiring Fund Common Shares to issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to the Target Fund Common Shareholders or provide evidence satisfactory to the Target Fund that such Acquiring Fund Common Shares have been credited to the account of the Target Fund Common Shareholders on the books of the Acquiring Fund.

3.4 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other party or parties such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other party or parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement. The Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund or the Merger Sub, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund or the Merger Sub may reasonably deem necessary or desirable in order to vest and confirm the Merger Sub’s title to and possession of all of the assets of the Target Fund and to otherwise carry out the intent and purpose of this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TARGET FUND. The Target Fund represents and warrants to the Acquiring Fund Parties as follows:

(a) The Target Fund is a [corporation duly incorporated]21 [statutory trust duly formed]22, validly existing and in good standing under the laws of the [State of Maryland]23 [State of Delaware]24.

(b) The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c) The Target Fund is not in violation of, and the execution, delivery and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result in violation of, any provision of the Target Fund’s [charter]25 [Agreement and Declaration of Trust, Statement of Preferences of Variable Rate Demand Preferred Shares (the “Statement of Preferences”)]26 or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound.

(d) There are no contracts outstanding to which the Target Fund is a party that have not been disclosed to the Acquiring Fund Parties. Except as otherwise disclosed to and accepted by the Acquiring Fund Parties, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing.

(e) No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would result in liability on the part of the Target Fund other than as have been disclosed to the Acquiring Fund Parties. The Target Fund knows of no facts that might form the basis for the institution of such proceedings other than as have been disclosed to the Acquiring Fund Parties, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) The audited financial statements of the Target Fund for the fiscal year ended July 31, 2025, which have been audited by [ ], have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund Parties) fairly reflect the financial condition of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities whether actual or contingent and whether or not determined or determinable that are required to be disclosed but are not disclosed in such statements.

(g) There have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business as reflected in the audited financial statements of the Target Fund for the fiscal year ended July 31, 2024 (other than changes occurring in the ordinary course of business) and there are no known liabilities of a material nature, contingent or otherwise, of the Target Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(h) All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and

[21]	[Applies to MHN]
[22]	[Applies to BNY]
[23]	[Applies to MHN]
[24]	[Applies to BNY]
[25]	[Applies to MHN]
[26]	[Applies to BNY]

are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(i) [The authorized capital of the Target Fund consists of (i) 199,985,044 shares of common stock, par value $0.10 per share (the “Target Fund Common Shares”), (ii) 1,900 shares of preferred stock designated as Auction Market Preferred Stock, Series A, 1,900 shares of preferred stock designated as Auction Market Preferred Stock, Series B, 3,040 shares of preferred stock designated as Auction Market Preferred Stock, Series C, 3,680 shares of preferred stock designated as Auction Market Preferred Stock, Series D, and 2,000 shares of preferred stock designated as Auction Marked Preferred Stock, Series E, each par value $0.10 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, and (iii) 2,436 shares of preferred stock designated as Series W-7 Variable Rate Demand Preferred Shares, par value $0.10 per share and liquidation preference of $100,000 per share]27 [The authorized capital of the Target Fund consists of (i) an unlimited number of common shares of beneficial interest, par value $0.001 per share (the “Target Fund Common Shares”), and (ii) subject to authorization and issuance by the Trustees, an unlimited number of preferred shares, including Series W-7 Variable Rate Demand Preferred Shares, par value $0.001 per share and liquidation preference of $100,000 per share, of which 1,794 are issued and outstanding]28. All of the issued and outstanding Target Fund Shares are duly and validly issued, fully paid and non-assessable by the Target Fund [(recognizing that [under the laws of the State of Delaware and as provided in the last sentence of Section 3.8 of the Target Fund’s Agreement and Declaration of Trust,]29 Target Fund shareholders, under certain circumstances, could be held personally liable for certain obligations of the Target Fund)]. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held of record by the persons and in the amounts set forth in the certificate and records of the Target Fund’s transfer agent as provided to the Acquiring Fund pursuant to Section 3.3. The Target Fund has no outstanding preferred shares other than [•] Target Fund VRDP Shares; no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund; and no outstanding securities convertible into shares of the Target Fund.

(j) At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets held immediately prior to the Effective Time, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free and clear of any liens or encumbrances, except those liens and encumbrances to which the Acquiring Fund Parties have received written notice and have not objected, and the Merger Sub will acquire all rights of the Target Fund thereto.

(k) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8(a) under the 1940 Act. Subject to requisite approval by its shareholders in accordance with Section 8.1, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l) The information to be furnished by the Target Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be

[27]	[applies to MHN]
[28]	[Applies to BNY]
[29]	[Applies to BNY]

necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(m) The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement for the common shareholders of the Target Fund and Acquiring Fund and a prospectus of the Acquiring Fund, with respect to the transactions contemplated herein (the “Joint Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the “Registration Statement”), on its effective date, at the time of the Shareholder Meeting (as defined in Section 5.2 below) and on the Closing Date, conforms and will conform, as it relates to the Target Fund based on information provided in writing by the Target Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Target Fund based on information provided in writing by the Target Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Any written information furnished by the Target Fund for use in the Registration Statement or any other materials provided by the Target Fund in connection with the Merger, as of the effective date of the Registration Statement, at the time of the Shareholder Meeting and on the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(n) The proxy statement for holders of Acquiring Fund VRDP Shares and Target Fund VRDP Shares, with respect to the transactions contemplated herein, and any supplement or amendment thereto (the “Preferred Shares Proxy Statement”), and the documents included or incorporated by reference therein, at the time of the Shareholder Meeting and on the Closing Date, conforms and will conform, as it relates to the Target Fund based on information provided in writing by the Target Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Target Fund based on information provided in writing by the Target Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Any written information furnished by the Target Fund for use in the Preferred Shares Proxy Statement or any other materials provided by the Target Fund in connection with the Merger, at the time of the Shareholder Meeting and on the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(o) Except for the Registration Statement, no consent, approval, authorization, or order of any court, governmental authority, or any stock exchange on which shares of the Target Fund are listed is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(p) For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a RIC; (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date, and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a RIC. Prior to the Closing, the Target Fund will have had no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND PARTIES. Each of the Acquiring Fund and the Merger Sub, as applicable, represents and warrants to the Target Fund as follows:

(a) The Acquiring Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland.

(b) The Merger Sub is a limited liability company, validly existing and in good standing under the laws of the [State of Maryland]30 [State of Delaware]31.

(c) The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result in a violation of, any provision of the Acquiring Fund’s charter or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) The Merger Sub is not in violation of, and the execution, delivery and performance of this Agreement will not result in a violation of, any provision of the Merger Sub’s [Articles of Organization]32 [Certificate of Formation]33 or LLC Agreement or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Merger Sub is a party or by which it is bound.

(f) No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or the Merger Sub or any of their properties or assets (if any), which, if adversely determined, would result in liability on the part of the Acquiring Fund or the Merger Sub, other than as have been disclosed to the Target Fund. The Acquiring Fund and the Merger Sub know of no facts that might form the basis for the institution of such proceedings other than as have been disclosed to the Target Fund, and neither is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of the Acquiring Fund for the fiscal year ended July 31, 2025, which have been audited by [ ], have been prepared in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities whether actual or contingent and whether or not determined or determinable that are required to be disclosed but are not disclosed in such statements.

(h) There have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business as reflected in the audited financial statements of the Acquiring Fund for the fiscal year ended July 31, 2024 (other than changes occurring in the ordinary course of

[30]	[Applies to MHN]
[31]	[Applies to BNY]
[32]	[Applies to MHN]
[33]	[Applies to BNY]

business), and there are no known liabilities of a material nature, contingent or otherwise, of the Acquiring Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(i) All federal, state, local and other tax returns and reports of the Acquiring Fund and the Merger Sub required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund and the Merger Sub required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s and the Merger Sub’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund or the Merger Sub, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund or the Merger Sub.

(j) The authorized capital of the Acquiring Fund consists of (i) 199,985,363 shares of common stock, par value $0.10 per share (the “Acquiring Fund Common Shares”), (ii) 1,700 shares of preferred stock designated as Auction Market Preferred Stock, 850 shares of preferred stock designated as Auction Market Preferred Stock, Series A, and 850 shares of preferred stock designated as Auction Market Preferred Stock, Series B, each par value $0.05 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, (iii) 2,800 shares of preferred stock designated as Auction Market Preferred Stock, Series C, 1,960 shares of preferred stock designated as Auction Market Preferred Stock, Series D, 2,200 shares of preferred stock designated as Auction Marked Preferred Stock, Series E, and 1,800 shares of preferred stock designated as Auction Market Preferred Stock, Series F, each par value $0.10 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, and (iv) 2,477 shares of preferred stock designated as Series W-7 Variable Rate Demand Preferred Shares, par value $0.10 per share and liquidation preference of $100,000 per share (together with any additional Variable Rate Demand Preferred Shares to be subsequently authorized by the Articles Supplementary in connection with the transactions contemplated by this Agreement, the “Acquiring Fund VRDP Shares” and together with the Acquiring Fund Common Shares, the “Acquiring Fund Shares”). All of the issued and outstanding shares of the Acquiring Fund are duly and validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding preferred shares other than [•] Acquiring Fund VRDP Shares; no outstanding options, warrants or other rights to subscribe for or purchase shares of the Acquiring Fund; and no outstanding securities convertible into shares of the Acquiring Fund.

(k) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund and the Merger Sub, including the determinations of the Acquiring Fund Board required by Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund and the Merger Sub, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l) The Acquiring Fund Shares to be issued and delivered pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under the laws of the State of Maryland, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(m) The information to be furnished by the Acquiring Fund and the Merger Sub for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(n) The Registration Statement, on its effective date, at the time of the Shareholder Meeting and on the Closing Date, conforms and will conform, as it relates to the Acquiring Fund Parties based on information provided in writing by the Acquiring Fund Parties for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Acquiring Fund Parties based on information provided in writing by the Acquiring Fund Parties for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Any written information furnished by the Acquiring Fund Parties for use in the Registration Statement or any other materials provided by the Acquiring Fund Parties in connection with the Merger, as of the effective date of the Registration Statement, at the time of the Shareholder Meeting and on the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(o) The Preferred Shares Proxy Statement and the documents included or incorporated by reference therein, at the time of the Shareholder Meeting and on the Closing Date, conforms and will conform, as it relates to the Acquiring Fund Parties based on information provided in writing by the Acquiring Fund Parties for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Acquiring Fund Parties based on information provided in writing by the Acquiring Fund Parties for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Any written information furnished by the Acquiring Fund Parties for use in the Preferred Shares Proxy Statement or any other materials provided by the Acquiring Fund Parties in connection with the Merger, at the time of the Shareholder Meeting and on the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(p) Except for the Registration Statement, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund or the Merger Sub of the transactions contemplated herein, except such as have been or will be obtained.

(q) For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund: (i) has elected to qualify, has qualified or will qualify (in the case of the taxable year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC. Prior to the Closing, the Acquiring Fund will have had no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

(r) All of the issued and outstanding membership interests in the Merger Sub are, and at the Effective Time and on the Closing Date will be, owned by the Acquiring Fund, as the sole member of the Merger Sub, and there are (i) no other membership interests or voting securities of the Merger Sub, (ii) no securities of the Merger Sub convertible into membership interests or voting securities of the Merger Sub and (iii) no options or other rights to acquire from the Merger Sub, and no obligations of the Merger Sub to issue, any membership interests, voting securities or securities convertible into membership interests or voting securities of the Merger Sub.

(s) Since the date of its organization through the Effective Time, the Merger Sub has been, and will be, disregarded as an entity separate from its owner within the meaning of Section 301.7701-3 of the Treasury Regulations. The Merger Sub has not elected, and will not elect, to be classified, with effect as of or prior to the liquidation of the Merger Sub, as an association taxable as a corporation pursuant to Section 301.7701-3 of the Treasury Regulations.

ARTICLE V

COVENANTS OF THE FUNDS AND MERGER SUBSIDIARY

5.1 OPERATION IN ORDINARY COURSE. Subject to Sections 1.1(f) and 8.5, each of the Acquiring Fund and the Target Fund will operate its business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distributions necessary or desirable to avoid federal income or excise taxes. Notwithstanding the foregoing, each of the Acquiring Fund and the Target Fund may redeem its VRDP Shares in such amounts and at such times authorized by the Acquiring Fund Board and the Target Fund Board, respectively, prior to the Closing Date.

5.2 APPROVAL OF SHAREHOLDERS. The Acquiring Fund will call a meeting of its common and preferred shareholders and the Target Fund will call a meeting of its common and preferred shareholders to consider and act upon the proposal or proposals required to effect the provisions of this Agreement and to take all other appropriate actions necessary to obtain approval of the transactions contemplated herein (such meetings together, the “Shareholder Meeting”).

5.3 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, each Fund and the Merger Sub will take or cause to be taken all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5 PREPARATION OF REGISTRATION STATEMENT, PREFERRED SHARES PROXY STATEMENT AND PROXY MATERIALS. The Funds will prepare and file with the Commission the Registration Statement and the Preferred Shares Proxy Statement. The Registration Statement shall include the Joint Proxy Statement/Prospectus relating to the transactions contemplated by this Agreement. The Registration Statement and the Preferred Shares Proxy Statement shall be in compliance with the Securities Act of 1933 as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement, including the Joint Proxy Statement/Prospectus, the Preferred Shares Proxy Statement and related materials for inclusion therein, in connection with the Shareholder Meeting to consider the approval of this Agreement and the transactions contemplated herein.

5.6 REGULATORY APPROVALS. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, the listing rules of the New York Stock Exchange or another national securities exchange and such of the state “blue sky” or securities laws as it may deem appropriate in order to consummate the transactions hereunder.

5.7 TAX STATUS OF MERGER. The intention of the parties is that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Target Fund, the Acquiring Fund or the Merger Sub shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.11.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1 All representations and warranties of the Acquiring Fund Parties contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Acquiring Fund Parties shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND PARTIES

The obligations of the Acquiring Fund Parties to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1 All representations and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.3 The Target Fund shall have delivered to the Acquiring Fund Parties a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer of the Target Fund.

7.4 Prior to the Valuation Time, the Target Fund will have declared the dividends and/or distributions contemplated by Section 8.5.

7.5 The Target Fund shall have delivered such records, agreements, certificates, instruments and such other documents as the Acquiring Fund Parties shall reasonably request.

7.6 The Target Fund shall have taken all steps required to terminate all agreements to which it is a party (other than this Agreement) and pursuant to which the Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Target Fund’s liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Target Fund and the Acquiring Fund Parties to consummate the transactions provided for herein are subject to the fulfillment or waiver of the following conditions, as applicable:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding Target Fund Common Shares and Target Fund VRDP Shares, voting as a single class, and the requisite vote of the holders of the outstanding Target Fund VRDP Shares, voting as a separate class, in accordance with applicable law and the provisions of such Target Fund’s [charter]34 [Agreement and Declaration of Trust, Statement of Preferences]35 and By-laws. In addition, this Agreement and the transactions contemplated herein, including the preparation, execution, and filing of the Articles Supplementary with the State Department of Assessments and Taxation of the State of Maryland, shall have been approved by the requisite vote of the holders of the outstanding Acquiring Fund VRDP Shares, voting as a separate class, and the issuance of additional Acquiring Fund Common Shares shall have been approved by the requisite vote of the holders of the outstanding Acquiring Fund Common Shares and Acquiring Fund VRDP Shares, voting together as a single class, in accordance with applicable law, the requirements of any applicable national securities exchange and the provisions of the Acquiring Fund’s charter and By-Laws. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this Section 8.1.

8.2 As of the Closing, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties, including liquidity providers with respect to the VRDP Shares, and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained or made.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The Target Fund shall have declared, prior to the Valuation Time, a dividend or dividends with respect to its common shares in an amount determined by the Target Fund’s officers in accordance with the Target Fund’s past practice that, together with all other dividends paid by the Target Fund with respect to all taxable periods ending on or before the Closing Date, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before

[34]	[Applies to MHN]
[35]	[Applies to BNY]

the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code). Prior to the Closing, to the extent such dividend or dividends are not paid prior to the Closing, the Target Fund shall establish an escrow account and set aside assets in the amount of such dividend or dividends in such escrow account to be held solely for the benefit of the Target Fund Common Shareholders as of the record date for such dividend or dividends and such dividends shall be paid as previously authorized by the Target Fund Board. None of the Target Fund, the Acquiring Fund or the Merger Sub shall have any rights with respect to, or interest in, the assets held in such escrow account.

8.6 The Articles of Merger [and the Delaware Certificate of Merger]36, specifying the Effective Time as the date and time of the effectiveness of the Merger, shall have been filed with, and accepted by, the State Department of Assessments and Taxation of the State of Maryland [and the Secretary of State of the State of Delaware, respectively]37.

8.7 The Target Fund shall have received on the Closing Date an opinion of Miles & Stockbridge P.C., as special Maryland counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Target Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Acquiring Fund has been formed as a corporation and is validly existing under the laws of the State of Maryland and, to such counsel’s knowledge, has the power as a corporation under its charter and Maryland law applicable to corporations to conduct its business as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 424(b) under the 1933 Act.

(b) The Acquiring Fund has the corporate power and authority under its charter and the laws of the State of Maryland applicable to corporations to execute and deliver the Agreement and perform all of its obligations under the Agreement. The execution and delivery of the Agreement and the consummation by the Acquiring Fund of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of the Acquiring Fund under the laws of the State of Maryland applicable to corporations and the Acquiring Fund’s charter.

(c) The execution and delivery by the Acquiring Fund of the Agreement did not, and the performance of the Acquiring Fund Party’s obligations under the Agreement will not, violate the Acquiring Fund’s charter or By-Laws.

(d) Neither the execution, delivery or performance by the Acquiring Fund of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will violate any provision of law of the State of Maryland applicable to the Acquiring Fund.

(e) [To the best of such counsel’s knowledge, no consent, approval, authorization or order of any Maryland court or Maryland governmental authority is required for consummation by the Acquiring Fund of the transactions contemplated by the Agreement, except as have been obtained.]

(f) Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of the Agreement, the Acquiring Fund Shares to be issued and delivered to the Target Fund Shareholders as provided by the Agreement are duly authorized and upon such delivery will be validly issued and fully paid and non-assessable by the Acquiring Fund. No shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s charter or By-Laws or the applicable laws of the State of Maryland.

[36]	[Applies to BNY]
[37]	[Applies to BNY]

8.8 The Target Fund shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Target Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act.

(b) To the best of such counsel’s knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Fund, or the enforceability of the Agreement against the Acquiring Fund.

(c) None of the execution, delivery or performance by the Acquiring Fund, of the Agreement nor the compliance by the Acquiring Fund, with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

8.9 The Acquiring Fund shall have received on the Closing Date an opinion from [Miles & Stockbridge P.C.]38 [Morris, Nichols, Arsht & Tunnell LLP]39, as special [Maryland]40 [Delaware]41 counsel to the Target Fund and the Merger Sub, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) [The Target Fund is a corporation duly incorporated and is validly existing in good standing under the laws of the State of Maryland.]42 [The Target Fund is a statutory trust duly formed and is validly existing in good standing under the laws of the State of Delaware.]43

(b) The Merger Sub is a limited liability company and is validly existing under the laws of the [State of Maryland]44 [State of Delaware]45.

(c) [The Target Fund has the requisite corporate power and authority under the applicable laws of the State of Maryland and the Target Fund’s charter to execute and deliver the Agreement and to perform its obligations thereunder. The execution and delivery of the Agreement and the consummation by the Target Fund of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Target Fund under the applicable laws of the State of Maryland and the Target Fund’s charter.]46 [The Target Fund has the requisite statutory trust power and authority under the Delaware Statutory Trust Act (the “DSTA”) to execute and deliver the Agreement and to perform its obligations thereunder. The execution and delivery of the Agreement and the consummation by the Target Fund of the transactions contemplated thereby have been duly authorized by all necessary statutory trust action on the part of the Target Fund under the DSTA and the Target Fund’s Agreement and Declaration of Trust.]47

(d) The Agreement has been duly executed by the Target Fund.

(e) [The execution and delivery by the Target Fund and by the Merger Sub of the Agreement did not, and the performance of the obligations under the Agreement will not, violate the charter or the By-laws of the Target Fund or the Merger Sub’s Articles of Organization or Operating

[38]	[Applies to MHN]
[39]	[Applies to BNY]
[40]	[Applies to MHN]
[41]	[Applies to BNY]
[42]	[Applies to MHN]
[43]	[Applies to BNY]
[44]	[Applies to MHN]
[45]	[Applies to BNY]
[46]	[Applies to MHN]
[47]	[Applies to BNY]

Agreement.]48 [The execution and delivery by the Target Fund and by the Merger Sub of the Agreement, and the performance of the obligations under the Agreement, will not violate the Agreement and Declaration of Trust, Statement of Preferences or the By-laws of the Target Fund or the Merger Sub’s Certificate of Formation or LLC Agreement.]49

(f) [Neither the execution, delivery or performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will violate any provision of the applicable laws of the State of Maryland.]50 [None of the execution, delivery or performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will violate any provision of the DSTA.]51

(g) [To the knowledge of counsel, the Target Fund has the requisite corporate power and authority under the applicable laws of the State of Maryland and the Target Fund’s charter to merge with and into the Merger Sub as contemplated by the Agreement.]52 [The Target Fund has the requisite statutory trust power and authority under the DSTA and the Target Fund’s Agreement and Declaration of Trust to merge with and into the Merger Sub as contemplated by the Agreement.]53

(h) To the knowledge of counsel, no consent, approval, authorization or order of any [Maryland]54 [Delaware]55 court or [Maryland]56 [Delaware]57 governmental authority is required for consummation by the Merger Sub of the transactions contemplated by the Agreement, except as have been obtained.

8.10 The Acquiring Fund shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Target Fund is registered as a closed-end management investment company under the 1940 Act.

(b) To the best of such counsel’s knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Target Fund, or the enforceability of the Agreement against the Target Fund.

(c) Neither the execution, delivery or performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

8.11 The Funds shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, United States tax counsel to the Acquiring Fund and the Target Fund, addressed to the Acquiring Fund and the Target Fund substantially to the effect that for U.S. federal income tax purposes:

(a) The merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the

[48]	[Applies to MHN]
[49]	[Applies to BNY]
[50]	[Applies to MHN]
[51]	[Applies to BNY]
[52]	[Applies to MHN]
[53]	[Applies to BNY]
[54]	[Applies to MHN]
[55]	[Applies to BNY]
[56]	[Applies to MHN]
[57]	[Applies to BNY]

Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

(b) No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

(c) No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

(d) No gain or loss will be recognized by the Target Fund Shareholders upon the conversion of all their Target Fund Shares solely into Acquiring Fund Shares in the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws, except to the extent the Target Fund Common Shareholders receive cash in lieu of a fractional Acquiring Fund Common Share.

(e) The aggregate basis of the Acquiring Fund Shares received by the Target Fund Shareholder pursuant to the merger (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund Shares that were converted into such Acquiring Fund Shares.

(f) The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Merger (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will include the period during which the Target Fund Shares that were converted into such Acquiring Fund Shares were held by such shareholder, provided such Target Fund Shares are held as capital assets at the time of the Merger.

(g) A Target Fund Shareholder that receives cash in lieu of a fractional Acquiring Fund Common Share in the Merger will be treated as having received cash in exchange for such fractional Acquiring Fund Common Share. A Target Fund Shareholder that receives cash in lieu of a fractional Acquiring Fund Common Share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund Common Share and the Target Fund Shareholder’s tax basis in Target Fund Shares allocable to the fractional Acquiring Fund Common Share, provided such Target Fund Shares are held as capital assets at the time of the Merger. The capital gain or loss will be a long-term capital gain or loss if the Target Fund Shareholder’s holding period for such Target Fund Shares is more than one year as of the date the Merger is consummated.

(h) The basis of the Target Fund’s assets received by the Merger Sub in the Merger will be the same as the basis of such assets in the hands of the Target Fund immediately before the Merger.

(i) The holding period of the assets of the Target Fund received by the Merger Sub in the Merger will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Merger on the Target Fund, the Acquiring Fund, the Merger Sub or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, and (2) the effect of the Merger under the alternative minimum tax imposed under Section 55 of the Code on any direct or indirect shareholder of a Target Fund that is a corporation, and (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Willkie Farr & Gallagher LLP may reasonably request of the Funds and the Merger Sub. The

Target Fund and the Acquiring Fund Parties will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.11. Insofar as the opinions expressed above relate to or are dependent upon the classification of the Acquiring Fund VRDP Shares as equity for federal income tax purposes, Willkie Farr & Gallagher LLP may rely on, without restating, its opinions delivered to the Acquiring Fund with respect to such issue.

ARTICLE IX

EXPENSES

9.1 The Target Fund and the Acquiring Fund will bear expenses incurred in connection with the Merger, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of this Agreement, the preparation and filing of any documents required by such Fund’s state of organization, the preparation and filing of the N-14 Registration Statement and the Preferred Shares Proxy Statement with the Commission, the printing and distribution of the Joint Proxy Statement/Prospectus, the Preferred Shares Proxy Statement and any other materials required to be distributed to shareholders, the Commission, state securities commission and secretary of state filing fees and legal and audit fees in connection with the Merger, fees incurred in obtaining the requisite consents of rating agencies, counterparties or service providers to the preferred shares, legal fees incurred in connection with amending the transaction documents for the preferred shares, which may include the legal fees of counterparties and service providers to the extent applicable, [fees and expenses incurred in connection with the Target Fund VRDP Refinancing,] legal fees incurred preparing each Fund’s board materials, attending each Fund’s board meetings and preparing the minutes, rating agency fees associated with the ratings of the preferred shares in connection with the Merger, audit fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any other legal fees and similar expenses incurred in connection with the Merger, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon any reasonable methodology approved by the Boards of the Funds, provided, that BlackRock may bear all or a portion of the Merger expenses of each Fund as set forth in the N-14 Registration Statement. Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Merger.

9.2 Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3 Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

10.1 The parties agree that no party has made to any other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Target Fund. In addition, this Agreement may be terminated by either party at or before the Closing Date due to:

(a) a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c) a determination by the Acquiring Fund Board or the Target Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the transactions contemplated by this Agreement.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund Parties or the Target Fund. Notwithstanding any other provision of this Agreement to the contrary, the termination of this Agreement with respect to a Fund will have no effect on the obligation of that Fund to bear the portion of Merger-related expenses allocated to it as provided in Section 9.1.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by each Fund and the Merger Sub subject to the prior review of each Fund’s and the Merger Sub’s counsel and the authorization of each Board; provided, however, that following the Shareholder Meeting, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1 The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the terms “including” or “include” in this Agreement shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The execution and delivery of this Agreement may occur by facsimile or by email in portable document format (PDF) or by other means of electronic signature and electronic transmission, including DocuSign or other similar method, and originals or copies of signatures executed and delivered by such methods shall have the full force and effect of the original signatures.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is understood and agreed that no Fund shall have any liability for the obligations of the other Fund, and the liabilities of each Fund shall be several and not joint.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

BLACKROCK MUNIYIELD NEW YORK QUALITY FUND, INC.

By:
Name: [ ]
Title: [ ]

[BLACKROCK MUNIHOLDINGS NEW YORK QUALITY FUND, INC.] [BLACKROCK NEW YORK MUNICIPAL INCOME TRUST]

By:
Name: [ ]
Title [ ]

[MERGER SUB]

By:
Name: [ ]
Title [ ]

APPENDIX B

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Proxy Statement.

Acquiring Fund

The following are fundamental investment restrictions of the Acquiring Fund and may not be changed without the approval of the holders of a majority of the Acquiring Fund’s outstanding Common Shares and outstanding Preferred Shares, voting together as a single class, and a majority of the outstanding Preferred Shares, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock). The Acquiring Fund may not:

1. Make investments for the purpose of exercising control or management.

2. Purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition or reorganization, (ii) by purchase of shares of tax-exempt money market funds advised by the Investment Advisor or its affiliates (as defined in the 1940 Act) to the extent permitted by an exemptive order issued to the Acquiring Fund by the SEC, or (iii) by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter not more than 10% of the Acquiring Fund’s total assets would be invested in such securities.

3. Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided that the Acquiring Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein and the Acquiring Fund may purchase and sell financial futures contracts and options thereon.

4. Issue senior securities other than preferred stock or borrow in excess of 5% of its total assets taken at market value; provided, however, that the Acquiring Fund is authorized to borrow moneys in excess of 5% of the value of its total assets for the purpose of repurchasing shares of common stock or redeeming shares of preferred stock.

5. Underwrite securities of other issuers except insofar as the Acquiring Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

6. Make loans to other persons, except that the Acquiring Fund may purchase New York Municipal Bonds, Municipal Bonds and other debt securities in accordance with its investment objective, policies and limitations.

7. Purchase any securities on margin, except that the Acquiring Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Acquiring Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

8. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Acquiring Fund may write, purchase and sell options and futures on MYN New York Municipal Bonds, MYN Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities.

9. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, states municipalities and their political subdivisions are not considered to be part of any industry.

For purposes of fundamental investment restriction (4) above, the Acquiring Fund may borrow moneys in excess of 5% of the value of its total assets to the extent permitted by Section 18 of the 1940 Act or otherwise as permitted by applicable law for the purpose of repurchasing shares of common stock or redeeming shares of preferred stock. For purposes of fundamental investment restriction (9) above, the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.

An additional investment restriction adopted by the Acquiring Fund, which may be changed by the Board without stockholder approval, provides that the Acquiring Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Acquiring Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation. The Acquiring Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Acquiring Fund is not limited by the 1940 Act in the proportion of its total assets that it may invest in securities of a single issuer. However, the Acquiring Fund’s investments are limited so as to qualify the Acquiring Fund for the special tax treatment afforded RICs under the federal tax laws. In order to qualify as a RIC, the Acquiring Fund must, among other things, diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Acquiring Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer, any two or more issuers controlled by the Acquiring Fund and engaged in the same, similar or related trades or businesses, or any one or more “qualified publicly traded partnerships.” For purposes of this restriction, the Acquiring Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of the Acquiring Fund to the extent necessary to comply with changes in the federal tax requirements.

To the extent that the Acquiring Fund assumes large positions in the securities of a small number of issuers, its yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

The Acquiring Fund’s VRDP Shares are assigned long-term ratings by Moody’s and Fitch. In order to maintain the required ratings, the Acquiring Fund is required to comply with certain investment quality, diversification and other guidelines established by Moody’s and Fitch. Such guidelines may be more restrictive than the restrictions set forth above. The Acquiring Fund does not anticipate that such guidelines would have a material adverse effect on its ability to achieve its investment objective. Moody’s and Fitch receive fees in connection with their ratings issuances. The Acquiring Fund is also subject to certain covenants and requirements under the terms of the Acquiring Fund VRDP Shares and related documents, including the terms of the liquidity facility supporting the Acquiring Fund VRDP Shares. Such requirements may be more restrictive than the restrictions set forth above. The Acquiring Fund does not anticipate that such requirements would have a material adverse effect on its ability to achieve its investment objective.

MHN

MHN has adopted restrictions and policies relating to the investment of MHN’s assets and its activities. Certain of the restrictions are fundamental policies of MHN and may not be changed without the approval of the holders of a majority of MHN’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding share of each class of capital stock, but for shares of preferred stock voting separately as a single class, “majority” means more than 50% of the outstanding shares of preferred stock.

Fundamental Investment Restrictions. Under these fundamental investment restrictions, MHN may not:

1. Make investments for the purpose of exercising control or management.

2. Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided that MHN may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interest therein, and MHN may purchase and sell financial futures contracts and options thereon.

3. Issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act.

4. Underwrite securities of other issuers except insofar as MHN may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

5. Make loans to other persons, except that MHN may purchase MHN New York Municipal Bonds, MHN Municipal Bonds and other debt securities in accordance with its investment objective, policies and limitations.

6. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

For purposes of fundamental investment restriction (6) above, the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.

Additional investment restrictions adopted by MHN, which may be changed by the Board without shareholder approval, provide that MHN may not:

a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently prohibits MHN from purchasing the securities of other investment companies except if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by MHN, (ii) 5% of MHN’s total assets, taken at market value, would be invested in anyone such company, (iii) 10% of MHN’s total assets, taken at market value, would be invested in such securities, and (iv) MHN, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of anyone closed-end investment company.

b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by MHN except as may be necessary in connection with borrowings mentioned in investment restriction (3) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

c. Purchase any securities on margin, except that MHN may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by MHN of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

d. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that MHN may write, purchase and sell options and futures on MHN New York Municipal Bonds, MHN Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities and may purchase and sell Call Rights to require mandatory tender for the purchase of related MHN New York Municipal Bonds and MHN Municipal Bonds.

Unless otherwise indicated, all limitations under MHN’s fundamental or non-fundamental investment restrictions apply only at the time that a transaction is undertaken. Any change in the percentage of MHN’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in MHN’s total assets will not require MHN to dispose of an investment until the Investment Advisor determines that it is practicable to sell or close out the investment without undue market or tax consequences.

Any policies of MHN not described as fundamental may be changed by the Board without shareholder approval.

If a percentage restriction on the investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

MHN is classified as non-diversified within the meaning of the 1940 Act, which means that MHN is not limited by the 1940 Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified fund, MHN’s investments are limited, however, in order to allow MHN to continue to qualify as a regulated investment company under Code. To qualify, MHN complies with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of MHN’s total assets will be invested in the securities of a single issuer or in qualified publicly traded partnerships as defined in the Code and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and MHN will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, MHN will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of MHN to the extent necessary to comply with changes in the federal tax requirements. A fund that elects to be classified as “diversified” under the 1940 Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

BNY

The following are fundamental investment restrictions of BNY and may not be changed without the approval of the holders of a majority of BNY’s outstanding common shares and outstanding preferred shares, voting together as a single class, and a majority of the outstanding preferred shares, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of shares represented at a meeting at which more than 50% of the outstanding shares of each class of shares are represented or (ii) more than 50% of the outstanding shares of each class of shares). BNY may not:

1. Invest 25% or more of the value of its total assets in any one industry, provided that this limitation does not apply to municipal bonds other than those municipal bonds backed only by assets and revenues of non-governmental issuers;

2. Issue senior securities or borrow money other than as permitted by the 1940 Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

3. Make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with BNY’s investment objective and policies or the entry into repurchase agreements;

4. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities BNY may be deemed to be an underwriter;

5. Purchase or sell real estate or interests therein other than municipal bonds secured by real estate or interests therein; provided that BNY may hold and sell any real estate acquired in connection with its investment in portfolio securities; or

6. Purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without BNY becoming subject to registration with the CFTC as a commodity pool.

For purposes of applying the limitation set forth in subparagraph (1) above, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that BNY may invest more than 25% of its total assets in a broader economic sector of the market for municipal bonds, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. BNY reserves the right to invest more than 25% of its assets in industrial development bonds and private activity securities.

For the purpose of applying the limitation set forth in subparagraph (1) above, a non-governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.

When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of BNY’s assets that may be invested in municipal bonds insured by any given insurer.

In addition to the foregoing fundamental investment policies, BNY is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board. BNY may not:

a) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of BNY’s total assets and BNY’s aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. BNY may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, BNY owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

b) purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder; or

c) purchase securities of companies for the purpose of exercising control.

If a percentage restriction on the investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

APPENDIX C

FORM OF AMENDMENT TO MYN ARTICLES SUPPLEMENTARY

BLACKROCK MUNIYIELD NEW YORK QUALITY FUND, INC.

ARTICLES OF AMENDMENT

This is to certify that:

First: The charter of BlackRock MuniYield New York Quality Fund, Inc., a Maryland corporation (the “Corporation”), is amended by these Articles of Amendment, which amend that section of the charter titled Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares, dated as of April 20, 2011 (as amended to date, the “Governing Document”).

Second: The charter of the Corporation is hereby amended by deleting the first and second recitals of the Governing Document in their entirety and replacing them with the following:

FIRST: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article V of the Corporation’s Charter, the Board of Directors has, by resolution duly adopted on April 14, 2011, reclassified 2,477 authorized and unissued shares of common stock of the Corporation as shares of preferred stock of the Corporation, par value $0.10 per share, as Variable Rate Demand Preferred Shares (the “VRDP Shares”). The VRDP Shares may be issued in one or more series, as designated and authorized by the Board of Directors or a duly authorized committee thereof from time to time (each series of VRDP Shares that may be authorized and issued, a “Series”).

SECOND: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article V of the Corporation’s Charter, the Board of Directors, by resolution duly adopted on [•], 2025, approved the reclassification of [•] authorized and unissued shares of common stock of the Corporation as additional VRDP Shares.

THIRD: The preferences (including liquidation preference), voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each Series of VRDP Shares are as follows or as set forth in an amendment to these Articles Supplementary or otherwise in the Corporation’s Charter (each such Series being referred to herein as a “Series of VRDP Shares”):

Third: The charter of the Corporation is hereby amended by deleting the section titled “Designation” in the Governing Document in its entirety and replacing it with the following:

DESIGNATION

Series W-7: A series of preferred stock, par value $0.10 per share, liquidation preference $100,000 per share, has been authorized and designated as “Series W-7 Variable Rate Demand Preferred Shares,” also referred to herein as “Series W-7 VRDP Shares”. The number of Series W-7 VRDP Shares approved for issuance is [•]. Each Series W-7 VRDP Share shall be issued on a date or dates determined by the Board of Directors of the Corporation or pursuant to their delegated authority; have an Applicable Rate equal to the sum of 0.25% per annum plus the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index, published at 3:00 p.m., New York City time, on Wednesday, April 20, 2011, or 0.50% per annum, if the SIFMA Municipal

Swap Index is not so published for the Initial Rate Period from, and including, the Date of Original Issue to, and including, April 27, 2011, and an initial Dividend Payment Date of May 2, 2011; and have such other preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption as required by Applicable Law and that are expressly set forth in the Charter. The Series W-7 VRDP Shares shall constitute a separate series of preferred stock of the Corporation and each Series W-7 VRDP Share shall be identical. Except as otherwise provided with respect to any additional Series of VRDP Shares, the terms and conditions of these Articles Supplementary apply to each Series of VRDP Shares and each share of such Series.

Fourth: The charter of the Corporation is hereby amended by deleting Section 1(a) of the Governing Document in its entirety and replacing it with the following:

(a) Authorized Shares. The number of authorized shares constituting the VRDP Shares is as set forth above under the title “Designation.”

Fifth: The amendment to the charter of the Corporation as set forth above in these Articles of Amendment has been duly advised by the board of directors of the Corporation and approved by the stockholders of the Corporation as and to the extent required by law and in accordance with the charter of the Corporation.

Sixth: These Articles of Amendment shall be effective as of [•], 2025.

[Signature Page Follows]

IN WITNESS WHEREOF, BlackRock MuniYield New York Quality Fund, Inc. has caused these Articles of Amendment to be signed as of [•], 2025 in its name and on its behalf by the person named below, who acknowledges that these Articles of Amendment are the act of the Corporation and, to the best of such person’s knowledge, information, and belief and under penalties for perjury, all matters and facts contained in these Articles of Amendment are true in all material respects.

BLACKROCK MUNIYIELD NEW YORK QUALITY FUND, INC.

By:
Name: Stephen Minar
Title: Vice President

ATTEST:

Name: Janey Ahn
Title: Secretary

APPENDIX D

DESCRIPTION OF BOND RATINGS

A rating is generally assigned to a fixed-income security at the time of issuance by a credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.

NRSROs may rate specific investments (e.g., bonds), issuers (e.g., corporations, governments and financial institutions) and/or programs (e.g., commercial paper programs). However, certain types of investments may not be rated by NRSROs, such as certain government/sovereign obligations, US agency securities, commercial paper, time deposits at financial institutions, and derivative instruments such as credit default swaps. For these types of investments, as well as US Treasury securities (some of which are not rated), where a NRSRO has not rated the specific investment but has rated the investment’s issuer, program, financial institution or underlying reference asset, BlackRock Advisors, LLC, BlackRock Fund Advisors or their respective affiliates (“BlackRock”) may consider the investment to have the same NRSRO rating as its issuer, program, financial institution or underlying reference asset, as applicable. In the case of municipal securities, where one NRSRO provides multiple ratings for the same security (e.g., “underlying,” “insured” and/or “enhanced” ratings), BlackRock may consider the security to have the highest of the multiple ratings.

New issue securities (regardless of type) may not be rated by a NRSRO at the time of their initial offering. Preliminary prospectuses or term sheets for new issue securities may include an expected rating for the security (as determined by the underwriter and/or issuer) or a NRSRO rating for the issuer of the security. If applicable, when deciding whether to purchase a new issue security that has not yet been rated by a NRSRO, BlackRock may attribute an expected rating to the security based on: (i) the expected rating of the security set forth in the preliminary prospectus or term sheet for the security; (ii) the NRSRO’s rating for the issuer of the security set forth in the preliminary prospectus or term sheet for the security; or (iii) with respect to asset-backed securities, the rating of a prior issuance having a similar structure or the same sponsor.

Where the investment objective of a fund is to track the performance of an index that includes credit ratings eligibility criteria as part of its index methodology, the fund may purchase any security within the index, such security having been determined by the index provider as meeting its credit ratings eligibility criteria. The credit ratings practices of an index provider may differ from BlackRock’s practices, as described above. Further, the fund may invest, directly or indirectly, in securities that are not rated by a rating agency or securities with a credit rating that differs from the credit rating specified in its index methodology in various circumstances, including where a security is downgraded but not yet removed from an index, following the removal of a security from an index prior to its sale by the fund or as a result of a corporate action or restructuring affecting an issuer of a security held by the fund.

Fixed-income securities which are unrated may expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on BlackRock’s judgment, analysis and experience in the evaluation of such securities.

Investors should note that the assignment of a rating to a security by an NRSRO may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments or on the likelihood of default.

Securities deemed to be high yield are rated below Baa3 by Moody’s and below BBB- by S&P Global Ratings and Fitch.

The descriptions below relate to general long-term and short-term obligations of an issuer.

A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Global Long-Term Rating Scale

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Rating Scale

P-1	Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2	Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Description of Moody’s Short-Term Obligation Ratings

Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales discussed below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

VMIG Scale

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P Global Ratings (“S&P”), a Division of S&P Global Inc., Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

The nature and provisions of the financial obligation, and the promise S&P imputes; and

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial,

or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*	Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

D	‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales

Fitch Ratings publishes opinions on a variety of scales. The most common of these are credit ratings, but the agency also publishes ratings, scores and other relative opinions relating to financial or operational strength. For example, Fitch also provides specialized ratings of servicers of residential and commercial mortgages, asset managers and funds. In each case, users should refer to the definitions of each individual scale for guidance on the dimensions of risk covered in each assessment.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of historical default rates.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment.

Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

The primary credit rating scales can be used to provide a rating of privately issued obligations or certain note issuance programs or for private ratings. In this case the rating is not published, but only provided to the issuer or its agents in the form of a rating letter.

The primary credit rating scales may also be used to provide ratings for a more narrow scope, including interest strips and return of principal or in other forms of opinions such as credit opinions or rating assessment services. Credit opinions are either a notch- or category-specific view using the primary rating scale and omit one or more characteristics of a full rating or meet them to a different standard. Credit opinions will be indicated using a lower case letter symbol combined with either an ‘*’ (e.g., ‘bbb+*’) or (cat) suffix to denote the opinion status. Credit opinions will be point-in-time typically but may be monitored if the analytical group believes information will be sufficiently available. Rating assessment services are a notch-specific view using the primary rating scale of how an existing or potential rating may be changed by a given set of hypothetical circumstances. While credit opinions and rating assessment services are point-in-time and are not monitored, they may have a directional watch or outlook assigned, which can signify the trajectory of the credit profile.

Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, Ratings of debtor-in-possession (“DIP”) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity’s issuer rating or issuer default rating (“IDR”), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

Fitch long-term obligations rating scales are as follows:

AAA	Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very High Credit Quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High Credit Quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good Credit Quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly Speculative. ‘B’ ratings indicate that material credit risk is present.

CCC	Substantial Credit Risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC	Very High Levels of Credit Risk. ‘CC’ ratings indicate very high levels of credit risk.

C	Exceptionally High Levels of Credit Risk. ‘C’ indicates exceptionally high levels of credit risk.

Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.

For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Description of Fitch’s Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch short-term ratings are as follows:

F1	Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High Short-Term Default Risk. Default is a real possibility.

RD	Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX E

SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN NEW YORK MUNICIPAL

SECURITIES

The following information is a brief summary of factors affecting the economy of New York City (the “City” or “New York City”) or New York State (the “State”, “New York” or “NYS”) and does not purport to be a complete description of such factors. Other factors will affect issuers.

The summary is based primarily upon the most recent publicly available offering statements relating to debt offerings of state and local issuers and other financial and demographic information, as of April 9, 2025 with respect to the City and June 12, 2025 with respect to the State, and it does not reflect recent developments since the dates of such offering statements and other information. Neither the Acquiring Fund nor its legal counsel has independently verified this information.

The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for, or the market value of, the New York municipal bonds in which the Acquiring Fund invests.

NEW YORK CITY

General. The City, with an estimated population of approximately 8.5 million as of July 2024, is an international center of business and culture. Its economy is broadly based, with the banking, securities, insurance, technology, information, publishing, fashion, design, retailing, education and health care industries accounting for a significant portion of the City’s total employment earnings. Additionally, the City is a leading tourist destination.

For each of the 1981 through 2024 fiscal years, the City’s General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles (“GAAP”), after discretionary and other transfers and except for the application of Governmental Accounting Standards Board (“GASB”) Statement No. 49 (“GASB 49”) and without regard to certain fund balances, which may be carried forward as described below. City fiscal years end on June 30 and are referred to by the calendar year in which they end. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without proposed tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City’s economic base.

As required by the New York State Financial Emergency Act for The City of New York (the “Financial Emergency Act”) and the New York City Charter (the “City Charter”), the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City’s capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City’s current financial plan projects budget balance in the 2025 and 2026 fiscal years in accordance with GAAP except for the application of GASB 49 and without regard to certain fund balances, which may be carried forward as described below. In 2010, the Financial Emergency Act was amended to waive the budgetary impact of GASB 49 by enabling the City to continue to finance with bond proceeds certain pollution remediation costs. In addition, the City may, without violating its budget balance requirements, carry forward to a subsequent fiscal year or fiscal years unspent balances from certain funds restricted as to their use, as well as balances in the Health Insurance Stabilization Fund, School Crossing Guards Health Insurance Fund, Management Benefits Fund and Revenue Stabilization Fund. The City’s current financial plan projects budget gaps for the 2027 through 2029 fiscal years. A pattern of current year balance and projected future year budget gaps has been consistent through the entire period since 1982, during which the City has achieved an excess of revenues over expenditures, before discretionary and other transfers, for each fiscal year. The City is required to submit its financial plans to the New York State Financial Control Board (the “Control Board”).

For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that State budgets for future State fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures. In addition, the City has made various assumptions with respect to federal aid. Future federal actions or inactions could have adverse effects on the City, both directly and indirectly through State aid to localities reductions that will need to be taken in the absence of additional federal aid to the State.

The Mayor is responsible under the City Charter for preparing the City’s annual expense and capital budgets (as adopted, the “Expense Budget” and the “Capital Budget,” respectively, and collectively, the “Budgets”) and for submitting the Budgets to the City Council for its review and adoption. The Expense Budget covers the City’s operating expenditures for municipal services, while the Capital Budget covers expenditures for capital projects, as defined in the City Charter, in each case for the City fiscal year. Operations under the Expense Budget must reflect the aggregate expenditure limitations contained in financial plans.

The Mayor is also responsible for preparing the City’s financial plan, which relates to the City and certain entities that receive funds from the City. The financial plan is modified quarterly. The City’s projections set forth in the financial plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the international, national, regional and local economies, the provision of State and federal aid and other State and federal actions and inactions, such as the potential consequences of not resolving the federal debt ceiling negotiations, the impact on City revenues and expenditures of any future federal or State legislation and policies affecting the City and the cost of pension structures and healthcare.

Implementation of the financial plan is dependent on the City’s ability to successfully market its bonds and notes. Implementation of the financial plan is also dependent upon the ability to market the securities of other financing entities including the New York City Municipal Water Finance Authority (the “Water Authority”) and the New York City Transitional Finance Authority (“TFA”). The success of projected public sales of City, Water Authority, TFA and other bonds and notes will be subject to prevailing market conditions. Future developments in the financial markets generally, as well as future developments concerning the City, and public discussion of such developments, may affect the market for outstanding City general obligation bonds and notes.

The City Comptroller and other agencies and public officials, from time to time, issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City’s financial plans.

City Financial Plan. For the 2024 fiscal year, the City’s General Fund had a total surplus of $4.4 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, except for the application of GASB 49 and without regard to certain fund balances permitted to be carried forward, after discretionary and other transfers. The 2024 fiscal year was the forty-fourth consecutive year that the City achieved balanced operating results when reported in accordance with GAAP, except for the application of GASB 49 and without regard to certain fund balances permitted to be carried forward.

2025-2029 Financial Plan

For June 30, 2024, the City submitted to the Control Board the financial plan for the 2024 through 2028 fiscal years (the “June Financial Plan”), which was consistent with the City’s capital and expense budgets as adopted for the 2025 fiscal year. On November 20, 2024, the City submitted to the Control Board a modification to the June Financial Plan (as so modified, the “November Financial Plan”). On January 16, 2025, the Mayor released the preliminary budget for the 2026 fiscal year and the City submitted to the Control Board a modification to the November Financial Plan for the 2025 through 2029 fiscal years (as so modified, the “Financial Plan”).

The Financial Plan projects revenues and expenses for the 2025 and 2026 fiscal years balanced in accordance with GAAP, except as described above, and projects gaps of approximately $4.25 billion, $5.38 billion and $5.08 billion in fiscal years 2027, 2028 and 2029, respectively. The June Financial Plan had projected revenues and expenses for the 2024 and 2025 fiscal years balanced in accordance with GAAP, except as described above, and had projected gaps of approximately $5.5 billion, $5.59 billion and $6.47 billion in fiscal years 2026 through 2028, respectively.

The Financial Plan reflects, since the June Financial Plan, increases in projected net revenues of $1.43 billion, $2.02 billion, $1.24 billion and $1.31 billion in fiscal years 2025 through 2028, respectively. Changes in projected revenues include: (i) increases in real property tax revenues of $59 million, $209 million, $163 million and $299 million in fiscal years 2025 through 2028, respectively; (ii) increases in personal income tax and pass-through entity tax revenues of $124 million and $210 million in fiscal years 2025 and 2026, respectively; (iii) increases in business tax revenues of $1.09 billion, $1.58 billion, $1.01 billion and $1.02 billion in fiscal years 2025 through 2028, respectively; (iv) decreases in sales tax revenues of $83 million, $71 million, $40 million and $42 million in fiscal years 2025 through 2028, respectively; (v) decreases in real estate transaction tax revenues of $24 million, $17 million, $53 million and $58 million in fiscal years 2025 through 2028, respectively; (vi) increases in hotel tax revenues of $18 million, $26 million, $38 million and $10 million in fiscal years 2025 through 2028, respectively; and (vii) increases in other tax revenues of $131 million, $109 million, $142 million and $117 million in fiscal years 2025 through 2028, respectively.

Changes in net projected revenues also include (i) increases in non-tax revenues of $100 million, $45 million, $39 million and $38 million in fiscal years 2025 through 2028, respectively; (ii) decreases in personal income tax revenues of $63 million, $65 million and $68 million in fiscal years 2026 through 2028, respectively, due to increases in tax refunds if the proposed “Axe the Tax” program is enacted; and (iii) an increase in unrestricted aid revenues of $16 million in fiscal year 2025.

The Financial Plan also reflects, since the June Financial Plan, net decreases in projected net expenditures of $916 million, $1.14 billion and $109 million in fiscal years 2025 through 2027, respectively, and a net increase in projected net expenditures of $225 million in fiscal year 2028. Changes in projected expenditures include: (i) increases in agency expenses of $3.77 billion, $883 million, $708 million and $719 million in fiscal years 2025 through 2028, respectively; (ii) decreases in projected personal services and other than personal services expenses of $316 million in fiscal year 2025 and $56 million in each of fiscal years 2026 through 2028; (iii) decreases in certain costs of providing services to asylum seekers of $1.53 billion, $1.40 billion, and $400 million in fiscal years 2025 through 2027, respectively; (iv) decreases in certain labor reserves expenses of $400 million in fiscal year 2025; (v) decreases in pension contributions of $276 million, $519 million, $351 million and $542 million in fiscal years 2025 through 2028, respectively; (vi) decreases in debt service of $221 million, $45 million and $10 million in fiscal years 2025 through 2027, respectively, and an increase in debt service of $104 million in fiscal year 2028; (vii) a decrease in the general reserve of $1.15 billion in fiscal year 2025; (viii) a decrease in the capital stabilization reserve of $250 million in fiscal year 2025; (ix) a decrease of $550 million in fiscal year 2025 reflecting a re-estimate of prior years’ expenses and receivables.

The Financial Plan reflects, since the June Financial Plan, provision of $2.34 billion for the prepayment in fiscal year 2025 of fiscal year 2026 expenses, resulting in an equivalent expenditure reduction in fiscal year 2026.

The Financial Plan assumes total federal categorical grants of $9.69 billion, $7.37 billion, $7.19 billion, $7.24 billion and $7.31 billion in fiscal years 2025 through 2029, respectively.

The City receives significant funding from the federal government for community development, social services, education and other purposes pursuant to various federal programs. The Trump administration has issued a series of executive orders and other policy documents and notices which, if legally enforceable and fully implemented, would impact federal spending programs, including federal funds payable to the City and City related entities, including the New York City Housing Authority (“NYCHA”) and the New York City Health and Hospitals Corporation (“NYCHH”). The City has received several notices from the federal government related to specific federal funding which may result in a pause, delay or termination of the City’s receipt of federal funds for the identified programs. The City expects to receive additional notices in the future. The City is reviewing the relevant orders, policy documents and notices, and continues to analyze their potential impact on the City. It is not possible at this time to predict the effect these executive orders, notices or other potential changes, when taken individually or as a whole, will have on the City’s economy and the Financial Plan. To the extent that implementation of these executive orders or related policy documents and notices would result in the material reduction of federal aid to the City, the City expects to take appropriate actions to seek to maintain such aid. There can be no guarantee that implementation of these or future executive orders or other efforts to limit federal funding will not result in reductions or delay in receiving such aid. Legislative proposals which could restrict eligibility for federal grants have also been introduced in Congress. The likelihood of such proposals being enacted, or the impact such proposals may have on the City if enacted, cannot be determined at this time, but any such impact may be significant.

On February 11, 2025, without any prior administrative notice or process, the federal government clawed back approximately $80 million of federal grant funds for asylum seeker costs, which the City had received in early February. On February 19, 2025, the City received a letter from the Department of Homeland Security (“DHS”)/Federal Emergency Management Agency (“FEMA”) notifying the City that such clawed back funds, along with approximately $37 million of asylum seeker grants awarded but not yet received by the City, are being withheld temporarily. Additionally, the letter states that such funds, as well as federal grant funds for asylum seeker costs of approximately $25.5 million and $45.1 million, received by the City on July 25, 2024, and January 7, 2025, respectively, are subject to additional monitoring and review by DHS/FEMA. Such monitoring and review could result in a reduction of such federal funding. The City is reviewing additional options available to it in response to the February 19, 2025 letter, including pursuing an appeal of FEMA’s decision to temporarily withhold payments. On February 21, 2025, the City filed suit in federal court, seeking a preliminary and permanent injunction and temporary restraining order against the federal government related to such funds. On March 5, 2025, the Court denied the City’s request for a temporary restraining order. On March 20, 2025, the City filed an amended complaint. The City is reviewing the options available to it related to this litigation.

The Governor’s Executive Budget for the State released January 21, 2025 (the “Governor’s Executive Budget”) includes proposals which, if enacted, will result in increased costs to the City. Such proposals, the costs of which are not reflected in the Financial Plan, include: (i) a requirement that the City contribute a total of $3 billion towards the Metropolitan Transportation Authority’s (“MTA”) 2025-2029 Capital Program, concurrent with a required State contribution of $3 billion; (ii) a requirement that the City continue to fund the MTA’s net paratransit operating deficit at the lower of 80% of the deficit or 50% of the deficit plus $165 million in each of fiscal years 2026, 2027, 2028 and 2029; and (iii) a requirement that the City fund an increase in school bus services available after 4 p.m., which is expected to cost the City $1.4 million in fiscal year 2026, with a statutory increase tied to Consumer Price Index in each additional year of the Financial Plan. In addition, as discussed below, the Governor’s Executive Budget does not include any of the additional State funding for City asylum seeker costs assumed in the Financial Plan. The State budget for State fiscal year 2025-2026 is expected to be adopted in April 2025. The Governor’s Executive Budget includes a proposal which, if enacted, would restructure the amortization payment schedules of unfunded pension liabilities for certain pension systems. The Governor’s Executive Budget is a proposal and there can be no assurance that any legislation described in the preceding paragraphs will be enacted as currently proposed, or that the State Legislature will not make changes that have an adverse impact on the City’s Financial Plan projections.

The Financial Plan reflects costs for asylum seeker services of $3.28 billion in fiscal year 2025 and $2.66 billion in fiscal year 2026, which matches the City’s projections for such costs using data available as of January 2025. The Financial Plan reflects costs for asylum seeker services of $2.60 billion, $850 million and $850 million in fiscal years 2027 through 2029, respectively. The City does not have projections for such costs for fiscal years 2027 through 2029. Total projected costs include a ten percent contingency on base estimates to account for the lag between census reductions and the realization of savings through corresponding operational changes. The City continues to monitor the costs of providing asylum seeker services. The costs for asylum seeker services reflected in the Financial Plan include funding from a combination of State, City, and federal sources. The Financial Plan reflects State funding for asylum seeker services of $1.32 billion, $1.0 billion, $1.0 billion, $350 million and $350 million in fiscal years 2025 through 2029, respectively. The City now estimates it will receive $1.2 billion of the $1.32 billion of State funding reflected in the Financial Plan for fiscal year 2025, although actual amounts will vary based on actual expenses and any new funding commitments made by the State. While the Financial Plan reflects additional State funding for asylum seeker costs in fiscal years 2026 and beyond, the Governor’s Executive Budget does not include funding for such costs. The Financial Plan reflects $60 million and $59 million in federal funds reimbursements for costs related to asylum seekers in fiscal years 2025 and 2026, respectively, with no federal funding reflected in fiscal years 2027 and beyond. As noted above, the federal government clawed back approximately $80 million of federal grant funds for asylum seeker costs, which the City had received in early February. As discussed above, on February 21, 2025, the City filed suit in federal court against the federal government related to such funds. In addition, as discussed above, the City received a letter from FEMA/DHS on February 19, 2025, related to these funds as well as approximately $107 million of other federal funding previously awarded to the City for asylum seeker costs. The City is reviewing additional options available to it in response to these actions.

On May 25, 2023, the City Council passed four bills that substantially expand eligibility for the City’s housing rental assistance voucher program for individuals and families who are experiencing or are at risk of homelessness. The bills lift existing eligibility requirements that applicants for vouchers reside or have resided in a City administered shelter, expand income eligibility from 200% of the federal poverty level to 50% of area median income, eliminate all work requirements for some households, and expand eligibility to households that have received written demands for payment of past rent. The Mayor vetoed the bills on June 23, 2023, noting fiscal, operational, policy and legal issues presented by the legislation. The City Council voted to override the vetoes on July 13, 2023. The resulting laws, comprised of Local Law Numbers 99, 100, 101 and 102 of 2023, each took effect on January 9, 2024. The City Commissioner of Social Services advised the City Council, by letter dated December 15, 2023, that in light of the issues identified in the Mayor’s veto messages, the City would not be implementing the local laws at that time. The Legal Aid Society filed a lawsuit in the New York State Supreme Court, New York County on February 14, 2024, against the City. On February 21, 2024, the City Council moved to intervene in the Legal Aid Society’s lawsuit. The Mayor disputed the merits of these claims. On August 1, 2024, the Court denied the petitions from Legal Aid Society and from the City Council, ruling that the Mayor established that the four bills are invalid as preempted by State law. The City Council and Legal Aid Society noticed appeals to the Appellate Division, First Department. Those appeals have been fully briefed and oral argument was heard on February 4, 2025. If a court were to determine that these laws require that each eligible individual and family be provided with a rental assistance voucher, the Mayor estimates that they would cost the City approximately $17.0 billion over the years of the Financial Plan. The full fiscal impact of implementing these laws in this manner is not reflected in the Financial Plan.

The Financial Plan does not reflect for fiscal years 2026 through 2029, the full cost of complying with the requirements included in the State fiscal year 2024 budget (“State 2024 Budget”) that adoption, foster care, and related service providers be compensated at 100% of maximum State aid rates, which is expected to cost the City up to $139 million per fiscal year.

The Financial Plan does not reflect the full cost of complying with a State law enacted in 2022 which mandates certain maximum class sizes in public school kindergarten through twelfth grades, to be phased in over five years. The City met the minimum class size requirement in fiscal years 2024 and 2025. For the City to meet the minimum class size requirement in fiscal year 2026 and beyond additional funding, not currently reflected in the Financial Plan, is required. Such additional funding required is estimated to be up to $1.9 billion in City expense funding per fiscal year when the law is fully phased in by fiscal year 2028, with additional capital funding required for the construction of new capacity. The total amount of additional capital funding required has not yet been determined but is likely significant. In addition, the Financial Plan does not fully reflect likely future costs for legally mandated tuition for special education students unilaterally placed by their families in private school settings or for other privately provided services for special education students in private school settings. The City is closely monitoring these costs and while the amounts are not currently known, they are likely to be significant.

The State fiscal year 2021 budget included a requirement that the City increase its funding of the Metropolitan Transportation Authority’s (“MTA”) net paratransit operating deficit from 33% to 50%. The State 2024 Budget further required the City to increase its funding in fiscal years 2024 and 2025 from 50% to the lower of 80% of the deficit or 50% of the deficit plus $165 million. The City’s Financial Plan reflects $505 million in fiscal year 2025, and $175 million in each of fiscal years 2026 through 2029 to cover the City’s contributions for paratransit services, compared to the MTA’s November 2024 financial plan estimates of $499 million, $510 million, $550 million, $577 million, and $602 million in fiscal years 2025 through 2029, respectively. Although the State 2024 Budget only mandated the above-described increases for fiscal years 2024 and 2025, the MTA’s financial plan assumes City funding for paratransit in fiscal year 2026 and beyond will remain at such increased levels. The Governor’s Executive Budget includes a proposal that the City continue to fund the MTA’s net paratransit operating deficit at the lower of 80% of the deficit or 50% of the deficit plus $165 million in each of fiscal years 2026, 2027, 2028 and 2029. The City will continue to monitor the anticipated paratransit costs for future years. The Financial Plan does not reflect full funding to cover projected increases in the annual operating deficit of the MTA Bus Company, which the City is obligated to fund. The Financial Plan reflects $508 million in fiscal year 2025 and $490 million in each of fiscal years 2026 through 2029 compared to MTA’s estimate of such costs of $521 million, $591 million, $717 million, $765 million and $773 million in fiscal years 2026 through 2029, respectively. On January 5, 2025 congestion tolling for vehicles entering a designated congestion zone in Manhattan below 60th Street, with revenues to be directed to the MTA for transit improvements, went into effect. On February 19, 2025, the Secretary of the U.S. Department of Transportation (“DOT”) provided written notification to the Governor stating that the Federal Highway Administration would rescind its prior approval of the congestion tolling program. The DOT instructed the State to cease collection of tolls by March 21, 2025, and later extended that deadline to April 20, 2025. The MTA is challenging this determination in federal court. Although the program has no direct impact on the City’s budget, if the DOT’s termination of the program is enacted and legally enforceable and MTA’s revenues are reduced, the City may be asked to increase its funding to the MTA. In addition, in a letter dated March 18, 2025, DOT directed the MTA to provide certain information relating to the MTA’s plan to ensure safety on the New York City transit system and to document all sources of funding used in safety programs.

On January 31, 2019, NYCHA, the City and the U.S. Department of Housing and Urban Development (“HUD”) entered into an agreement (the “HUD Agreement”) relating to lead-based paint and other health and safety concerns in NYCHA’s properties. The HUD Agreement established a framework by which NYCHA will continue to evaluate and progress towards compliance with federal requirements. Pursuant to the HUD Agreement, a federal monitor, with access to NYCHA information and personnel, was appointed to oversee NYCHA’s compliance with the terms of the agreement and federal regulations. The first term of the monitorship ran from 2019-2024 and a second term with a new monitor began on February 28, 2024. The federal monitor has issued and will continue to issue quarterly reports on NYCHA’s compliance with the HUD Agreement. Also pursuant to the HUD Agreement, the City allocated $1.7 billion in capital funding in the Capital Commitment Plan for fiscal years 2025-2029 (the “2025-2029 Capital Commitment Plan”), with an additional $1.2 billion in City capital funds reflected in the remaining years of the Preliminary Ten-Year Capital Strategy for fiscal years 2030 through 2035. In addition to the capital available pursuant to the HUD Agreement, the Preliminary Ten-Year Capital Strategy reflects $1.3 billion in additional City capital to NYCHA in fiscal years 2026 through 2035. NYCHA subsequently announced that it may be out of compliance with a number of federal regulations beyond the regulations concerning lead-based paint and other health and safety concerns that were the subject of the HUD Agreement and is implementing a series of organizational reforms to address additional areas where the need for change was identified, as documented in NYCHA’s Transformation Plan. A NYCHA Physical Needs Assessment released in July 2023 estimated its projected capital costs at approximately $60 billion over the next five years and $78 billion over the next twenty years. As part of NYCHA’s strategy to fund these repairs, NYCHA plans to recapitalize 62,000 units through the Permanent Affordability Commitment Together (“PACT”) program and 25,000 units through the New York City Public Housing Preservation Trust (the “Housing Preservation Trust”). The 2025-2029 Capital Commitment Plan reflects a total of $1.6 billion of City capital funding towards PACT and the Housing Preservation Trust projects.

NYCHA’s cumulative rent collection rate is 65% for the period beginning January 2024 through December 2024, which includes rental arrears due from prior years which remain unpaid. The corresponding rate for calendar year 2019, prior to the pandemic was 88%. As of February 2025, prior years’ rental arrears total $545 million. The high prior years’ arrears balance has had a direct impact on NYCHA’s revenues and has required NYCHA to use reserves for basic expenses, eliminate budgeted vacancies, and reduce nonessential contracting. While this projected shortfall does not directly impact the City’s budget, if NYCHA is unable to collect on its prior year rental arrears, the City could be asked to increase its funding to NYCHA. To date, NYCHA has applied approximately $150 million of the $161 million in funding from the State’s Emergency Rental Assistance Program (“ERAP”) to pay rental and utility arrears accumulated during the COVID-19 pandemic. An additional $35 million in ERAP funds has been allocated for rental arrears but has not yet been applied to tenant accounts. Additionally, on January 5, 2024, HUD approved the City’s HOME American Rescue Plan Allocation where $150 million was allocated towards NYCHA tenant arrears.

NYCHA receives significant federal funding and is monitoring the potential impact of recent federal executive orders and other actions which may impact NYCHA’s receipt of such funding. Although any reduction in direct federal funding to NYCHA does not directly impact the City’s budget, if NYCHA’s revenues are reduced, the City could be asked to increase its funding to NYCHA.

The New York City Advisory Commission on Property Tax Reform was established in 2018 to consider changes to the City’s property taxation system, without reducing property tax revenues to the City. The commission released its report in December 2021 with recommendations which, among other things, would align the taxable value of certain properties more closely with market value. The commission’s recommendations, which have not yet been acted upon, would require State legislation if they were to be implemented.

On September 25, 2024, Mayor Eric Adams was indicted by the United States on charges relating to wire fraud, bribery and soliciting contributions from foreign nationals. On September 27, 2024, Mayor Adams entered a not guilty plea to the charges. On February 14, 2025, the United States filed a motion seeking dismissal without prejudice of the charges in the indictment. On April 2, 2025, the court dismissed the charges with prejudice.

On February 20, 2025, the Governor announced several initiatives that, if enacted, would impact the City. These proposals include providing additional funding, using City tax dollars, for the Office of the State Deputy Comptroller for the City of New York (“OSDC”), authorizing the City Comptroller, City Council, and the Public Advocate to retain counsel to commence litigation against the federal government to the extent the Law Department refrains from doing so, and establishing a Special Inspector General for New York City Affairs within the Office of the State Inspector General. These proposals would require state legislative approval, and in certain circumstances could require action by the City Council. These initiatives, if enacted, are not expected to have a material impact on the Financial Plan.

From time to time, the City Comptroller, the Control Board staff, the OSDC, the Independent Budget Office (“IBO”) and others issue reports and make public statements regarding the City’s financial condition, commenting on, among other matters, the City’s financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. It is reasonable to expect that reports and statements will continue to be issued and may contain different perspectives on the City’s budget and economy and may engender public comment.

Assumptions. The Financial Plan is based on numerous assumptions, including the condition of the City’s and the region’s economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan assumes no economic recession during the years of the Financial Plan. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed; realization of projected earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City’s required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of NYCHH and other such entities to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on

City revenues and expenditures of federal and State legislation affecting Medicare or other entitlement programs; adoption of the City’s budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the ability of the City and other financing entities to market their securities successfully in the public credit markets; the impact of the outbreak of COVID-19; and the extension of the authorization to sell real property tax liens. Certain of these assumptions are reviewed in reports issued by the City Comptroller and other public officials. See “Certain Reports” herein.

The projections and assumptions contained in the Financial Plan are subject to revision, which may be substantial. No assurance can be given that these estimates and projections, which include actions the City expects will be taken but are not within the City’s control, will be realized.

Revenue Assumptions

Real Estate Tax. Projections of real estate tax revenues are based on a number of assumptions, including, among others, assumptions relating to the tax rate, the assessed valuation of the City’s taxable real estate, the delinquency rate, debt service needs, a reserve for uncollectible taxes, and the operating limit.

Projections of real estate tax revenues include net revenues from the sale of real property tax liens of $80 million in each of fiscal years 2025 through 2029. The local law authorizing the City to sell real property tax liens expired on March 1, 2022 and a modified lien sale program was authorized on June 30, 2024. Projections of real estate tax revenues include the effects of the STAR Program which will reduce the real estate tax revenues by an estimated $116 million, $114 million, $112 million, $110 million and $108 million in fiscal years 2025 through 2029, respectively. Projections of real estate tax revenues reflect the estimated cost of extending the current tax reduction for owners of cooperative and condominium apartments amounting to $682 million, $669 million, $686 million, $700 million and $710 million in fiscal years 2025 through 2029, respectively.

The delinquency rate was 1.8% in fiscal year 2020, 2.0% in fiscal year 2021, 1.8% in fiscal year 2022, 2.1% in fiscal year 2023 and 2.2% in fiscal year 2024. The Financial Plan projects delinquency rates being 2.0% in fiscal year 2025 and averaging 2.0% from fiscal years 2026 through 2029.

On April 24, 2017, a lawsuit was filed challenging the City’s real property tax system and valuation methodology. The action alleges that the City’s real property tax system violates the State and federal constitutions as well as the Fair Housing Act. The action further alleges the valuation methodology as mandated by certain provisions of the State Real Property Tax Law results in a disparity and inequality in the amount of taxes paid by certain minority property owners and renters. The City and State defendants moved to dismiss the case. In September 2018, the Court denied the City’s motion to dismiss the complaint and partially granted the State’s motion to dismiss the complaint. All parties appealed the lower court decision and the First Department granted the City’s and the State’s motions to dismiss and dismissed all claims against both the City and the State. On December 1, 2021, the plaintiff served and filed a motion seeking leave to appeal directly from the Court of Appeals. On April 28, 2022, the Court of Appeals granted the plaintiff’s motion for leave to appeal. Oral argument was held at the Court of Appeals on January 9, 2024. A decision was issued on March 19, 2024, in which the Court of Appeals reversed the decision of the Appellate Division in part. The court held that the petitioner sufficiently alleged causes of action against the City under section 305 (2) of the State Real Property Tax Law and the Fair Housing Act and denied the portions of the City’s motion to dismiss relating to those claims. The court affirmed the Appellate Division decision with regard to all other claims brought against the City and the State. On January 23, 2025, plaintiff served the City with a motion seeking partial summary judgment against the City on certain causes of action and seeking a judgment declaring that the disuniformity of the City’s real property taxation system as applied to certain property classes violates New York’s Real Property Tax Law § 305(2). The City’s opposition was filed March 27, 2025, and plaintiff’s reply is due April 11, 2025.

Other Taxes. The Financial Plan reflects the following assumptions regarding projected baseline revenues from Other Taxes: (i) with respect to the personal income tax, an increase in fiscal year 2025 due to stronger withholding and non-withholding income, an increase in fiscal year 2026 as withholding income strength continues, offset by a drop in non-withholding income in fiscal year 2026, followed by a return to historical growth averages in fiscal years 2027 through 2029; (ii) with respect to the business corporation tax, increases in revenue in fiscal year 2025 reflecting continued growth in both finance and non-finance sectors, before flattening out in fiscal year 2026, with growth returning to more historical levels in fiscal years 2027 through 2029; (iii) with respect to the unincorporated business income tax, strong growth in fiscal year 2025 reflecting strength in both finance and non-finance sectors, which carries into fiscal year 2026 before leveling off in fiscal years 2027 through 2029; (iv) with respect to the sales tax, growth is expected to be moderate in fiscal year 2025 as tax collections continue to decelerate post-pandemic, with growth improving modestly in fiscal years 2026 through 2029; (v) with respect to the real property transfer tax, growth in fiscal year 2025 reflects higher prices due to lack of housing supply, as well as an increase in buying power due to a gradual decrease in interest rates, with growth anticipated in fiscal years 2026 through 2029 due to a further decline in interest rates; (vi) with respect to the mortgage recording tax, increases in fiscal year 2025 are projected, as interest rates begin to fall, with further growth expected in fiscal years 2026 through 2029 as interest rates continue to decrease; and (vii) increases in revenue throughout the forecast period reflect strong collections from high liability sectors and gradual improvement of Manhattan commercial office space leasing activity.

Miscellaneous Revenues. The Financial Plan reflects collections from Miscellaneous Revenues in the amounts of approximately $8.3 billion in fiscal year 2025, $7.9 billion in fiscal year 2026, $7.8 billion in fiscal year 2027, $7.9 billion in fiscal year 2028 and $7.9 billion in fiscal year 2029.

Intergovernmental Aid. The Financial Plan assumes that all existing federal and State categorical grant programs will continue, unless specific legislation provides for their termination or adjustment, and assumes increases in aid where increased costs are projected for existing grant programs.

As of November 30, 2024, approximately 17.4% of the City’s full-time and full-time equivalent employees (consisting of employees of the mayoral agencies and the DOE) were paid by Community Development funds, water and sewer funds and from other sources not funded by unrestricted revenues of the City.

A major component of federal categorical aid to the City is the Community Development program. Pursuant to federal legislation, Community Development grants are provided to cities primarily to aid low and moderate income persons by improving housing facilities, parks and other improvements, by providing certain social programs and by promoting economic development. These grants are based on a formula that takes into consideration such factors as population, age of housing and poverty.

The City’s receipt of categorical aid is contingent upon the satisfaction of certain statutory conditions and is subject to subsequent audits, possible disallowances and possible prior claims by the State or federal governments. The general practice of the State and federal governments has been to deduct the amount of any disallowances against the current year’s payment, although in some cases the City remits payment for disallowed amounts to the grantor. Substantial disallowances of aid claims may be asserted during the course of the Financial Plan. The City estimates probable amounts of disallowances of recognized grant revenues and makes the appropriate adjustments to recognized grant revenue for each fiscal year. In fiscal years 2013, 2014, 2015, 2016, 2020 and 2021, downward adjustments of $59 million, $19 million, $110 million, $1 million, $5 million and $24 million, respectively, were made. In fiscal years 2017, 2018 and 2019, upward adjustments of $558 million, $139 million and $113 million, respectively, were made. In fiscal year 2022, a downward adjustment of $35 million was made. In fiscal year 2023, a downward adjustment of $13 million was made. As of June 30, 2023, the City had an accumulated reserve of $331 million for all disallowances of categorical aid. As of June 30, 2024, the City had an accumulated reserve of $33 million for disallowances of categorical aid.

Expenditure Assumptions

Personal Service Costs. The Financial Plan projects that the authorized number of City-funded full-time and full-time equivalent employees will increase from an estimated level of 268,354 as of June 30, 2025 to an estimated level of 268,190 by June 30, 2029.

Other Fringe Benefits includes $3.594 billion, $3.754 billion, $3.914 billion, $4.090 billion and $4.279 billion in fiscal years 2025 through 2029, respectively, for post-employment benefits other than pensions (“OPEB”) expenditures for current retirees, which costs are currently paid by the City on a pay-as-you-go basis.

The City has reached tentative or ratified contract agreements with DC 37, the PBA and others, which, together represent approximately 98% of the City’s unionized workforce for the 2021-2026 round of collective bargaining, the full cost of which is reflected in the Financial Plan. The Financial Plan also reflects the costs of labor settlements for the rest of the City workforce for such round based on the pattern set by the DC 37 or the PBA framework. The respective pattern framework provides raises totaling 16.21% for civilian workers and 18.98% for uniformed workers over a 60-month contract term.

Other Than Personal Services Costs (“OTPS”).

Administrative OTPS and Energy. The Financial Plan contains estimates of the City’s administrative OTPS expenditures for general supplies and materials, equipment and selected contractual services, and the impact of agency gap-closing actions relating to such expenditures in the 2025 fiscal year. Energy costs for each of the 2025 through 2029 fiscal years are assumed to vary annually, with total energy expenditures projected at $1.2 billion in fiscal year 2025 and increasing to $1.39 billion by fiscal year 2029.

Public Assistance. Of total cash assistance expenditures in the City, the City-funded portion is projected to be $1.3 billion in fiscal year 2025, $875 million in fiscal year 2026, $1.2 billion in fiscal year 2027, $1.5 billion in fiscal year 2028 and $1.7 billion in fiscal year 2029.

Medical Assistance. Medical assistance payments projected in the Financial Plan consist of payments to voluntary hospitals, skilled nursing facilities, intermediate care facilities, home care providers, pharmacies, managed care organizations, physicians and other medical practitioners.

The City-funded portion of medical assistance payments is expected to be $6.6 billion, $6.5 billion, $6.6 billion, $6.8 billion and $6.9 billion in fiscal years 2025 through 2029, respectively. Such payments include the City’s capped share of local Medicaid expenditures as well as Supplemental Medicaid payments to NYCHH.

New York City Health and Hospitals. NYCHH, which provides essential services to over 1.1 million New Yorkers annually, faces near- and long-term financial challenges resulting from, among other things, changes in hospital reimbursement and the rising cost of medical services.

In May 2024, NYCHH released a cash-based financial plan, which projected City-funded expenditures of $3.1 billion, $3.0 billion, $1.5 billion, $1.5 billion and $1.6 billion in fiscal years 2024 through 2028, respectively, in addition to the forgiveness of debt service for fiscal years 2024 through 2028 and the City’s contribution to supplemental Medicaid payments which is consistent with the City’s Financial Plan. NYCHH’s financial plan projected total receipts of $12.4 billion, $12.3 billion, $10.7 billion, $10.6 billion and $10.6 billion, and total disbursements of $12.4 billion, $12.2 billion, $10.8 billion, $10.9 billion and $11.0 billion in fiscal years 2024 through 2028, respectively.

NYCHH relies on significant projected revenue from Medicaid, Medicare and other third-party payor programs. Future changes to such programs could have adverse impacts on NYCHH’s financial condition.

Other. The projections set forth in the Financial Plan for OTPS-Other include the City’s contributions to New York City Transit (“NYCT”), NYCHA and the City University of New York (“CUNY”) and subsidies to libraries and various cultural institutions. They also include projections for the cost of future judgments and claims. In the past, the City has provided additional assistance to certain State governmental agencies, public authorities or public benefit corporations which receive or may receive monies from the City directly, indirectly or contingently (“Covered Organizations”) which had exhausted their financial resources prior to the end of the fiscal year. No assurance can be given that similar additional assistance will not be required in the future.

New York City Transit. NYCT operates under its own section of the Financial Plan as a Covered Organization. An accrual-based financial plan for NYCT covering its 2025 through 2028 fiscal years was published in November 2024 (the “2025 NYCT Financial Plan”). The NYCT fiscal year coincides with the calendar year. The 2025 NYCT Financial Plan reflects the negative impacts of the COVID-19 pandemic on MTA costs, ridership, and farebox revenue. The 2025 NYCT Financial Plan reflects City assistance to the NYCT operating budget of $700 million in 2025, increasing to $817 million in 2028 In addition, the 2025 NYCT Financial Plan projects real estate transfer tax revenue dedicated for NYCT use of $410 million in 2025, higher than 2024’s $372 million; that amount increases each year to reach $638 million by 2028. The 2025 NYCT Financial Plan reflects $12.6 billion in revenues and $15.5 billion in expenses for 2025, leaving a budget gap of $2.9 billion. After accounting for accrual adjustments and cash carried over from 2024 there is a projected operating gap of $490 million in 2025, followed by projected operating budget gaps of $708 million in 2026, $1.9 billion in 2027, and $2.6 billion in 2028.

In 2009, a Payroll Mobility Tax (“PMT”) was enacted into State law to provide $0.34 for every $100 of payroll in the MTA’s twelve-county service area. This contribution was increased to $0.60 for every $100 of payroll in New York City in the State 2024 Budget. The PMT is currently expected to generate revenues for NYCT in the amount of $1.9 billion in each of 2025 and 2026, $1.3 billion in 2027 and $1.9 billion in 2028.

The MTA has been able to correct the serious budget shortfalls reflected in recent financial plans through the receipt of one-time direct State aid, a State-mandated increase to the City’s share of paratransit costs, and the implementation of new taxes, fare and toll increases, and operational efficiencies. The City’s payments to the MTA remain dependent on future uncertainties such as additional state or federal funding, ridership trends, and service adjustments.

On September 19, 2019, the MTA released its 2020-2024 Capital Program, which took effect by default in January 2020. After amendment, the program includes $55.4 billion for all MTA agencies, including $34.6 billion to be invested in the NYCT core system and $4.6 billion in NYCT network expansion. The entire 2020-2024 Capital Program was placed on hold in 2020 but resumed upon the announcement of $6.5 billion in federal aid in the American Rescue Plan Act in March of 2021. The program was amended three times from its original $54.8 billion total, once in December 2021, once in July 2022, and most recently in July 2023.

On January 5, 2025, vehicles entering a designated congestion zone, located below 60th Street in Manhattan, began being charged a toll, the revenues from which will be directed to the MTA for transit improvements, including $15 billion for the 2020-2024 Capital Program. On February 19, 2025, the Secretary of the DOT provided written notification to the Governor stating that the Federal Highway Administration would rescind its prior approval of the congestion tolling program. The DOT instructed the State to cease collection of tolls by March 21, 2025, and subsequently extended that deadline to April 20, 2025. The MTA is challenging this determination in federal court. Although the program has no direct impact on the City’s budget, if the DOT’s termination of the program is enacted and legally enforceable and MTA’s revenues are reduced, the City may be asked to increase its funding to the MTA.

In addition to the toll revenues, the State 2020 Budget included legislation authorizing the imposition of sales tax on certain additional internet sales and providing that City sales tax revenues in the amount of $128 million in State fiscal year 2020 (reflecting the portion of the year in which it is effective) and $170 million in State fiscal year 2021 and thereafter increasing by one percent per year, will be directed to the MTA for transit improvements. Revenues from such additional sales tax are currently estimated to be approximately $170 million per year and are in addition to existing sales taxes attributable to certain other internet transactions. Additionally, such legislation provided that State sales tax revenues in the amount of $113 million in State fiscal year 2020 and $150 million in State fiscal year 2021 and thereafter increasing by one percent per year, will be directed to the MTA for transit improvements. The State 2020 Budget also included legislation increasing real estate transfer taxes on properties valued at more than $2 million, which will also be directed to the MTA for transit improvements.

The State fiscal year 2021 budget requires the City to contribute $3 billion towards the 2020-2024 Capital Program concurrent with the State’s $3 billion contribution. Neither the City nor the State can use operating funds dedicated to the MTA to supplant their capital commitment and must pay on a schedule determined by the State Budget Director. The City has appropriated this $3 billion, which has been made available to the MTA, and it is anticipated to be spent within the Preliminary Ten-Year Capital Strategy. The Governor’s Executive Budget includes a proposal that the State and City each contribute an additional $3 billion towards the MTA’s 2025-2029 Capital Program, on a schedule to be set by the State.

The State fiscal year 2021 budget included a requirement that the City increase its funding of the MTA’s net paratransit operating deficit from 33% to 50%. The State 2024 Budget further requires the City to increase its funding in City fiscal years 2024 and 2025 from 50% to the lower of 80% of the deficit or 50% of the deficit plus $165 million. The City’s Financial Plan reflects $505 million in fiscal year 2025, and $175 million in each of fiscal years 2026 through 2029 to cover the City’s contributions for paratransit services, compared to MTA’s estimates of $499 million, $510 million, $550 million, $577 million, and $602 million in fiscal years 2025 through 2029, respectively. The MTA assumes that the State will renew the increased contribution rate for the City after fiscal year 2025. The Governor’s Executive Budget includes a proposal which, if enacted, would require that the City continue to fund the MTA’s net paratransit operating deficit at the lower of 80% of the deficit or 50% of the deficit plus $165 million in each of fiscal years 2026 through 2029. The City continues to monitor anticipated paratransit costs for future years.

Department of Education. State law requires the City to provide City funds for the Department of Education (“DOE”) each year in an amount not less than the amount appropriated for the preceding fiscal year, excluding amounts for debt service and pensions for the DOE. Such City funding must be maintained, unless total City funds for the fiscal year are estimated to be lower than in the preceding fiscal year, in which case the mandated City funding for the DOE may be reduced by an amount up to the percentage reduction in total City funds.

Judgments and Claims. In the fiscal year ended on June 30, 2024, the City expended $1.5 billion for judgments and claims. Such expenses reflect, in part, payments made relating to a class action lawsuit against the Board of Education. The Financial Plan includes provisions for judgments and claims of $877.2 million, $823.2 million, $840.2 million, $862.5 million and $890.6 million for the 2025 through 2029 fiscal years, respectively. These projections incorporate a substantial amount of claims costs attributed to NYCHH, estimated to be $140 million in each year of the Financial Plan, for which NYCHH reimburses the City unless otherwise forgiven by the City, which was the case in fiscal years 2013 and 2016. The City is a party to numerous lawsuits and is the subject of numerous claims and investigations. The City has estimated that its potential future liability on account of outstanding claims against it amounted to approximately $7.5 billion as of June 30, 2025. This estimate was made by categorizing the various claims and applying a statistical model, based primarily on actual settlements by type of claim during the preceding ten fiscal years, and by supplementing the estimated liability with information supplied by the City’s Corporation Counsel.

In addition to the above claims, numerous real estate tax certiorari proceedings involving allegations of inequality of assessment, illegality and overvaluation are currently pending against the City. Based on historical settlement activity, and including an estimated premium for inequality of assessment, the City estimates its potential future liability for outstanding certiorari proceedings to be $1.61 billion and $1.47 billion for the fiscal years ended June 30, 2024 and June 30, 2023, respectively, as reported in the City’s Financial Statements. Provision has been made in the Financial Plan for estimated refunds of $500 million in fiscal year 2025 and $550 million in each of fiscal years 2026 through 2029.

General Obligation, Lease and TFA Debt Service. Debt service estimates for fiscal years 2025 through 2029 include debt service on outstanding general obligation bonds and conduit debt, the funding requirements associated with outstanding TFA Future Tax Secured Bonds, and estimates of debt service costs of, or funding requirements associated with, future general obligation, conduit and TFA Future Tax Secured debt issuances based on projected future market conditions. Such debt service estimates also include estimated payments pursuant to interest rate exchange agreements but do not reflect receipts pursuant to such agreements.

In July 2009, the State amended the New York City Transitional Finance Authority Act to expand the borrowing capacity of TFA by providing that it may have outstanding $13.5 billion of Future Tax Secured Bonds and may issue additional Future Tax Secured Bonds provided that the amount of such additional bonds, together with the amount of indebtedness contracted by the City, does not exceed the debt limit of the City. In April of 2024, the New York City Transitional Finance Authority Act was amended to increase the total amount of TFA Future Tax Secured Bonds authorized to be outstanding and not subject to the City’s debt limit by a total of $14 billion, from

$13.5 billion to $27.5 billion, with $8 billion of such increased capacity available beginning on July 1, 2024, and the remaining $6 billion available beginning on July 1, 2025. The Governor’s Executive Budget includes a proposal to further increase the total amount of Future Tax Secured Bonds authorized to be outstanding and not subject to the City’s debt limit by an additional $3.0 billion beginning July 1, 2025, with such amount increasing to $30.5 billion. The resulting impact of increasing the TFA’s debt incurring capacity not subject to the City’s debt limit would be to increase the combined TFA and City debt-incurring capacity by such corresponding amount.

The City currently expects to continue to finance approximately half of its capital program through the TFA, exclusive of Department of Environmental Protection capital budget items financed by the Water Authority.

The Financial Plan reflects general obligation debt service of $4.4 billion, $4.69 billion, $4.91 billion, $5.35 billion and $5.79 billion in fiscal years 2025 through 2029, respectively, conduit debt service of $112 million, $111 million, $109 million, $104 million and $113 million in fiscal years 2025 through 2029, respectively, and TFA debt service of $3.34 billion, $4.02 billion, $4.55 billion, $ 5.06 billion and $5.5 billion in fiscal years 2025 through 2029, respectively, in each case prior to giving effect to prepayments. Such debt service requirements are projected to be below 15% of projected City tax revenues for each year of the Financial Plan.

Certain Reports. Set forth below are summaries of the most recent reports of the City Comptroller, the OSDC and the staff of the Control Board. These summaries do not purport to be comprehensive or definitive.

On March 5, 2025, the City Comptroller released “Comments on New York City’s Preliminary Budget for Fiscal Year 2026 and Financial Plan for Fiscal Years 2025 - 2029.” The report notes that the Financial Plan does not adequately address adverse actions of the Trump administration and underbudgets known costs by an average of $3.75 billion annually in fiscal years 2026 through 2029, respectively, which misrepresents the size of the City’s budget and understates its gaps.

The City Comptroller suggests adding $1 billion to the general reserve fund in fiscal year 2026 to mitigate the effects of potential cuts to federal aid. In addition, the City Comptroller estimates that the City should deposit $847 million into its rainy day fund (the Revenue Stabilization Fund) in fiscal year 2025 to help address the potential loss of tax revenues if a recession were to result from the Trump administration’s economic policies.

The Governor’s Executive Budget includes a proposal to change the amortization schedule for three of the City’s five pension systems’ unfunded accrued liabilities. This would extend the time it takes for the systems’ obligations to reach the status of fully funded from fiscal years 2032 to 2044. If adopted, the City Comptroller estimates the City’s contributions would decrease in the short term and increase in the longer term, resulting in an estimated $4.2 billion in cumulative savings over the Financial Plan, with a total decline in City contributions of $8.6 billion in fiscal years 2025 through 2032 and an increase of $13.8 billion in fiscal years 2033 through 2044. The City Comptroller believes this change to the City’s pension system should be considered only as an emergency plan to counter harmful federal spending cuts. The report also notes that the Financial Plan does not include a Program to Eliminate the Gap. The City Comptroller continues to advocate that the City establish as part of the budget process a transparent policy of regular efficiency reviews and long-term savings planning.

The City Comptroller projects net re-estimates of $637 million, $3.46 billion, $2.84 billion, $3.31 billion and $2.73 billion in fiscal years 2025 through 2029, respectively. When added to the results projected in the Financial Plan, the City Comptroller projects budget gaps of $637 million,

$3.46 billion, $7.01 billion, $8.69 billion and $7.81 billion in fiscal years 2025 through 2029, respectively. With the City Comptroller’s proposed reserve fund deposits of $847 million into the Revenue Stabilization Fund in fiscal year 2025 and $1 billion into the general reserve fund in fiscal year 2026, the City Comptroller projects budget gaps of $1.48 billion, $4.46 billion, $7.09 billion, $8.69 billion and $7.81 billion in fiscal years 2025 through 2029, respectively.

The City Comptroller’s net revenue projections are higher than the Financial Plan projections by $488 million, $870 million, $1.28 billion, $2.23 billion and $2.97 billion in fiscal years 2025 through 2029, respectively. The report projects that: (i) property tax revenues will be lower by $94 million in fiscal year 2025 and higher by $317 million, $510 million, $1.03 billion and $1.64 billion in fiscal years 2026 through 2029, respectively; (ii) personal income tax revenues will be higher by $377 million, $312 million, $141 million and $248 million in fiscal years 2025, 2026, 2028 and 2029, respectively, and lower by $4 million in fiscal year 2027; (iii) business tax revenues will be lower by $65 million and $210 million in fiscal years 2025 and 2026, respectively, and higher by $264 million, $483 million and $222 million in fiscal years 2027 through 2029, respectively; (iv) sales tax revenues will be higher by $6 million, $65 million, $91 million, $124 million and $379 million in fiscal years 2025 through 2029, respectively; (v) real estate transaction-related tax revenues will be higher by $21 million, $75 million, $122 million, $141 million and $153 million in fiscal years 2025 through 2029, respectively; (vi) tax audit and all other tax revenue will be higher by $216 million, $246 million, $278 million, $301 million and $317 million in fiscal years 2025 through 2029, respectively; and (vii) non-tax revenues will be higher by $27 million, $65 million in fiscal years fiscal years 2025 and 2026, respectively, and $15 million in each of fiscal years 2027 through 2029.

The City Comptroller’s net expenditure projections are higher by $1.12 billion, $4.33 billion, $4.12 billion, $5.54 billion and $5.70 billion in fiscal years 2025 through 2029, respectively (excluding proposed reserve fund deposits), as a result of: (i) additional overtime expenditures of $1.09 billion and $994 million in fiscal years 2025 and 2026, respectively, and $750 million in each of fiscal years 2027 through 2029; (ii) increased expenditures for special education (Carter Cases) of $113 million and $258 million in fiscal years 2025 and 2026, respectively, and $188 million in each of fiscal years 2027 through 2029; (iii) increased expenditures associated with rental assistance of $150 million in fiscal year 2025 and $1.15 billion in each of fiscal years 2026 through 2029; (iv) increased costs of contributions to the MTA of $298 million, $478 million, $539 million and $532 million in fiscal years 2026 through 2029, respectively; (v) increased non-asylum seeker shelter costs of $600 million in each of fiscal years 2026 through 2029; (vi) increased expenditures associated with paying prevailing wage rates for shelter security guards of $50 million in each of fiscal years 2026 through 2029; (vii) increased public assistance costs of $80 million, $550 million and $200 million in fiscal years 2025 through 2027, respectively; (viii) increased expenditures for DOE custodial costs of $154 million in each of fiscal years 2026 through 2029; (ix) increased expenditures for DOE charter leases of $40 million and $35 million in fiscal years 2026 and 2027, respectively; (x) increased expenditures for DOE Pre-K and 3-K of $203 million, $316 million, $296 million, $295 million and $295 million in fiscal years 2025 through 2029, respectively; (xi) increased expenditures resulting from fiscal cliffs resulting from the expiration of federal COVID-19 aid of $43 million and $244 in fiscal years 2025 and 2026, respectively, and $355 million in each of fiscal years 2027 through 2029; (xii) increased expenditures associated with the State’s foster care reimbursement rate of $138 million in each of fiscal years 2026 through 2029; (xiii) increased expenditures for temporary and professional services of $85 million, $115 million, $120 million and $120 million in fiscal years 2026 through 2029, respectively; (xiv) increased expenditures for the City’s Department of Education (“DOE”) relating to the provision of early childhood special education services of $55 million in each of fiscal years 2026 through 2029; (xv) increased expenditures for the DOE’s school nurses of $194 million in each of fiscal years 2026 through 2029; (xvi) increased expenditures relating to certain DOE orders of $52 million in each of fiscal years 2027 through 2029; (xvii) increased expenditures of $612 million in fiscal year 2025 related to reimbursement from the Health Insurance Stabilization Fund; (xviii) increased expenditures of $25 million in each of fiscal years 2026 through 2029 for the City’s “Promise NYC” child care services program; (xix) anticipated full-time personnel service accrual savings due to vacancies of $400 million in fiscal year 2025; and (xx) adjustments due to changes in prior year payable amounts resulting in savings of $296 million in fiscal year 2025 and $400 million in each of fiscal years 2026 through 2029. The City Comptroller also estimates longer term net expenditure risks/offsets associated with asylum seeker expenses and the unfunded State class size mandate. Such estimates include (i) decreased costs of providing services to asylum seekers of $472 million, $589 million and $1.01 billion in fiscal years 2025 through 2027, respectively, and increased costs of providing such services of $38 million and $27 million in fiscal years 2028 and 2029, respectively; and (ii) increased expenditures resulting from the State class size mandate of $168 million, $687 million, $1.24 billion and $1.42 billion in fiscal years 2026 through 2029, respectively.

On February 28, 2025, the OSDC released “Review of the Financial Plan of the City of New York”, commenting on the Financial Plan. The report notes that the City increased its expectations for its fiscal year 2025 surplus to $2.34 billion which will help balance the $116.9 billion fiscal year 2026 budget. Improved fiscal conditions are mainly the result of stronger tax revenue projections and reduced costs of providing services to asylum seekers. OSDC advises that the City provide greater transparency on its funding and spending, strengthen budgetary flexibility to respond to unpredictable federal fiscal and economic policy choices, and prepare for scenarios where all of the City’s resources, federal, State and locally-derived, may be impacted.

The OSDC report identifies net risks to the Financial Plan of $1.15 billion, $2.58 billion, $3.36 billion, $4.94 billion and $4.82 billion in fiscal years 2025 through 2029, respectively. Combined with the results projected in the Financial Plan, OSDC estimates potential budget gaps of $1.16 billion, $2.58 billion, $7.60 billion, $10.32 billion and $9.90 billion in fiscal years 2025 through 2029, respectively.

The specific risks to the Financial Plan noted in the OSDC report include: (i) increased costs of operating subsidies to the MTA of $298 million, $479 million, $539 million and $539 million in fiscal years 2026 through 2029, respectively; (ii) increased expenditures for various social services (including those associated with programs providing prevailing wages for Department of Homeless Services security guards, foster care, emergency family and rental assistance and access to legal counsel in housing court) of $295 million, $2.19 billion, $2.38 billion, $2.43 billion and $2.44 billion in fiscal years 2025 through 2029, respectively; (iii) increased uniform services overtime costs of $784 million, $837 million, $828 million, $831 million and $830 million in fiscal years 2025 through 2029, respectively; (iv) increased expenditures for programs associated with the DOE (such as providing services to students with disabilities, increases in charter school tuition rates, universal early childhood education for three-year-olds and certain other education initiatives) of $155 million, $1.13 billion, $1.77 billion, $2.37 billion and $2.41 billion in fiscal years 2025 through 2029, respectively; (v) increased expenditures related to the early childhood intervention program of $65 million in fiscal year 2026 and $76 million in each of fiscal years 2027 through 2029; (vi) increased expenditures to fund school health programs of $36 million in each of fiscal years 2026 through 2029; (vii) increased expenditures for Department of Health and Mental Hygiene school nurses of $60 million in each of fiscal years 2026 through 2029; (viii) increased expenditures for supportive housing of $64 million in each of fiscal years 2026 through 2029; (ix) increased expenditures to fund the Department of Youth and Community Development Summer Rising program of $20 million in each of fiscal years 2027 through 2029; (x) increased expenditures of $587 million in fiscal year 2025 and $112 million in each of fiscal years 2026 through 2029, relating to reimbursement from the Health Insurance Stabilization Fund; and (xi) decreased expenditures for residual services for asylum seekers of $1.13 billion, $1.20 billion and $98 million in fiscal years 2026 through 2028, respectively, and increased expenditures for such services of $57 million in fiscal year 2029.

The OSDC report also identifies (i) debt refunding savings of $6 million in fiscal year 2025 and $27 million in each of fiscal years 2026 through 2029; (ii) variable rate debt service savings of $75 million in fiscal year 2025; (iii) increased tax revenues of $160 million, $1.05 billion, $1.24 billion, $1.47 billion and $1.79 billion in fiscal years 2025 through 2029, respectively; (iv) payroll savings of $325 million in fiscal year 2025; and (v) increased miscellaneous revenues of $100 million in fiscal year 2025.

On March 4, 2025, the Control Board released its staff report, “FY 2025 January Modification and Financial Plan.” The report notes that the City’s economy continues to improve at a slow-to-moderate pace with a mixed set of macroeconomic indicators: record high labor force participation and employment population ratio; unemployment insurance claims well below historical averages; robust recovery of tourism; and initial signs of improvement in commercial real estate. The Control Board believes the City will encounter significant headwinds and potential strain on resources from Trump administration fiscal and immigration policies. The report also suggests, in connection with capital planning and spending, that it would be prudent for the City to create a comprehensive approach to determine the practicable level of all of its capital commitments.

The Control Board report identified an offset of $1 million in fiscal year 2025 and net risks of $853 million, $1.51 billion, $1.98 billion and $2.05 billion in fiscal years 2026 through 2029, respectively, resulting in a projected budget surplus of $1 million in fiscal year 2025 and budget gaps of $853 million, $5.75 billion, $7.36 billion and $7.13 billion in fiscal years 2026 through 2029, respectively. Such net risks result from: (i) decreased expenditures resulting from higher reimbursements for paratransit costs of $22 million in fiscal year 2025 and increased expenditures resulting from lower reimbursements for paratransit costs of $138 million, $163 million, $185 million and $209 million in fiscal years 2026 through 2029, respectively; (ii) increased expenditures for MTA Bus operations of $13 million, $101 million, $227 million, $275 million and $283 million in fiscal years 2025 through 2029, respectively; (iii) increases in uniformed services overtime expenses of $723 million, $812 million, $804 million, $808 million and $808 million in fiscal years 2025 through 2029, respectively; (iv) increased expenditures associated with the State’s foster care reimbursement rate of $139 million in each of fiscal years 2026 through 2029; (v) decreased expenditures associated with providing services to students with disabilities (Carter Cases) of $321 million in fiscal year 2025 and increased expenditures of $99 million, $29 million, $29 million and $188 million in fiscal years 2026 through 2029; (vi) increased expenditures associated with the State class size mandate of $633 million, $1.27 billion, $1.9 billion and $1.9 billion in fiscal years 2026 through 2029, respectively; (vii) increased expenditures associated with State Foundation aid of $5 million in fiscal year 2025 and decreased expenditures relating to such aid of $588 million in fiscal year 2026; and (viii) increased expenditures for school nurse contractual services of $129 million in each of fiscal years 2026 through 2029. The report also identifies (i) increases in property tax revenues of $59 million, $378 million, $443 million, $703 million and $1.37 billion in fiscal years 2025 through 2029, respectively; and (ii) increases in non-property tax revenues of $340 million, $232 million, $809 million, $787 million and $238 million in fiscal years 2025 through 2029, respectively.

Outstanding General Obligation Indebtedness. As of December 31, 2024, approximately $43.01 billion of City general obligation bonds were outstanding.

As of December 31, 2024, Hudson Yards Infrastructure Corporation (“HYIC”) has outstanding approximately $2.5 billion aggregate principal amount of bonds. In addition, HYIC has entered into a term loan facility with Bank of America, N.A. pursuant to which HYIC may draw up to an aggregate amount of $380 million, approximately $94.7 million of which has been drawn as of December 31, 2024. The term loan facility has a scheduled maturity of June 30, 2027. HYIC expects to issue bonds to repay such term loan facility or further extend the maturity date prior to the scheduled maturity. The bonds financed the extension of the Number 7 subway line and other public improvements in the Hudson Yards area, and the term loan will be used to finance any remaining costs of completion of the original project and the expansion of the park in the Hudson Yards area. HYIC’s bonds and, on a subordinate basis, draws under the term loan facility are secured by and payable from payments in lieu of taxes and other revenues generated by development in the Hudson Yards area. To the extent payments in lieu of taxes and other HYIC revenues are insufficient to pay interest on the HYIC bonds or the term loan, the City has agreed to pay the amount of any shortfall in interest, subject to appropriation. No such payments have been required since fiscal year 2015. The City has no obligation to pay the principal of such bonds or of such term loan.

Financing Program.

Water and Sewer. The City’s financing program includes the issuance of water and sewer revenue bonds by the Water Authority which is authorized to issue bonds to finance capital investment in the City’s water and sewer system. Pursuant to State law, debt service on Water Authority indebtedness is secured by water and sewer fees paid by users of the water and sewer system. Such fees are revenues of the Water Board, which holds a lease interest in the City’s water and sewer system. After providing for debt service on obligations of the Water Authority and certain incidental costs, the revenues of the Water Board are paid to the City to cover the City’s costs of operating the water and sewer system and as rental for the system. In fiscal years 2019, 2022 and 2023, the City did not request the rental payment due to the City from the Water Board. In fiscal years 2020 and 2021, on account of the outbreak of COVID-19, the City requested rental payments of $128 million and $137 million, respectively. The Financial Plan reflects rental payment requests of $289 million in fiscal year 2025, $303 million in fiscal year 2026, $315 million in fiscal year 2027, $363 million in fiscal year 2028 and $393 million in fiscal year 2029. The City’s Preliminary Ten-Year Capital Strategy applicable to the City’s water and sewer system covering fiscal years 2026 through 2035 projects City-funded water and sewer investment (which is expected to be financed with proceeds of Water Authority debt) at approximately $33.3 billion. The 2025-2029 Capital Commitment Plan reflects total anticipated City-funded water and sewer commitments of $11.37 billion which are expected to be financed with the proceeds of Water Authority debt.

New York City Transitional Finance Authority. The TFA is authorized to have outstanding $21.5 billion of Future Tax Secured Bonds with such amount increasing to $27.5 billion as of July 1, 2025. The TFA may have outstanding Future Tax Secured Bonds in excess of $21.5 billion provided that the amount of the Future Tax Secured Bonds, together with the amount of indebtedness contracted by the City, do not exceed the debt limit of the City, with such amount increasing to $27.5 billion as of July 1, 2025. The Governor’s Executive Budget includes a proposal to further increase the total amount of Future Tax Secured Bonds authorized to be outstanding and not subject to the City’s debt limit by an additional $3.0 billion beginning July 1, 2025, with such amount increasing to $30.5 billion. Future Tax Secured Bonds are issued for general City capital purposes and are secured by the City’s personal income tax revenues and, to the extent such revenues do not satisfy specified debt ratios, sales tax revenues.

In addition, the TFA is authorized to have outstanding $9.4 billion of Building Aid Revenue Bonds to pay for a portion of the City’s five-year educational facilities capital plan. Building Aid Revenue Bonds are secured by State building aid, which the Mayor has assigned to the TFA.

Implementation of the financing program is dependent upon the ability of the City and other financing entities to market their securities successfully in the public credit markets which will be subject to prevailing market conditions at the times of sale. No assurance can be given that the credit markets will absorb the projected amounts of public bond sales. A significant portion of bond financing is used to reimburse the City’s General Fund for capital expenditures already incurred. If the City and such other entities are unable to sell such amounts of bonds, it would have an adverse effect on the City’s cash position. In addition, the need of the City to fund future debt service costs from current operations may also limit the City’s capital program. The Preliminary Ten-Year Capital Strategy for fiscal years 2026 through 2035 totals $170 billion, of which approximately 97.8% is to be financed with funds borrowed by the City and such other entities. Congressional developments affecting federal taxation generally could reduce the market value of tax-favored investments and increase the debt-service costs of carrying out the major portion of the City’s capital plan which is currently eligible for tax-exempt financing.

Environmental Matters

Climate Change: Storms, Strategic Planning and Resiliency. The City has 520 miles of coastline, bordering the Atlantic Ocean as well as rivers, bays, and inlets. Four of its five Boroughs, Manhattan, Staten Island, Brooklyn, and Queens, are on islands and water also forms the principal boundary of the Bronx. As a result, the City is directly affected by rising sea levels, inland flooding, and exposed to intensifying coastal storms.

Storms. On Monday, October 29, 2012, Superstorm Sandy hit the Mid-Atlantic East Coast. The storm caused widespread damage to the coastal and other low-lying areas of the City and power failures in various parts of the City, including most of downtown Manhattan, the south shore of Staten Island, and the communities surrounding Jamaica Bay in Brooklyn and Queens. On January 29, 2013, President Obama signed legislation providing for approximately $50.5 billion in storm-related aid for the region affected by the storm. Although it is not possible for the City to quantify the full, long-term impact of the storm on the City and its economy, the current estimate of the direct costs to the City, NYCHH and NYCHA is approximately $10.7 billion (comprised of approximately $1.8 billion of expense costs and approximately $8.9 billion of capital project costs). Such direct costs represent funding for emergency response, debris removal, emergency protective measures, repair of damaged infrastructure and long-term hazard mitigation investments.

The Financial Plan assumes that the direct costs described above will largely be paid from non-City sources, primarily the federal government, and that the Community Costs described above will be primarily reimbursed by federal funds. The City expects reimbursements to come from two separate federal sources of funding, FEMA and HUD. The City has secured approximately $10.8 billion in FEMA assistance and other federal emergency response grants (“FEMA Funding”). The maximum reimbursement rate from FEMA is 90% of total costs. Other federal emergency response grants may have larger local share percentages. The City expects to use $730 million of Community Development Block Grant Disaster Recovery funding allocated by HUD to meet the local share requirements of the FEMA Funding, as well as recovery work not funded by FEMA or other federal emergency response grants for the direct costs described above. This allocation would be available to fill gaps in such FEMA Funding. As of March 20, 2025, the City, NYCHH and NYCHA have received $5.8 billion in reimbursements from FEMA Funding for the direct costs described above. In addition to the FEMA Funding described above, HUD has made available approximately $4.4 billion for Community Costs, of which approximately $4 billion has been received through January 1, 2025. No assurance can be given that the City will be reimbursed for all of its costs or that such reimbursements will be received within the time periods assumed in the Financial Plan. There is no assurance, if the City were to experience a similar storm in the future, that non-City sources, including the federal government, would pay the costs.

On September 1, 2021, Hurricane Ida hit the Mid-Atlantic East Coast as a post-tropical cyclone (“Ida”), bringing significant rainfall and resulting in severe flooding in parts of the City, including primarily inland areas. Rainfall from Ida exceeded the previous record for the most single-hour rainfall in the City and for the first time the National Weather Service declared a flash flood emergency in the City. Ida resulted in the deaths of 13 people in the City, 11 of which occurred in basement housing units.

Strategic Planning and Resiliency. Since 2007, the City has been engaged in strategic planning for climate change, recognizing the challenges it presents for City operations and infrastructure. Among other things, the City created the New York City Panel on Climate Change (the “NPCC”), a body of more than a dozen leading independent climate and social scientists. Since 2008, NPCC has analyzed climate trends, developed projections, explored key impacts, issued reports (the “NPCC Reports”) and advised on response strategies for the City. The NPCC determined that the City is already experiencing the impacts of climate change and projects dramatic impacts on the City in the future. Climate change is causing more extreme heat, extreme rainfall, coastal storm surge, and chronic tidal flooding. NPCC projections form the basis for the City’s climate resiliency planning, which involves coordination and cooperation among multiple public and private stakeholders, and expansion of ongoing maintenance and development of municipal infrastructure as well as specific initiatives such as those described below.

Reducing risk from extreme rainfall requires a multi-layered strategy with investments in infrastructure adaptation, building level protection, data collection, and community engagement. In July 2022, the City released the Rainfall Ready NYC action plan, a plan to prepare the City for more extreme rainfall in the future. The City continues to install grey infrastructure, such as building out a comprehensive storm sewer system in Southeast Queens, and green infrastructure, such as rain gardens and bluebelt wetlands, to manage stormwater and protect water quality. This work is being carried out by DEP and funding is included in the City’s capital budget. The City is also working to develop Cloudburst management projects that will use grey and green infrastructure to absorb, store and transfer rainwater during extreme storm events.

Building on NPCC’s recommendations, prior recommendations released after Ida hit the City and the City’s strategic planning, the City released PlaNYC: Getting Sustainability Done (“PlaNYC 2023”) in April 2023. PlaNYC 2023 addresses some of the risks identified in the NPCC Reports. Among other things, PlaNYC 2023 includes measures to address the biggest risks to the City associated with climate change, including extreme heat and flooding from extreme rainfall, coastal storms and tidal flooding due to sea level rise. PlaNYC 2023 also describes measures to reduce economy-wide greenhouse gas emissions and initiatives to transition away from polluting fossil fuels to clean energy. The total costs of implementing all of PlaNYC 2023’s recommendations, including those relating to extreme rainfall, would be substantial and in some cases would require State, federal or other non-City funding alongside additional City funding.

In 2023, the City launched Climate Strong Communities (“CSC”), an initiative of the New York City Mayor’s Office of Climate and Environmental Justice that aims to build resiliency and sustainability infrastructure to reduce risks from climate change in environmental justice areas. CSC is grounded in environmental justice and guided by three pillars: collaborating with communities, working across government, and unlocking new funding. CSC is an equitable multi-hazard planning framework that leverages infrastructure and climate funding opportunities.

The City is in the process of implementing infrastructure projects to protect areas of the City from flooding associated with extreme rainfall, storm surge, and tidal flooding due to sea level rise. (See below for additional information on the impacts of flooding.) These projects and initiatives are in various stages of feasibility review, design, construction, and implementation.

Funding for these projects is expected to come from City, State and federal sources. Some projects are expected to require additional funding to the extent that they are in the planning stages or current funding does not provide for the costs of construction.

In 2023, the City created a new Bureau of Coastal Resilience led by a Deputy Commissioner at the Department of Environmental Protection to coordinate the City’s coastal resiliency work. Several major coastal resiliency projects are currently underway throughout the City, including the East Side Coastal Resiliency Project (“ESCR”). ESCR, which broke ground in 2021, is an integrated coastal flood protection system which will create resilient open spaces and improve waterfront access on Manhattan’s east side, from East 25th Street at the north to Montgomery Street at the south. The City anticipates the entire flood protection system will be in place and operational by the end of 2026. The total expected cost of ESCR is $1.97 billion, with remaining costs fully funded through a combination of City, federal and other funding sources.

Other projects in Lower Manhattan include constructing flood walls and deployable flip-up barriers to protect the Two Bridges neighborhood, developing a plan to extend the Manhattan shoreline from the Brooklyn Bridge to the Battery into the East River to protect the Seaport and Financial District area, and constructing an elevated waterfront esplanade in the Battery and flood barriers in Battery Park City. Coastal resilience projects are also underway in the Tottenville and Red Hook neighborhoods, and an energy resilience project is underway in Hunts Point, with shoreline reinforcement projects also happening in other identified areas of the City. These projects are in various stages of feasibility review, design, construction, and implementation. Funding for these projects is coming from City and federal sources, and $529 million is included in the Preliminary Ten-Year Capital Strategy. As the projects proceed, the City continues to monitor anticipated costs and reflects updates in the capital plan as needed.

The U.S. Army Corps of Engineers (“USACE”) is pursuing the South Shore of Staten Island Coastal Storm Risk Management Project (the “Staten Island Project”) and the Rockaways Atlantic Shorefront and Bayside Projects (the “Rockaways Projects”). The Staten Island Project is expected to create a 5.5-mile line of coastal protection on Staten Island between Fort Wadsworth and Oakwood Beach. USACE currently estimates that the project will cost $1.7 billion. The City is responsible for 10.5% of the project costs, and the remaining project costs are to be paid for with federal and State funds. Approximately half of the City’s share of such project costs is currently reflected in the Ten-Year Capital Strategy. The Rockaways Projects consist of coastal protection elements on the Atlantic shorefront and on the Jamaica Bay side of the Rockaways. Construction has begun on the Atlantic Shorefront Project, which is fully funded by the federal government, with an expected cost of approximately $590 million. Design has started on the Bayside Project, which is fully funded by the federal government, with a current expected cost of $253 million.

In addition to site-specific resiliency projects, the City is taking steps to integrate climate resiliency into capital planning through the NYC Climate Resiliency Design Guidelines, which translate future-looking climate change projections into technical guidance to inform the design of roads, buildings, sewer systems, hospitals, public housing, and other pieces of critical public infrastructure. In 2021, the City began a five-year pilot program through which dozens of new projects will be designed and constructed using the standards in the NYC Climate Resiliency Design Guidelines. Starting in 2027, all City projects will be required to meet a stringent set of requirements that will certify their preparedness for extreme weather threats.

In 2015, FEMA issued preliminary updated flood insurance rate maps, which would have expanded the 100-year floodplain beyond the areas designated in the flood maps issued in 2007. The City appealed the 2015 preliminary flood maps challenging the modeling FEMA used to develop them. The 2015 preliminary flood maps were adopted into the building code, but the prior

2007 flood maps remain in effect for flood insurance purposes. In 2016, FEMA agreed with the City’s appeal, and the City is currently working with FEMA to update the maps. FEMA’s new maps are expected to generally expand the 100-year floodplain from the 2007 flood maps and may cover different areas than the 2015 preliminary flood maps. FEMA expects to release preliminary flood maps in 2025 and expects the new flood maps to become effective in 2026 or 2027. Such expansion could negatively impact property values in those newly designated areas. In addition, an increase in areas of the City susceptible to flooding resulting from climate change could result in greater recovery costs to the City if flooding were to occur within such larger areas.

The City is committed to minimizing its own greenhouse gas emissions by reaching carbon neutrality by 2050. The City’s efforts to reach such goal include promoting and investing in electrification, clean energy, energy efficiency, and sustainable transportation, and reducing energy use. Since 2014, the City has invested over $900 million in more than 14,000 energy conservation measures across almost 2,900 buildings, comprising more than 70 percent of City government’s building square footage. The investments have decreased energy use and reduced emissions by nearly 372,000 metric tons. The Preliminary Ten-Year Capital Strategy includes $3.3 billion to continue this work to reduce energy use and greenhouse gas emissions.

Despite the efforts described above, the magnitude of the impact on the City’s operations, economy, or financial condition from climate change is indeterminate and unpredictable. No assurance can be given that the City will not encounter more frequent and intense climate impacts such as hurricanes, tropical storms, cloudbursts, droughts, heatwaves or catastrophic sea level rise in the future, or that such risks will not have an adverse effect on the operations, economy or financial condition of the City.

Cybersecurity

The City relies on a large and complex technology environment to conduct its operations. As a recipient and provider of personal, private or sensitive information, the City and its agencies and offices face multiple cyber threats including, but not limited to, hacking, viruses, malware and other attacks on computers and other sensitive digital networks and systems. The City’s Office of Cyber Command (“Cyber Command”), which was created in 2017, is charged with setting information security policies and standards for the City, directing the City’s citywide cyber defense and incident response, deploying defensive technical and administrative controls and providing guidance to the Mayor and City agencies on cyber defense. In January 2022, Cyber Command became part of the City’s Office of Technology and Innovation (formerly the Department of Information Technology and Telecommunications).

Cyber Command has over 100 full-time employees and works with designated cybersecurity contacts at each City agency as part of the Citywide Cybersecurity Program. The Financial Plan reflects funding for Cyber Command of $113 million in fiscal year 2025 and approximately $108 million in fiscal year 2026. Such funding does not account for cybersecurity funding at other City agencies. Cyber Command is built around two core cybersecurity functions: (1) threat management, which manages incident response and cyber threat intelligence and vulnerability management, which helps agencies prioritize remediation efforts on identified unpatched systems in the City’s networks; and (2) security sciences, which manages strategic and tactical cyber defense technologies and initiatives.

In carrying out its functions, Cyber Command works with a range of City, State, and federal law enforcement agencies, including the New York City Police Department and the Federal Bureau of Investigation’s Joint Terrorism Task Force. In February 2022, the City and the State, along with the mayors of Albany, Buffalo, Rochester, Syracuse, and Yonkers, unveiled the Joint Security

Operations Center. The center has enhanced coordination of cybersecurity efforts across the State, helping to foster collaboration among city, State, and federal entities. Cyber Command also regularly works with other states and municipalities throughout the country to share cybersecurity threat intelligence and best practices, as well as with non-governmental entities such as utilities, telecommunications providers and financial services companies for the purpose of enhancing collective cyber defenses. The City has developed standard cybersecurity policies and standards for third party vendors of the City to follow, and security provisions for contracts with vendors, which help ensure that the City is notified of cyber breaches and suspected cyber breaches of a vendor’s network environment. The City has also developed a Citywide Incident Response Policy, which requires City agencies to develop incident response plans in accordance with Cyber Command policies and standards.

While the City conducts periodic tests and reviews of its networks, no assurances can be given that such security and operational control measures will be successful in guarding against all cyber threats and attacks. New technical cyber vulnerabilities are discovered in the United States daily. In addition, cyber attacks have become more sophisticated and are increasingly capable of impacting municipal control systems and components. The techniques used to obtain unauthorized access to, or to disable or degrade, electronic networks, computers, systems and solutions are rapidly evolving and have become increasingly complex and sophisticated. In addition, there is heightened risk due to an increase in remote access to City systems by City employees as a result of the outbreak of COVID-19. As cybersecurity threats continue to evolve, the City may be required to expend significant additional resources to continue to modify and strengthen security measures, investigate and remediate any vulnerabilities, or invest in new technology designed to mitigate security risks. The results of any successful attack on the City’s computer and information technology systems could impact its operations and damage the City’s digital networks and systems, and the costs of remedying any such damage could be substantial. Consistent with the City’s general policy to self-insure, the City does not carry insurance against cyber attacks.

The NYC Vulnerability Disclosure Program (VDP) was expanded in October 2023. This program, developed in partnership with a security testing platform, broadens the scope of the City’s efforts to identify and address vulnerabilities within its publicly accessible digital resources. By establishing guidelines, rules of engagement, and a secure channel for security researchers to send vulnerability submissions, the program complements existing Cyber Command initiatives, facilitating timely remediation of identified risks.

NEW YORK STATE

New York is the fourth most populous state in the nation, after California, Texas, and Florida, and has a relatively high level of personal wealth. The State’s economy is diverse, with a large share of the nation’s financial activities, information, education, and health services employment, and a small share of the nation’s farming and mining activity. The State’s location, air transport facilities, and natural harbors have made it an important hub for international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing and an increasing proportion engaged in service industries.

Manufacturing employment continues to stagnate as a share of total State nonfarm employment, as in most other states. As a result, New York’s economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, which hosts higher concentrations of manufacturers.

As defined under the North American Industry Classification System (NAICS), the trade, transportation, and utilities supersector accounts for the second largest component of State nonfarm employment but only the fifth largest when measured by wage share. This sector accounts for a smaller share of employment and wages for the State than for the nation.

New York City is the nation’s leading center for banking and finance. For this reason, this sector is far more important for the State than for the nation. Although this sector accounts for less than one-tenth of all nonfarm jobs in the State, it accounts for one-fifth of total wages.

The remaining service-producing sectors include information, professional and business services, private education and health care, leisure and hospitality services, and other services. When combined, these industries account for over half of all nonfarm jobs in New York. Information, education and health, and other services account for a higher percentage of total State employment than for the nation.

Farming is an important part of the State’s rural economy, although it constitutes only 0.2 percent of the total State GDP. According to the New York State Department of Agriculture and Markets, New York is the fifth largest dairy producer in the nation.

Federal, State, and local governments comprise the third largest sector in terms of nonfarm jobs. Public education is the source of over 40 percent of total State and local government employment.

Annual Information Statement. The Annual Information Statement, dated June 12, 2025 (“AIS”), reflects the State’s Enacted Budget Financial Plan for Fiscal Year (FY) 2026 issued by the Division of the Budget (DOB) and sets forth the State’s official Financial Plan projections for Fiscal Year 2026 through Fiscal Year 2029 (the “Financial Plan period”). The AIS is dated June 12, 2025 (the same date as the release date of the FY 2026 Enacted Budget Financial Plan) and contains information only through that date, unless otherwise noted in the AIS. The AIS includes information on the State’s current financial projections, including summaries and extracts from the State’s fiscal year 2026 (FY 2026)1 Enacted Budget Financial Plan (the “Enacted Budget Financial Plan” or “Financial Plan”) issued by DOB on June 12, 2025. The Financial Plan (which is available on the DOB website, www.budget.ny.gov) sets forth the State’s official financial projections for FY 2026 through FY 2029 (the “Financial Plan period”). It includes, among other things, information on the major components of the FY 2026 General Fund gap-closing plan, future potential General Fund budget gaps, multi-year projections of receipts and disbursements for the State’s operating funds, the impact on debt measures, and the anticipated debt issuances required to support planned capital spending. The AIS is dated the same date as the release date of the Financial Plan and contains information only through this date, except for certain explanatory information not contained in the Financial Plan which DOB has determined does not materially change the projections contained in the Financial Plan.

DOB expects to complete the first quarterly update to the FY 2026 Enacted Budget Financial Plan in July 2025. However, given (i) the relatively short period of time since the release date of the FY 2026 Enacted Budget Financial

[1]	The State fiscal year is identified by the calendar year in which it ends. For example, fiscal year 2026 (“FY 2026”) is the fiscal year that began on April 1, 2025 and will end on March 31, 2026.

Plan, and (ii) DOB’s current analysis of preliminary operating results for the first quarter of FY 2026, DOB does not anticipate that there will be material changes in the State’s financial condition to mandate the release of a first quarterly update to the AIS. Accordingly, DOB does not anticipate that it will be preparing and releasing a first quarterly update to the AIS and instead expects the next update of the AIS to be released following the mid-year update to the Enacted Budget Financial Plan. In addition to regularly scheduled quarterly updates to the AIS, the State may issue AIS supplements or other disclosure notices related to the AIS as events warrant. The State intends to announce publicly whenever an update or a supplement is issued. The State may choose to incorporate by reference all or a portion of the AIS in official statements or related disclosure documents for State or State-supported debt issuances. The State has filed the AIS with the Municipal Securities Rulemaking Board through its Electronic Municipal Market Access (EMMA) system. An electronic copy of the AIS can be accessed through EMMA at www.emma.msrb.org.

The annual State budget process and financial reporting cycle begins with the start of a new State fiscal year on April 1 and the enactment of the State’s annual budget (the “Enacted Budget”), which may occur after the start of the fiscal year. Following the Enacted Budget, DOB publishes the State’s Enacted Budget Financial Plan and generally updates it quarterly to reflect results through June 30 (the “First Quarterly Update to the Financial Plan”), September 30 (the “Mid-Year Update to the Financial Plan”), and December 31 (the “Executive Budget Financial Plan”). In addition, the Governor’s Executive Budget proposal (the “Executive Budget”) is typically submitted to the Legislature in January and the Governor’s amendments are due within thirty days following the submission of the Executive Budget, at which time the Executive Budget Financial Plan may be amended (the “Updated Executive Budget Financial Plan”). However, in State fiscal years when a gubernatorial election occurs, the Governor’s Executive Budget proposal is due on or before the first day of February and amendments are due in early March.

FINANCIAL PLAN OVERVIEW

Impact of Federal Legislation

The update included under this heading in the AIS reflects the State’s preliminary assessment of Federal legislation enacted July 4, 2025. The remainder of the AIS other than the update included under this heading is dated June 12, 2025, the same date as the release date of the State’s FY 2026 Enacted Budget Financial Plan, and does not reflect the impact of this enacted Federal legislation.

On July 4, 2025, the President signed a bill that substantially alters Federal funding for health care and food security programs and services provided to New Yorkers and amends the Federal tax liability of New York’s residents and businesses. The bill is expected to increase State and local government costs for health care and food security programs beginning January 1, 2026. The impact on the current fiscal year (FY 2026) is projected to be less than the State’s transaction risk reserve, however initial cost estimates in future years are expected to be in the range of $3 to $5 billion for State and local governments. The State is analyzing the programmatic and fiscal implications of the bill and options to redress the fiscal impacts. DOB expects that the costs associated with the Federal bill will be addressed as part of the FY 2027 Budget process or sooner.

The State’s initial estimates of the total potential State and local government costs relating to Medicaid and SNAP (discussed below) absent any programmatic, service, or funding modifications that may be necessary are: $750 million in FY 2026, $3.103 billion in FY 2027, $3.790 billion in FY 2028, and $4.770 billion in FY 2029.

Medicaid. Certain Medicaid populations will be disqualified from obtaining premium tax credits based on immigration status, effective January 1, 2026, thereby eliminating the Federal funding received for this population in the Essential Plan (EP). If those individuals who currently qualify for EP are eligible to move to the Medicaid program, it could cost the State up to $3 billion annually. The bill also includes changes to public insurance eligibility for certain non-citizen populations, which may impact the State-share cost of coverage for individuals that are currently eligible for public health care programs.

Effective January 1, 2027, states will also be required to establish Medicaid community engagement requirements for certain non-exempted populations that will be required to document 80 hours per month of work, education, and/or community service to be eligible for Medicaid benefits. Initial estimates forecast as many as 750,000 to 1.5 million enrollees may be impacted by this new requirement. These requirements could result in changes to the State’s out-year Medicaid enrollment projections, as well as implementation costs for the Department of Health.

Beginning on October 1, 2027, the State’s ability to utilize provider taxes2 will be limited, over a multi-year period, by provisions that lower the “safe harbor threshold” for Affordable Care Act (ACA) Expansion States by 0.5 percent annually, phasing down from 6 percent to 3.5 percent. Currently, New York’s provider tax rates are presently below 6 percent; therefore, the fiscal impact associated with this change is not anticipated until FY 2029.

The enacted bill removed a provision initially included in previous versions of the bill that would have penalized ACA Expansion States for covering certain immigrants in Medicaid and Child Health Plus (CHP) by reducing the enhanced Federal match received for newly eligible adults.

Supplemental Nutrition Assistance Program (SNAP). The administration of SNAP benefits and most associated costs are currently covered by local social service districts. The recent Federal law changes increase the state/local district administrative cost-sharing from 50 percent to 75 percent effective October 1, 2026. Based on existing law, the State estimates its share of the administrative costs would increase by $18 million in FY 2027 and $36 million in FY 2028 and each year thereafter. The balance of the increased costs would be borne by local governments, absent any law changes.

In addition, the law will introduce a new non-Federal share of benefits in the SNAP program, ranging from O percent to 15 percent of program costs effective October 1, 2027. The implementation of this new non-Federal share may be delayed by up to two years depending on the State’s error rate in Federal Fiscal Years 2025 or 2026. Currently, Federal resources flow directly to the local service districts to fund the benefits of the SNAP program. The State does not currently make payments and does not have any existing appropriations to make payments for this purpose—all payments are the responsibility of local social service districts.

Federal Tax Law Changes. The bill permanently extends the current income tax rates originally enacted in 2017. The State and Local Tax (SALT) deduction cap is temporarily increased from $10,000 to $40,000 for filers with incomes below $500,000, phasing out to $10,000 for filers with higher incomes. The higher SALT deduction cap will go into effect for tax year 2025 and will be adjusted for inflation through tax year 2029. The cap reverts to $10,000 in 2030.

Several other provisions will benefit filers in New York State including the deduction for seniors, the increase in the Child Tax Credit, and the deductibility of tip and overtime income. The Federal tax law changes are not expected to directly impact State revenues or the Financial Plan.

[2]	Federal statute and regulations define a provider tax as a health care-related fee, assessment, or other mandatory payment for which at least 85 percent of the burden of the tax revenue falls on health care providers.

Financial Plan Overview

The State ended FY 2025 with a $3.9 billion General Fund surplus, $400 million higher than estimated in the FY 2026 Executive Budget Financial Plan. The 2026 Enacted Budget Financial Plan uses this surplus to support, in part, the multi-year cost of enacted tax reforms and initiatives aimed at making New York more affordable for New Yorkers. Looking forward, the State’s fiscal outlook remains positive in FY 2026. DOB expects that the General Fund will have sufficient liquidity in FY 2026 to make all planned payments as they become due and to support the continued prepayment of certain expenses. Rainy Day Reserves remain well above historical levels, even after a planned payoff of the Federal Unemployment Account loan. In FY 2025, the statutory Rainy Day Reserve was increased by $2.5 billion, and additional planned deposits are expected to bring the balance to $10 billion by FY 2028, as fiscal conditions permit. Debt levels are projected to remain nearly flat at less than 1 percent growth over the past decade; historic liquidity levels are projected to continue to deliver high investment returns; and recent deposits to the Retiree Health Benefit Trust Fund have increased the balance to $1.9 billion. In addition to reserves available to manage risks, the Enacted Budget includes legislation that grants the Budget Director the authority to reduce appropriations and disbursements by any amount needed to restore budget balance if an imbalance of $2 billion or more is expected.

Despite this positive outlook, the State is facing greater uncertainty due to factors including changing Federal policies and proposals, elevated inflation levels and slowing economic growth. Since the Executive Budget Financial Plan was released, changes in programmatic and policy priorities at the Federal level have introduced new uncertainties that could negatively impact the State, local governments, health care providers, and program beneficiaries. Proposed Federal spending reductions could reduce Federal funding to the State and to New Yorkers who benefit from such funding, and changes to tariff policies have prompted concerns about the potential for a trade war that could pose risks to the State’s economic forecast.

Recession fears among economists and business leaders are currently elevated, resulting in revisions to the U.S. and New York State economic outlook since January 2025. The U.S. economy experienced its first contraction in three years in the first quarter of 2025, shrinking by 0.2 percent as measured by real Gross Domestic Product (GDP), and significantly lower growth rates and higher inflation estimates are raising concerns about “stagflation.” Employment trends indicate labor markets are softening, and unemployment projections have risen slightly since January 2025. In addition, the expected volatility in economic conditions has softened the outlook for finance and insurance sector bonuses after historically high bonuses in the first quarter of 2025.

The State also faces a few headwinds that present the potential for future fiscal challenges, including the ongoing implications of climate change, and sustained trends of elevated enrollment and rising costs in public health insurance programs. Proposed Federal spending reductions could impact vital New York programs, including health care delivery and coverage, social services, public safety, and climate resiliency and clean energy programs, further exacerbating multi-year fiscal risks and uncertainty.

The magnitude and scale of the potential reductions in Federal assistance under consideration, particularly for Medicaid and SNAP, is likely to exceed the State’s ability to support the cost shifts and could result in reduced services and eligibility for certain programs currently provided to New Yorkers.

FY 2026 Enacted Budget Agreement

The Governor submitted the FY 2026 Executive Budget to the Legislature on January 21, 2025, the day after the U.S. Presidential Inauguration, and the 30-Day amendments to the Executive Budget on February 20, 2025.

On March 27, 2025, the Legislature enacted the annual debt service appropriations, without amendment, in advance of the new fiscal year that began on April 1. On May 8, 2025, the Legislature completed final action on the budget bills and delivered the bills to the Governor. The Governor completed her review of the budget bills on May 20, 2025. The legislative session concluded on June 12, 2025 for the Senate and is expected to conclude on June 17, 2025 for the Assembly. DOB does not anticipate any legislation with significant fiscal impacts will be approved.

The final budget agreement continues support for investments and increases to nearly all program areas made over the past three years and includes key elements of the Governor’s affordability proposals advanced in her Executive Budget. The Enacted Budget delivers $2 billion back to New Yorkers through Inflation Refund payments to qualified tax filers from surplus resources available in FY 2025, lowers the rates for five of the nine income tax brackets to reduce the tax burden, and significantly enhances the child tax credit for children under 4 years old in FY 2027 and for children 4 through 16 in FY 2028 and FY 2029. The Budget also increases or extends several other tax credits. To support the long-term cost of these tax cuts, the Enacted Budget extends the top tax rates for tax filers with taxable incomes above $2.1 million.

The Enacted Budget also includes increased funding to address public safety, mental health care, housing affordability and access, transportation, health care delivery, abortion access, and child care. In addition, it updates the Foundation Aid formula, increasing aid by 5.7 percent in School Year (SY) 2026. Additional spending is included to support a 2.6 percent targeted inflationary increase for certain eligible programs; free school meals for all students regardless of income; the remaining costs of tuition, fees, and books for community college students ages 25 to 55 pursuing select first-time associates degrees in high-demand occupations, including nursing, teaching in shortage areas, technology, and engineering; distressed hospital assistance; hunger prevention and nutrition assistance; operating aid for the State University of New York (SUNY) and City University of New York (CUNY) campuses and the SUNY Downstate Hospital; Medication-Assisted Treatment (MAT) for substance abuse disorders; mental health services for justice-involved individuals; law enforcement activities; City of New York (NYC) subway safety initiatives; and the authorized repayment of the outstanding Federal Unemployment Account loan that would otherwise be borne by businesses.

New capital funding commitments will support transportation, affordable and supportive housing, economic and community development, environmental and clean energy initiatives, increased access to care and housing opportunities for individuals facing mental health challenges, health care transformation, public safety, and investments in higher education. The new capital commitments enacted in the budget are funded not only with bonds but also with cash resources, to ensure the State’s debt burden remains affordable.

In addition, the Enacted Budget includes a multi-year spending plan supported by the Federal government’s approval of an assessment on managed care organizations (MCO) which took effect on January 1, 2025. The assessment is expected to provide up to $3.7 billion of new resources over two years, which will be deposited to the Healthcare Stability Fund (HSF). The resources are expected to be used to offset existing Global Cap Medicaid spending and provide additional funding for the Healthcare Safety Net Transformation Program, as well as increased funding for hospitals, nursing homes, outpatient clinics, maternal health services, and other health care providers. These resources and investments are dependent on the successful execution of the assessment, for which the Federal government’s current approval may be revisited or amended via regulation changes to prevent the State from receiving the planned two years of resources. Given the uncertainty of continued Federal approval, the Financial Plan does not include support for these investments in future years.

The Enacted Budget projects total spending in FY 2026 of $254.4 billion in All Governmental Funds and $146.1 billion in State Operating Funds. Compared to FY 2025 results, spending is projected to increase by $12.9 billion or 5.3 percent for All Governmental Funds and $12.4 billion or 9.3 percent for State Operating Funds. General Fund spending, which includes transfers to other funds, is projected to total $125.5 billion in FY 2026 inclusive of an estimated $7.2 billion transfer to the Unemployment Insurance Fund3 to support the planned payoff of a Federal Unemployment Account loan. Excluding this transfer, General Fund spending is projected to total $118.3 billion, an increase of $9.6 billion or 8.9 percent from FY 2025 results.

Roughly $6 billion, or almost half, of the projected State Operating Funds spending increase in FY 2026 supports the State’s two largest assistance and grants programs – Medicaid and School Aid. Another $3 billion in spending growth in FY 2026 is attributable to projected operational costs, including fringe benefits, for all branches of State government.

Reserves and Risks

Reserves. Over the past several years, the State has significantly increased reserves to ensure that it can honor its commitments through good and bad times. The State has defined Principal Reserves as the compilation of three reserves: the Tax Stabilization Reserve Fund, the Rainy Day Reserve Fund, and amounts informally reserved for economic uncertainties. The first two, which are known collectively as the “Rainy Day Reserves,” have specific statutory limits on how much can be deposited annually and specific conditions on when they can be used and how any use must be repaid. The reserve for economic uncertainties is an informal designation of General Fund resources that was initiated in FY 2020 and is not subject to any statutory limitation as to size or restriction as to use. Together, these funds provide a prudent buffer against financial risks.

In FY 2025, the State deposited $1.5 billion to the statutory Rainy Day Reserve Fund and transferred another $1 billion from the discretionary Reserve for Economic Uncertainties to the Rainy Day Reserve Fund—the first of four planned installments to achieve the goal of bringing the balance to $10 billion by FY 2028, as fiscal conditions permit.

The Financial Plan includes the use of $7 billion from Principal Reserves in FY 2026 for the one-time purpose of eliminating the UI Federal loan and restoring the solvency of New York’s unemployment program. The remaining $14 billion balance in Principal Reserves remains at historically high levels—more than 3.5 times the level held 5 years ago and nearly 8 times the level held a decade ago.

Risks. The Financial Plan faces ongoing economic risks, including: slowing economic growth; continued price inflation; geopolitical uncertainties; Federal immigration policy; climate change and natural disasters; programmatic cost pressures; uncertainty about the fiscal conditions of outside entities relying on State assistance; risks due to the State’s dependence on Federal funding and approvals; and possible policy changes and reductions to Federal assistance for health and social welfare programs and coverage currently under consideration by the Federal government.

While the DOB forecast of receipts and spending is primarily based on current law and reasonable assumptions as of the time it was prepared, economic uncertainties and the dependence of the State’s tax base on the financial sector are embedded risks.

[3]	The FY 2026 Enacted Budget authorizes the transfer of funds from the General Fund to the Unemployment Insurance Fund, which is classified as an Enterprise Fund. This transaction does not impact State Operating Funds and All Governmental Funds spending, as transfers are excluded from the calculation of spending outside of the General Fund.

Reserves are the most practical and effective defense against such unpredictable risks. Outside experts view robust reserves as an essential tool for mitigating service reductions and public employee layoffs during periods of slow or declining growth. A recession would pose significant downside risks to the DOB forecast. During a “typical” recession, declines in receipts could be significant.

The United States has experienced eight recessions since the late 1960s that resulted in declines in economic output and corporate profits, stock market losses, job losses, and business investment contraction. DOB has and continues to evaluate the impacts of these past downturns to predict potential impacts of a future recession. DOB currently estimates that tax receipts can be expected to fall between $35 billion and $50 billion cumulatively over a three-year period in a recession that resembles those experienced after 9/11 and during the Great Recession of 2008.

Outyear Budget Gaps

The outyear budget gaps have increased from the Executive Budget proposal in large part due to the updated economic outlook that drives lower tax receipts. If the FY 2027 Budget is balanced with recurring savings, the budget gaps for FY 2028 and FY 2029 would be reduced to roughly $4.5 billion and $7 billion, respectively.

The outyear budget gaps are the result of a structural imbalance between forecasted levels of spending growth and available resources. The projected gaps include a $2 billion transaction risk reserve in each year, as well as the use of prior year surpluses carried forward into future years and cautious estimates of disbursements, a practice that provides a cushion for potential receipts shortfalls and unanticipated costs that may materialize within a fiscal year. The projected budget gaps do not reflect the use of any Principal Reserves to balance operations.

Tax receipts are projected to grow 2.6 percent on average through FY 2029, compared to the 4.4 percent growth experienced over the past two decades. Tax receipts support roughly 80 percent of State Operating Funds spending which is projected to increase by 5.6 percent on average through FY 2029. Roughly half of the State Operating Funds budget supports the State’s two largest program areas—health care and education—which have grown substantially over the past several years, reflecting historic, recurring funding increases for schools and the health care system.

Spending

The State’s two largest programs, School Aid and Medicaid, continue to drive a large share (nearly half) of the spending growth in FY 2026. Since fully funding school Foundation Aid in FY 2024 with average annual growth of 9.2 percent over the three-year phase in, School Aid spending continues to increase above the full Foundation Aid amount. Likewise, the continuation of significant growth in Medicaid spending is largely driven by sustained high levels of enrollment in the Medicaid program, as well as prior year expansion of benefits, increases in reimbursement rates, and expanded utilization of the State’s Managed Long-Term Care (MLTC) program by the State’s aging population. In addition, the MCO assessment transaction is expected to increase Medicaid spending by nearly $1.2 billion in FY 2026 through State share assessment offsets.

The remaining assistance and grant spending growth includes projected increases totaling $3.3 billion for all other areas including social services, mental hygiene, public safety, transportation, and higher education, as well as $2.3 billion in Other State Agency (OSA) local Medicaid spending that is excluded from the Department of Health (DOH) Medicaid Global Cap. Beginning in FY 2026, these costs that were previously reported in the DOH budget will now be reported in the respective agencies to more appropriately align program activities and costs to agencies responsible for managing such spending.

Agency Operations spending growth in FY 2026 is projected across all branches of government, including SUNY, reflecting increases in workforce, salary and fringe benefits, and operational costs. The growth also includes costs associated with stabilizing the correctional system and the decline in Federal reimbursement for prior year State costs incurred for COVID-19 pandemic response and recovery efforts.

Debt service spending levels are impacted by prepayments. Excluding the impact of prepayments, debt service is projected to increase 8.2 percent in FY 2026.

All Funds spending also includes the projected phase-down of pandemic related Federal operating assistance and planned capital projects spending increases consistent with the Five-Year Capital Program and Financing Plan.

Over the past several years, the State has made historic investments in nearly all program areas, including: fully funding Foundation Aid to schools; supporting health care delivery improvements; expanding access to mental health services, child care, and housing; providing assistance to distressed hospitals, other health care providers and workers; increasing support for higher education and university operations; addressing gun crime and violence; expanding access to school meals; protecting the environment; and improving energy affordability.

The investments made in recent years have increased projected spending for assistance and grants by roughly $40 billion or 60 percent from the $67 billion recorded five years ago4 to over $107 billion projected in FY 2026. Nearly two-thirds of this growth is concentrated in School Aid and Medicaid, reflecting historic, recurring funding increases for schools and the health care system. New York continues to spend significantly more on these two programs than any other state in the nation.

School Aid. The State provides a substantial amount of financial support for public schools through State formula aids and grants. Currently, approximately 2.5 million kindergarten through 12th grade students are enrolled in the State’s public schools, including 186,000 students enrolled in charter schools. For more than a decade, New York has ranked first among the states for per pupil spending. In SY 2023, New York spent $30,012 per pupil, almost double the national average of $16,526 per pupil and approximately 14 percent higher than second ranked Vermont.5

New York’s per-pupil spending has increased from roughly $20,000 in SY 2013 to $30,000 as of SY 2023. This increase was supported in large part by the three-year phase-in of full funding of the Foundation Aid formula completed in SY 2024, which aided in adding over $6.6 billion (23 percent) to State-funded School Aid between SY 2022 and SY 2025. In addition to State aid, school districts have continued to raise revenue through local property tax increases, which when combined with State aid increases and Federal COVID-19 pandemic related assistance, have afforded many districts the ability to amass substantial reserves and surplus balances.

Adding to the historic increases in funding over the past several years, the Enacted Budget includes $37.6 billion for School Aid in SY 2026, an increase of $1.7 billion (4.9 percent), inclusive of a $1.4 billion (5.7 percent) Foundation Aid increase. Since SY 2022, State-funded School Aid will have increased by roughly $8.3 billion (28.4 percent), inclusive of the Enacted Budget’s increase.

[4]	FY 2021 reported State Operating Funds assistance and grants totaled $65 billion inclusive of a temporary Enhanced Federal Medical Assistance Percentage (eFMAP) that lowered State Medicaid spending and one-time payments delayed from FY 2020 due to the pandemic, excluding these temporary spending impacts, baseline spending is calculated at $67 billion in FY 2021.
[5]	U.S. Census Bureau, 2023 Annual Survey of School System Finances.

Medicaid. The New York State Medicaid Program provides health and long-term care coverage to lower-income children, pregnant women, adults, seniors, and people with disabilities. The Medicaid program also funds a portion of wages for home care workers and caregivers self-directed by consumers under the Consumer Directed Personal Assistance Program (CDPAP) and is a large contributor of funding to both public and private hospitals, as well as nursing homes, through various supplemental programs. Medicaid spending growth continues to escalate as utilization of the system, primarily MLTC, which includes the CDPAP, rises with an aging population.

Nearly 7 million individuals (36 percent of the State’s population) are currently covered by Medicaid. When combined with other public insurance coverage, such as CHP and EP, New York has the highest percent of people covered by publicly funded medical insurance in the nation with a total of 9 million people enrolled. The State offers some of the most comprehensive and extensive Medicaid benefits in the nation, including optional services such as coverage for pharmacy and personal care services. As of 20236, New York’s $4,724 per capita spending was more than 46 percent above the national average of $2,554 per capita and over 19 percent higher than the next highest spending state – New Mexico – which spent $3,824 per capita.

Medicaid costs are financed jointly by the Federal, State, and local governments. New York receives the minimum Federal Medicaid matching share of roughly 50 percent. Local districts’ costs have been capped at calendar year 2015 levels, saving the City of New York and counties billions of dollars annually by shifting the costs to the State. In FY 2026, local governments will save an estimated $8.3 billion bringing the cumulative total saved to nearly $54 billion since 2015.

In FY 2026, DOH Medicaid spending (excluding operational costs) is projected to total $35.4 billion, an increase of $4.2 billion (13.5 percent) from the revised FY 2025 levels—triple the spending level from 15 years ago. The growth is due to medical cost increases, enrollment remaining at elevated levels, expansion of benefits, increases to reimbursement rates, and continued growth in aging and high utilization populations. Other factors that continue to place upward pressure on State-share Medicaid costs include, but are not limited to, provider reimbursements to cover home health wage increases, the phase-out of enhanced Federal funding, increased costs and enrollment growth in MLTC, and the needs of financially distressed hospitals.

To avoid adverse impacts on the health care industry, and to more accurately reflect DOH Medicaid spending, the Medicaid Global Cap calculation has been updated to exclude the local share of Medicaid spending associated with OSA, which had previously been included under the Cap. Beginning in FY 2026, costs that were previously reported in the DOH budget will now be reported in their respective agency budget. Because county contributions have been capped since 2015, the State is liable for all growth in non-Federal Medicaid expenses. An estimated $2.3 billion of local share spending is related to OSA services and programs that are not managed by DOH. The reclassification of this spending is cost neutral to the overall Financial Plan and more appropriately aligns program activities and costs to agencies responsible for managing such spending.

The State continues to evaluate the health care delivery system and expects to develop future proposals to provide recurring savings in future budgets to ensure long-term Medicaid spending levels are sustainable.

[6]	Centers for Medicare & Medicaid Services (CMS) data (Federal Fiscal Year 2023).

Receipts

Tax Receipts. In addition to revisions to the tax receipts forecast based on FY 2025 results and the updated economic forecast, the Enacted Budget includes the following tax law changes:

•

Inflation Tax Refund. Funding is included for direct payments to approximately 8.2 million New York taxpayers statewide. Married joint filers with incomes up to $150,000 will receive $400 and filers with incomes between $150,000 and $300,000 will receive $300. Single filers who are not claimed as dependents of another filer with income up to $75,000 will receive $200 and filers with incomes between $75,000 and $150,000 will receive $150. These payments reduce tax receipts and are not counted as spending.

•

Middle Class Tax Cut. PIT rates for the State’s first five tax brackets will each be reduced by 20 basis points, phased-in over two years beginning tax year 2026. Once fully phased-in, the tax cut is estimated to provide roughly $1 billion in annual relief to 8.3 million filers (77 percent of all filers). For example, joint tax filers with income below $323,200 will experience up to a 5 percent reduction in tax rates.

•

Enhanced Empire State Child Credit. The Empire State child tax credit is enhanced, temporarily increasing the maximum credit for qualifying children for three years and permanently eliminating the restrictive earned income requirement. The maximum credit increases from $330 to $1,000 for children under age 4 in tax years 2025 through 2027 and to $500 for children ages 4 through 16 in tax years 2026 and 2027.

•

High-Income PIT Rate Extension. The tax rates for high-income tax filers, such as joint filers making over $2,155,350 annually, that currently expire at the end of tax year 2027 are extended for five years through tax year 2032.

•

Film Tax Credit. The film tax credit program is extended an additional two years through 2036 and amended to remove the tiered payout structure for new applicants, provide a $100 million incentive for independent studio productions, and establish a “production plus program” to provide an enhanced benefit to eligible filers with two or more initial applications.

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Other Tax Actions. Other actions include increases to the Article 9A estimated payment threshold from $1,000 to $5,000, and extensions of various tax credits, including credits for alternate fuels and electric vehicle recharging property, clean heating fuel, musical and theatrical production, low-income housing, farm workforce retention, and hiring veterans and workers with disabilities.

In addition, the Governor signed legislation to impose sales tax on short-term rentals statewide, requiring all short-term rental market place providers to collect and remit sales taxes on all rentals facilitated by their platforms, and to expand the tax definition of crops, livestock, and livestock products to include cannabis.

Non-Tax Receipts. Receipts available in the General Fund are increased due to changes in debt service costs inclusive of the FY 2025 prepayment of debt service costs that were due in FY 2026, refundings, ongoing debt management, and lower bonded capital spending estimates. These revisions are offset in the later years by the costs of bond financing for new capital commitments added in the Enacted Budget.

Other non-tax receipts and transfers from other funds reflect available resources in other funds, including patient income and unprogrammed fund balances, to support spending in the General Fund, which are partly offset by lower investment income projections due to the planned reduction in fund balances.

Disbursements

Assistance and Grants. General Fund spending for assistance and grants is projected to total $84.0 billion in FY 2026, an increase of $9.2 billion (12.3 percent). This spending is impacted by the level of resources available outside of the General Fund to support spending, particularly in education and health programs. Compared to the last baseline estimate, assistance and grants spending is increased in the aggregate over the multi-year Financial Plan mainly due to continued new investments, initiatives, and increased funding, which is partly offset by lower estimates of spending across nearly all functional areas based on programmatic experience.

•

School Aid. Financial Plan projections for SY 2026 and beyond have been updated to reflect updated data, as well as estimated growth in Foundation Aid and expense-based aids based on DOB’s revised inflation forecast that result in higher projected outyear spending. Higher spending also reflects costs associated with changes to the Foundation Aid formula beginning in SY 2026, enhancements to Special Services Aid and BOCES Aid, additional aid to school districts with large portions of their enrollment attending charter schools, and the creation of a new College in High School Opportunity Fund. These increases are partly offset by upward revisions to estimated resources available to finance School Aid spending in the State’s Lottery, Mobile Sports Wagering and Commercial Gaming Funds which lower the need for General Fund spending for School Aid.

•

Medicaid. In FY 2026, General Fund Medicaid spending is increased to reflect an additional $500 million in funding to distressed hospitals and restorations of certain proposed savings actions, which are partly offset by timing and revisions of Federal credits and offsets through the Mental Hygiene Stabilization Fund. Most of these increases are funded outside of the Medicaid Global Cap through the HSF. In FY 2027 and beyond, spending is lowered in the General Fund due to increased HCRA receipts and savings actions, which include adjustments to the Indigent Care Pools for public general hospitals in the City of New York, funding shifts for quality pool payments, and reforms to the administration of the Nursing Home Transition Diversion (NHTD) waiver and Applied Behavioral Analysis.

•	MCO Assessment Offset. A portion of the resources generated from the assessment on MCOs is expected to offset costs in both FY 2026 and FY 2027.

•

Mental Hygiene. A 2.6 percent targeted inflationary increase to Office for People With Developmental Disabilities (OPWDD), Office of Mental Health (OMH), and Office of Addiction Services and Supports (OASAS) voluntary operated providers increases spending by $241 million annually. Other investments include: funding to assist counties with oversight and placement of high-risk individuals; the expansion and establishment of new OMH clubhouses to promote recovery and community reintegration; resources for vocational services and job placement; and various other nonrecurring grants.

•

Public Health/Aging. Additional funding is provided for abortion medication services; programs for the aging population; hunger prevention and nutrition; Nourish NY; maternal health; a swimming lessons voucher program; and one-time adds for various programs and services.

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Social Services/Housing. Additional one-time funding is included for child care subsidies, ensuring stable housing for vulnerable populations, launching Get Offline Get Outside 2.0, providing additional support to families when babies are born, digitizing youth working papers, expanding worker protection resources, and supporting investigations to combat discrimination. Funding is also included for a four-year pilot program for State-funded vouchers for homeless families or families at imminent risk of losing their housing, eviction legal counseling, and one-time adds for various programs and services. These increases are partly offset using available Mortgage Insurance Fund resources to fund housing and homelessness programs in FY 2026 and the use of available Temporary Assistance for Needy Families (TANF) funding to support increasing child care costs to maintain continuity in the level and eligibility of child care subsidies in FY 2027.

•

Higher Education. Increased funding will support free community college for high-demand fields, artificial intelligence investments, student support programs, expanded eligibility for the part-time Tuition Assistance Program (TAP) and the expansion of Veteran’s Tuition Awards (VTA) program to include non-combat veterans. In addition, a one-time increase is provided for CUNY operating assistance.

•

Public Safety. In FY 2026, increased funding will support increased police presence in the subway in the City of New York, rape crisis and intimate partner violence programs and various other programs. Increased funding is also provided for discovery and pre-trial services.

•

Education/Arts. Increased spending will support the cost of providing free breakfast and lunch meals to all students regardless of family income, as all school districts, charter schools, and nonpublic schools that participate in the national school lunch and breakfast program will be required to provide free meals. Additional funding is also included for competitive grants to support the arts in FY 2026; the implementation of distraction free schools; the reimbursement of nonpublic schools for State-mandated activities and the salaries of eligible teachers providing instruction in science, technology, engineering, and math (STEM) subjects; and various other nonrecurring grants.

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All Other Assistance and Grants. Additional spending is mainly due to delays in local government claims for asylum seeker assistance that did not occur in FY 2025, as well as funding to support the Judiciary’s Civil Legal Services and Attorney for Child programs; agricultural programs including local food supply, fiber production, and dairy and maple industries; Office for New Americans and Liberty Defense programs; upstate transit; and the Underserved Communities and Civic Engagement Program, which supports community-based programming, crisis intervention initiatives, housing assistance, economic development, workforce training, educational initiatives, and health care services in underserved communities. These increases are partly offset by multi-year downward revisions to spending based on the FY 2025 results, as well as updated information and data.

Agency Operations. Spending for operations, including wages and fringe benefits, is increased over the multi-year plan to accommodate growth in the State workforce, general salary increases included in the final year of current labor settlements, and expansion of services and new initiatives.

•

Executive Operations. Spending is increased significantly in FY 2026 due to the response to the CO strike, including the deployment of the National Guard to staff correctional facilities, enhanced overtime rates, and expanded recruitment efforts. Other spending increases reflect added costs across several agencies to support staffing increases; investments in cybersecurity and information technology; and expanded access to inpatient psychiatric and mental health services. In addition, funding is included to strengthen enforcement against criminal activity at the northern border; enhance security measures in correctional facilities; support the MAT Program, which provides treatment for incarcerated individuals in state prisons with substance use disorders; and increase the number of National Guard members assigned to the Joint Task Force Empire Shield Mission, which provides support to deter and prevent terrorist activity in the City of New York area, including transit and commuter hubs.

•	Legislature/Judiciary. The Legislature and Judiciary independently submit appropriation bills that are not subject to modification. The Financial Plan includes spending estimates equal to the appropriations of each branch.

Judiciary operating spending, including fringe benefits, is increased by $302 million to support general salary increases and other non-judicial staffing initiatives, including new court clerks and attorneys, costs associated with four court officer academy classes, increased staffing levels to address case backlogs and provide operational support to various courts, and new judgeships — ten for the City of New York Civil Court Judges; five for the Court of Claims; and ten for the City of New York Family Court Support Magistrates. Other increases support non-judicial staff to assist the new judges; civil legal services increases; various technology initiatives; a cost of living adjustment for contractual providers of the Attorney for Child program; expansion of various programs including Alternative Dispute Resolution and Alternatives to Incarceration; and health insurance and pension cost increases.

Operating spending for the Legislature is increased by nearly $10 million annually to fund general salary increases for legislative staff and operational costs.

•

Other Elected Officials. Attorney General (AG) operational spending is increased by nearly $17 million annually to support new general salary increases for operational/legal staff and inflationary growth in operational expenses.

OSC spending is increased by approximately $10 million annually to fund new operational staff, general salary increases and maintenance and repair costs at the Albany office location.

•

Fringe Benefit/Fixed Costs. State Pension costs are increased to support pension enhancements for certain uniformed groups; these include an improved retirement plan for members of the Police Benevolent Association of New York State (PBANYS) and a twenty-five-year half pay retirement plan for the Division of Military and Naval Affairs (DMNA) firefighters. Other increases reflect the higher rates approved for the MCTMT for State employees working within the Metropolitan Commuter Transportation District and other revisions to fringe benefit forecasts.

Transfers to Other Funds. General Fund transfers to other funds support capital projects, debt service costs. SUNY, and a variety of other programs.

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Capital Projects. General Fund support for capital projects is increased to fund new capital initiatives including: the safety net transformation program, technology infrastructure, Hudson Valley rail improvement, highway redesign studies, and replacement of vehicles utilized to provide transportation services to individuals receiving OPWDD services.

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SUNY Operating Assistance. Increased General Fund transfers support additional one-time funding in Academic Year (AY) 2026, as well as recurring funding for artificial intelligence investments and other programs.

•

All Other Transfers to Other Funds. Other transfers are increased consistent with the authorization to transfer up to $7.2 billion to the Unemployment Insurance Enterprise Fund to repay the outstanding Federal Unemployment Account loan and restore the solvency of New York’s unemployment program, provide one-time operating assistance for SUNY Downstate Hospital, and make other revisions to various transfers based on updated projections.

Use of/(Deposit to) Reserves. Changes to reserves include planned uses to support one-time costs related to the CO strike and staffing shortage, repayment of Federal unemployment insurance loan, PTET/PIT credits, and the use of prior year fund balances carried forward to offset delayed payments, operational costs, and capital projects spending.

General Fund Financial Plan Overview

The State’s General Fund receives most State taxes and other income not earmarked for a specified program or activity and is required by law to be balanced.

General Fund receipts are affected by the deposit of dedicated taxes in other funds for debt service and other purposes, the transfer of balances between funds of the State, and other factors. Three significant factors affect reported General Fund tax receipts, as described below.

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Changes in debt service on State-supported revenue bonds affect General Fund tax receipts. The State utilizes bonding programs where tax receipts are deposited into dedicated Debt Service Funds (outside the General Fund) and used to make debt service payments. After satisfying debt service requirements for these bonding programs, the balance is transferred to the General Fund.

•	The STAR program is funded from PIT receipts, with changes in the State-supported cost of the program affecting reported PIT receipts.

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The PTET program affects reported tax collections within each fiscal year, but does not impact General Fund balance or operations, because it is expected to be Financial Plan neutral over multiple years. The discussion and tables summarizing annual changes below generally exclude the impact of the PTET or show it distinctly. The operation of the PTET program is described in more detail under the heading “PTET Financial Plan Impact” at the end of this section.

General Fund disbursements represent more than two-thirds of total State Operating Funds spending and are affected by the level of financing sources available in other funds, transfers of balances between funds of the State, and other factors that may change annually. For example, education and health care programs are affected by the level of financing sources (i.e., HCRA and lottery/gaming receipts) available in other funds. Projected spending also reflects DOB’s cautious estimates of disbursements, a practice that provides a cushion for potential receipts shortfalls and unanticipated costs.

FY 2026 Enacted Budget General Fund Financial Plan

Receipts

Excluding the impact of debt prepayments and PTET, total General Fund tax receipts, including transfers after the payment of debt service, are estimated to total $103.9 billion in FY 2026, an increase of $4.3 billion (4.3 percent) from FY 2025. The following discussion of annual changes in tax receipts exclude the impact of PTET and debt prepayments.

PIT receipts are estimated to total $72.6 billion in FY 2026, an increase of $3.7 billion from the prior year. The increase reflects expected growth in all gross receipt components partially offset by an increase in total refunds.

Consumption/use tax receipts are estimated to total $18.7 billion in FY 2026, an increase of $389 million (2.1 percent) from FY 2025. This increase reflects the estimated growth of taxable consumption in the sales tax base.

Business tax receipts are estimated to remain virtually unchanged, primarily reflecting a projected increase in Corporate Franchise Tax (CFT) refunds and a projected decrease in bank audits, offset by increases in CFT gross receipts, audits, and gross insurance receipts.

Other tax receipts are estimated to total $2.5 billion in FY 2026, an increase of $163 million from FY 2025. This is primarily due to estimated increases in both estate tax and real estate transfer tax receipts. These increases reflect an expected decrease in estate tax refunds, as well as estimated growth in household net worth, housing starts, and the average housing price, partially offset by estimated declines in the S&P 500 and finance and insurance sector bonuses.

The reduction in non-tax receipts reflects the final planned use of State and Local Fiscal Recovery Fund (SLFRF) resources in FY 2025 consistent with Federal treasury rules and the continued practice of budgeting for a $2 billion transaction risk reserve that partially offsets total projected transfers from other funds and provides a hedge against risks to receipts that may materialize later in the fiscal year. Other year-to-year reductions include lower FY 2026 estimates for abandoned property receipts and investment income commensurate with projected fund balance declines. These decreases are partly offset by available resources in other funds, including interest earned on monies awarded under the SLFRF program which will be transferred to the General Fund over several years.

Disbursements

General Fund disbursements, including transfers to other funds, are expected to grow by $16.8 billion (15.5 percent), totaling $125.5 billion in FY 2026, mostly driven by increased funding for Foundation Aid, Medicaid and extraordinary transfers to the Federal Unemployment Account; excluding these transfers, General Fund spending grows by 8.9 percent.

Assistance and grants spending supported by the General Fund is estimated to total $84 billion in FY 2026, an increase of $9.2 billion (12.3 percent) from FY 2025. General Fund spending for education, health care, and continued time-limited support to the City of New York for asylum seeker assistance represents nearly all the assistance and grants spending growth. General Fund support for these programs is also affected by the level of financing sources (i.e., HCRA and lottery/gaming receipts) available in other funds.

General Fund support for School Aid is estimated to increase by $1.4 billion (4.8 percent) on a State fiscal year basis. This growth reflects enacted reforms to the Foundation Aid formula, including updates to the formula’s two measures of the percentage of low-income-students in a district, an increase in aid for English Language Learners, additional aid to low-wealth school districts, modifications to the Regional Cost index and a minimum 2 percent annual increase in aid to districts. In addition, the annual increase in School Aid spending reflects enhancements to Special Services Aid and BOCES Aid and provides additional aid to school districts with large portions of their enrollment attending charter schools.

Medicaid spending is projected to grow by $1.5 billion, primarily due to the additional Global Cap spending allowance that supports enrollment and escalating MLTC growth offset by $500 million in expected MCO assessment resources to support existing Global cap investments. Beginning in FY 2026, costs reported under the DOH Medicaid budget exclude OSA local Medicaid expenses which were included under the Global Cap. These costs, previously reported in the DOH budget, will now be reported in the respective agencies, including OPWDD and OMH.

Other assistance and grants growth is primarily the result of continued State support of an expanded level and eligibility of child care subsidies, hunger prevention and nutrition assistance, programs for older adults, City of New York subway safety initiatives, funding to offset county costs related to the assigned counsel rate for attorneys providing services to low-income individuals, CUNY operational support, asylum seeker assistance, and new initiatives to provide universal free school meals and free community college for high-demand fields.

Agency operations and fringe benefits growth is impacted by the Federal Emergency Management Agency (FEMA) reimbursements for prior year COVID-19 pandemic related eligible spending. Excluding these reimbursements, the largest drivers of growth include rising health insurance costs for State employees, Judicial staffing and operational increases, general salary increases consistent with existing collective bargaining agreements, investments in cybersecurity and information technology, and continued staffing increases across various agencies. In addition, spending has been increased for the MAT Program which provides treatment for incarcerated individuals in State correctional facilities with substance use disorder, enhanced security measures for correctional facilities, and an increase in the National Guard members assigned to the Joint

Task Force Empire Shield Mission, which provides support to deter and prevent terrorist activity in the City of New York area, including transit and commuter hubs. In response to the CO strike, spending has been increased to support the deployment of the National Guard members to staff prisons, enhanced overtime rates, and expanded recruitment efforts.

The Judiciary spending plan includes a substantial increase in FY 2026 to support general salary increases and other non-judicial staffing initiatives, including new court clerks and attorneys, costs associated with four court officer academy classes, and increased staffing levels to address case backlogs. The Judiciary’s budget also includes funding for: ten City of New York Family Court Support Magistrates, ten City of New York Civil Court judges, and five Court of Claims judges; increases for various technology initiatives; cost of living adjustment for contractual providers of the Attorney for Child program; expansion of various programs including Alternative Dispute Resolution and Alternatives to Incarceration; and providing for health insurance and pension cost increases.

The increase in General Fund transfers is attributable to $7.2 billion of extraordinary one-time transfers to the Federal Unemployment Account planned in FY 2026, which is partly offset by a decline in transfers to support capital projects due to the timing of bond proceed reimbursements and one-time funding for HSF in FY 2025. Other transfer changes include additional State general operating aid for SUNY four-year campuses and Downstate Hospital, funding to support targeted engineering pay increases and revised projections across various programs and funds.

General Fund Closing Balance

The General Fund closing balance is comprised of Principal Reserves to protect essential services in the event of a significant economic downturn and other reserves that are programmed for the timing of payments and to reduce outyear gaps, manage risks, and support future costs that include tax refunds and liabilities, capital projects, and operational needs.

DOB expects the General Fund to end FY 2026 with a balance of $44.9 billion, nearly $12 billion below the FY 2025 closing balance. The decrease is comprised of the expected use of resources to support extraordinary transfers to the Federal Unemployment Account, one-time costs related to the CO strike and staffing shortage, PTET related credits and offsets, debt management, existing capital commitments and projects, and the timing of payments delayed from prior years.

Cash Flow

DOB expects that the General Fund will maintain sufficient liquidity in FY 2026 to make all planned payments as they become due. The State continues to reserve money on a quarterly basis for debt service payments financed with General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including PIT bonds and Sales Tax Revenue bonds, continues to be set aside as required by law and bond covenants.

The Enacted Budget continues to authorize short-term financing for liquidity purposes during the fiscal year, and, in doing so, retains a cashflow management tool to manage unanticipated financial disruptions. Specifically, the authorization allows for the issuance of up to $3 billion of PIT revenue anticipation notes which mature no later than March 31, 2026. Borrowed amounts cannot be extended or refinanced beyond the initial maturity. The Financial Plan does not assume the use of short-term financing for liquidity purposes. DOB evaluates operating results and liquidity levels regularly and may adjust the use of notes based on liquidity needs, market considerations, and other factors.

PTET Financial Plan Impact

The U.S. Department of the Treasury (Treasury) and the Internal Revenue Service (IRS) have determined that State and local income taxes imposed on and paid by a partnership or an S corporation on its income, such as the PTET, are allowable as a Federal deduction to taxable income. As part of the State’s response to Federal tax law changes, legislation was enacted in FY 2022 to allow an optional PTET on the New York-sourced income of partnerships and S corporations. Qualifying entities that elect to pay PTET pay a tax of up to 10.9 percent on their taxable income at the partnership or corporation level, and their individual partners, members and shareholders receive a refundable PIT credit equal to the proportionate or pro rata share of taxes paid by the electing entity. Additionally, the program includes a resident tax credit that allows for reciprocity with other states that have implemented similar taxes, which currently include Connecticut and New Jersey.

The Financial Plan includes an estimate for PTET within business taxes and the corresponding decrease in PIT receipts and is expected to be cost neutral to the State on a multi-year basis. However, because the PTET credits are not necessarily realized by taxpayers within the same fiscal year that PTET revenue is received by the State, the PTET will not be revenue-neutral to the State within each fiscal year. At the onset of the PTET program, the State expected the utilization would cease after tax year 2025, consistent with the expected expiration of other Federal tax law changes, including the SALT deduction cap. DOB now assumes the PTET program will continue to be utilized, consistent with current State law. However, PTET utilization assumptions may be reevaluated pending the outcome of the extension and/or modification to the SALT deduction cap and potential PTET-related changes currently being negotiated in the U.S. Congress. DOB is closely monitoring the evolving Federal law and regulation changes under consideration.

The discussion of tax receipts throughout the Financial Plan excludes the impact of PTET, unless otherwise noted.

The reserve balance established at the inception of the program has and is expected to continue to cover the difference between PTET collections and related PIT credits in each succeeding fiscal year.

State Operating Funds Spending Summary

State Operating Funds encompass the General Fund, and a wide range of State activities funded from dedicated revenue sources that are received outside the General Fund, including tax revenues, tuition, income, fees, and assessments. Many programs, services and activities funded with these dedicated revenue sources often have no direct bearing on the State’s ability to maintain a balanced budget in the General Fund but are captured in State Operating Funds. However, certain dedicated revenue sources support spending that impacts General Fund spending as revenues fluctuate. For example, education and health care programs are affected by the level of financing sources (i.e., HCRA and lottery/gaming receipts) available in other funds.

Assistance and Grants

Most State spending is for assistance and grants that include payments to school districts, health care providers, MCOs, local governments, and other entities, as well as financial assistance to, or on behalf of, individuals, families, and not-for-profit organizations. School Aid and Medicaid account for nearly 70 percent of assistance and grants spending and roughly half of total State Operating Funds spending.

Over the past three years, assistance and grants funding has increased substantially with increased funding for education, health care, and nearly all other major program areas.

The Enacted Budget provides $37.6 billion in total School Aid for SY 2026, representing an annual increase of $1.7 billion (4.9 percent). This includes a $1.4 billion (5.7 percent) increase in Foundation Aid. The FY 2026 Enacted Budget reforms the Foundation Aid formula by updating the formula’s two measures of the percentage of low-income students in a school district, increasing aid for English language learners, providing additional aid to low-wealth school districts, modifying the Regional Cost Index, and ensuring that each district receives at least a 2 percent annual increase in aid. The Enacted Budget also provides enhancements to Special Services Aid and BOCES Aid to better support career and technical education. The Budget further provides additional aid to school districts with large portions of their enrollment attending charter schools.

DOH Medicaid assistance and grants spending is estimated at $35.4 billion in FY 2026, an annual increase of $4.2 billion (13.5 percent). The growth is due to medical cost increases; enrollment remaining at elevated levels; expansion of benefits; increases to reimbursement rates; and continued growth in aging and high utilization populations. Other factors that continue to place upward pressure on State-share Medicaid costs include, but are not limited to, provider reimbursements to cover home health wage increases; the phase-out of enhanced Federal funding; increased costs and enrollment growth in MLTC; and the needs of financially distressed hospitals.

The HSF will receive and distribute the new MCO assessment and is estimated to provide resources totaling $3.7 billion over two years. The FY 2026 Enacted Budget reflects the use of the funds over three years to support $1 billion in existing Global Cap commitments and the remaining $2.7 billion for new health care delivery investments. These investments and funding are dependent on successful execution of the assessment, which is subject to continued Federal support. Absent assurance of continued Federal approval, the Financial Plan does not include any funding for these investments in the later years.

Higher spending is attributable to increased MLTC enrollment and price growth as well as increased home and personal care utilization and costs, expanded access to health coverage, and higher provider reimbursements. The remaining growth is attributable to other costs reported outside of the Global Cap to support home care and minimum wage for health care providers ($4.2 billion) and financial relief to counties and the City of New York associated with the State’s full coverage of the local share of spending growth ($2.2 billion).

Mental Hygiene spending growth supports targeted investments in services to ensure individuals with developmental disabilities, mental illness, substance use disorders, and problem gambling have appropriate access to care. FY 2026 spending levels include the continued commitment to expand mental health access and care, a 2.6 percent targeted inflationary increase for eligible programs, and expanding access to opioid treatment medications in underserved areas.

Social Services spending increases reflect continued investments and expansion of child care, inclusive of reduced amounts of Federal pandemic aid to support costs and child care subsidies, additional resources for the Empire State Supportive Housing Initiative (ESSHI) and Safety Net Assistance program, in addition to new investments in youth programs, a 2.6 percent targeted inflationary increase for eligible programs and continued funding for services and assistance to the City of New York for asylum seekers.

Transportation growth is commensurate with increases in dedicated transit revenue available to fund mass transit.

Higher education spending is projected to grow due primarily to increases in operating aid for CUNY senior colleges and Enacted Budget legislation which provides for the remaining cost of tuition, fees, and books for students aged 25 to 55 who pursue studies in high-demand career fields at SUNY and CUNY community colleges. In addition, higher spending reflects the expansion of tuition assistance to non-combat veterans and the expansion of part-time TAP eligibility to students taking a minimum of three credits.

Increased spending for All Other Education Programs in FY 2026 is largely driven by the adoption of universal free school meals, under which the State will pay the student’s share of costs for all meals served to students not already receiving free meals; increased funding for nonpublic schools; and increased reimbursement to school districts related to charter schools.

All other assistance and grants spending includes a reconciliation between school year and State fiscal year spending for School Aid; reconciliation for the net impact of the Mental Hygiene Stabilization Fund related to the Medicaid Global Cap; and various other programs and functions including additional funding for abortion medication services, programs for the aging, the expansion of the Women, Infants, and Children program, additional funding to support increases to Civil Legal Services and Attorney for Child programs; investment in targeted training pathways and apprenticeships for high-demand fields; funding for the Underserved Communities and Civic Engagement Program, support for a four-year pilot program for state-funded vouchers for homeless families or families at imminent risk of losing their housing, and an offset to county costs paid to lawyers assigned to represent low-income individuals.

State Operations/General State Charges (GSCs)

Operating costs for State agencies include salaries, wages, fringe benefits, and Non-Personal Service (NPS) costs (e.g., supplies, utilities) and comprise about a quarter of State Operating Funds spending.

Growth in operational spending for executive agencies is driven primarily by costs associated with stabilizing the correctional system, as well as general salary increases consistent with existing collective bargaining agreements, investments in cybersecurity and Information Technology (IT), and staffing increases across various agencies. In addition, Federal reimbursement for prior year State costs incurred for COVID-19 pandemic response and recovery efforts is projected to decline year over year.

SUNY operational spending growth reflects expenses for SUNY State-operated campuses and hospitals, inclusive of additional State operating aid for those four-year campuses and for SUNY Downstate Hospital. SUNY operating costs are funded by a combination of tuition and fee revenue and General Fund transfers provided annually for direct State operating support and student financial aid support ($2.1 billion in FY 2026). In addition, the State pays the fringe benefit costs of employees at SUNY State-operated campuses, projected to be roughly $2.0 billion in FY 2026, which is excluded from operational spending growth. The State also continues to pay a share of the debt service costs on bond-financed capital projects at SUNY, totaling approximately $636 million in FY 2026.

The Judiciary increases in FY 2026 include funding to support non-judicial staffing initiatives including new court clerks and attorneys, costs associated with four court officer academy classes and increased staffing levels to address case backlogs and provide operational support to various courts. The FY 2026 Enacted Budget also includes funding to support new judgeships, including: ten additional City of New York Civil Court Judges and five additional Court of Claims judges; ten additional City of New York Family Court Support Magistrates, including non-judicial staff supporting these new judges; civil legal services increases; additional funding for various technology initiatives; and expansion of various programs including Alternative Dispute Resolution and Alternatives to Incarceration.

The operating costs for the offices of independently elected officials (Attorney General, Comptroller, and Legislature) are projected to grow by 12.8 percent. This growth is driven by payments for salary increases pursuant to existing contracts, increased staffing, and general salary increases for legislative staff.

The increase in GSCs is primarily a result of an increase in pension obligations as prior year market losses and benefit improvements continue to increase employer contribution rates. The FY 2026 Enacted Budget includes improvements in the retirement benefits for Division of Military and Naval Affairs (DMNA) airport firefighter titles and members of the PBANYS. Health insurance cost increases can be attributed to medical inflation which include the rising costs of prescription drugs. Increases in other fringe benefits and fixed costs can be attributed to higher employer payroll taxes due to the continued growth in the State workforce and current spending trends.

Debt Service

The State pays annual debt service on all outstanding State-supported debt issuances, which is affected by the prepayment of future debt service costs in prior fiscal years. Adjusting for prepayments, State-related debt service is projected at $6.7 billion in FY 2026, an increase of 8.2 percent from FY 2025.

OTHER MATTERS AFFECTING THE FINANCIAL PLAN

Federal Government Funding Risks

The amount and composition of Federal funding received by the State fluctuates over time, as legislative and regulatory actions at the Federal level often change. Specific Federal government authority and rules that pose an ongoing risk to the Financial Plan include audits, disallowances, changes to Federal participation rates or other Medicaid rules, discretionary spending reductions, and the expected need for Congress to increase or suspend the debt limit to avoid delaying payments and/or defaulting on debt obligations.

Debt Limit. Absent an increase or suspension of the debt limit, a Federal government delay or default on payments, particularly for a prolonged period, could have a materially adverse effect on national and state economies, financial markets, and intergovernmental aid payments. Specific effects on the Financial Plan resulting from a potential Federal government delay in payments or default are unknown and impossible to predict. However, data from past economic downturns suggests that the State’s revenue loss could be substantial if a Federal delay in payments or default triggered an economic downturn.

Federal Aid Reductions. The Federal government participates in funding a significant portion of programs that provide health care and human services to New Yorkers. Any significant reduction in Federal aid or participation levels could have a materially adverse impact on the Financial Plan.

Health Care. Changes in Federal funding levels or eligibility criteria for public health care programs, including Medicaid, EP, and CHP, could result in a reduction in public health coverage and could negatively impact the Financial Plan. A majority of the State’s Medicaid program is operated under a Federal demonstration waiver, which is subject to review by CMS every five years and is currently extended through March 31, 2027. This authorization includes funding for Medicaid Managed Care Programs, Managed Long Term Care programs, and Children’s Home and Community-Based Services (HCBS).

Federal Medicaid funding also supports a variety of services, including CDPAP, that permit enrollees to manage and self-direct providers of personal care services. In addition, the State operates the EP under a Federal waiver, which receives Federal subsidies authorized through the ACA. EP enrollment currently provides coverage for lawfully present immigrants not eligible for

Federal financial participation in Medicaid due to their immigration status. Congress is currently considering legislation that would disqualify this population from receiving Federal EP benefits. Those individuals who may qualify to move to the Medicaid program could cost the State approximately $3 billion annually. Similarly, Congress is considering legislation that would penalize states that elect to provide State-funded health care coverage to non-citizens enrolled in the Medicaid, EP and CHP programs through reduced Federal participation for certain Medicaid populations. This penalty, if enacted, could cost the State up to $1 billion annually in the later years of the Financial Plan.

The State is also utilizing a CMS approved three-year, $5.8 billion demonstration waiver through March 31, 2027, to respond to the State’s request to address health disparities exacerbated by the COVID-19 pandemic. This funding helps support social, physical, and behavioral health care services throughout the State and requires a total of $1.7 billion in additional State resources, which have been assumed in the Financial Plan over the same period. Given the time limit on the Federal funding, these services are expected to be discontinued at the end of the term absent an extension by the Federal government. Accordingly, there is no State or Federal funding included in the Financial Plan projections beyond the term period.

Human Services. Federal funding supports human services programs that serve the most vulnerable populations, including through SNAP and the Home Energy Assistance Program (HEAP). Congress is currently considering legislation that would shift SNAP program costs to the states effective October 1, 2027. The Federal legislation under consideration would shift an amount in the range of 5 percent to 25 percent of program and administrative expenses to the State. This shift could result in an annual cost of up to $2.1 billion shifted to the State and local districts to maintain these services. In addition, Federal funding through the Office of Refugee Resettlement contributes to the State’s response to the migrant crisis, and reductions would threaten the health, well-being, and stability of refugees. The Commission for the Blind uses Federal funds to support mobility training, academic instruction, case management, and vocational training, and a reduction in Federal funds would result in a reduction or elimination of services. The Financial Plan does not include State funding to backfill any Federal reduction to these programs.

Likewise, a reduction in Federal funding from the Child Care Development Funds (CCDF) would reduce the size of the State’s annual child care block grant allocations to local districts and result in waitlists for services. The Federal government has approved a State waiver to effect a delay of certain provisions of new CCDF rules for two years through August 1, 2026. However, the waiver could be revoked at the discretion of the Federal government.

Reductions in Federal funding through Title IV-E and IV-B would threaten foster care placements, adoption subsidies, and kinship caregiver supports. Changes to Title XX funding would impact child welfare and domestic violence services. The Office of Children and Family Services (OCFS) receives a variety of Federal grants for child preventive services programs, domestic violence services, adoption incentive programs, and the Chafee Independent Living program. Any reduction in funds would likely result in the reduction or elimination of these programs.

Financial Plan Projections

The Financial Plan projections and its assumptions are made at a particular point in time and subject to a myriad of risks, including, but not limited to, economic, social, financial, political, public health, and environmental risks and uncertainties. The projections of receipts and disbursements in the Financial Plan are based on reasonable assumptions and data at the time they were prepared. DOB is unable to provide any assurance that actual results will not differ materially and adversely from these projections.

Receipts. State tax collections are economically sensitive and are affected by the condition of the State and national economies, as well as State and Federal tax law changes, and related taxpayer behavior and migration. Uncertainties and risks that may affect the economic and receipts forecasts include, but are not limited to: national and international events; inflation; consumer confidence; commodity prices; supply chain disruptions; major terrorist events; hostilities or war; climate change and extreme weather events; severe epidemic or pandemic events; cybersecurity events; Federal laws and regulations; financial sector compensation; capital gains; and monetary policy affecting interest rates and the financial markets.

The largest component of State tax revenue comes from PIT. Beginning in tax year 2021, the State created three new top PIT rates for taxpayers earning over $2.1 million annually creating a more progressive state income tax system. The top PIT rate is currently 10.9 percent and includes less than 0.1 percent of taxpayers. These rates were previously scheduled to expire at the end of tax year 2027, reverting to a single bracket with a rate of 8.82 percent. The FY 2026 Enacted Budget includes a five-year extension of these three PIT rates through tax year 2032.

Tax Cuts and Jobs Act of 2017 (TCJA). The TCJA made extensive changes to the Federal individual income tax, corporate income taxes, and estate taxes, most of which were effective in tax year 2018. Many provisions of the TCJA are scheduled to expire at the end of 2025, including the $10,000 limit on the deductibility of SALT payments. Congress is currently considering legislation to extend and modify many provisions of the TCJA. It should be noted that PTET and the Employer Compensation Expense Program (ECEP) are independent of the TCJA, not scheduled to sunset, and taxpayer utilization of these programs may continue regardless of changes in Federal policies. However, the Federal government could elect to bar or curtail utilization of these programs in the future, which could impact taxpayer migration and future State tax receipts. The multi-year tax revenue projections assume that eligible taxpayers will continue to utilize the PTET and participate in the ECEP beyond tax year 2025.

The projection of non-tax receipts and other available resources assumes various transactions and outcomes will occur as planned, including, but not limited to: receipt of Federal aid; certain payments from public authorities; revenue sharing payments under the Tribal-State Compacts; and the collection of fines, fees, and other receipts at levels to support operations, offset General Fund costs and enable transfers of available fund balances to the General Fund. It should be noted that General Fund Medicaid and School Aid spending remains sensitive to the performance of dedicated revenue collections, such as HCRA and gaming receipts, used to finance a portion of these program costs.

Disbursements. Projections and timing of disbursements are subject to many of the same risks listed above for receipts, as well as variations from assumptions, policy changes, and future labor agreements which may increase spending, including, but not limited to: the level of wage and benefit increases for State employees; changes in the size of the State’s workforce; factors affecting the State’s required pension fund contributions; the receipt of Federal approvals necessary to implement the Medicaid savings actions; continued Federal participation in cost sharing for health care and human services programs; unanticipated growth in public assistance programs, including the assumed level of utilization of newly expanded benefits; State payments and assistance to health care facilities and providers beyond the typical rate reimbursement system; enrollment, utilization and availability of funding for certain public health programs; adherence to statutorily limited growth caps; and the ability of the State and its public authorities to issue securities successfully in public credit markets.

Escalating health care costs and industry pressures present fiscal challenges for the State that will need to be addressed to ensure long-term fiscal sustainability of these programs. A summary of these programs and pertinent issues are described in more detail below.

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Public Health Insurance Programs. Recent Medicaid spending growth is largely driven by the expanded utilization of the State’s MLTC program and other programs serving seniors and individuals enrolled in both Medicaid and Medicare. These programs currently comprise roughly 60 percent of total Medicaid spending, which is expected to rise to nearly 70 percent by 2028 as the baby boomer population ages. By 2030, 23 percent of the State’s population is expected to be over age 65, up from 9 percent in 2000. This is expected to place a substantial amount of pressure on health care funding needs, and as such there can be no assurance that costs will not exceed projections in the later years of the Financial Plan absent savings actions and/or rate reductions.

Historically, the State has experienced growth in Medicaid enrollment and public assistance caseloads during economic downturns due mainly to increases in unemployment. Most recently, the COVID-19 pandemic caused significant jumps in enrollment and participation in public health insurance programs such as Medicaid, EP, and CHP. Despite recent eligibility redeterminations performed in 2024, the State continues to retain a greater proportion of COVID-19 era enrollees with approximately 9 million public health insurance enrollees driving higher Medicaid costs over the multi-year Financial Plan relative to pre-pandemic levels of enrollment.

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CHP. The State’s CHP program is a jointly funded public health program that provides health insurance for children under the age of 19 in families with incomes too high to qualify for Medicaid. Since its inception in 1990, CHP has provided free or subsidized health insurance coverage to thousands of children in New York State, including undocumented children at a 100 percent State cost. Since March 2023, CHP has experienced substantial program growth due to the unwind of individuals from the Medicaid programs. CHP currently covers over 583,000 enrollees, an increase of over 212,000 from two years prior. Similarly, an unanticipated surge in the undocumented population continues to put pressures on the program. Prior to July 2021, growth in the undocumented population was stable and consistent, however, it escalated by 2,000 to 3,000 monthly enrollees between September 2023 and November 2024 before plateauing through the end of FY 2025, resulting in greater State-share impacts. Currently, the State is covering over 140,000 undocumented children, an increase of roughly 75,000 enrollees from January 2020, representing 25 percent of total CHP enrollees. Undocumented children account for SO percent of unfunded non-Federal program costs and have consistently accounted for more spending than the remaining CHP population, which is eligible to receive a 65 percent Federal match. Further growth in this population will increase State costs above current projections.

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Hospital Assistance. The State provides a substantial amount of supplemental funding to private and not-for-profit hospitals beyond traditional Medicaid reimbursement rates, which include payments through various programs and grants, including the Vital Access Provider Assurance Program (VAPAP), Vital Access Provider (VAP) Program, Graduate Medical Education Incentive Program, and various other programs. Currently, 75 of 261 New York hospitals (29 percent) are deemed financially distressed – a 200 percent increase from FY 2017 through FY 2025 that has driven a concomitant 504 percent increase in Federal/State fiscal assistance to these entities. Many hospitals responsible for supporting medical needs in underserved communities across the State, including those with higher rates of uninsured individuals and government payor mix, were further stressed financially due to the pandemic. Despite hospitals in the State receiving roughly $11 billion in COVID- 19 pandemic related assistance from the Federal government, many continue to rely on and expect ongoing supplemental State assistance.

Extraordinary Federal pandemic assistance was provided directly to hospitals and expired in 2022. Since then, the State has provided substantial targeted funding to certain facilities above the longstanding baseline annual hospital assistance of $984 million provided in aggregate to all hospitals statewide. Since FY 2023, the State has provided $1.8 billion in supplemental State support to hospitals: $800 million in FY 2023, of which $100 million was added to the recurring base support; and $500 million in both FY 2024 and FY 2025. The FY 2026 Enacted Budget provides another $500 million in new support and over $800 million in additional funding through FY 2028 in State support associated with the Safety Net Transformation program to fund projects and partnerships to promote financial sustainability of provider systems, subject to approval.

The importance of the hospital industry to local communities for purposes of accessing critical health care services, as well as other social and economic benefits, including employment opportunities and sustainability, creates the potential for increased cost pressure within the Financial Plan should the State continue to provide supplemental payments to hospitals. There can be no assurance that the State will not continue to commit to additional funding, as many facilities, including those which are not currently fiscally distressed, continue to seek State financial support.

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CDPAP. New York’s CDPAP allows Medicaid enrollees that are determined eligible for personal care services to select their own caregiver, which can include friends or family members. Utilization of CDPAP grew by 1,200 percent since 2016, and State costs were expected to continue to escalate at unsustainable levels. In response to this expansion, hundreds of for-profit private businesses, known as Fiscal Intermediaries (Fis), have emerged that provide payroll functions and administrative support for an administrative fee that is paid by the Medicaid program. Nearly all other States with CDPAP programs utilize one or only a few Fis to limit administrative costs and prudently use taxpayer funds. The State is in the process of finalizing its transition to a single Fl administrator, consolidating the administrative and payroll functions from hundreds of existing Fis to administer the program in a more cost-effective manner. There is no change to care or services authorized and available through the CDPAP or any disruption to care expected.

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Statutory Growth Caps for School Aid and Medicaid. Beginning in FY 2012, the State enacted spending growth caps intended to limit the year-to-year growth in the State’s two largest assistance and grants programs, School Aid and Medicaid. Both caps, as well as the scope of the cap for Medicaid, have been modified since initial implementation and have been impacted by administrative and other actions over the past several years.

The School Aid growth cap limits growth to the annual growth in State Personal Income, as calculated in the Personal Income Growth Index (PIGI). The statutory PIGI for School Aid is based on the average annual income growth over a ten-year period. However, the authorized School Aid increases have exceeded the indexed levels in most years since its inception. Recent School Aid increases in SY 2022 through SY 2024 substantially exceeded the PIGI, due to the State’s commitment to phase in full funding of the Foundation Aid formula. The final year of this phase-in was completed in SY 2024, driving an annual increase of $3.1 billion (9.7 percent) compared to the indexed PIGI rate of 4.2 percent. The increase in State funded School Aid for SY 2025 of $1.4 billion (4.1 percent) was slightly above the indexed PIGI rate of 3.7 percent. The Enacted Budget includes a School Aid increase for SY 2026 of $1.7 billion (4.9 percent), driven largely by a $1.4 billion (5.7 percent) increase in Foundation Aid. This increase is above the indexed PIGI rate of 4.5 percent.

The Financial Plan projections for SY 2027 and beyond assume that School Aid growth will be based on estimated growth in Foundation Aid and expense-based aids and that growth will be below the PIGI rate.

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Nearly three-quarters of DOH State Funds Medicaid spending growth is subject to the Global Cap that is intended to establish a limit for Medicaid growth. The amount of State-share Medicaid spending excluded from the Global Cap continues to increase and includes supplemental hospital payments, costs for the takeover of Medicaid growth from local governments, reimbursement to providers for increased minimum wage costs, and investments made from HSF. Prior to FY 2023, the Global Cap was calculated using the ten-year rolling average of the medical component of CPI for all urban consumers and thus allowed for growth attributable to increasing costs, though not increasing utilization. To accommodate growth in utilization, beginning in FY 2023 the Global Cap was amended to be calculated using the five-year rolling average of health care spending, using projections from the CMS Actuary. The CMS Actuary updates the projections annually and DOB incorporates the revisions into the multi-year forecast with the Enacted Budget, as applicable. The new Global Cap index added a substantial amount of allowable Medicaid growth—over $23 billion covering the six-year period from FY 2023 through FY 2029.

The statutory provisions of the Global Cap grant the Commissioner of Health (the Commissioner) certain powers to limit Medicaid disbursements to the level authorized by the Global Cap and allow for flexibility in adjusting Medicaid projections to meet unanticipated costs resulting from a disaster. The Commissioner’s powers are intended to limit the annual growth rate to the levels set by the Global Cap for the then-current fiscal year through actions that may include reducing reimbursement rates to providers. These actions may be dependent upon timely Federal approvals and other elements of the program that govern implementation.

Since the enactment of the Global Cap, the portion of actual State Funds Medicaid spending subject to the Global Cap has remained at or below indexed levels. However, in certain fiscal years, the General Fund has provided relief to the Global Cap and DOH has taken management actions, including adjustments to the timing of Medicaid payments consistent with contractual terms, to ensure compliance with the Global Cap. Similarly, in response to initial delays in the Federal approval of planned FY 2022 through FY 2024 Managed Care Directed Payment Template (DPT), the State advanced payments of over $2.2 billion in State-only payments to certain providers to help them cover their immediate cash flow needs. These advanced payments are expected to be remitted to the State by the providers upon their receipt of federally approved DPT funds. While all prior year Federal approvals have been granted with respect to these DPT funds, approximately $1.3 billion in provider reimbursements to the State are in various phases of the administrative remittance process. Pursuant to the existing reimbursement structure, DOH assumed full remittance of the advances in FY 2025; however, due to an inability by certain hospitals to repay advances resulting from a continuing erosion of their financial solvency, the General Fund provided relief to the Global Cap at the end of FY 2025 through the Mental Hygiene Stabilization Fund and spread repayments over several years.

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Medical Indemnity Fund (MIF). The MIF was created in 2011 and is administered by DOH to provide for the future health care costs of individuals who suffered birth-related neurological injuries because of medical malpractice during delivery. The purpose of the MIF is to ensure qualified plaintiffs have their health care needs met throughout their lifetime and to protect hospitals by limiting their liabilities for medical malpractice expenses. The costs are supported partially through an assessment on hospitals with the balance funded by the State. To date, the State has provided $717 million in funding for the MIF and another $211 million planned in FY 2026. In 2017, rates were increased, and eligibility expanded to births occurring at non-hospital facilities. Services covered by the MIF are expansive and can include medical, dental, surgical, hospital, nursing, custodial, and rehabilitative care.

Pursuant to law, if the MIF’s total estimated liabilities reach or surpass 80 percent of its total assets, then the MIF will be closed to new enrollment to maintain solvency. The FY 2026 Enacted Budget includes provisions to maintain MIF solvency and allow the program to remain open to new enrollees through FY 2026. However, due to increased enrollment, escalating average medical costs per enrollee, and legislatively mandated average commercial reimbursement requirements., which are in place until December 31, 2025, the MIF is expected to reach the threshold for closure to new enrollees sometime in FY 2027. Absent policy changes to require hospitals and providers to provide additional funding to the MIF and/or program reforms, additional State funding would be needed to prevent the potential closure of the MIF to new enrollees. If closed to new enrollees, those who would have been considered qualified plaintiffs and automatically enrolled in the MIF will instead be able to seek legal recourse against hospitals and physicians.

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Litigation Risk. The Financial Plan forecast is subject to litigation risk. Litigation against the State may challenge the constitutionality of various actions with fiscal implications. In the aggregate, these litigation matters could negatively affect the forecasts and projections contained in the Financial Plan.

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Financial Plan Risk Management. In developing the Financial Plan, DOB attempts to mitigate financial risks, with an emphasis on the General Fund. It does this by, among other things, exercising caution when calculating total General Fund disbursements and managing the accumulation of financial resources. Such resources include but are not limited to: fund balances that are not needed each year; management of the timing of reimbursement for capital advances; and prepayment of expenses, subject to available resources, to maintain budget flexibility. DOB routinely executes cash management actions to manage the State’s large and complex budget. These actions are intended to improve the State’s cash flow, manage resources within and across State fiscal years, adhere to spending targets, and better position the State to address unanticipated costs, including economic downturns, revenue deterioration, and unplanned expenses. There is no guarantee that such financial resources or cash management actions will be sufficient to address risks that may materialize in a given fiscal year.

In addition, there can be no assurance that the State’s financial position will not change materially and adversely from current projections. If this were to occur, the State may be required to take gap-closing actions to preserve General Fund balance. Such actions may include but are not limited to: reductions in State agency operations; delays or reductions in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; and use of non-recurring resources.

In some cases, the ability of the State to implement such actions requires the approval of the Legislature and cannot be implemented solely by the Governor. The FY 2026 Enacted Budget includes provisions designed to maintain a balanced budget that authorize the Budget Director to reduce payments subject to a plan submitted to the Legislature for review, in the event of a General Fund imbalance exceeding $2 billion.

State Labor Costs

All State labor unions are now covered by a ratified contract through the end of FY 2026.

The State expects to continue to engage with unions to discuss future agreements for FY 2027 and beyond; however, there can be no assurance that amounts informally reserved in the Financial Plan for future operational needs will be available or sufficient to fund the cost of future labor contracts.

The State expects to continue to engage with unions to discuss future agreements for FY 2027 and beyond; however, there can be no assurance that amounts informally reserved in the Financial Plan for future operational needs will be available or sufficient to fund the cost of future labor contracts.

Employee Pension Benefits.7 The State makes annual contributions to the New York State and Local Retirement System (NYSLRS) for employees in the New York State and Local Employees’ Retirement System (ERS) and Police and Fire Retirement System (PFRS). This section discusses contributions to the NYSLRS, which account for most of the State’s pension costs.8 All projections are based on estimated market returns and numerous actuarial assumptions which, if unrealized, could have a materially adverse effect on these projections.

New York State Retirement and Social Security Law (RSSL) Section 11 directs NYSLRS to provide regular reports on the System’s experience and to propose assumptions and methods for the actuarial valuations. Employer contribution rates for NYSLRS are determined based on investment performance in the Common Retirement Fund (CRF) and actuarial assumptions recommended by the Retirement System’s Actuary and approved by the State Comptroller. Pension estimates are based on the actuarial report issued in September 2024.

On September 3, 2024, NYSLRS announced an increase in employer contribution rates for both ERS and PFRS which will impact expenses in FY 2026. The average employer contribution rate for ERS increased from 15.2 percent to 16.5 percent of payroll, which is the highest level since FY 2016. The average employer contribution rate for PFRS increased from 31.2 percent to 33.7 percent of payroll, which is the highest level since FY 1980. The increase is driven by recent enhancements to the retirement benefits for Tier 6 members, as well as prior year market losses in the CRF and a higher-than-expected number of service retirements. Since FY 2022, NYSLRS has utilized an 8-year smoothing methodology to reduce volatility in the employer contribution rates. Since then, market losses in FY 2023 have negated the gains in FY 2022 and FY 2024, resulting in a net increase in contribution rates. The table below shows the CRF investment experience and the smoothing period for each year’s returns.

[7]	The information contained under this heading was prepared solely by DOB and reflects the budgetary aspects of pension amortization.
[8]	The State’s aggregate pension costs also include State employees in the Teachers’ Retirement System (TRS) for both the SUNY and State Education Department (SED), the Optional Retirement Program (ORP) for both SUNY and SED, and the New York State Voluntary Defined Contribution Plan (VDC).

As a result of the increases in the employer contribution rates, participants in the Contribution Stabilization Program will have the option to amortize a portion of their FY 2026 ERS and PFRS liability over a period of ten years. The amounts eligible for amortization are to be determined by the System’s Actuary and will be reflected in the employer’s estimated bill. The Financial Plan does not currently assume the State will amortize its pension liability.

In FY 2024 and FY 2025, the State prepaid pension obligations which were due the following fiscal year to generate interest savings. The State expects to continue to prepay this expense as fiscal conditions permit.

The Comptroller does not forecast pension liability estimates on a multi-year basis, requiring DOB to forecast cost for the three outyears. DOB’s multi-year pension forecast assumes growth in the salary base consistent with collective bargaining agreements and a lower rate of return compared to the current rate of return assumed by NYSLRS.

The FY 2026 Enacted Budget includes legislation that enhances retirement benefits for certain groups of first responders and officers. Firefighters employed by DMNA will be eligible for a retirement benefit equal to 50 percent of Final Average Salary (FAS) after twenty-five years of service. A new 20-year and 25-year retirement plan is established for members of PBANYS which includes State Park Police, Department of Environmental Conversation (DEC) Police, DEC Forest Rangers, and SUNY Police. The costs of these retirement enhancements are reflected in the Financial Plan and are estimated to be $42 million in FY 2026 (inclusive of a past service cost of nearly $41 million) and over $1 million each year thereafter.

Pension Contribution Stabilization Program. Under legislation enacted in August 2010, the State and local governments may amortize (defer paying) a portion of their annual pension costs that exceed a fixed increase. Amortization temporarily reduces the pension costs that must be paid by public employers in a given fiscal year but results in higher costs overall when repaid with interest. The full amount of each amortization must be repaid within ten years at a fixed interest rate determined by OSC. The State and local governments are required to begin repayment on new amortizations in the fiscal year immediately following the year in which the amortization was initiated. The State currently has no outstanding pension amortization liability. The FY 2024 Enacted Budget included legislation to allow public employers the option to terminate participation in the program provided they have paid in full all prior year amortizations. The State currently has no plans to withdraw from the program.

Other Post-Employment Benefits (OPEB). State employees become eligible for post-employment benefits (e.g., health insurance) if they reach retirement while working for the State; are enrolled in either the New York State Health Insurance Program (NYSHIP) or the NYSHIP opt-out program at the time they reach retirement; and have the required years of eligible service. The cost of providing post-retirement health insurance is shared between the State and the retired employee. Contributions are established by law and may be amended by the Legislature. The State is not required to provide funding above the Pay-As-You-Go (PAYGO) amount necessary to provide current benefits to retirees. The State continues to fund these costs, along with all other employee health care expenses, on a PAYGO basis, meaning the State pays these costs as they become due.

The State has deposited over $1.7 billion to the Retiree Health Benefit Trust Fund (RHBTF) which was created in FY 2018 as a qualified trust under Governmental Accounting Standards Board Statements (GASBS) No. 74 and is authorized to reserve money for the payment of health benefits of retired employees and their dependents. The RHBTF is a Fiduciary Fund and is excluded from All Governmental Funds. Under current law, the State may deposit into the RHBTF, in any given fiscal year, up to 1.5 percent of the total then-current unfunded actuarial accrued OPEB liability ($56.7 billion on March 31, 2024). The Financial Plan includes a continued $250 million annual deposit to the RHBTF that will be dependent on fiscal conditions.

State Debt

Bond Market and Credit Ratings. Successful execution of the Financial Plan is dependent on the State’s ability to market bonds. The State pays for much of its capital spending, in the first instance, from the General Fund or STIP, and then reimburses itself with proceeds from the sale of bonds. An inability of the State to sell bonds or notes at the level or on the timetable it expects could have a material and adverse impact on the State’s financial position and the implementation of its Capital Plan. The success of projected public sales of municipal bonds is subject to prevailing market conditions and related ratings issued by national credit rating agencies, among other factors. Future developments in the financial markets, including possible changes to the Internal Revenue Code relating to the taxation of interest on municipal bonds, may affect the market for outstanding State-supported and State-related debt.

The major rating agencies – Fitch, KBRA, Moody’s, and S&P – have assigned the State general credit ratings of AA+, AA+, Aa1, and AA+, respectively. The State’s rating has a stable outlook from all four rating agencies. These ratings reflect the State’s economic recovery from the COVID-19 pandemic and commitment to strong reserve levels.

Debt Reform Act Limit. The Debt Reform Act of 2000 (“Debt Reform Act”) restricts the issuance of State-supported debt funding to capital purposes only and, with certain limited exceptions for long-lived Metropolitan Transportation Authority (MTA) projects, generally limits the maximum term of bonds to 30 years. The Debt Reform Act limits the amount of new State-supported debt to 4 percent of State personal income, and new State-supported debt service costs to 5 percent of All Funds receipts. The restrictions apply to State-supported debt issued after April 1, 2000. DOB, as administrator of the Debt Reform Act, determined that the State complied with the statutory caps in the most recent calculation period (FY 2024).

The State enacted legislation that suspended certain provisions of the Debt Reform Act for FY 2021 and FY 2022 bond issuances as part of the State’s response to the COVID-19 pandemic. Accordingly, a total of $13 billion of State-supported debt issued in FY 2021 and FY 2022 and outstanding as of March 31, 2025, is not counted towards the statutory caps on debt outstanding and debt service.

Current projections anticipate that State-supported debt outstanding and State-supported debt service will continue to remain below the limits imposed by the Debt Reform Act. Based on the most recent personal income and debt outstanding forecasts, the available debt capacity under the debt outstanding cap is expected to decline from $26.2 billion in FY 2025 to a low point of $503 million in FY 2030. This calculation includes the estimated impact of funding capital commitments with State bonds. The debt service on State-supported debt subject to the statutory cap is projected at $3.1 billion in FY 2026 inclusive of prior year prepayments, or roughly $9.3 billion below the statutory debt service limit.

The State uses personal income estimates published by the Federal government, specifically the Bureau of Economic Analysis (BEA), to calculate the cap on debt outstanding, as required by statute. The BEA revises these estimates on a quarterly basis and such revisions can be significant. For Federal reporting purposes, BEA reassigns income from the state where it was earned to the state in which a person resides, for situations where a person lives and earns income in different states (the “residency adjustment”). The BEA residency adjustment has the effect of reducing reported New York State personal income because income earned in New York by non-residents regularly exceeds income earned in other states by New York residents. The State taxes all personal income earned in New York, regardless of place of residency.

In the FY 2026 Enacted Budget, the State included new bond-financed capital commitments that add $2.4 billion in new debt over the five-year Capital Plan period. The capital spending increases are offset by greater underspending on capital projects than previously assumed, as well as changes in the size and timing of future bond issuances and bond sale results to date. The FY 2026 Enacted Budget personal income forecast provides a short term benefit to debt capacity but reduces capacity by $551 million by FY 2030. The State may adjust capital spending priorities and debt financing practices from time to time to preserve available debt capacity and stay within the statutory limits, as events warrant.

Localities and Authorities

The State’s localities and certain public authorities rely in part on State financial assistance to meet their commitments and expenses. Unanticipated financial needs among localities and the MTA can create pressure for the State to assist and may adversely affect Financial Plan projections.

Financial Condition of New York State Localities. The largest driver of costs for most counties is Medicaid; however, the State has taken over all the growth in the program since FY 2007 and funds the entire cost of minimum wage and homecare wage increases. In addition, certain localities outside the City of New York, including cities and counties, have experienced financial problems, and have been allocated additional State assistance during the last several State fiscal years. The Financial Restructuring Board for Local Governments (the “Restructuring Board”) aids distressed local governments by performing comprehensive reviews and providing grants and loans on the condition of implementing recommended efficiency initiatives.

MTA. The MTA operates public transportation in the City of New York metropolitan area, including subways, buses, commuter rail, and tolled vehicle crossings. The services provided by the MTA and its operating agencies are integral to the economy of the City of New York and the surrounding metropolitan region, as well as to the economy of the State. MTA operations are funded mainly from fare and toll revenue, dedicated taxes, and subsidies from the State and the City of New York. MTA Capital Plans also rely on significant direct contributions from the State and the City of New York.

MTA Capital Plans. The FY 2026 Enacted Budget provides funding for the MTA’s 2025-2029 Capital Plan. The Budget includes $4.2 billion in direct State contributions, of which $3 billion is from a new appropriation and $1.2 billion is from repurposing an existing Penn Station appropriation. Additionally, the Budget includes adjustments to the MCTMT that are anticipated to generate an estimated $31.5 billion for the 2025-2029 Capital Plan.

The State is also directly contributing $9.1 billion to the MTA’s 2015-2019 Capital Plan and $3.1 billion to the MTA’s 2020-2024 Capital Plan. These State commitment levels represent substantial increases from the funding levels for prior MTA Capital Plans (2010-2014: $770 million; 2005-2009: $1.45 billion). In addition, a substantial amount of new funding to the MTA was authorized in the FY 2020 Enacted Budget as part of a comprehensive reform plan expected to generate an estimated $25 billion in financing for the MTA’s 2020-2024 Capital Plan, including $15 billion from congestion pricing revenues.

New York’s Central Business District Tolling Program (CBDTP) was implemented in Manhattan on January 5, 2025, following the entry of an agreement, dated November 21, 2024, by and among the Federal Highway Administration (FHWA), NYS Department of Transportation, NYC Department of Transportation, and the Triborough Bridge and Tunnel Authority (TBTA), approving CBDTP under the Federal Value Pricing Pilot Program (the VPPP Agreement). On February 19, 2025, the U.S. Department of Transportation (US DOT) delivered a letter to Governor Kathy Hochul asserting its intent to terminate the VPPP Agreement and rescind FHWA’s approval of the CBDTP. In response, the TBTA and MTA filed a complaint in the U.S. District Court for the Southern District of New York seeking, among other legal remedies, an order vacating US Department of Transportation (DOT’s) purported termination which was undertaken in violation of the terms of that agreement, and in excess of the Department’s authority. The TBTA and MTA have stated they will continue operation of the CBDTP absent a valid court order.

Other State Actions. The COVID-19 pandemic caused severe declines in MTA ridership and traffic in 2020, and ridership remains significantly below pre-pandemic levels. In the FY 2024 Enacted Budget, the State took substantial action to provide the MTA with additional operating revenues dedicated to help solve the MTA’s fiscal crisis. This included an increase in the MCTMT in the City of New York, a one-time State subsidy of $300 million, an increase in the City of New York’s contribution to the MTA for the costs of paratransit services and directing a portion of future casino revenues, the timing of which is uncertain, to the MTA.

Risks to the MTA include, but are not limited to, the level and pace at which ridership will return, the economic conditions of the MTA region, the ability to implement cost controls and savings actions, and the ability to implement biennial fare and toll increases. If additional resources are provided by the State, either through additional subsidies or new revenues, it could have a material and adverse impact on the Financial Plan.

Other Risks and Ongoing Concerns

Climate Change. Climate change poses significant threats to physical, biological, and economic systems in New York and around the world. The immediate and long-term effects of climate change could adversely impact the Financial Plan in the current year or in future years. Climate change risks also increasingly fall within the maximum maturity term of current outstanding bonds of the State, which may generally be issued with a term of up to 30 years under State statute, as well as bonds issued by public authorities and municipalities. Hazards and risks related to climate change for the State include, among other things, rising sea levels, increased coastal flooding and related erosion hazards, intensifying storms, wildfires, and more extreme heat.

Powerful storms affecting the State, including Hurricane Ida (September 2021), Superstorm Sandy (October 2012), Tropical Storm Lee (September 2011), and Hurricane Irene (August 2011), and more recently flooding in 2024 due to the remnants of Hurricane Beryl and Tropical Storm Debby have demonstrated vulnerabilities in the State’s infrastructure (including mass transit systems, power transmission and distribution systems, and other critical lifelines) to extreme weather-driven events, including coastal flooding caused by storm surges and flash floods from rainfall.

To mitigate and manage the impacts of climate change, all levels of government, including municipalities and public utilities, continue to undertake a variety of actions to reduce greenhouse gas emissions and adapt existing infrastructure to the changing environment. However, given the size and scope of potential disruptions, there can be no assurance that such efforts will be adequate or timely enough to mitigate the most damaging effects of climate change.

In 2019, New York enacted the Climate Leadership and Community Protection Act (CLCPA). The CLCPA set the State on a path toward reducing statewide greenhouse gas emissions by 85 percent below the 1990 level by 2050; and a plan to fully transition its electricity sector to zero emissions by 2040. Several factors may impact the ability to achieve these goals and directives, and, therefore, no assurances can be made that such objectives will be met.

The CLCPA created the Climate Action Council (CAC), which was tasked with developing a Scoping Plan with recommendations to reduce greenhouse gas emissions, increase renewable energy usage, and promote climate justice. The CAC approved and adopted the final Scoping Plan in December 2022. In response, New York is working to develop an affordable and effective cap- and-invest program that will drive emissions reductions across all regions of the State, while maintaining the competitiveness of New York businesses and industries. Pursuant to the CLCPA, DEC is required to promulgate rules and regulations to ensure the State meets the CLCPA’s statewide greenhouse gas emission limits. DEC has already adopted a variety of regulations to help meet this objective, which will play a key role in New York’s overall policies aimed at reducing greenhouse gas emissions across the State.

New York’s electricity system is already part of a regional cap-and-invest program: the Regional Greenhouse Gas Initiative (RGGI). Since RGGI began operation in 2008, the program has helped reduce greenhouse gases from power plants by more than half and raised over $2.7 billion to support cleaner energy solutions in New York and over $9.0 billion collectively amongst participating states.

Concurrently, the State has been taking regulatory and legislative actions that are intended to limit greenhouse gas emissions, electrify transportation, and generate more electricity from renewable sources. Realization of these actions and their intended outcomes is contingent upon successful implementation, and, therefore, no assurances can be made that such actions will be realized as planned. Major actions include:

•	Making a $1 billion capital investment in the FY 2026 Enacted Budget to lower building emissions, advance clean transportation and build renewable energy projects.

•	Authorizing the New York Power Authority to plan, design, develop, finance, construct, own, operate, maintain, and improve renewable energy generating projects.

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Prohibiting building systems and/or equipment that burn fossil fuels in new construction starting December 31, 2025, for any new building seven stories or lower, except large commercial and industrial buildings, and December 31, 2028 for other new buildings.

•	Requiring new off-road vehicles and equipment sold in New York to be zero-emissions by 2035 and new medium-duty and heavy-duty vehicles to be zero-emissions by 2045.

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Providing direct financial investment to school districts and private transportation contractors for the purchase or lease of zero-emission school buses—to facilitate compliance with the State’s 2027 deadline, with full fleet conversion and operation of zero-emission school buses required by July 1, 2035.

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Signing the Climate Change Superfund Act in December 2024, which will require companies that have contributed significantly to the buildup of climate-warming greenhouse gases in the atmosphere to pay for critical infrastructure investments to adapt to climate change.

During the November 2022 general election, New York State voters approved the Clean Water, Clean Air, and Green Jobs Bond Act. The $4.2 billion bond act is actively being implemented and is supporting substantial capital improvements and enhancements in the following areas: flood risk reduction/restorations; open space, working lands conservation, and recreation; climate change mitigation; and water quality improvement and resilient infrastructure.

Cybersecurity. The New York State government, like many other large public and private entities, relies on a large and complex technology environment to conduct its operations. As a recipient and provider of personal, private, or sensitive information, the State and its authorities, agencies, and public benefit corporations, as well as its political subdivisions (including counties, cities, towns, villages, and school districts) face multiple cyber threats involving, but not limited to, hacking, viruses, ransomware, malware and other attacks on computers and other networks and systems. Entities or individuals may attempt to gain unauthorized access to the State’s technology environment for the purposes of misappropriating assets or information or causing operational disruption and damage. In addition, the tactics used in malicious attacks to obtain unauthorized access to networks and systems change frequently and are often not recognized until launched against a target. Accordingly, the State may be unable to fully anticipate these techniques or implement adequate preventative measures.

To mitigate the risk of business operations impact and/or damage from cyber incidents or cyber-attacks, the State invests in multiple forms of cybersecurity and operational controls. The State’s Chief Information Security Office (CISO) within the State’s Office of Information Technology Services (ITS) maintains policies, standards, programs, and services relating to the security of State government networks. The CISO is responsible for annually assessing the effectiveness of certain State agencies’ cybersecurity defenses through the Nationwide Cybersecurity Review. In addition, the CISO maintains the New York State Cyber Command Center team, which possesses digital forensics capabilities, and manages cyber incident reporting and response. The CISO also distributes real-time advisories and alerts, provides managed security services, and implements Statewide information security awareness training.

The State has also developed partnerships with local governments to better address cybersecurity threats. In February 2022, the Governor announced the creation of an information-sharing partnership, the Joint Security Operations Center (JSOC). The JSOC is a partnership between the State and the cities of Albany, Buffalo, the City of New York, Rochester, Syracuse, and Yonkers. The JSOC combines local, State, and Federal cyber threat information in order to increase collaboration on threat intelligence, reduce response times, and yield faster and more effective remediation in the event of a major cyber incident. The FY 2026 Enacted Budget continues to invest in New York’s Shared Services Program, which helps county and local governments and other regional partners acquire and deploy high quality cybersecurity services to bolster their cyber defenses.

Occasionally, intrusions into State digital systems have been detected, but they have generally been contained. While cybersecurity procedures and controls are routinely reviewed and tested, there can be no assurance that such security and operational control measures will be successful at preventing future cyber threats and attacks. Successful attacks could adversely impact the State, including disrupting business operations, harming State networks and systems, and damaging State and local infrastructure; and the costs of remediation and recovery could be substantial.

The State has also adopted regulations designed to protect the financial services industry from cyberattacks. Banks, insurance companies and other covered entities regulated by the Department of Financial Services (DFS) are, unless eligible for limited exemptions, required to: (a) maintain a cybersecurity program, (b) create written cybersecurity policies and perform risk assessments, (c) designate someone with responsibility to oversee the cybersecurity program, (d) annually certify compliance with the cybersecurity regulations, and (e) report to DFS cybersecurity events that have a reasonable likelihood of materially harming any substantial part of the entity’s normal operation(s) or for which notice is required to any government body, self-regulatory agency, or supervisory body.

BlackRock MuniHoldings New York Quality Fund, Inc. EVERY VOTE IS IMPORTANT PO Box 43131 Providence, RI 02940-3131 MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope DO NOT TE AR PROXY CARD BLACKROCK MUNIHOLDINGS NEW YORK QUALITY FUND, INC. JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 15, 2025 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PREFERRED SHARES The undersigned hereby appoints John Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock MuniHoldings New York Quality Fund, Inc., a Maryland corporation (the “Fund”), that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held on October 15, 2025, at [•] a.m. (Eastern Time) (the “Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Joint Special Meeting and otherwise to represent the undersigned at the Joint Special Meeting with all powers possessed by the undersigned as if personally present at the Joint Special Meeting. The Joint Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/MgFSU5J. To attend and participate in the virtual Joint Special Meeting, enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Joint Special Meeting. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

MHN_34670_071125_Pref PLEASE MARK, SIGN, DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE PROPOSALS. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals FOR AGAINST ABSTAIN 1a. The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, ☐ ☐ ☐ “VRDP Holders”) of BlackRock MuniHoldings New York Quality Fund, Inc. (“MHN”) are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger among BlackRock MuniYield New York Quality Fund, Inc. (the “Acquiring Fund”), MHN and a wholly-owned subsidiary of the Acquiring Fund (the “MHN Merger Sub”) (the “MHN Merger Agreement”) and the transactions contemplated therein, including that MHN will merge with and into the MHN Merger Sub, with the issued and outstanding common shares and VRDP Shares, if any, of MHN being converted into the right to receive newly issued common shares and VRDP Shares of the Acquiring Fund, respectively (the “MHN Merger”). FOR AGAINST ABSTAIN 1b. The VRDP Holders of MHN are being asked to vote as a separate class on a proposal to approve the MHN Merger Agreement ☐ ☐ ☐ and the MHN Merger. To transact such other business as may properly come before the Joint Special Meeting and any adjournments, postponements or delays thereof. BlackRock MuniHoldings New York Quality Fund, Inc. Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders on October 15, 2025. The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at: https://www.proxy-direct.com/blk-34670 B Authorized Signatures ? This section must be completed for your vote to be counted. ? Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ? Please print date below Signature 1 ? Please keep signature within the box Signature 2 ? Please keep signature within the box / / Scanner bar code xxxxxxxxxxxxxx MHN 2 34670 xxxxxxxx

BlackRock New York Municipal Income Trust EVERY VOTE IS IMPORTANT PO Box 43131 Providence, RI 02940-3131 MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope DO NOT TE AR PROXY CARD BLACKROCK NEW YORK MUNICIPAL INCOME TRUST JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 15, 2025 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES PREFERRED SHARES The undersigned hereby appoints John Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock New York Municipal Income Trust, Delaware statutory trust (the “Fund”), that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held on October 15, 2025, at [] a.m. (Eastern Time) (the “Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Joint Special Meeting and otherwise to represent the undersigned at the Joint Special Meeting with all powers possessed by the undersigned as if personally present at the Joint Special Meeting. The Joint Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/MgFSU5J. To attend and participate in the virtual Joint Special Meeting, enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Joint Special Meeting. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

BNY_34670_071125_Pref PLEASE MARK, SIGN, DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code THE BOARD OF TRUSTEES RECOMMENDS VOTING “FOR” THE PROPOSALS. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals FOR AGAINST ABSTAIN 1c. The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, ☐ ☐ ☐ “VRDP Holders) of BlackRock New York Municipal Income Trust (“BNY”) are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger among BlackRock MuniYield New York Quality Fund, Inc. (the “Acquiring Fund”), BNY and a wholly-owned subsidiary of the Acquiring Fund (the “BNY Merger Sub”) (the “BNY Merger Agreement”) and the transactions contemplated therein, including that BNY will merge with and into the BNY Merger Sub, with the issued and outstanding common shares and VRDP Shares, if any, of BNY being converted into the right to receive newly issued common shares and VRDP Shares of the Acquiring Fund, respectively (the “BNY Merger”). FOR AGAINST ABSTAIN 1d. The VRDP Holders of BNY are being asked to vote as a separate class on a proposal to approve the BNY Merger Agreement ☐ ☐ ☐ and the BNY Merger. delays thereof. To transact such other business as may properly come before the Joint Special Meeting and any adjournments, postponements or BlackRock New York Municipal Income Trust Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders on October 15, 2025. The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at: https://www.proxy-direct.com/blk-34670 B Authorized Signatures ? This section must be completed for your vote to be counted. ? Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ? Please print date below Signature 1 ? Please keep signature within the box Signature 2 ? Please keep signature within the box / / Scanner bar code xxxxxxxxxxxxxx BNY 2 34670 xxxxxxxx

BlackRock MuniYield New York Quality Fund, Inc. EVERY VOTE IS IMPORTANT PO Box 43131 Providence, RI 02940-3131 MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope DO NOT TEAR PROXY CARD BLACKROCK MUNIYIELD NEW YORK QUALITY FUND, INC. JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 15, 2025 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PREFERRED SHARES The undersigned hereby appoints John Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock MuniYield New York Quality Fund, Inc. a Maryland corporation (the “Fund”), that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held on October 15, 2025, at [] a.m. (Eastern Time) (the “Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Joint Special Meeting and otherwise to represent the undersigned at the Joint Special Meeting with all powers possessed by the undersigned as if personally present at the Joint Special Meeting. The Joint Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/MgFSU5J. To attend and participate in the virtual Joint Special Meeting, enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Joint Special Meeting. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

MYN_34670_071625_Pref PLEASE MARK, SIGN, DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE PROPOSALS. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals FOR AGAINST ABSTAIN 1e. The holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of BlackRock ☐☐ ☐?MuniYield New York Quality Fund, Inc. (the “Acquiring Fund”) are being asked to vote as a separate class on a proposal to approve an Agreement and Plan of Merger among the Acquiring Fund, BlackRock MuniHoldings New York Quality Fund, Inc. (“MHN”) and a wholly-owned subsidiary of the Acquiring Fund (the “MHN Merger Sub”) (the “MHN Merger Agreement”) and the transactions contemplated therein, including that MHN will merge with and into the MHN Merger Sub (the “MHN Merger”), and, in connection with the MHN Merger, the issuance of additional Acquiring Fund VRDP Shares and the adoption of any new, or amendments to currently existing, Articles Supplementary as necessary in connection therewith. FOR AGAINST ABSTAIN 1f. The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve an Agreement ☐ ☐ ☐ and Plan of Merger among the Acquiring Fund, BlackRock New York Municipal Income Trust (“BNY”) and a wholly-owned subsidiary of the Acquiring Fund (the “BNY Merger Sub”) (the “BNY Merger Agreement”) and the transactions contemplated therein, including that BNY will merge with and into the BNY Merger Sub (the “BNY Merger”), and, in connection with the BNY Merger, the issuance of additional Acquiring Fund VRDP Shares and the adoption of any new, or amendments to currently existing, Articles Supplementary as necessary in connection therewith. FOR AGAINST ABSTAIN 2a. The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Holders”) of BlackRock MuniYield ☐ ☐ ☐ New York Quality Fund, Inc. (the “Acquiring Fund”) are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with an Agreement and Plan of Merger among the Acquiring Fund, BlackRock MuniHoldings New York Quality Fund, Inc. (“MHN”) and a wholly-owned subsidiary of the Acquiring Fund (the “MHN Merger Sub”) and the transactions contemplated therein, including that MHN will merge with and into the MHN Merger Sub. FOR AGAINST ABSTAIN 2b. The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to ☐ ☐ ☐ approve the issuance of additional common shares of the Acquiring Fund in connection with an Agreement and Plan of Merger among the Acquiring Fund, BlackRock New York Municipal Income Trust (“BNY”) and a wholly-owned subsidiary of the Acquiring Fund (the “BNY Merger Sub”) and the transactions contemplated therein, including that BNY will merge with and into the BNY Merger Sub. To transact such other business as may properly come before the Joint Special Meeting and any adjournments, postponements or delays thereof. BlackRock MuniYield New York Quality Fund, Inc. Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders on October 15, 2025. The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at: https://www.proxy-direct.com/blk-34670

B Authorized Signatures ? This section must be completed for your vote to be counted. ? Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ? Please print date below Signature 1 ? Please keep signature within the box Signature 2 ? Please keep signature within the box / / Scanner bar code xxxxxxxxxxxxxx MYN 2 34670 xxxxxxxx